UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06557

RidgeWorth Funds

(Exact name of registrant as specified in charter)

RidgeWorth Capital Management LLC

3333 Piedmont Road, Suite 1500

Atlanta, GA 30305

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:
Julia R. Short RidgeWorth Funds 3333 Piedmont Road, Suite 1500 Atlanta, GA 30305	W. John McGuire, Esq. Thomas S. Harman, Esq. Morgan, Lewis & Bockius LLP 1111 Pennsylvania Avenue, NW Washington, DC 20004

Registrant’s telephone number, including area code: 1-888-784-3863

Date of fiscal year end: March 31

Date of reporting period: March 31, 2016

Item 1. Reports to Shareholders.

2016 ANNUAL REPORT

EQUITY FUNDS

MARCH 31, 2016

RidgeWorth Investments is the trade name of RidgeWorth Capital Management LLC.

RIDGEWORTH FUNDS    March 31, 2016

LETTER TO SHAREHOLDERS

RIDGEWORTH FUNDS    March 31, 2016

Dear Valued Shareholder,

We sincerely thank you for your continued business and support. Our primary objective is to help you achieve your investment goals, and we’re grateful you have placed your confidence in us. We aim to earn your trust through competitive investment performance and excellent client service. We hope we have met your expectations in both of these measures, and we look forward to continuing to serve as your asset manager in the months and years to come.

During the 12 months through March 31, 2016, the U.S. economy continued to grow, albeit at a slower pace than last year. The U.S. Federal Reserve in December 2015 took its first steps toward unwinding its long-running stimulus efforts, raising the federal funds rate by 25 basis points. However, the relatively weak improvement of the U.S. economy suggests that the Fed will move slowly to raise interest rates in the near term.

Two major themes during the period were the sharp decline in commodity prices and the strength of the U.S. dollar. These factors caused corporate earnings to struggle, posing headwinds for stocks. However, these headwinds currently appear to be ebbing as commodity prices—particularly the price of oil—have rebounded and the dollar has given back some of the considerable gains experienced since 2014.

Outside the U.S., countries such as China and Brazil struggled to realign economic priorities, contain excess debt and limit political turmoil, while slow economic growth challenged the euro zone. Central banks in many international markets adopted increasingly aggressive stimulus measures. We remain concerned that monetary policies abroad may be nearing the limits of their effectiveness, and we believe the decision by the European Central Bank and other central banks to push interest rates into uncharted negative territory has the potential to disrupt the global economy. We do expect, however, international developed markets to continue to recover, due in part to the continued strength of the U.S. economy, which is shouldering much of the burden of the global economic recovery.

Looking ahead, we believe bond yields will remain relatively low, but the Fed’s intention is to normalize monetary policy. The decline in commodity prices stoked concerns about certain bond issuers over the past year, especially those in the energy sector. This year will be key in terms of observing which ones will be able to service their debt.

Our outlook for the equity markets remains favorable, but with increased volatility due to the presidential race and global macro-headlines. We see opportunities in all equity styles. Finally, we continue to believe that a gradually firming economic environment will offer fresh opportunities to selective investors. We expect this opportunistic environment should mesh well with RidgeWorth’s bottom-up approach to security selection. We at RidgeWorth wish to thank you again for the trust and confidence you have placed in us, and we look forward to another successful year together.

Sincerely,

Ashi Parikh

Chief Executive Officer, Chief Investment Officer

RidgeWorth Investments

1

AGGRESSIVE GROWTH STOCK FUND

Portfolio Managers

•	Nancy Zevenbergen, CFA, CIC
•	Brooke de Boutray, CFA, CIC
•	Leslie Tubbs, CFA, CIC

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

Small- and mid-capitalization funds typically carry additional risks as smaller companies generally have a higher risk of failure.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2016?

The Aggressive Growth Stock Fund (I Shares) returned -4.74%. That compared to a 1.34% return for the Russell 3000® Growth Index.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2016?

Global and domestic economic mayhem created two record-level spikes in equity volatility during the 12-month period. The Fund’s higher beta holdings bore the brunt of selling pressure. While the Fund rebounded significantly two out of four quarters, gains were not enough to compensate for the remaining quarters’ weakness, and absolute returns suffered during the 12 months through March 31, 2016.

The Fund’s underperformance relative to its benchmark was attributable to active stock selection in the financial services, healthcare and technology sectors. Consumer discretionary holdings added positive excess returns.

Among the Fund’s key detractors: XPO Logistics, Inc., underperformed amid negative response to acquisitions and exposure to the industrial business cycle. Chinese macroeconomic issues and competitor-related concerns were reflected in Vipshop Holdings Limited share performance. While concerns over possible legal and regulatory issues pressured shares of LendingClub Corporation.

Key contributors to relative returns included the following: Netflix, Inc., exceeded domestic and international subscriber guidance, while delivering profitability in new markets. Amazon.com, Inc., achieved record revenues through growth in web services, fulfillment and third-party seller participation. Tesla Motors, Inc., shares advanced on unit volume growth, ahead-of-schedule build-out for its Gigafactory and anticipation of its Model 3 automobile debut.

How do you plan to position the Fund, based on market conditions?

Underperformance in the Fund does not necessarily lead us to make position changes as we continue to focus on company fundamentals. Many of the same companies that underperformed during the past year are still in the portfolio, and given the pull-back in stock prices, represent good potential drivers to future returns.

In times of significant stock volatility, we find great comfort in companies with excellent management teams— especially those that are founder-led. These companies tend to be more innovative, likely to make bold investments to renew or adapt business models and demonstrate a willingness to take risk to invent the future. An owner’s mindset is imperative, with speed to act and personal responsibility for risk and cost—a key strategic asset. Nearly 70% of the Fund’s holdings have founders among its leadership teams.

Investors likely still harbor excessive pessimism: Recent short interest figures are higher than the March 2009 nadir. As yet another panic and recovery demonstrates, the price of overreaction—and non-participation—may be the difference between exceeding objectives and being left in the dust. Invest with conviction.

2

AGGRESSIVE GROWTH STOCK FUND

Growth of a $10,000 Investment (as of March 31, 2016)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/06. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Russell 3000® Growth Index, which measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index. Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

		Average Annual Total Returns as of 3/31/16
Aggressive Growth Stock Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	–4.96%	12.51%	6.92%	6.96%
	with sales charge*	–10.44%	10.32%	5.66%	6.33%
I Shares		–4.74%	12.72%	7.15%	7.23%
Russell 3000® Growth Index		1.34%	13.16%	12.00%	8.09%

Prospectus Expense Ratio[1]					Gross
A Shares					1.45%
I Shares					1.34%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an investment.

The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2016 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 1.50% and 1.30% for A and I Shares, respectively. Without these fee waivers, performance would have been lower.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75%.
[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/16 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2016)

as a percentage of investments

3

CAPITAL INNOVATIONS GLOBAL RESOURCES AND INFRASTRUCTURE FUND

Portfolio Managers

•	Michael D. Underhill
•	Susan L. Dambekaln

INVESTMENT CONCERNS

Companies within the infrastructure, agribusiness and timber industries are susceptible to adverse economic or regulatory factors which may affect the Fund’s performance.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

Small- and Mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

Large-capitalization stocks can perform differently from other segments of the equity market or the equity market as a whole. Large capitalization companies may be less flexible in evolving markets or unable to implement change as quickly as smaller capitalization companies.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the period ended March 31, 2016?

The Capital Innovations Global Resources and Infrastructure Fund (I Shares) delivered a -20.48% return. That compared to a -15.30% return for the S&P Global Natural Resources Index.

What factors influenced the Fund’s performance for the period ended March 31, 2016?

The U.S. dollar gained against most major currencies during the period under review, while commodity prices declined substantially. Oil prices in particular declined sharply; major Middle East oil-producing nations maintained production levels while North American drillers decreased output. This environment contributed to the Fund’s negative absolute returns.

The Fund’s relative performance was hurt by an overweight position in the paper and forest products industry, which was impacted by investors’ fears about falling prices. Exposure to cyclical commodities also detracted from performance, as fertilizers, containerboard and timber came under pressure during the first three quarters of the period. In particular, oversupply of fertilizer, especially in China and India, pushed down fertilizer producers’ valuations. Exposure to shares of a global energy firm detracted from relative performance, as concerns mounted over its long-term earnings ability. An investment in a Texas energy infrastructure company also dragged on the Fund’s returns, as its shares declined following a dividend cut in response to the falling price of crude oil.

An underweight position in metals and mining stocks—part of the materials sector—helped the Fund’s relative returns. That said, the Fund benefited from an overweight position in a Canadian gold mining firm, as fears about a potential global recession drove up prices for gold and shares of gold-mining firms. An underweight position in a multinational metals, mining and petroleum firm also helped performance relative to the benchmark, as the company’s shares dropped following an accident at one of its facilities. In addition, an underweight position in a diversified metals and commodities producer aided relative performance, as investors grew concerned about the firm’s ability to repay its debt.

How do you plan to position the Fund, based on market conditions?

We remain moderately upbeat about the global economic outlook, even as investor skepticism remains widespread. We expect industrial production growth to solidify gradually over the next several months, which we believe will provide a tailwind for commodity demand and prices. In addition, as global growth concerns dwindle we expect commodity prices to move higher.

Our research indicates that we are in the later stages of the economic cycle. As a result, inflation may become more of a concern going forward. Within this framework, sectors such as energy and commodities tend to benefit.

4

CAPITAL INNOVATIONS GLOBAL RESOURCES AND INFRASTRUCTURE FUND

Growth of a $10,000 Investment (as of March 31, 2016)

This chart assumes an initial hypothetical investment of $10,000 made on 9/28/12 (inception date of Predecessor Fund). Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the S&P Global Natural Resources Index. S&P Global Natural Resources Sector Index includes 90 of the largest publicly-traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified and investable equity exposure across three primary commodity-related sectors: agribusiness, energy, and metals & mining. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/16
Capital Innovations Global Resources and Infrastructure Fund		1 Year	3 Year	Since Inception
A Shares	without sales charge	–20.60%	–4.91%	–1.63%
	with sales charge*	–25.18%	–6.77%	–3.27%
C Shares	without CDSC	–21.25%	–5.64%	–2.37%
	with CDSC*	–22.02%	–5.64%	–2.37%
I Shares		–20.48%	–4.70%	–1.39%
S&P Global Natural Resources Index		–15.30%	–8.78%	–7.65%

Prospectus Expense Ratio[1]				Gross
A Shares				2.73%
C Shares				3.33%
I Shares				2.48%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an investment.

The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2016 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 1.40%, 2.15% and 1.15% for A, C and I Shares, respectively. Without these fee waivers, performance would have been lower.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/16 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2016)

as a percentage of investments

5

INTERNATIONAL EQUITY FUND

Portfolio Managers

•	Paul R. Black
•	Peter J. Hunkel
•	Michael B. Trigg
•	Kurt R. Winrich

INVESTMENT CONCERNS

International investing involves increased risk and volatility.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2016?

The International Equity Fund (I Shares) delivered a -1.59% return. That compared to a -9.19% for the MSCI ACWI Ex-U.S. Index.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2016?

International equity markets generally declined during the period under review. Concerns about the health of the euro zone economy prompted the European Central Bank (ECB) to strengthen stimulus measures intended to spur economic growth. Other central banks around the world, including in China and Japan, also adopted stimulus measures to prop up weak economies. Meanwhile, flagging commodity prices, including sharp declines in the price of oil, put pressure on emerging markets. The U.S. dollar gained against most major currencies, and U.S. stocks outperformed international stocks. In this environment, strong stock selection helped the Fund post positive absolute returns.

The Fund’s relative performance also benefited from effective stock selection. Individual holdings in the health care, information technology and materials sectors particularly helped the Fund out-perform its benchmark. Shares of two Danish companies generated especially strong results. One, a developer of natural ingredients, enjoyed strong demand for its products, especially animal feed; the other, a provider of kidney, gastroenterology, and other intimate health care products and services, debuted a new product in collaboration with another Danish medical technology company. A Canadian software company and a Japanese electronics manufacturer also boosted the Fund’s relative return.

The Fund’s bottom-up structural biases—underweight positions in the financial and energy sectors, and overweight positions in information technology and consumer staples—benefited its return relative to the benchmark. Consumer staples was the best-performing sector in the index, while financial services was the second-worst.

The Fund’s relative performance was dampened by the selection of industrial stocks, chiefly exposure to a Dutch manufacturer of sensors and to a Canadian railway line that failed in its acquisition bid of an American railroad. From a sector perspective, our overweight position in health care and underweight position in telecommunications and utilities softened the Fund’s performance.

How do you plan to position the Fund, based on market conditions?

The firm plans to maintain its bottom-up sector biases, with an overweight position in information technology, health care, and consumer staples, and an underweight position in financial services, energy and telecommunications. We will continue to focus on stock selection through our bottom-up investment approach.

6

INTERNATIONAL EQUITY FUND

Growth of a $10,000 Investment (as of March 31, 2016)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/06. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

Effective September 1, 2015 the benchmark index for the Fund changed from the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index to the Morgan Stanley Capital International All Country World Index excluding United States Index (“MSCI ACWI ex-U.S.”) in connection with the change of the Fund’s Subadviser and related investment strategy changes.

MSCI ACWI Ex-U.S. is a market capitalization-weighted index maintained by Morgan Stanley Capital International (MSCI) and designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The MSCI All Country World Index Ex-U.S. includes both developed and emerging markets. MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE Index consists of 21 developed market country indices. EAFE performance data is calculated in U.S. dollars and in local currency.

		Average Annual Total Returns as of 3/31/16
International Equity Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	–1.77%	3.81%	3.06%	1.86%
	with sales charge*	–7.41%	1.79%	1.85%	1.26%
I Shares		–1.59%	3.91%	3.25%	2.10%
IS Shares**		–1.49%	3.95%	3.28%	2.11%
Morgan Stanley MSCI ACWI Ex-U.S. Index		–9.19%	0.32%	0.31%	1.94%
Morgan Stanley MSCI EAFE Index		–8.27%	2.23%	2.29%	1.80%

Prospectus Expense Ratio[1]					Gross
A Shares					1.57%
I Shares					1.39%
IS Shares					1.26%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an investment.

The Adviser has contractually agreed to waive fees and reimburse expenses until at least September 1, 2016 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 1.50%, 1.25% and 1.10% for A, I and IS Shares, respectively. Without these fee waivers, performance would have been lower.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75%.
**	IS Shares were offered beginning on 9/1/15. The performance shown prior to such dates is based on performance of the I Shares of the Fund, and has not been adjusted to reflect IS Share expenses. If it had been, performance would have been higher.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/16 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2016)

as a percentage of investments

7

LARGE CAP GROWTH STOCK FUND

Portfolio Managers

•	Michael A. Sansoterra
•	Sandeep Bhatia, PhD, CFA

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

Small- and Mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

Large-capitalization stocks can perform differently from other segments of the equity market or the equity market as a whole. Large capitalization companies may be less flexible in evolving markets or unable to implement change as quickly as smaller capitalization companies.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2016?

The Large Cap Growth Stock Fund (I Shares) returned -1.79%. That compared to a 2.52% return for the Russell 1000 Growth Index.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2016?

The period was marked by economic challenges both domestically and internationally. Investors worried about slowing economic growth in the U.S., Europe and China, as well as about volatile commodities prices and the U.S. Federal Reserve’s interest rate strategy. These factors contributed to record-level spikes in market volatility during the 12-month period. The Fund’s absolute returns suffered in this environment.

The majority of the Fund’s underperformance relative to the benchmark index was due to stock selection within the consumer staples, financials and healthcare sectors. The healthcare sector was the largest relative underperformer, as biotechnology stocks sold off amid election-year rhetoric about prescription drug price controls.

The Fund’s relative performance also suffered from lack of exposure to the telecommunications sector, which led sector performance during the period under review. An underweight position in consumer staples relative to the benchmark also dragged on performance. In addition, a position in a major financial services firm hurt relative returns.

How do you plan to position the Fund, based on market conditions?

The portfolio managers seek to eliminate investment results that are directly attributed to market conditions, and instead attempt to drive performance through stock selection. Therefore, the Fund will continue to invest in companies with reasonable valuations and improving fundamentals. Generally, we look for companies that have shown year-over-year increases in operating margins, revenue growth and return on incremental invested capital. By combining income statement, balance sheet and cash flow metrics to evaluate earnings quality, capital efficiency and relative valuations, we can avoid making investment decisions based on a single factor.

8

LARGE CAP GROWTH STOCK FUND

Growth of a $10,000 Investment (as of March 31, 2016)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/06. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Russell 1000® Growth Index, which measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index. Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

		Average Annual Total Returns as of 3/31/16
Large Cap Growth Stock Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	–2.13%	12.59%	10.53%	7.33%
	with sales charge*	–7.72%	10.40%	9.24%	6.70%
C Shares	without CDSC	–2.77%	11.87%	9.79%	6.60%
	with CDSC*	–3.62%	11.87%	9.79%	6.60%
I Shares		–1.79%	12.89%	10.83%	7.64%
IS Shares**		–1.80%	12.92%	10.84%	7.65%
Russell 1000® Growth Index		2.52%	13.61%	12.38%	8.28%

Prospectus Expense Ratio[1]					Gross
A Shares					1.19%
C Shares					1.87%
I Shares					1.17%
IS Shares					0.87%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an investment.

The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2016 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 1.25%, 1.95%, 0.97% and 0.90% for A, C, I and IS Shares, respectively. Without these fee waivers, performance would have been lower.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.
**	IS Shares were offered beginning on 8/1/14. The performance shown prior to such dates is based on performance of the I Shares of the Fund, and has not been adjusted to reflect IS Share expenses. If it had been, performance would have been higher.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/16 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2016)

as a percentage of investments

9

LARGE CAP VALUE EQUITY FUND

Portfolio Manager

•	Mills Riddick, CFA

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2016?

The Large Cap Value Equity Fund (I Shares) delivered a -2.19% return. That compared to a -1.54% return for the Russell 1000 Value Index.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2016?

During the 12-month period, stocks faced major headwinds, including debt negotiations between Greece and the euro zone, Puerto Rico’s debt restructuring, re-emerging volatility in oil prices, and anxiety surrounding the U.S. Federal Reserve’s strategy for raising interest rates. Instability in international and U.S. markets weighed on the Fund’s absolute returns.

The portfolio management team does not attempt to position the Fund based on predictions of macro-economic conditions. The Fund employs a bottom-up investment approach to stock selection that seeks out dividend-paying stocks trading at the lower end of their historical trading ranges, and which display characteristics of financial strength and possess an improving fundamental situation. The Fund does not make active sector allocations but allows its bottom-up investment process to define sector weights.

The Fund’s relative performance was hurt by underweight positions in the consumer staples and utilities sectors. Exposure to three energy companies during a time of volatility in that sector detracted from relative performance, as did holdings in a global mass media company and a financial services company.

The Fund benefited from individual exposure to shares of a leading technology and software company, a healthcare company, a telecommunications company, and a supplier of semiconductor materials.

How do you plan to position the Fund, based on market conditions?

We will continue to maintain our disciplined, bottom-up fundamental stock analysis when choosing investments for the Fund. Our investment philosophy seeks out investments that meet three key criteria: the existence of a dividend, low valuations and improving fundamentals. In the current environment, we expect to maintain a pro-cyclical bias that includes overweight positions in the information technology and healthcare sectors, and underweight positions in the utilities and consumer staples sectors.

10

LARGE CAP VALUE EQUITY FUND

Growth of a $10,000 Investment (as of March 31, 2016)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/06. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Russell 1000® Value Index, which measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values. The Index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index. Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

		Average Annual Total Returns as of 3/31/16
Large Cap Value Equity Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	–2.46%	8.55%	8.96%	6.46%
	with sales charge*	–8.09%	6.42%	7.68%	5.83%
C Shares	without CDSC	–2.88%	8.06%	8.38%	5.80%
	with CDSC*	–3.76%	8.06%	8.38%	5.80%
I Shares		–2.19%	8.85%	9.27%	6.77%
IS Shares**		–1.90%	9.03%	9.38%	6.82%
Russell 1000® Value Index		–1.54%	9.38%	10.25%	5.72%

Prospectus Expense Ratio[1]					Gross
A Shares					1.36%
C Shares					1.71%
I Shares					1.07%
IS Shares					0.71%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an investment.

The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2016 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 1.27%, 1.97%, 0.97% and 0.85% for A, C, I and IS Shares, respectively. Without these fee waivers, performance would have been lower.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.
**	IS Shares were offered beginning on 8/1/14. The performance shown prior to such dates is based on performance of the I Shares of the Fund, and has not been adjusted to reflect IS Share expenses. If it had been, performance would have been higher.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/16 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2016)

as a percentage of investments

11

MID-CAP VALUE EQUITY FUND

Portfolio Manager

•	Don Wordell, CFA

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2016?

The Mid-Cap Value Equity Fund (I Shares) delivered a -3.85% return. That compared to a -3.39% return for the Russell Midcap Value Index.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2016?

During the 12-month period, stocks faced major headwinds, including debt negotiations between Greece and the euro zone, Puerto Rico’s debt restructuring, re-emerging volatility in oil prices, and anxiety surrounding the U.S. Federal Reserve’s strategy for raising interest rates. Instability in international and U.S. markets weighed on the Fund’s absolute returns.

The portfolio management team does not attempt to position the Fund based on predictions of macro-economic conditions. The Fund employs a bottom-up investment approach to stock selection that seeks out dividend-paying stocks trading at the lower end of their historical trading ranges, and which display characteristics of financial strength and possess an improving fundamental situation. The Fund does not make active sector allocations but allows its bottom-up investment process to define sector weights.

An overweight position and stock selection in the energy sector detracted from the Fund’s relative performance, as several energy holdings suffered from oil price volatility. An underweight position in the consumer staples sector also dragged on relative returns, as did exposure to a global mass media company, a packaging company and a semiconductor manufacturing company.

The Fund benefited from individual exposure to shares of an information technology company, a biopharmaceutical company, a healthcare company and a utility company.

How do you plan to position the Fund, based on market conditions?

We will continue to maintain our disciplined, bottom-up fundamental stock analysis when choosing investments for the Fund. Our investment philosophy seeks out investments that meet three key criteria: the existence of a dividend, low valuations and improving fundamentals. In the current environment, we expect to maintain a pro-cyclical bias includes overweight positions in the information technology, industrial and healthcare sectors, and underweight positions in the utilities and consumer staples sectors. We also expect to maintain an underweight position in REIT investments in the financials sector.

12

MID-CAP VALUE EQUITY FUND

Growth of a $10,000 Investment (as of March 31, 2016)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/06. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Russell Midcap® Value Index, which measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The Index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index. Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

		Average Annual Total Returns as of 3/31/16
Mid-Cap Value Equity Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	–4.11%	7.83%	7.83%	8.36%
	with sales charge*	–9.63%	5.72%	6.56%	7.72%
C Shares	without CDSC	–4.49%	7.43%	7.32%	7.72%
	with CDSC*	–5.39%	7.43%	7.32%	7.72%
I Shares		–3.85%	8.14%	8.14%	8.67%
IS Shares**		–3.45%	8.36%	8.27%	8.73%
Russell Midcap® Value Index		–3.39%	9.88%	10.52%	7.23%

Prospectus Expense Ratio[1]					Gross
A Shares					1.41%
C Shares					1.75%
I Shares					1.10%
IS Shares					0.75%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an investment.

The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2016 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 1.40%, 1.95%, 1.15% and 0.95% for A, C, I and IS Shares, respectively. Without these fee waivers, performance would have been lower.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.
**	IS Shares were offered beginning on 8/1/14. The performance shown prior to such dates is based on performance of the I Shares of the Fund, and has not been adjusted to reflect IS Share expenses. If it had been, performance would have been higher.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/16 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2016)

as a percentage of investments

13

SMALL CAP GROWTH STOCK FUND

Portfolio Managers

•	Sandeep Bhatia, PhD, CFA
•	Michael A. Sansoterra

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2016?

The Small Cap Growth Stock Fund (I Shares) returned -13.30%. That compared to a -11.84% return for the Russell 2000 Growth Index.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2016?

The period was marked by economic challenges both domestically and internationally. Investors worried about slowing economic growth in the U.S., Europe and China, as well as about volatile commodities prices and the U.S. Federal Reserve’s interest rate strategy. These factors contributed to record-level spikes in market volatility during the 12-month period. The Fund’s absolute returns suffered in this environment.

Stock selection within the consumer discretionary sector was responsible for most of the Fund’s underperformance relative to the benchmark index. Specifically, holdings in an educational services provider, a home décor chain and automobile components manufacturer dragged on returns, as did holdings in a new home builder and an automotive sales and service firm. The Fund’s relative performance also was hurt by lack of exposure to a ski resort company that contributed to the benchmark’s performance.

How do you plan to position the Fund, based on market conditions?

The portfolio managers seek to eliminate investment results that are directly attributed to market conditions, and instead attempt to drive performance through stock selection. Therefore, the Fund will continue to invest in companies with reasonable valuations and improving fundamentals. Generally, we look for companies that have shown year-over-year increases in operating margins, revenue growth and return on incremental invested capital. By combining income statement, balance sheet and cash flow metrics to evaluate earnings quality, capital efficiency and relative valuations, we can avoid making investment decisions based on a single factor.

14

SMALL CAP GROWTH STOCK FUND

Growth of a $10,000 Investment (as of March 31, 2016)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/06. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Russell 2000® Growth Index, which measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index. Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

		Average Annual Total Returns as of 3/31/16
Small Cap Growth Stock Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	–13.38%	4.36%	5.32%	3.33%
	with sales charge*	–18.38%	2.33%	4.08%	2.72%
C Shares	without CDSC	–13.91%	3.70%	4.64%	2.64%
	with CDSC*	–14.32%	3.70%	4.64%	2.64%
I Shares		–13.30%	4.42%	5.44%	3.55%
IS Shares**		–13.13%	4.56%	5.52%	3.59%
Russell 2000® Growth Index		–11.84%	7.91%	7.70%	6.00%

Prospectus Expense Ratio[1]					Gross
A Shares					1.32%
C Shares					1.96%
I Shares					1.34%
IS Shares					0.96%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an investment.

The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2016 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 1.50%, 2.20%, 1.30% and 1.05% for A, C, I and IS Shares, respectively. Without these fee waivers, performance would have been lower.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

**	IS Shares were offered beginning on 8/1/14. The performance shown prior to such dates is based on performance of the I Shares of the Fund, and has not been adjusted to reflect IS Share expenses. If it had been, performance would have been higher.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/16 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2016)

as a percentage of Investments

15

SMALL CAP VALUE EQUITY FUND

Portfolio Manager

•	Brett Barner, CFA

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2016?

The Small Cap Value Equity Fund (I Shares) delivered a -0.64% return. That compared to a -7.72% return for the Russell Small Cap Value Index.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2016?

During the 12-month period, stocks faced major headwinds, including debt negotiations between Greece and the euro zone, Puerto Rico’s debt restructuring, re-emerging volatility in oil prices, and anxiety surrounding the U.S. Federal Reserve’s strategy for raising interest rates. Instability in international and U.S. markets weighed on the Fund’s absolute returns.

The portfolio management team does not attempt to position the Fund based on predictions of macro-economic conditions. The Fund employs a bottom-up investment approach to stock selection that seeks out dividend-paying stocks trading at the lower end of their historical trading ranges, and which display characteristics of financial strength and possess an improving fundamental situation. The Fund does not make active sector allocations but allows its bottom-up investment process to define sector weights.

The Fund’s relative performance was boosted by exposure to individual stocks in the financial services sector, including three insurance companies. Holdings in a waste management company and a software company that measures consumer credit risk also contributed to the Fund’s relative returns.

An underweight position and stock selection in the energy sector detracted from the Fund’s relative performance. An overweight position in consumer discretionary stocks also dragged on relative returns, as did exposure to shares of an entertainment company, an interactive retailer and an electronics company.

How do you plan to position the Fund, based on market conditions?

We will continue to maintain our disciplined, bottom-up fundamental stock analysis when choosing investments for the Fund. Our investment philosophy seeks out investments that meet three key criteria: the existence of a dividend, low valuations and improving fundamentals. In the current environment, we expect to maintain a pro-cyclical bias that includes overweight positions in the consumer discretionary and industrials sectors, and underweight positions in the utilities sector. We also expect to maintain an underweight position in REITs and banks in the financials sector.

16

SMALL CAP VALUE EQUITY FUND

Growth of a $10,000 Investment (as of March 31, 2016)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/06. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Russell 2000® Value Index, which measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. The Index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index. Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

		Average Annual Total Returns as of 3/31/16
Small Cap Value Equity Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	–0.98%	7.53%	7.91%	6.62%
	with sales charge*	–6.67%	5.42%	6.65%	5.99%
C Shares	without CDSC	–1.34%	7.14%	7.42%	6.18%
	with CDSC*	–2.04%	7.14%	7.42%	6.18%
I Shares		–0.64%	7.86%	8.24%	6.93%
Russell 2000® Value Index		–7.72%	5.73%	6.67%	4.42%

Prospectus Expense Ratio[1]					Gross
A Shares					1.52%
C Shares					1.88%
I Shares					1.21%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an investment.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/16 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2016)

as a percentage of Investments

17

AGGRESSIVE GROWTH ALLOCATION STRATEGY

Portfolio Manager

•	Alan Gayle

INVESTMENT CONCERNS

Equity Securities (Stocks) are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2016?

The Aggressive Growth Allocation Strategy (I Shares) returned -4.67%, compared to a -4.67% return for the Lipper Mixed-Asset Target Allocation (Growth Classification)*, and a 1.98% return for its hybrid benchmark made up of an 80% weighting in the S&P 500 Index and a 20% weighting in the Barclays U.S. Aggregate Bond Index.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2016?

RidgeWorth Investments manages four distinct asset allocation strategies, each structured to align investment portfolios with specific levels of investor risk tolerance and income requirements. The underlying mutual funds and ETFs typically are the same across the Strategies, but different stock, bond and alternatives allocations create noticeably different total return characteristics, which are intended to align with investor needs and constraints.

The equity market rose very modestly during the 12-month period, despite being buffeted by a drop in oil prices and global economic uncertainty. Stocks gained when the Federal Reserve raised its target short-term interest rate in December, but then fell due to fears about the economy’s strength.

Amid those concerns, risk-averse investors sought relatively conservative options and defensive sectors. While large-cap stocks and longer-duration fixed income positions faired moderately well over the period, small-, mid-cap, and international stocks and high yield bonds struggled. Commodities declined sharply during the year, but erased some declines late in the period. That environment challenged the Fund’s absolute return.

Broadly speaking, since the S&P 500 equity index slightly underperformed the Barclays U.S. Aggregate bond index for the year, the strategy’s overweight to stocks was a net detractor in terms of relative performance versus its hybrid index. However, selected funds also detracted from relative total returns versus the blended benchmark, most notably from pronounced weakness in international mandates, as well as large-cap and small-cap growth mandates. In the fixed income space, exposure to cash, core, high yield and ultra-short mandates detracted from performance.

We actively and opportunistically reduced risk in the Fund throughout the period by trimming equities, rebuilding a long-dormant position in the GDX (Gold Miners) ETF, and maintaining bond portfolio durations close that of the Barclays U.S. Aggregate index.

How do you plan to position the Fund, based on market conditions?

We believe equities remain attractive relative to bonds in a period of rising rates, especially given historically low interest rates and upticks in inflation and wages. As such, we are maintaining a slightly overweight position in equities relative to the Fund’s target benchmarks, with a core equity position tilted slightly towards growth. The Fund holds overweight stakes in the technology, financials, industrials and consumer discretionary sectors, while maintaining relatively low exposures to developed international and emerging markets equities.

The Fund holds a nearly neutral duration to the Barclays U.S. Aggregate Index. We would not be surprised to see the equity and fixed income markets undergo a period of consolidation in the short run, but we think it could be short-lived. In our estimation, investors facing near-zero interest rates are likely to continue to venture out the risk spectrum in search of income and total return.

*	Lipper Mixed-Asset Target Allocation (Growth Classification): Funds that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents.

18

AGGRESSIVE GROWTH ALLOCATION STRATEGY

Growth of a $10,000 Investment (as of March 31, 2016)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/06. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

Effective September 30, 2012, the benchmark index for the Fund changed from the Standard & Poors 500 Index (“S&P 500 Index”) to the Hybrid 80/20 Blend Index. The Fund's performance is compared to the Hybrid 80/20 Blend Index.

The S&P 500 Index is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 Index focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The Barclays U.S. Aggregate Bond Index is a measure of the overall performance of the U.S. bond market. These indices are unmanaged and do not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/16
Aggressive Growth Allocation Strategy		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	–4.88%	6.51%	5.22%	4.08%
	with sales charge**	–10.35%	4.44%	3.98%	3.47%
C Shares*	without CDSC	–5.31%	5.95%	4.59%	3.40%
	with CDSC**	–6.06%	5.95%	4.59%	3.40%
I Shares		–4.67%	6.76%	5.50%	4.37%
Hybrid 80/20 Blend Index (80% of the S&P 500 Index, 20% of the Barclays U.S. Aggregate Bond Index)		1.98%	10.01%	10.12%	6.79%
S&P 500 Index		1.78%	11.82%	11.58%	7.01%
Barclays U.S. Aggregate Bond Index		1.96%	2.50%	3.78%	4.90%

Prospectus Expense Ratio[1]					Gross
A Shares					1.85%
C Shares					2.46%
I Shares					1.85%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an investment.

The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2016 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 0.70%, 1.30% and 0.50% for A, C and I Shares, respectively. Without these fee waivers, performance would have been lower. The indirect expenses of the Fund, which represent a pro-rata share of the expenses of the underlying funds in which the Fund invests, totaled 0.73% of net assets and are included in the expense ratios listed in the table above.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	C Shares were offered beginning on 4/1/05. The performance shown prior to such dates is based on performance of the I Shares of the Fund, and has not been adjusted to reflect C Share expenses. If it had been, performance would have been lower.

**	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/16 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2016)

as a percentage of Investments

19

CONSERVATIVE ALLOCATION STRATEGY

Portfolio Manager

•	Alan Gayle

INVESTMENT CONCERNS

Equity Securities (Stocks) are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2016?

The Conservative Allocation Strategy (I Shares) returned -1.73%, compared to a -1.73% return for the Lipper Mixed-Asset Target Allocation (Conservative Classification)*, and a 2.12% return for its hybrid benchmark made up of a 30% weighting in the S&P 500 Index and a 70% weighting in the Barclays U.S. Aggregate Bond Index.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2016?

RidgeWorth Investments manages four distinct asset allocation strategies, each structured to align investment portfolios with specific levels of investor risk tolerance and income requirements. The underlying mutual funds and ETFs typically are the same across the Strategies, but different stock, bond and alternatives allocations create noticeably different total return characteristics, which are intended to align with investor needs and constraints.

The equity market rose very modestly during the 12-month period, despite being buffeted by a drop in oil prices and global economic uncertainty. Stocks gained when the Federal Reserve raised its target short-term interest rate in December, but then fell due to fears about the economy’s strength.

Amid those concerns, risk-averse investors sought relatively conservative options and defensive sectors. While large-cap stocks and longer-duration fixed income positions faired moderately well over the period, small-, mid-cap, and international stocks and high yield bonds struggled. Commodities declined sharply during the year, but erased some declines late in the period. That environment challenged the Fund’s absolute return.

Broadly speaking, since the S&P 500 equity index slightly underperformed the Barclays U.S. Aggregate bond index for the year, the strategy’s overweight to stocks was a net detractor in terms of relative performance versus its hybrid index. However, selected funds also detracted from relative total returns versus the blended benchmark, most notably from pronounced weakness in international mandates, as well as large-cap and small-cap growth mandates. In the fixed income space, exposure to cash, core, high yield and ultra-short mandates detracted from performance.

We actively and opportunistically reduced risk in the Fund throughout the period by trimming equities, rebuilding a long-dormant position in the GDX (Gold Miners) ETF, and maintaining bond portfolio durations close that of the Barclays U.S. Aggregate index.

How do you plan to position the Fund, based on market conditions?

We believe equities remain attractive relative to bonds in a period of rising rates, especially given historically low interest rates and upticks in inflation and wages. As such, we are maintaining a slightly overweight position in equities relative to the Fund’s target benchmarks, with a core equity position tilted slightly towards growth. The Fund holds overweight stakes in the technology, financials, industrials and consumer discretionary sectors, while maintaining relatively low exposures to developed international and emerging markets equities.

The Fund holds a nearly neutral duration to the Barclays U.S. Aggregate Index. We would not be surprised to see the equity and fixed income markets undergo a period of consolidation in the short run, but we think it could be short-lived. In our estimation, investors facing near-zero interest rates are likely to continue to venture out the risk spectrum in search of income and total return.

*	Lipper Mixed-Asset Target Allocation (Conservative Classification): Funds that, by portfolio practice, maintain a mix of between 20%-40% equity securities, with the remainder invested in bonds, cash, and cash equivalents.

20

CONSERVATIVE ALLOCATION STRATEGY

Growth of a $10,000 Investment (as of March 31, 2016)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/06. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Hybrid 30/70 Blend Index. The Standard & Poors 500 Index (“S&P 500 Index”) is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 Index focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The Barclays U.S. Aggregate Bond Index is a measure of the overall performance of the U.S. bond market. These indices are unmanaged and do not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/16
Conservative Allocation Strategy		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	–1.98%	3.59%	4.27%	5.15%
	with sales charge**	–6.66%	1.94%	3.27%	4.64%
C Shares*	without CDSC	–2.71%	2.85%	3.53%	4.41%
	with CDSC**	–3.65%	2.85%	3.53%	4.41%
I Shares		–1.73%	3.89%	4.56%	5.46%
Hybrid 30/70 Blend Index (30% of the S&P 500 Index, 70% of the Barclays U.S. Aggregate Bond Index)		2.12%	5.37%	6.25%	5.79%
S&P 500 Index		1.78%	11.82%	11.58%	7.01%
Barclays U.S. Aggregate Bond Index		1.96%	2.50%	3.78%	4.90%

Prospectus Expense Ratio[1]					Gross
A Shares					1.17%
C Shares					1.83%
I Shares					0.95%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an investment.

The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2016 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 0.60%, 1.30% and 0.30% for A, C and I Shares, respectively. Without these fee waivers, performance would have been lower. The indirect expenses of the Fund, which represent a pro-rata share of the expenses of the underlying funds in which the Fund invests, totaled 0.50% of net assets and are included in the expense ratios listed in the table above.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class C Shares were offered beginning on 4/1/05. The performance shown prior to such dates is based on performance of the B Shares of the Fund, and has not been adjusted to reflect C Share expenses. If it had been, performance for C Shares would have been lower. Effective close of business on 7/16/10, B Shares converted into A Shares.

**	Class A Share performance reflects the maximum front-end sales charge of 4.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/16 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2016)

as a percentage of Investments

21

GROWTH ALLOCATION STRATEGY

Portfolio Manager

•	Alan Gayle

INVESTMENT CONCERNS

Equity Securities (Stocks) are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2016?

The Growth Allocation Strategy (I Shares) returned -3.74%, compared to a -3.09% return for the Lipper Mixed-Asset Target Allocation (Growth Classification)*, and a 2.04% return for its hybrid benchmark made up of a 70% weighting in the S&P 500 Index and a 30% weighting in the Barclays U.S. Aggregate Bond Index.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2016?

RidgeWorth Investments manages four distinct asset allocation strategies, each structured to align investment portfolios with specific levels of investor risk tolerance and income requirements. The underlying mutual funds and ETFs typically are the same across the Strategies, but different stock, bond and alternatives allocations create noticeably different total return characteristics, which are intended to align with investor needs and constraints.

The equity market rose very modestly during the 12-month period, despite being buffeted by a drop in oil prices and global economic uncertainty. Stocks gained when the Federal Reserve raised its target short-term interest rate in December, but then fell due to fears about the economy’s strength.

Amid those concerns, risk-averse investors sought relatively conservative options and defensive sectors. While large-cap stocks and longer-duration fixed income positions faired moderately well over the period, small-, mid-cap, and international stocks and high yield bonds struggled. Commodities declined sharply during the year, but erased some declines late in the period. That environment challenged the Fund’s absolute return.

Broadly speaking, since the S&P 500 equity index slightly underperformed the Barclays U.S. Aggregate bond index for the year, the strategy’s overweight to stocks was a net detractor in terms of relative performance versus its hybrid index. However, selected funds also detracted from relative total returns versus the blended benchmark, most notably from pronounced weakness in international mandates, as well as large-cap and small-cap growth mandates. In the fixed income space, exposure to cash, core, high yield and ultra-short mandates detracted from performance.

We actively and opportunistically reduced risk in the Fund throughout the period by trimming equities, rebuilding a long-dormant position in the GDX (Gold Miners) ETF, and maintaining bond portfolio durations close that of the Barclays U.S. Aggregate index.

How do you plan to position the Fund, based on market conditions?

We believe equities remain attractive relative to bonds in a period of rising rates, especially given historically low interest rates and upticks in inflation and wages. As such, we are maintaining a slightly overweight position in equities relative to the Fund’s target benchmarks, with a core equity position tilted slightly towards growth. The Fund holds overweight stakes in the technology, financials, industrials and consumer discretionary sectors, while maintaining relatively low exposures to developed international and emerging markets equities.

The Fund holds a nearly neutral duration to the Barclays U.S. Aggregate Index. We would not be surprised to see the equity and fixed income markets undergo a period of consolidation in the short run, but we think it could be short-lived. In our estimation, investors facing near-zero interest rates are likely to continue to venture out the risk spectrum in search of income and total return.

*	Lipper Mixed-Asset Target Allocation (Growth Classification): Funds that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents.

22

GROWTH ALLOCATION STRATEGY

Growth of a $10,000 Investment (as of March 31, 2016)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/06. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Hybrid 70/30 Blend Index. The Standard & Poors 500 Index (“S&P 500 Index”) is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 Index focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The Barclays U.S. Aggregate Bond Index is a measure of the overall performance of the U.S. bond market. These indices are unmanaged and do not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/16
Growth Allocation Strategy		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	–4.02%	6.09%	5.63%	4.94%
	with sales charge**	–9.57%	4.00%	4.39%	4.32%
C Shares*	without CDSC	–4.60%	5.41%	4.95%	4.22%
	with CDSC**	–5.48%	5.41%	4.95%	4.22%
I Shares		–3.74%	6.28%	5.87%	5.21%
Hybrid 70/30 Blend Index (70% of the S&P 500 Index, 30% of the Barclays U.S. Aggregate Bond Index)		2.04%	9.10%	9.37%	6.64%
S&P 500 Index		1.78%	11.82%	11.58%	7.01%
Barclays U.S. Aggregate Bond Index		1.96%	2.50%	3.78%	4.90%

Prospectus Expense Ratio[1]					Gross
A Shares					1.36%
C Shares					1.98%
I Shares					1.37%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an investment.

The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2016 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 0.70%, 1.30% and 0.50% for the A, C and I Shares, respectively. Without these fee waivers, performance would have been lower. The indirect expenses of the Fund, which represent a pro-rata share of the expenses of the underlying funds in which the Fund invests, totaled 0.68% of net assets and are included in the expense ratios listed in the table above.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class C Shares were offered beginning on 4/05/05. The performance shown prior to such dates is based on performance of the I Shares of the Fund, and has not been adjusted to reflect C Share expenses. If it had been, performance would have been lower.

**	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/16 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2016)

as a percentage of Investments

23

MODERATE ALLOCATION STRATEGY

Portfolio Manager

•	Alan Gayle

INVESTMENT CONCERNS

Equity Securities (Stocks) are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalent offer low risk and low return potential.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2016?

The Moderate Allocation Strategy (I Shares) returned -2.96%, compared to a -2.70% return for the Lipper Mixed-Asset Target Allocation (Moderate Classification)*, and a 2.12% return for its hybrid benchmark made up of a 50% weighting in the S&P 500 Index and a 50% weighting in the Barclays U.S. Aggregate Bond Index.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2016?

RidgeWorth Investments manages four distinct asset allocation strategies, each structured to align investment portfolios with specific levels of investor risk tolerance and income requirements. The underlying mutual funds and ETFs typically are the same across the Strategies, but different stock, bond and alternatives allocations create noticeably different total return characteristics, which are intended to align with investor needs and constraints.

The equity market rose very modestly during the 12-month period, despite being buffeted by a drop in oil prices and global economic uncertainty. Stocks gained when the Federal Reserve raised its target short-term interest rate in December, but then fell due to fears about the economy’s strength.

Amid those concerns, risk-averse investors sought relatively conservative options and defensive sectors. While large-cap stocks and longer-duration fixed income positions faired moderately well over the period, small-, mid-cap, and international stocks and high yield bonds struggled. Commodities declined sharply during the year, but erased some declines late in the period. That environment challenged the Fund’s absolute return.

Broadly speaking, since the S&P 500 equity index slightly underperformed the Barclays U.S. Aggregate bond index for the year, the strategy’s overweight to stocks was a net detractor in terms of relative performance versus its hybrid index. However, selected funds also detracted from relative total returns versus the blended benchmark, most notably from pronounced weakness in international mandates, as well as large-cap and small-cap growth mandates. In the fixed income space, exposure to cash, core, high yield and ultra-short mandates detracted from performance.

We actively and opportunistically reduced risk in the Fund throughout the period by trimming equities, rebuilding a long-dormant position in the GDX (Gold Miners) ETF, and maintaining bond portfolio durations close that of the Barclays U.S. Aggregate index.

How do you plan to position the Fund, based on market conditions?

We believe equities remain attractive relative to bonds in a period of rising rates, especially given historically low interest rates and upticks in inflation and wages. As such, we are maintaining a slightly overweight position in equities relative to the Fund’s target benchmarks, with a core equity position tilted slightly towards growth. The Fund holds overweight stakes in the technology, financials, industrials and consumer discretionary sectors, while maintaining relatively low exposures to developed international and emerging markets equities.

The Fund holds a nearly neutral duration to the Barclays U.S. Aggregate Index. We would not be surprised to see the equity and fixed income markets undergo a period of consolidation in the short run, but we think it could be short-lived. In our estimation, investors facing near-zero interest rates are likely to continue to venture out the risk spectrum in search of income and total return.

*	Lipper Mixed-Asset Target Allocation (Moderate Classification): Funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents.

24

MODERATE ALLOCATION STRATEGY

Growth of a $10,000 Investment (as of March 31, 2016)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/06. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Hybrid 50/50 Blend Index. The Standard & Poors 500 Index (“S&P 500 Index”) is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 Index focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The Barclays U.S. Aggregate Bond Index is a measure of the overall performance of the U.S. bond market. These indices are unmanaged and do not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/16
Moderate Allocation Strategy		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	–3.13%	4.82%	5.03%	4.99%
	with sales charge**	–8.67%	2.76%	3.79%	4.37%
C Shares*	without CDSC	–3.65%	4.24%	4.40%	4.30%
	with CDSC**	–4.46%	4.24%	4.40%	4.30%
I Shares		–2.96%	4.95%	5.21%	5.24%
Hybrid 50/50 Blend Index (50% of the Barclays U.S. Aggregate Bond Index, 50% of the S&P 500 Index )		2.12%	7.25%	7.83%	6.27%
S&P 500 Index		1.78%	11.82%	11.58%	7.01%
Barclays U.S. Aggregate Bond Index		1.96%	2.50%	3.78%	4.90%

Prospectus Expense Ratio[1]					Gross
A Shares					1.26%
C Shares					1.82%
I Shares					1.11%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an investment.

The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2016 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 0.70%, 1.30% and 0.50% for A, C and I Shares, respectively. Without these fee waivers, performance would have been lower. The indirect expenses of the Fund, which represent a pro-rata share of the expenses of the underlying funds in which the Fund invests, totaled 0.59% of net assets and are included in the expense ratios listed in the table above.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class C Shares were offered beginning on 4/5/05. The performance shown prior to such dates is based on performance of the I Shares of the Fund, and has not been adjusted to reflect C Share expenses. If it had been, performance would have been lower.

**	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/16 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2016)

as a percentage of Investments

25

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2016

Aggressive Growth Stock Fund

	Shares	Value($)
Common Stocks 99.6%
Consumer Discretionary 31.8%
Amazon.com, Inc.*	3,200	1,899,648
Chipotle Mexican Grill, Inc.*	1,700	800,649
Lululemon Athletica, Inc.*	10,200	690,642
Netflix, Inc.*	15,000	1,533,450
Priceline Group, Inc. (The)*	500	644,480
Starbucks Corp.	7,500	447,750
Tesla Motors, Inc.*	7,700	1,769,229
Under Armour, Inc., Cl A*	7,000	593,810

		8,379,658

Financials 7.9%
Charles Schwab Corp. (The)	34,100	955,482
First Republic Bank	9,200	613,088
Signature Bank*	3,700	503,644

		2,072,214

Health Care 17.7%
Alexion Pharmaceuticals, Inc.*	4,700	654,334
BioMarin Pharmaceutical, Inc.*	5,800	478,384
Celgene Corp.*	12,600	1,261,134
DexCom, Inc.*	4,500	305,595
Exact Sciences Corp.*	34,100	229,834
Gilead Sciences, Inc.	2,000	183,720
Illumina, Inc.*	2,300	372,853
Medidata Solutions, Inc.*	13,500	522,585
Regeneron Pharmaceuticals, Inc.*	1,800	648,792

		4,657,231

Industrials 6.1%
XPO Logistics, Inc.*	52,500	1,611,750

	Shares	Value($)
Information Technology 36.1%
Alliance Data Systems Corp.*	2,200	484,000
Alphabet, Inc., Cl A*	1,600	1,220,640
Baidu, Inc. SP ADR*	2,400	458,112
Ellie Mae, Inc.*	3,000	271,920
Facebook, Inc., Cl A*	13,700	1,563,170
LendingClub Corp.*	88,200	732,060
LinkedIn Corp., Cl A*	2,000	228,700
MercadoLibre, Inc.	7,300	860,305
Monolithic Power Systems, Inc.	5,600	356,384
Palo Alto Networks, Inc.*	4,800	783,072
Pandora Media, Inc.*	43,500	389,325
Salesforce.com, Inc.*	9,450	697,693
ServiceNow, Inc.*	3,000	183,540
Splunk, Inc.*	2,700	132,111
Zillow Group, Inc., Cl C*	32,400	768,852
Zillow Group, Inc., Cl A*	14,800	378,141

		9,508,025

Total Common Stocks (Cost $16,602,924)		26,228,878

Total Investments (Cost $16,602,924) — 99.6%		26,228,878
Other Assets in Excess of Liabilities — 0.4%		101,312

Net Assets — 100.0%		$26,330,190

*	Non-income producing security.

Investment Abbreviation

SP ADR — Sponsored American Depositary Receipt

See Notes to Financial Statements.

26

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2016

Capital Innovations Global Resources and Infrastructure Fund

	Shares	Value($)
Common Stocks 93.4%
Consumer Staples 3.9%
Adecoagro SA*	1,140	13,167
Archer-Daniels-Midland Co.	980	35,584
Bunge Ltd.	305	17,284
Mead Johnson Nutrition Co.	410	34,838
Snyder’s-Lance, Inc.	985	31,008

		131,881

Energy 30.0%
Anadarko Petroleum Corp.	2,535	118,055
BP PLC SP ADR	4,015	121,173
California Resources Corp.	215	221
Canadian Natural Resources Ltd.	1,030	27,810
ConocoPhillips	820	33,021
Eni SpA SP ADR	550	16,621
Exxon Mobil Corp.	1,420	118,698
Gazprom PAO SP ADR	5,400	23,274
Kinder Morgan, Inc.	1,450	25,897
Lukoil PJSC SP ADR	415	15,942
Occidental Petroleum Corp.	2,170	148,493
Royal Dutch Shell PLC SP ADR	1,415	68,557
Schlumberger Ltd.	2,070	152,663
Suncor Energy, Inc.	1,580	43,940
Total SA SP ADR	2,374	107,827

		1,022,192

Financials 6.3%
Potlatch Corp., REIT	1,200	37,800
Rayonier, Inc., REIT	820	20,237
Weyerhaeuser Co., REIT	5,058	156,697

		214,734

Health Care 1.7%
Zoetis, Inc.	1,330	58,959

Industrials 2.4%
Grupo Aeroportuario del Sureste SAB de CV ADR	165	24,778
Waste Management, Inc.	1,000	59,000

		83,778

Materials 49.1%
Agrium, Inc.	990	87,407
Alcoa, Inc.	6,825	65,384
ArcelorMittal	2,000	9,160
Barrick Gold Corp.	8,040	109,183
BHP Billiton Ltd. SP ADR	5,225	135,328
CF Industries Holdings, Inc.	2,115	66,284
Domtar Corp.	1,490	60,345
E.I. du Pont de Nemours & Co.	1,060	67,119
Freeport-McMoRan, Inc.	6,000	62,040
Goldcorp, Inc.	3,455	56,075

	Shares	Value($)
Materials—continued
Interfor Corp.*	5,000	55,322
International Paper Co.	1,655	67,921
KapStone Paper and Packaging Corp.	3,155	43,697
Louisiana-Pacific Corp.*	2,320	39,718
Monsanto Co.	980	85,985
Mosaic Co. (The)	1,710	46,170
Newmont Mining Corp.	2,295	61,001
Nucor Corp.	1,000	47,300
Packaging Corp. of America	810	48,924
Potash Corp. of Saskatchewan, Inc.	1,290	21,956
Rio Tinto PLC SP ADR	2,600	73,502
Silver Wheaton Corp.	1,730	28,683
Southern Copper Corp.	735	20,367
United States Steel Corp.	6,085	97,664
West Fraser Timber Co. Ltd.	3,000	120,370
WestRock Co.	2,480	96,794

		1,673,699

Total Common Stocks (Cost $3,369,838)		3,185,243

Rights 0.1%
Materials 0.1%
ArcelorMittal*	2,000	2,730

Total Rights (Cost $2,018)		2,730

Money Market Fund 5.8%
State Street Institutional Liquid Reserves Fund, Institutional Class, 0.44%(a)	198,321	198,321

Total Money Market Fund (Cost $198,321)		198,321

Total Investments (Cost $3,570,177) — 99.3%		3,386,294
Other Assets in Excess of Liabilities — 0.7%		22,334

Net Assets — 100.0%		$3,408,628

*	Non-income producing security.

(a)	Rate disclosed, the 7 day yield, is as of March 31, 2016.

Investment Abbreviation

ADR	—	American Depositary Receipt
REIT	—	Real Estate Investment Trust
SAB de CV	—	Sociedad Anónima Bursátil de Capital Variable is the Spanish equivalent to Variable Capital Company
SP ADR	—	Sponsored American Depositary Receipt

See Notes to Financial Statements.

27

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2016

International Equity Fund

	Shares	Value($)
Common Stocks 93.9%
Australia 3.2%
CSL Ltd.	15,951	1,240,331

Bermuda 2.1%
Lazard Ltd., Cl A	20,674	802,151

Canada 6.3%
Canadian Pacific Railway Ltd.	10,768	1,428,806
Constellation Software, Inc.	2,400	982,711

		2,411,517

China 6.9%
Ctrip.com International Ltd. ADR*	27,022	1,195,994
Kaisa Group Holdings Ltd.*(a)(b)(c)	423,000	85,065
Tencent Holdings Ltd.	66,500	1,358,744

		2,639,803

Denmark 14.1%
Chr Hansen Holding A/S	21,880	1,468,802
Coloplast A/S, Cl B	16,200	1,227,524
Novo Nordisk A/S SP ADR(b)	29,129	1,578,500
Novozymes A/S, Cl B	25,084	1,127,698

		5,402,524

France 2.7%
LVMH Moet Hennessy Louis Vuitton SE	6,005	1,028,380

India 2.9%
HDFC Bank Ltd. ADR	18,051	1,112,483

Ireland 8.4%
Experian PLC	61,792	1,104,922
ICON PLC*	16,532	1,241,553
Perrigo Co. PLC	6,895	882,077

		3,228,552

Japan 6.9%
Keyence Corp.(b)	1,900	1,036,395
Sysmex Corp.(b)	13,900	869,483
Uni-Charm Corp.	34,000	739,846

		2,645,724

Mexico 1.7%
Wal-Mart de Mexico SAB de CV	275,300	651,715

Netherlands 7.5%
Core Laboratories NV(b)	10,972	1,233,363
Sensata Technologies Holding NV*	25,649	996,207
Yandex NV, Cl A*	42,029	643,884

		2,873,454

South Africa 1.3%
Shoprite Holdings Ltd.	41,141	483,813

Spain 1.5%
Industria de Diseno Textil SA	17,195	578,474

	Shares	Value($)
Switzerland 12.6%
Chubb Ltd.	13,710	1,633,547
Nestle SA	21,559	1,610,955
SGS SA	530	1,120,025
Swatch Group AG (The) BS	1,380	478,059

		4,842,586

Taiwan 5.9%
Taiwan Semiconductor Manufacturing Co. Ltd. SP ADR	86,740	2,272,588

United Kingdom 9.9%
ARM Holdings PLC SP ADR(b)	25,076	1,095,570
Compass Group PLC	64,877	1,144,245
Reckitt Benckiser Group PLC	16,194	1,565,305

		3,805,120

Total Common Stocks (Cost $34,652,256)		36,019,215

Money Market Funds 14.2%
State Street Institutional Liquid Reserves Fund, Institutional Class, 0.44%(d)	2,089,694	2,089,694
State Street Institutional U.S. Government Money Market Fund, Institutional Class, 0.24%(d)(e)	3,345,648	3,345,648

Total Money Market Funds (Cost $5,435,342)		5,435,342

Total Investments (Cost $40,087,598) — 108.1%		41,454,557
Liabilities in Excess of Other Assets — (8.1)%		(3,110,962)

Net Assets — 100.0%		$38,343,595

*	Non-income producing security.

(a)	Valued at fair value using procedures approved by the Board of Trustees (See Note 2(a)). Fair valued securities held by the Fund represent 0.2% of net assets as of March 31, 2016.

(b)	The security or a partial position of the security was on loan as of March 31, 2016. The total value of securities on loan as of March 31, 2016 was $3,320,910.

(c)	The Fund’s investment adviser/subadviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees.

(d)	Rate disclosed, the 7 day yield, is as of March 31, 2016.

(e)	Purchased with cash collateral held from securities lending. The total value of the collateral held by the Fund was $3,435,536. The total value of the collateral includes non-cash U.S. Government securities collateral having a value of $89,888. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2016 (See Note 2(g)).

See Notes to Financial Statements.

28

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2016

International Equity Fund — concluded

Investment Abbreviations

ADR	—	American Depositary Receipt
BS	—	Bearer Shares
SAB de CV	—	Sociedad Anónima Bursátil de Capital Variable is the Spanish equivalent to Variable Capital Company
SP ADR	—	Sponsored American Depositary Receipt

See Notes to Financial Statements.

29

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2016

Large Cap Growth Stock Fund

	Shares	Value($)
Common Stocks 99.9%
Consumer Discretionary 26.6%
Amazon.com, Inc.*	18,045	10,712,234
Chipotle Mexican Grill, Inc.*	7,234	3,406,997
DR Horton, Inc.	148,123	4,477,758
Harman International Industries, Inc.	20,893	1,860,313
Johnson Controls, Inc.	53,385	2,080,413
Netflix, Inc.*	45,556	4,657,190
NIKE, Inc., Cl B	63,791	3,921,233
Priceline Group, Inc. (The)*	5,287	6,814,732
Royal Caribbean Cruises Ltd.	61,020	5,012,793
Scripps Networks Interactive, Cl A	35,893	2,350,991
Starbucks Corp.	141,098	8,423,551
Ulta Salon Cosmetics & Fragrance, Inc.*	14,828	2,872,777
Under Armour, Inc., Cl A*	79,910	6,778,765
VF Corp.	46,191	2,991,329

		66,361,076

Consumer Staples 7.4%
Blue Buffalo Pet Products, Inc.*	40,379	1,036,125
Colgate-Palmolive Co.	66,180	4,675,617
Costco Wholesale Corp.	32,797	5,168,151
Estee Lauder Cos., Inc. (The), Cl A	40,013	3,773,626
WhiteWave Foods Co. (The)*	91,775	3,729,736

		18,383,255

Energy 1.7%
Devon Energy Corp.	32,988	905,191
EOG Resources, Inc.	46,831	3,398,994

		4,304,185

Financials 3.3%
Charles Schwab Corp. (The)	98,808	2,768,600
Discover Financial Services	48,680	2,478,786
Morgan Stanley	121,995	3,051,095

		8,298,481

Health Care 14.5%
Alexion Pharmaceuticals, Inc.*	41,065	5,717,069
Biogen Inc.*	16,926	4,406,176
Cerner Corp.*	49,799	2,637,355
Edwards Lifesciences Corp.*	19,286	1,701,218
Gilead Sciences, Inc.	100,500	9,231,930
HCA Holdings, Inc.*	28,816	2,249,089
Illumina, Inc.*	14,201	2,302,124
McKesson Corp.	18,395	2,892,614
Mylan NV*(a)	108,248	5,017,295

		36,154,870

Industrials 10.4%
A.O. Smith Corp.	14,813	1,130,380
BE Aerospace, Inc.	28,159	1,298,693

	Shares	Value($)
Industrials—continued
Delta Air Lines, Inc.	100,705	4,902,319
Fluor Corp.	34,994	1,879,178
Fortune Brands Home & Security, Inc.	51,711	2,897,885
HD Supply Holdings, Inc.*	103,852	3,434,386
Honeywell International, Inc.	48,279	5,409,662
IHS, Inc., Cl A*	12,415	1,541,446
J.B. Hunt Transport Services, Inc.	24,192	2,037,934
WABCO Holdings, Inc.*	14,621	1,563,277

		26,095,160

Information Technology 33.5%
Adobe Systems, Inc.*	27,075	2,539,635
Alphabet, Inc., Cl A*	11,225	8,563,552
Alphabet, Inc., Cl C*	11,527	8,587,039
Analog Devices, Inc.	63,412	3,753,356
Apple, Inc.	159,873	17,424,558
ARM Holdings PLC SP ADR(a)	43,099	1,882,995
Cognizant Technology Solutions Corp., Cl A*	52,646	3,300,904
Facebook, Inc., Cl A*	112,137	12,794,832
Palo Alto Networks, Inc.*	20,412	3,330,014
Red Hat, Inc.*	37,324	2,781,011
Salesforce.com, Inc.*	69,443	5,126,977
Splunk, Inc.*	41,232	2,017,482
Visa, Inc., Cl A	123,318	9,431,361
Workday, Inc., Cl A*(a)	28,285	2,173,419

		83,707,135

Materials 2.5%
Monsanto Co.	23,880	2,095,231
PPG Industries, Inc.	12,557	1,399,980
Vulcan Materials Co.	26,212	2,767,201

		6,262,412

Total Common Stocks (Cost $134,526,686)		249,566,574

Money Market Funds 1.2%
State Street Institutional Liquid Reserves Fund, Institutional Class, 0.44%(b)	331,142	331,142
State Street Institutional U.S. Government Money Market Fund, Institutional Class, 0.24%(b)(c)	2,753,300	2,753,300

Total Money Market Funds (Cost $3,084,442)		3,084,442

Total Investments (Cost $137,611,128) — 101.1%		252,651,016
Liabilities in Excess of Other Assets — (1.1)%		(2,801,511)

Net Assets — 100.0%		$249,849,505

See Notes to Financial Statements.

30

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2016

Large Cap Growth Stock Fund — concluded

*	Non-income producing security.

(a)	The security or a partial position of the security was on loan as of March 31, 2016. The total value of securities on loan as of March 31, 2016 was $7,711,018.

(b)	Rate disclosed, the 7 day yield, is as of March 31, 2016.

(c)	Purchased with cash collateral held from securities lending. The total value of the collateral held by the Fund was $7,895,080. The total value of the collateral includes non-cash U.S. Government securities collateral having a value of $5,141,780. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2016 (See Note 2(g)).

Investment Abbreviation

SP ADR — Sponsored American Depositary Receipt

See Notes to Financial Statements.

31

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2016

Large Cap Value Equity Fund

	Shares	Value($)
Common Stocks 95.9%
Consumer Discretionary 6.6%
Comcast Corp., Cl A	884,685	54,036,560
Johnson Controls, Inc.	1,170,307	45,606,863
Macy’s, Inc.	365,933	16,133,986
PulteGroup, Inc.	949,880	17,772,255
Ralph Lauren Corp.	51,489	4,956,331

		138,505,995

Consumer Staples 3.0%
Procter & Gamble Co. (The)	707,524	58,236,301
Wal-Mart Stores, Inc.	73,880	5,060,041

		63,296,342

Energy 12.1%
Chevron Corp.	695,345	66,335,913
EOG Resources, Inc.	719,221	52,201,060
Exxon Mobil Corp.	838,554	70,094,729
Pioneer Natural Resources Co.	120,286	16,929,052
Schlumberger Ltd.	659,539	48,641,001

		254,201,755

Financials 28.6%
Allstate Corp. (The)	617,470	41,598,954
American Express Co.	505,825	31,057,655
American Tower Corp., REIT	232,285	23,779,015
Ameriprise Financial, Inc.	341,697	32,122,935
Aon PLC	407,551	42,568,702
BlackRock, Inc.	122,350	41,668,740
Chubb Ltd.	336,365	40,077,890
Citigroup, Inc.	826,750	34,516,813
Crown Castle International Corp., REIT	180,045	15,573,893
Franklin Resources, Inc.	778,140	30,386,367
JPMorgan Chase & Co.	965,238	57,161,394
MetLife, Inc.	480,230	21,101,306
Morgan Stanley	1,715,042	42,893,200
U.S. Bancorp	1,341,685	54,458,994
Wells Fargo & Co.	1,531,395	74,058,262
Willis Towers Watson PLC	138,985	16,491,960

		599,516,080

Health Care 13.4%
Agilent Technologies, Inc.	862,509	34,370,984
Baxalta, Inc.	260,389	10,519,716
Cigna Corp.	291,081	39,947,956
Johnson & Johnson	553,791	59,920,186
Pfizer, Inc.	2,522,000	74,752,080
UnitedHealth Group, Inc.	475,090	61,239,101

		280,750,023

	Shares	Value($)
Industrials 8.4%
Caterpillar, Inc.	402,906	30,838,425
CSX Corp.	1,419,137	36,542,778
FedEx Corp.	215,540	35,072,669
General Electric Co.	1,732,073	55,062,601
Honeywell International, Inc.	167,290	18,744,844

		176,261,317

Information Technology 17.6%
Applied Materials, Inc.	1,811,745	38,372,759
Cisco Systems, Inc.	1,725,855	49,135,092
EMC Corp.	1,247,754	33,252,644
Intel Corp.	934,815	30,241,265
Maxim Integrated Products, Inc.	290,440	10,682,383
Microsoft Corp.	1,475,365	81,484,409
Oracle Corp.	2,083,046	85,217,412
Texas Instruments, Inc.	692,492	39,762,891

		368,148,855

Materials 2.2%
Dow Chemical Co. (The)	662,473	33,693,377
WestRock Co.	310,918	12,135,129

		45,828,506

Telecommunication Services 2.5%
Verizon Communications, Inc.	949,500	51,348,960

Utilities 1.5%
NextEra Energy, Inc.	261,979	31,002,595

Total Common Stocks (Cost $1,685,844,070)		2,008,860,428

Money Market Fund 4.5%
State Street Institutional Liquid Reserves Fund, Institutional Class, 0.44%(a)	95,041,854	95,041,854

Total Money Market Fund (Cost $95,041,854)		95,041,854

Total Investments (Cost $1,780,885,924) — 100.4%		2,103,902,282
Liabilities in Excess of Other Assets — (0.4)%		(8,596,304)

Net Assets — 100.0%		$2,095,305,978

(a)	Rate disclosed, the 7 day yield, is as of March 31, 2016.

Investment Abbreviation

REIT — Real Estate Investment Trust

See Notes to Financial Statements.

32

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2016

Mid-Cap Value Equity Fund

	Shares	Value($)
Common Stocks 97.0%
Consumer Discretionary 6.7%
Hanesbrands, Inc.	715,000	20,263,100
Johnson Controls, Inc.	1,435,000	55,921,950
Marriott International, Inc., Cl A(a)	465,000	33,098,700
Newell Rubbermaid, Inc.(a)	575,000	25,466,750
Ralph Lauren Corp.	425,000	40,910,500
Royal Caribbean Cruises Ltd.	235,000	19,305,250
Whirlpool Corp.	175,000	31,559,500

		226,525,750

Energy 9.5%
Anadarko Petroleum Corp.	1,025,000	47,734,250
Cabot Oil & Gas Corp.	1,200,000	27,252,000
Marathon Petroleum Corp.	1,300,000	48,334,000
Noble Energy, Inc.	1,550,000	48,685,500
Patterson-UTI Energy, Inc.	2,500,000	44,050,000
Pioneer Natural Resources Co.	750,000	105,555,000

		321,610,750

Financials 32.3%
Allstate Corp. (The)	1,200,000	80,844,000
American Campus Communities, Inc., REIT	950,000	44,735,500
Ameriprise Financial, Inc.	985,000	92,599,850
BankUnited, Inc.	900,000	30,996,000
BB&T Corp.	1,040,000	34,600,800
Capital One Financial Corp.	525,000	36,387,750
Corporate Office Properties Trust, REIT	1,600,000	41,984,000
Crown Castle International Corp., REIT	565,000	48,872,500
General Growth Properties, Inc., REIT	1,400,000	41,622,000
Hartford Financial Services Group, Inc. (The)	1,765,000	81,331,200
Invesco Ltd.	2,175,000	66,924,750
Lazard Ltd., Cl A	2,500,000	97,000,000
MB Financial, Inc.	1,400,000	45,430,000
PacWest Bancorp	475,000	17,646,250
Progressive Corp. (The)	1,350,000	47,439,000
Prologis, Inc., REIT	850,000	37,553,000
SL Green Realty Corp., REIT	175,000	16,954,000
Umpqua Holdings Corp.	2,650,000	42,029,000
Weyerhaeuser Co., REIT	1,115,000	34,542,700
Willis Towers Watson PLC	610,000	72,382,600
XL Group PLC	2,100,000	77,280,000

		1,089,154,900

Health Care 8.4%
Agilent Technologies, Inc.	1,475,000	58,778,750
Baxalta, Inc.	600,000	24,240,000

	Shares	Value($)
Health Care—continued
Cigna Corp.	810,000	111,164,400
Perrigo Co. PLC	385,000	49,253,050
STERIS PLC	565,000	40,143,250

		283,579,450

Industrials 13.8%
Allison Transmission Holdings, Inc.	655,000	17,671,900
CSX Corp.	980,000	25,235,000
Delta Air Lines, Inc.	625,000	30,425,000
Donaldson Co., Inc.(a)	404,200	12,898,022
Hubbell, Inc.	360,000	38,134,800
Ingersoll-Rand PLC	650,000	40,306,500
ITT Corp.	1,125,000	41,501,250
J.B. Hunt Transport Services, Inc.	300,000	25,272,000
Macquarie Infrastructure Corp.	740,000	49,905,600
Orbital ATK, Inc.	415,000	36,080,100
Oshkosh Corp.(a)	865,000	35,352,550
Republic Services, Inc.	175,000	8,338,750
Rockwell Automation, Inc.	200,000	22,750,000
Stanley Black & Decker, Inc.	200,000	21,042,000
Tyco International PLC	1,115,000	40,931,650
Wabtec Corp.	250,000	19,822,500

		465,667,622

Information Technology 12.2%
Analog Devices, Inc.	450,000	26,635,500
Applied Materials, Inc.	2,900,000	61,422,000
Cypress Semiconductor Corp.(a)	12,500,000	108,250,000
Harris Corp.	840,000	65,402,400
Hewlett Packard Enterprise Co.	1,100,000	19,503,000
Intersil Corp., Cl A	1,960,800	26,215,896
KLA-Tencor Corp.	600,000	43,686,000
Maxim Integrated Products, Inc.	695,000	25,562,100
Skyworks Solutions, Inc.	460,000	35,834,000

		412,510,896

Materials 4.0%
Ashland, Inc.	390,000	42,884,400
Martin Marietta Materials, Inc.	70,000	11,165,700
Sherwin-Williams Co. (The)	60,800	17,307,936
WestRock Co.	1,600,000	62,448,000

		133,806,036

Utilities 10.1%
Ameren Corp.	930,000	46,593,000
American Electric Power Co., Inc.	590,000	39,176,000

See Notes to Financial Statements.

33

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2016

Mid-Cap Value Equity Fund — concluded

	Shares	Value($)
Utilities—continued
Edison International	660,000	47,447,400
Exelon Corp.	1,000,000	35,860,000
NextEra Energy Partners LP	1,950,000	53,020,500
PG&E Corp.	450,000	26,874,000
PPL Corp.	1,150,000	43,780,500
Sempra Energy	455,000	47,342,750

		340,094,150

Total Common Stocks (Cost $3,052,702,033)		3,272,949,554

Money Market Funds 7.4%
State Street Institutional Liquid Reserves Fund, Institutional Class, 0.44%(b)	90,734,439	90,734,439
State Street Institutional U.S. Government Money Market Fund, Institutional Class, 0.24%(b)(c)	157,843,909	157,843,909

Total Money Market Funds (Cost $248,578,348)		248,578,348

Total Investments (Cost $3,301,280,381) — 104.4%		3,521,527,902
Liabilities in Excess of Other Assets — (4.4)%		(149,368,353)

Net Assets — 100.0%		$3,372,159,549

(a)	The security or a partial position of the security was on loan as of March 31, 2016. The total value of securities on loan as of March 31, 2016 was $152,604,064.

(b)	Rate disclosed, the 7 day yield, is as of March 31, 2016.

(c)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2016 (See Note 2(g)).

Investment Abbreviation

REIT — Real Estate Investment Trust

See Notes to Financial Statements.

34

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2016

Small Cap Growth Stock Fund

	Shares	Value($)
Common Stocks 99.7%
Consumer Discretionary 17.7%
American Axle & Manufacturing Holdings, Inc.*	27,666	425,780
Cheesecake Factory, Inc. (The)	11,834	628,267
Cracker Barrel Old Country Store, Inc.(a)	5,052	771,289
Denny’s Corp.*	58,987	611,105
Dorman Products, Inc.*	7,035	382,845
Five Below, Inc.*(a)	10,369	428,654
G-III Apparel Group Ltd.*	14,319	700,056
Gray Television, Inc.*	64,231	752,787
Group 1 Automotive, Inc.	7,522	441,466
Kirkland’s, Inc.	26,298	460,478
Lithia Motors, Inc., Cl A	3,891	339,801
Monro Muffler Brake, Inc.	8,662	619,073
Penn National Gaming, Inc.*	36,783	613,908
Sinclair Broadcast Group, Inc., Cl A(a)	23,357	718,228
Tenneco, Inc.*	16,215	835,235
Wayfair, Inc., Cl A*(a)	7,734	334,264

		9,063,236

Consumer Staples 1.8%
Casey’s General Stores, Inc.	4,842	548,695
Energizer Holdings, Inc.	9,668	391,651

		940,346

Financials 6.7%
AMERISAFE, Inc.	9,277	487,414
Cardinal Financial Corp.	26,691	543,162
Evercore Partners, Inc., Cl A	9,686	501,250
Home BancShares, Inc.	13,699	560,974
MarketAxess Holdings, Inc.	6,593	823,004
Texas Capital Bancshares, Inc.*	13,361	512,795

		3,428,599

Health Care 24.0%
ABIOMED, Inc.*	10,168	964,028
Adeptus Health, Inc., Cl A*(a)	7,585	421,271
AMN Healthcare Services, Inc.*	21,180	711,860
Amsurg Corp.*	5,601	417,835
Array BioPharma, Inc.*(a)	67,073	197,865
Cambrex Corp.*	12,031	529,364
Chemed Corp.	2,786	377,364
Depomed, Inc.*(a)	24,894	346,773
HealthSouth Corp.	18,750	705,562
ICON PLC*	6,636	498,364
Idera Pharmaceuticals, Inc.*(a)	158,539	313,907
Inogen, Inc.*	13,513	607,815
Insmed, Inc.*(a)	19,602	248,357
Keryx Biopharmaceuticals, Inc.*(a)	55,878	260,950
Ligand Pharmaceuticals, Inc.*(a)	8,906	953,744

	Shares	Value($)
Health Care—continued
Molina Healthcare, Inc.*	9,801	632,066
Neurocrine Biosciences, Inc.*	11,970	473,414
NuVasive, Inc.*	11,878	577,865
NxStage Medical, Inc.*	38,496	577,055
Omnicell, Inc.*	22,808	635,659
Portola Pharmaceuticals, Inc.*	14,080	287,232
Radius Health, Inc.*(a)	8,926	280,633
Team Health Holdings, Inc.*	12,565	525,343
Ultragenyx Pharmaceutical, Inc.*	5,829	369,034
Vanda Pharmaceuticals, Inc.*(a)	46,193	386,173

		12,299,533

Industrials 19.8%
AAON, Inc.	29,296	820,288
Allegiant Travel Co.	2,379	423,605
American Woodmark Corp.*	5,696	424,865
AZZ, Inc.	8,604	486,986
Badger Meter, Inc.(a)	9,009	599,189
Beacon Roofing Supply, Inc.*	14,164	580,866
Comfort Systems USA, Inc.	20,377	647,377
Dycom Industries, Inc.*(a)	10,789	697,725
Forward Air Corp.	14,032	635,930
Hawaiian Holdings, Inc.*	10,713	505,546
Healthcare Services Group, Inc.	14,688	540,665
HEICO Corp.	10,257	616,753
HNI Corp.	14,934	584,965
Knight Transportation, Inc.	11,708	306,164
Korn/Ferry International	12,940	366,073
Simpson Manufacturing Co., Inc.	18,922	722,253
Trex Co., Inc.*	13,494	646,767
Universal Forest Products, Inc.	6,371	546,759

		10,152,776

Information Technology 26.0%
Aspen Technology, Inc.*	18,526	669,344
Cavium, Inc.*	10,138	620,040
CSG Systems International, Inc.	17,543	792,242
Demandware, Inc.*	15,080	589,628
Ellie Mae, Inc.*	7,963	721,766
Euronet Worldwide, Inc.*	7,799	577,984
FleetMatics Group PLC*	11,548	470,119
Guidewire Software, Inc.*	13,168	717,393
Heartland Payment Systems, Inc.	5,379	519,450
Imperva, Inc.*(a)	15,367	776,034
Inphi Corp.*	19,224	640,928
Integrated Device Technology, Inc.*	34,814	711,598
Littelfuse, Inc.	7,350	904,859
LogMeIn, Inc.*	7,064	356,449
Manhattan Associates, Inc.*	17,674	1,005,120
NIC, Inc.	17,319	312,262
Paycom Software, Inc.*	11,217	399,325
Proofpoint, Inc.*(a)	16,937	910,872

See Notes to Financial Statements.

35

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2016

Small Cap Growth Stock Fund — concluded

	Shares	Value($)
Information Technology—continued
Q2 Holdings, Inc.*	29,455	708,098
Synaptics, Inc.*	6,109	487,132
Virtusa Corp.*	11,843	443,639

		13,334,282

Materials 2.6%
Balchem Corp.	9,740	604,075
GCP Applied Technologies, Inc.*	15,896	316,966
HB Fuller Co.	9,575	406,459

		1,327,500

Telecommunication Services 1.1%
8x8, Inc.*	55,726	560,604

Total Common Stocks (Cost $46,025,809)		51,106,876

	Shares	Value($)
Money Market Funds 16.7%
State Street Institutional Liquid Reserves Fund, Institutional Class, 0.44%(b)	333,280	333,280
State Street Institutional U.S. Government Money Market Fund, Institutional Class, 0.24%(b)(c)	8,244,601	8,244,601

Total Money Market Funds (Cost $8,577,881)		8,577,881

Total Investments (Cost $54,603,690) — 116.4%		59,684,757
Liabilities in Excess of Other Assets — (16.4)%		(8,418,669)

Net Assets — 100.0%		$51,266,088

*	Non-income producing security.

(a)	The security or a partial position of the security was on loan as of March 31, 2016. The total value of securities on loan as of March 31, 2016 was $7,995,415.

(b)	Rate disclosed, the 7 day yield, is as of March 31, 2016.

(c)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2016 (See Note 2(g)).

See Notes to Financial Statements.

36

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2016

Small Cap Value Equity Fund

	Shares	Value($)
Common Stocks 98.9%
Consumer Discretionary 17.0%
AMC Entertainment Holdings, Inc., Cl A	993,140	27,797,988
Chico’s FAS, Inc.	1,051,000	13,946,770
Guess?, Inc.	1,155,854	21,695,379
HSN, Inc.	489,060	25,582,729
Matthews International Corp., Cl A	58,040	2,987,319
MDC Partners, Inc., Cl A	275,700	6,506,520
Meredith Corp.	11,690	555,275
Papa John’s International, Inc.	16,300	883,297
Regal Entertainment Group, Cl A	747,900	15,810,606
Ruth’s Hospitality Group, Inc.	208,670	3,841,615
Scholastic Corp.	238,990	8,931,056
Sonic Automotive, Inc., Cl A	594,470	10,985,806
Thor Industries, Inc.	313,980	20,022,505
Tupperware Brands Corp.	77,700	4,505,046
Wolverine World Wide, Inc.	23,500	432,870

		164,484,781

Consumer Staples 8.4%
B&G Foods, Inc.	677,700	23,590,737
Calavo Growers, Inc.	27,100	1,546,326
Energizer Holdings, Inc.	821,600	33,283,016
Inter Parfums, Inc.	229,200	7,082,280
PriceSmart, Inc.	23,200	1,962,256
Sanderson Farms, Inc.	153,501	13,842,720

		81,307,335

Energy 0.8%
Bristow Group, Inc.	406,260	7,686,439

Financials 24.5%
Alexander & Baldwin, Inc.	326,010	11,958,047
Banco Latinoamericano de Expectaciones SA, Cl E	59,670	1,445,207
Bank of Hawaii Corp.	298,040	20,350,171
Cohen & Steers, Inc.	401,200	15,614,704
Evercore Partners, Inc., Cl A	383,720	19,857,510
Hanover Insurance Group, Inc. (The)	354,070	31,944,195
Horace Mann Educators Corp.	388,200	12,302,058
Medical Properties Trust, Inc., REIT	1,988,130	25,805,927
Monmouth Real Estate Investment Corp., Cl A REIT	68,650	816,249
Oppenheimer Holdings, Inc., Cl A	14,910	235,280
Outfront Media, Inc., REIT	932,195	19,669,314
Parkway Properties, Inc., REIT	1,113,250	17,433,495
Post Properties, Inc., REIT	141,104	8,429,553
Primerica, Inc.	433,500	19,303,755
Tanger Factory Outlet Centers, Inc., REIT	370,100	13,467,939
Trust Co Bank Corp. NY	251,250	1,522,575

	Shares	Value($)
Financials—continued
UMB Financial Corp.	335,450	17,319,284

		237,475,263

Health Care 4.2%
Ensign Group, Inc.	171,440	3,881,401
Hill-Rom Holdings, Inc.	546,530	27,490,459
Landauer, Inc.	273,640	9,049,275

		40,421,135

Industrials 29.9%
AAR Corp.	340,170	7,915,756
ABM Industries, Inc.	478,627	15,464,438
Advanced Drainage Systems, Inc.	204,600	4,357,980
Badger Meter, Inc.	229,391	15,256,796
BWX Technologies, Inc.	183,300	6,151,548
China Yuchai International Ltd.	73,190	720,922
CLARCOR, Inc.	384,750	22,234,703
Covanta Holding Corp.	1,195,400	20,154,444
Cubic Corp.	272,300	10,881,108
EMCOR Group, Inc.	339,840	16,516,224
Fortress Transportation & Infrastructure Investors LLC	116,500	1,159,175
Forward Air Corp.	407,700	18,476,964
Granite Construction, Inc.	53,340	2,549,652
Herman Miller, Inc.	746,880	23,071,123
Interface, Inc.	20,261	375,639
Kelly Services, Inc., Cl A	946,910	18,104,919
Kforce, Inc.	234,400	4,589,552
Knoll, Inc.	590,400	12,782,160
Luxfer Holdings PLC ADR	212,510	2,254,731
MSA Safety, Inc.	176,702	8,543,542
Mueller Water Products, Inc., Cl A	2,031,630	20,072,504
Multi-Color Corp.	91,200	4,865,520
NN, Inc.	124,100	1,697,688
Progressive Waste Solutions Ltd.	1,081,364	33,554,725
Sun Hydraulics Corp.	31,120	1,032,873
Tennant Co.	40,680	2,094,206
Tetra Tech, Inc.	300,600	8,963,892
Viad Corp.	212,190	6,187,460

		290,030,244

Information Technology 7.9%
Black Box Corp.	54,500	734,115
Daktronics, Inc.	690,450	5,454,555
Fair Isaac Corp.	473,850	50,270,747
Plantronics, Inc.	529,660	20,757,375

		77,216,792

Materials 2.9%
A. Schulman, Inc.	10,600	288,532
Carpenter Technology Corp.	236,500	8,095,395

See Notes to Financial Statements.

37

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2016

Small Cap Value Equity Fund — concluded

	Shares	Value($)
Materials—continued
Haynes International, Inc.	116,530	4,253,345
Hecla Mining Co.	5,455,440	15,166,123

		27,803,395

Utilities 3.3%
ALLETE, Inc.	202,240	11,339,597
California Water Service Group	383,990	10,260,213
NorthWestern Corp.	169,800	10,485,150

		32,084,960

Total Common Stocks (Cost $798,359,044)		958,510,344

Total Investments (Cost $798,359,044) — 98.9%		958,510,344
Other Assets in Excess of Liabilities — 1.1%		10,389,808

Net Assets — 100.0%		$968,900,152

Investment Abbreviations

ADR	—	American Depositary Receipt
REIT	—	Real Estate Investment Trust

See Notes to Financial Statements.

38

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2016

Aggressive Growth Allocation Strategy

	Shares	Value($)
Equity Funds 67.7%
RidgeWorth International Equity Fund(a)	36,978	344,261
RidgeWorth Large Cap Growth Stock Fund(a)	228,443	2,145,082
RidgeWorth Large Cap Value Equity Fund(a)	98,912	1,460,925
RidgeWorth Mid-Cap Value Equity Fund(a)	46,042	569,076
RidgeWorth Small Cap Growth Stock Fund(a)	15,500	132,837
RidgeWorth Small Cap Value Equity Fund(b)	12,445	140,623

Total Equity Funds (Cost $3,810,920)		4,792,804

Fixed Income Funds 7.2%
RidgeWorth Seix Core Bond Fund(a)	28	307
RidgeWorth Seix Corporate Bond Fund(b)	3,115	26,354
RidgeWorth Seix Floating Rate High Income Fund(a)	1,023	8,522
RidgeWorth Seix High Income Fund(a)	1,484	8,784
RidgeWorth Seix High Yield Fund(b)	1,114	8,689
RidgeWorth Seix Total Return Bond Fund(a)	37,107	395,935
RidgeWorth Seix U.S. Government Securities Ultra-Short Bond Fund(b)	6,466	64,857

Total Fixed Income Funds (Cost $508,729)		513,448

Exchange Traded Funds 22.4%
Consumer Discretionary Select Sector SPDR Fund	525	41,501
Consumer Staples Select Sector SPDR Fund	251	13,316
Energy Select Sector SPDR Fund	188	11,641
Financial Select Sector SPDR Fund	2,161	48,644
Health Care Select Sector SPDR Fund	680	46,090
Industrial Select Sector SPDR Fund	520	28,844
iShares Barclays 20+ Year Treasury Bond Fund	98	12,800
iShares Barclays U.S. Treasury Inflation Protected Securities Fund	92	10,547

	Shares	Value($)
Exchange Traded Funds—continued
iShares Core S&P 500 Fund	230	47,530
iShares Core U.S. Aggregate Bond Fund	5,395	597,982
iShares Currency Hedged MSCI EAFE Fund	20,937	499,766
iShares Currency Hedged MSCI Emerging Markets Fund	82	1,696
iShares Dow Jones U.S. Real Estate Index Fund	80	6,229
iShares MSCI EAFE Fund	32	1,828
iShares MSCI Emerging Markets Index Fund	61	2,089
iShares Russell 2000 Index Fund	151	16,704
Market Vectors Gold Miners Fund	6,991	139,680
Materials Select Sector SPDR Fund	77	3,450
Technology Select Sector SPDR Fund	1,283	56,914
Utilities Select Sector SPDR Fund	8	397

Total Exchange Traded Funds (Cost $1,509,261)		1,587,648

Money Market Fund 3.8%
State Street Institutional Treasury Money Market Fund, Institutional Class, 0.19%(c)	271,087	271,087

Total Money Market Fund (Cost $271,087)		271,087

Total Investments (Cost $6,099,997) — 101.1%		7,164,987
Liabilities in Excess of Other Assets — (1.1)%		(81,334)

Net Assets — 100.0%		$7,083,653

(a)	Affiliated investments. Investments are in each Fund’s IS Shares.

(b)	Affiliated investments. Investments are in each Fund’s I Shares.

(c)	Rate disclosed, the 7 day yield, is as of March 31, 2016.

Investment Abbreviations

EAFE	—	Europe, Australasia and Far East
MSCI	—	Morgan Stanley Capital International
SPDR	—	Standard & Poor’s Depositary Receipt

See Notes to Financial Statements.

39

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2016

Conservative Allocation Strategy

	Shares	Value($)
Equity Funds 26.9%
RidgeWorth International Equity Fund(a)	133,433	1,242,262
RidgeWorth Large Cap Growth Stock Fund(a)	831,070	7,803,743
RidgeWorth Large Cap Value Equity Fund(a)	361,137	5,333,996
RidgeWorth Mid-Cap Value Equity Fund(a)	166,150	2,053,609
RidgeWorth Small Cap Growth Stock Fund(a)	55,867	478,779
RidgeWorth Small Cap Value Equity Fund(b)	44,961	508,059

Total Equity Funds (Cost $16,460,328)		17,420,448

Fixed Income Funds 35.7%
RidgeWorth Seix Core Bond Fund(a)	787	8,551
RidgeWorth Seix Corporate Bond Fund(b)	126,239	1,067,983
RidgeWorth Seix Floating Rate High Income Fund(a)	42,104	350,728
RidgeWorth Seix High Income Fund(a)	61,354	363,213
RidgeWorth Seix High Yield Fund(b)	46,057	359,242
RidgeWorth Seix Total Return Bond Fund(a)	1,711,650	18,263,309
RidgeWorth Seix U.S. Government Securities Ultra-Short Bond Fund(b)	264,754	2,655,483

Total Fixed Income Funds (Cost $22,868,410)		23,068,509

Exchange Traded Funds 35.0%
Consumer Discretionary Select Sector SPDR Fund	1,672	132,172
Consumer Staples Select Sector SPDR Fund	789	41,856
Energy Select Sector SPDR Fund	611	37,833
Financial Select Sector SPDR Fund	6,877	154,801
Health Care Select Sector SPDR Fund	2,172	147,218
Industrial Select Sector SPDR Fund	1,657	91,914
iShares Barclays 20+ Year Treasury Bond Fund	4,032	526,619
iShares Barclays U.S. Treasury Inflation Protected Securities Fund	3,793	434,830

	Shares	Value($)
Exchange Traded Funds—continued
iShares Core S&P 500 Fund	799	165,113
iShares Core U.S. Aggregate Bond Fund	164,749	18,260,779
iShares Currency Hedged MSCI EAFE Fund	75,680	1,806,482
iShares Currency Hedged MSCI Emerging Markets Fund	277	5,728
iShares Dow Jones U.S. Real Estate Index Fund	303	23,592
iShares MSCI EAFE Fund	122	6,970
iShares MSCI Emerging Markets Index Fund	195	6,679
iShares Russell 2000 Index Fund	565	62,500
Market Vectors Gold Miners Fund	25,268	504,855
Materials Select Sector SPDR Fund	254	11,382
Technology Select Sector SPDR Fund	4,080	180,989
Utilities Select Sector SPDR Fund	10	496

Total Exchange Traded Funds (Cost $22,023,040)		22,602,808

Money Market Fund 2.6%
State Street Institutional Treasury Money Market Fund, Institutional Class, 0.19%(c)	1,686,970	1,686,970

Total Money Market Fund (Cost $1,686,970)		1,686,970

Total Investments (Cost $63,038,748) — 100.2%		64,778,735
Liabilities in Excess of Other Assets — (0.2)%		(113,081)

Net Assets — 100.0%		$64,665,654

(a)	Affiliated investments. Investments are in each Fund’s IS Shares.

(b)	Affiliated investments. Investments are in each Fund’s I Shares.

(c)	Rate disclosed, the 7 day yield, is as of March 31, 2016.

Investment Abbreviations

EAFE	—	Europe, Australasia and Far East
MSCI	—	Morgan Stanley Capital International
SPDR	—	Standard & Poor’s Depositary Receipt

See Notes to Financial Statements.

40

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2016

Growth Allocation Strategy

	Shares	Value($)
Equity Funds 61.0%
RidgeWorth International Equity Fund(a)	225,468	2,099,109
RidgeWorth Large Cap Growth Stock Fund(a)	1,397,584	13,123,312
RidgeWorth Large Cap Value Equity Fund(a)	606,458	8,957,381
RidgeWorth Mid-Cap Value Equity Fund(a)	280,471	3,466,626
RidgeWorth Small Cap Growth Stock Fund(a)	93,941	805,071
RidgeWorth Small Cap Value Equity Fund(b)	75,768	856,181

Total Equity Funds (Cost $24,740,959)		29,307,680

Fixed Income Funds 12.9%
RidgeWorth Seix Core Bond Fund(a)	259	2,809
RidgeWorth Seix Corporate Bond Fund(b)	33,890	286,705
RidgeWorth Seix Floating Rate High Income Fund(a)	11,197	93,273
RidgeWorth Seix High Income Fund(a)	16,517	97,783
RidgeWorth Seix High Yield Fund(b)	12,268	95,690
RidgeWorth Seix Total Return Bond Fund(a)	459,115	4,898,755
RidgeWorth Seix U.S. Government Securities Ultra-Short Bond Fund(b)	70,891	711,041

Total Fixed Income Funds (Cost $5,817,066)		6,186,056

Exchange Traded Funds 22.7%
Consumer Discretionary Select Sector SPDR Fund	3,023	238,968
Consumer Staples Select Sector SPDR Fund	1,460	77,453
Energy Select Sector SPDR Fund	1,068	66,131
Financial Select Sector SPDR Fund	12,419	279,552
Health Care Select Sector SPDR Fund	3,885	263,325
Industrial Select Sector SPDR Fund	3,030	168,074
iShares Barclays 20+ Year Treasury Bond Fund	1,083	141,451
iShares Barclays U.S. Treasury Inflation Protected Securities Fund	1,013	116,130

	Shares	Value($)
Exchange Traded Funds—continued
iShares Core S&P 500 Fund	1,327	274,225
iShares Core U.S. Aggregate Bond Fund	44,022	4,879,399
iShares Currency Hedged MSCI EAFE Fund	127,520	3,043,902
iShares Currency Hedged MSCI Emerging Markets Fund	533	11,022
iShares Dow Jones U.S. Real Estate Index Fund	526	40,954
iShares MSCI EAFE Fund	213	12,169
iShares MSCI Emerging Markets Index Fund	328	11,234
iShares Russell 2000 Index Fund	968	107,080
Market Vectors Gold Miners Fund	42,755	854,245
Materials Select Sector SPDR Fund	510	22,853
Technology Select Sector SPDR Fund	7,389	327,776
Utilities Select Sector SPDR Fund	23	1,141

Total Exchange Traded Funds (Cost $10,413,857)		10,937,084

Money Market Fund 3.4%
State Street Institutional Treasury Money Market Fund, Institutional Class, 0.19%(c)	1,646,538	1,646,538

Total Money Market Fund (Cost $1,646,538)		1,646,538

Total Investments (Cost $42,618,420) — 100.0%		48,077,358
Liabilities in Excess of Other Assets — (0.0)%(d)		(15,539)

Net Assets — 100.0%		$48,061,819

(a)	Affiliated investments. Investments are in each Fund’s IS Shares.

(b)	Affiliated investments. Investments are in each Fund’s I Shares.

(c)	Rate disclosed, the 7 day yield, is as of March 31, 2016.

(d)	Less than 0.05% of Net Assets.

Investment Abbreviations

EAFE	—	Europe, Australasia and Far East
MSCI	—	Morgan Stanley Capital International
SPDR	—	Standard & Poor’s Depositary Receipt

See Notes to Financial Statements.

41

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2016

Moderate Allocation Strategy

	Shares	Value($)
Equity Funds 43.2%
RidgeWorth International Equity Fund(a)	229,673	2,138,257
RidgeWorth Large Cap Growth Stock Fund(a)	1,427,377	13,403,070
RidgeWorth Large Cap Value Equity Fund(a)	619,860	9,155,333
RidgeWorth Mid-Cap Value Equity Fund(a)	285,572	3,529,675
RidgeWorth Small Cap Growth Stock Fund(a)	96,134	823,866
RidgeWorth Small Cap Value Equity Fund(b)	77,312	873,622

Total Equity Funds (Cost $24,137,198)		29,923,823

Fixed Income Funds 24.1%
RidgeWorth Seix Core Bond Fund(a)	704	7,647
RidgeWorth Seix Corporate Bond Fund(b)	91,110	770,788
RidgeWorth Seix Floating Rate High Income Fund(a)	30,547	254,453
RidgeWorth Seix High Income Fund(a)	44,701	264,632
RidgeWorth Seix High Yield Fund(b)	33,272	259,521
RidgeWorth Seix Total Return Bond Fund(a)	1,234,708	13,174,330
RidgeWorth Seix U.S. Government Securities Ultra-Short Bond Fund(b)	191,200	1,917,741

Total Fixed Income Funds (Cost $15,596,421)		16,649,112

Exchange Traded Funds 28.5%
Consumer Discretionary Select Sector SPDR Fund	2,953	233,435
Consumer Staples Select Sector SPDR Fund	1,465	77,718
Energy Select Sector SPDR Fund	1,055	65,326
Financial Select Sector SPDR Fund	12,254	275,838
Health Care Select Sector SPDR Fund	3,849	260,885
Industrial Select Sector SPDR Fund	2,909	161,362
iShares Barclays 20+ Year Treasury Bond Fund	2,915	380,728
iShares Barclays U.S. Treasury Inflation Protected Securities Fund	2,735	313,540

	Shares	Value($)
Exchange Traded Funds—continued
iShares Core S&P 500 Fund	1,293	267,198
iShares Core U.S. Aggregate Bond Fund	119,361	13,229,973
iShares Currency Hedged MSCI EAFE Fund	129,946	3,101,811
iShares Currency Hedged MSCI Emerging Markets Fund	508	10,505
iShares Dow Jones U.S. Real Estate Index Fund	515	40,098
iShares MSCI EAFE Fund	205	11,712
iShares MSCI Emerging Markets Index Fund	390	13,357
iShares Russell 2000 Index Fund	958	105,974
Market Vectors Gold Miners Fund	43,415	867,432
Materials Select Sector SPDR Fund	497	22,271
Technology Select Sector SPDR Fund	7,255	321,832
Utilities Select Sector SPDR Fund	17	844

Total Exchange Traded Funds (Cost $18,954,781)		19,761,839

Money Market Fund 4.3%
State Street Institutional Treasury Money Market Fund, Institutional Class, 0.19%(c)	2,950,327	2,950,327

Total Money Market Fund (Cost $2,950,327)		2,950,327

Total Investments (Cost $61,638,727) — 100.1%		69,285,101
Liabilities in Excess of Other Assets — (0.1)%		(54,147)

Net Assets — 100.0%		$69,230,954

(a)	Affiliated investments. Investments are in each Fund’s IS Shares.

(b)	Affiliated investments. Investments are in each Fund’s I Shares.

(c)	Rate disclosed, the 7 day yield, is as of March 31, 2016.

Investment Abbreviations

EAFE	—	Europe, Australasia and Far East
MSCI	—	Morgan Stanley Capital International
SPDR	—	Standard & Poor’s Depositary Receipt

See Notes to Financial Statements.

42

STATEMENTS OF ASSETS AND LIABILITIES

RIDGEWORTH FUNDS    March 31, 2016

	Aggressive Growth Stock Fund	Capital Innovations Global Resources and Infrastructure Fund	International Equity Fund	Large Cap Growth Stock Fund
Assets:
Total Investments, at Cost	$16,602,924	$3,570,177	$40,087,598	$137,611,128

Total Investments, at Value*	$26,228,878	$3,386,294	$41,454,557	$252,651,016
Cash	—	976	—	—
Interest and Dividends Receivable	2,274	13,653	28,560	38,904
Securities Lending Income Receivable	—	—	1,499	1,301
Receivable for Capital Shares Issued	61,303	60	79,296	139,022
Receivable for Investment Securities Sold	272,240	—	—	5,389,386
Reclaims Receivable	—	2,789	164,540	—
Receivable from Investment Adviser	2,481	73,143	27,561	26,360
Prepaid Expenses and Other Assets	10,108	11,865	21,776	25,623

Total Assets	26,577,284	3,488,780	41,777,789	258,271,612

Liabilities:
Payable for Investment Securities Purchased	100,872	—	—	5,126,127
Payable for Capital Shares Redeemed	14,064	96	26,291	183,876
Payable Upon Return of Securities Loaned	—	—	3,345,648	2,753,300
Line of Credit Payable	89,949	—	—	—
Investment Advisory Fees Payable	18,220	2,780	25,712	144,662
Compliance and Fund Services Fees Payable	559	33	777	5,368
Distribution and Service Fees Payable	2,084	700	931	48,624
Trustee Fees Payable	1	1	1	10
Filing Fee Payable	—	45,536	—	—
Other Accrued Expenses	21,345	31,006	34,834	160,140

Total Liabilities	247,094	80,152	3,434,194	8,422,107

Total Net Assets	$26,330,190	$3,408,628	$38,343,595	$249,849,505

Net Assets Consist of:
Capital	$16,867,720	$4,421,525	$38,243,075	$133,584,729
Accumulated Net Investment Income (Loss)	(79,099)	18,707	225,036	(192,950)
Accumulated Net Realized Gain (Loss) from Investments and Foreign Currency Transactions	(84,385)	(847,725)	(1,498,181)	1,417,838
Net Unrealized Appreciation (Depreciation) on Investments and Foreign Currencies	9,625,954	(183,879)	1,373,665	115,039,888

Net Assets	$26,330,190	$3,408,628	$38,343,595	$249,849,505

Net Assets:
I Shares	$18,203,368	$1,954,768	$28,756,151	$110,561,826
A Shares	8,126,822	1,249,560	3,755,587	62,114,564
C Shares	—	204,300	—	40,086,031
IS Shares	—	—	5,831,857	37,087,084
Shares Outstanding (unlimited number of shares authorized, no par value)
I Shares	952,672	216,199	3,091,970	11,792,766
A Shares	442,350	138,390	409,092	7,951,140
C Shares	—	22,953	—	7,358,367
IS Shares	—	—	626,667	3,947,575
Net Asset Value and Redemption Price Per Share:
I Shares	$19.11	$9.04	$9.30	$9.38
A Shares	18.37	9.03	9.18	7.81
C Shares(a)	—	8.90	—	5.45
IS Shares	—	—	9.31	9.39
Offering Price per Share (100%/(100%-maximum sales charge x net asset value) adjusted to the nearest cent):
A Shares	$19.49	$9.58	$9.74	$8.29
Maximum Sales Charge — A Shares	5.75%	5.75%	5.75%	5.75%

*	Investments include securities on loan of $—, $—, $3,320,910 and $7,711,018, respectively.

(a)	Redemption price per share varies based on length of time shares are held.

See Notes to Financial Statements.

43

STATEMENTS OF ASSETS AND LIABILITIES

RIDGEWORTH FUNDS    March 31, 2016

	Large Cap Value Equity Fund	Mid-Cap Value Equity Fund	Small Cap Growth Stock Fund	Small Cap Value Equity Fund
Assets:
Total Investments, at Cost	$1,780,885,924	$3,301,280,381	$54,603,690	$798,359,044

Total Investments, at Value*	$2,103,902,282	$3,521,527,902	$59,684,757	$958,510,344
Cash	—	—	—	1,253
Interest and Dividends Receivable	2,922,315	5,773,669	5,701	2,018,822
Securities Lending Income Receivable	—	34,240	8,920	—
Receivable for Capital Shares Issued	848,682	2,030,203	26,259	711,771
Receivable for Investment Securities Sold	3,794,428	71,263,838	—	15,056,331
Reclaims Receivable	—	—	—	38,346
Receivable from Investment Adviser	197,635	26,605	2,515	—
Prepaid Expenses and Other Assets	47,647	85,220	22,229	34,469

Total Assets	2,111,712,989	3,600,741,677	59,750,381	976,371,336

Liabilities:
Payable for Investment Securities Purchased	10,104,813	55,498,089	—	3,843,825
Payable for Capital Shares Redeemed	3,273,272	10,146,380	141,726	1,830,737
Payable Upon Return of Securities Loaned	—	157,843,909	8,244,601	—
Line of Credit Payable	—	—	—	253,160
Investment Advisory Fees Payable	1,144,486	1,947,914	35,816	666,450
Compliance and Fund Services Fees Payable	45,453	73,283	1,098	20,740
Distribution and Service Fees Payable	106,469	155,723	5,527	53,318
Trustee Fees Payable	84	136	2	38
Other Accrued Expenses	1,732,434	2,916,694	55,523	802,916

Total Liabilities	16,407,011	228,582,128	8,484,293	7,471,184

Total Net Assets	$2,095,305,978	$3,372,159,549	$51,266,088	$968,900,152

Net Assets Consist of:
Capital	$1,822,757,550	$3,204,947,716	$43,963,455	$836,798,787
Accumulated Net Investment Income (Loss)	5,948,067	10,555,383	(82,836)	1,382,858
Accumulated Net Realized Gain (Loss) from Investments Transactions	(56,415,997)	(63,591,071)	2,304,402	(29,434,357)
Net Unrealized Appreciation on Investments	323,016,358	220,247,521	5,081,067	160,152,864

Net Assets	$2,095,305,978	$3,372,159,549	$51,266,088	$968,900,152

Net Assets:
I Shares	$1,440,586,702	$2,717,760,957	$36,436,225	$820,123,791
A Shares	362,805,449	397,599,185	6,855,673	121,366,611
C Shares	19,052,655	64,159,800	4,685,688	27,409,750
IS Shares	272,861,172	192,639,607	3,288,502	—
Shares Outstanding (unlimited number of shares authorized, no par value)
I Shares	97,902,458	220,188,355	4,277,691	72,579,973
A Shares	24,848,747	32,534,988	962,057	11,068,919
C Shares	1,334,652	5,363,771	1,208,637	2,730,695
IS Shares	18,476,040	15,591,718	383,644	—
Net Asset Value and Redemption Price Per Share:
I Shares	$14.71	$12.34	$8.52	$11.30
A Shares	14.60	12.22	7.13	10.96
C Shares(a)	14.28	11.96	3.88	10.04
IS Shares	14.77	12.36	8.57	—
Offering Price per Share (100%/(100%-maximum sales charge x net asset value) adjusted to the nearest cent):
A Shares	$15.49	$12.97	$7.56	$11.63
Maximum Sales Charge — A Shares	5.75%	5.75%	5.75%	5.75%

*	Investments include securities on loan of $—, $152,604,064, $7,995,415 and $—, respectively.

(a)	Redemption price per share varies based on length of time shares are held.

See Notes to Financial Statements.

44

STATEMENTS OF ASSETS AND LIABILITIES

RIDGEWORTH FUNDS    March 31, 2016

	Aggressive Growth Allocation Strategy	Conservative Allocation Strategy	Growth Allocation Strategy	Moderate Allocation Strategy
Assets:
Total Investments, at Cost	$6,099,997	$63,038,748	$42,618,420	$61,638,727

Investments in Affiliates, at Value	5,306,252	40,488,957	35,493,736	46,572,935
Investments in Unaffiliated, at Value	$1,858,735	$24,289,778	$12,583,622	$22,712,166

Total Investments	7,164,987	64,778,735	48,077,358	69,285,101

Dividends Receivable	1,058	45,701	12,204	33,318
Receivable for Capital Shares Issued	3,810	70,303	34,789	54,592
Receivable from Investment Adviser	7,080	5,839	7,808	7,936
Prepaid Expenses and Other Assets	19,578	18,999	20,434	20,204

Total Assets	7,196,513	64,919,577	48,152,593	69,401,151

Liabilities:
Payable for Investment Securities Purchased	1,032	47,394	12,415	34,389
Payable for Capital Shares Redeemed	96,159	155,527	14,649	57,503
Investment Advisory Fees Payable	602	5,458	4,049	5,781
Compliance and Fund Services Fees Payable	157	1,415	1,046	1,505
Distribution and Service Fees Payable	1,567	19,856	4,091	12,473
Trustee Fees Payable	—	3	2	3
Other Accrued Expenses	13,343	24,270	54,522	58,543

Total Liabilities	112,860	253,923	90,774	170,197

Total Net Assets	$7,083,653	$64,665,654	$48,061,819	$69,230,954

Net Assets Consist of:
Capital	$5,685,276	$63,122,496	$41,045,294	$59,469,970
Accumulated Net Investment Income (Loss)	—	125,029	14,594	62,876
Accumulated Net Realized Gain (Loss) from Investments Transactions	333,387	(321,858)	1,542,993	2,051,734
Net Unrealized Appreciation on Investments	1,064,990	1,739,987	5,458,938	7,646,374

Net Assets	$7,083,653	$64,665,654	$48,061,819	$69,230,954

Net Assets:
I Shares	$2,581,511	$31,067,315	$38,193,796	$45,979,621
A Shares	3,806,919	14,462,088	7,255,071	11,972,410
C Shares	695,223	19,136,251	2,612,952	11,278,923
Shares Outstanding (unlimited number of shares authorized, no par value)
I Shares	430,308	2,586,652	3,772,066	5,078,840
A Shares	643,704	1,204,663	720,184	1,328,849
C Shares	122,661	1,613,371	265,456	1,263,302
Net Asset Value and Redemption Price Per Share:
I Shares	$6.00	$12.01	$10.13	$9.05
A Shares	5.91	12.01	10.07	9.01
C Shares(a)	5.67	11.86	9.84	8.93
Offering Price per Share (100%/(100%-maximum sales charge x net asset value) adjusted to the nearest cent):
A Shares	$6.27	$12.61	$10.68	$9.56
Maximum Sales Charge — A Shares	5.75%	4.75%	5.75%	5.75%

(a)	Redemption price per share varies based on length of time shares are held.

See Notes to Financial Statements.

45

STATEMENTS OF OPERATIONS

RIDGEWORTH FUNDS    For the Fiscal Year or Period Ended March 31, 2016

	Aggressive Growth Stock Fund	Capital Innovations Global Resources and Infrastructure Fund*	Capital Innovations Global Resources and Infrastructure Fund**	International Equity Fund
Investment Income:
Dividend Income	$36,281	$46,942	$322,106	$654,494
Interest Income	—	—	7	—
Net Income from Securities Lending	—	—	—	15,269
Less: Foreign Taxes Withheld	—	(748)	(13,797)	(59,006)

Total Investment Income	36,281	46,194	308,316	610,757

Expenses:
Investment Advisory Fees	281,146	12,828	131,221	228,606
Administration Fees	3,333	9,783	49,199	2,643
Fund Accounting Fees	3,172	2,331	28,014	2,637
Transfer Agency Fees	18,396	15,257	57,648	16,042
Compliance & Fund Services Fees	2,595	3,110	16,263	2,147
Distribution and Service Fees — A Shares	36,331	1,012	6,667	11,734
Distribution and Service Fees — C Shares	—	753	5,409	—
Shareholder Servicing Fees	—	—	11,367	—
Shareholder Servicing Fees — I Shares	57,480	107	—	30,427
Shareholder Servicing Fees — A Shares	9,268	62	—	406
Custodian Fees	8,994	2,570	16,279	39,011
Printing Fees	4,357	10,461	6,931	11,971
Registration Fees	31,349	33,735	42,118	40,461
Trustee Fees	1,401	3,500	5,551	1,115
Professional Fees	1,389	28,428	39,421	17,941
Other Fees	12,894	50,480	3,675	31,555

Total Expenses	472,105	174,417	419,763	436,696
Less: Investment Advisory Fees Waived/Expenses Reimbursed	(17,391)	(157,164)	(246,563)	(94,494)

Net Expenses	454,714	17,253	173,200	342,202

Net Investment Income (Loss)	(418,433)	28,941	135,116	268,555

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) from:
Investment Transactions and Foreign Currency Transactions	2,936,733	(405,694)	(197,517)	2,971,796
Net Change in Unrealized Depreciation on:
Investments	(4,840,884)	(22,799)	(1,484,391)	(3,563,428)

Net Realized and Unrealized Loss on Investments	(1,904,151)	(428,493)	(1,681,908)	(591,632)

Change in Net Assets from Operations	$(2,322,584)	$(399,552)	$(1,546,792)	$(323,077)

*	Period from December 1, 2015 to March 31, 2016. The Fund had a fiscal year end change from November 30 to March 31.

**	Year ended November 30, 2015.

See Notes to Financial Statements.

46

STATEMENTS OF OPERATIONS

RIDGEWORTH FUNDS    For the Fiscal Year or Period Ended March 31, 2016

	Large Cap Growth Stock Fund	Large Cap Value Equity Fund	Mid-Cap Value Equity Fund	Small Cap Growth Stock Fund
Investment Income:
Dividend Income	$2,220,888	$52,337,290	$88,768,255	$398,571
Net Income from Securities Lending	7,022	—	100,574	134,072

Total Investment Income	2,227,910	52,337,290	88,868,829	532,643

Expenses:
Investment Advisory Fees	1,911,815	14,465,035	26,903,880	796,245
Administration Fees	27,498	222,768	393,073	9,462
Fund Accounting Fees	29,259	237,380	419,981	9,631
Transfer Agency Fees	284,640	202,131	1,485,155	27,936
Compliance & Fund Services Fees	21,666	176,948	309,220	7,290
Distribution and Service Fees — A Shares	192,678	1,210,266	1,450,719	24,387
Distribution and Service Fees — C Shares	440,942	199,395	772,054	55,337
Shareholder Servicing Fees — I Shares	419,331	6,408,922	10,805,249	290,138
Shareholder Servicing Fees — A Shares	14,979	1,429,282	1,790,853	4,414
Custodian Fees	10,106	38,613	62,765	10,336
Printing Fees	19,965	68,742	268,809	4,982
Registration Fees	57,168	66,434	105,417	53,478
Trustee Fees	11,522	94,648	167,079	4,123
Professional Fees	24,974	97,106	164,358	3,270
Other Fees	23,779	133,218	227,505	14,547

Total Expenses	3,490,322	25,050,888	45,326,117	1,315,576
Less: Investment Advisory Fees Waived/Expenses Reimbursed	(331,753)	(2,457,755)	(239,140)	(63,957)

Net Expenses	3,158,569	22,593,133	45,086,977	1,251,619

Net Investment Income (Loss)	(930,659)	29,744,157	43,781,852	(718,976)

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain from:
Investment Transactions	12,550,924	61,008,493	58,903,761	23,215,285
Net Change in Unrealized Depreciation on:
Investments	(16,825,838)	(146,176,551)	(309,127,228)	(34,291,359)

Net Realized and Unrealized Loss on Investments	(4,274,914)	(85,168,058)	(250,223,467)	(11,076,074)

Change in Net Assets from Operations	$(5,205,573)	$(55,423,901)	$(206,441,615)	$(11,795,050)

See Notes to Financial Statements.

47

STATEMENTS OF OPERATIONS

RIDGEWORTH FUNDS    For the Fiscal Year or Period Ended March 31, 2016

	Small Cap Value Equity Fund	Aggressive Growth Allocation Strategy	Conservative Allocation Strategy	Growth Allocation Strategy
Investment Income:
Dividend Income	$23,226,805	$42,133	$338,366	$289,414
Dividend Income from Affiliated Investment Companies	—	66,996	947,491	526,906
Less: Foreign Taxes Withheld	(115,340)	—	—	—

Total Investment Income	23,111,465	109,129	1,285,857	816,320

Expenses:
Investment Advisory Fees	8,848,043	8,749	65,950	58,074
Administration Fees	108,274	881	6,636	5,849
Fund Accounting Fees	108,691	20,041	20,041	20,041
Transfer Agency Fees	161,285	9,794	32,333	16,185
Compliance & Fund Services Fees	85,690	673	5,275	4,571
Distribution and Service Fees — A Shares	415,433	12,223	44,927	23,641
Distribution and Service Fees — C Shares	302,685	6,799	188,510	28,988
Shareholder Servicing Fees — I Shares	2,806,727	14,412	37,228	182,902
Shareholder Servicing Fees — A Shares	479,239	1,921	7,060	4,280
Custodian Fees	29,279	14,830	16,886	15,440
Printing Fees	139,507	1,125	6,369	2,402
Registration Fees	50,104	41,198	42,626	43,534
Trustee Fees	46,846	370	2,820	2,511
Professional Fees	47,007	361	2,975	2,364
Other Fees	81,121	7,529	9,966	9,713

Total Expenses	13,709,931	140,906	489,602	420,495
Less: Investment Advisory Fees Waived/Expenses Reimbursed	—	(83,420)	(57,158)	(92,983)

Net Expenses	13,709,931	57,486	432,444	327,512

Net Investment Income	9,401,534	51,643	853,413	488,808

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) from:
Investment Transactions	160,397,157	246,155	(1,841,808)	(808,051)
Capital Gain Received from Investments in Affiliated Investment Companies	—	573,905	1,911,790	3,366,199
Net Change in Unrealized Depreciation on:
Investments	(185,414,369)	(1,306,041)	(2,319,723)	(5,495,254)

Net Realized and Unrealized Loss on Investments	(25,017,212)	(485,981)	(2,249,741)	(2,937,106)

Change in Net Assets from Operations	$(15,615,678)	$(434,338)	$(1,396,328)	$(2,448,298)

See Notes to Financial Statements.

48

STATEMENTS OF OPERATIONS

RIDGEWORTH FUNDS    For the Fiscal Year or Period Ended March 31, 2016

Moderate Allocation Strategy
Investment Income:
Dividend Income	$515,987
Dividend Income from Affiliated Investment Companies	1,035,254

Total Investment Income	1,551,241

Expenses:
Investment Advisory Fees	95,865
Administration Fees	9,666
Fund Accounting Fees	20,041
Transfer Agency Fees	30,476
Compliance & Fund Services Fees	7,570
Distribution and Service Fees — A Shares	39,071
Distribution and Service Fees — C Shares	124,378
Shareholder Servicing Fees — I Shares	221,556
Shareholder Servicing Fees — A Shares	14,803
Custodian Fees	18,533
Printing Fees	4,187
Registration Fees	40,960
Trustee Fees	4,256
Professional Fees	3,684
Other Fees	11,845

Total Expenses	646,891
Less: Investment Advisory Fees Waived/Expenses Reimbursed	(48,623)

Net Expenses	598,268

Net Investment Income	952,973

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain from:
Investment Transactions	3,096,497
Capital Gain Received from Investments in Affiliated Investment Companies	3,284,842
Net Change in Unrealized Depreciation on:
Investments	(10,430,565)

Net Realized and Unrealized Loss on Investments	(4,049,226)

Change in Net Assets from Operations	$(3,096,253)

See Notes to Financial Statements.

49

STATEMENTS OF CHANGES IN NET ASSETS

RIDGEWORTH FUNDS    For the Fiscal Years or Period Indicated

	Aggressive Growth Stock Fund		Capital Innovations Global Resources and Infrastructure Fund
	04/01/15- 03/31/16	04/01/14- 03/31/15	12/01/15- 03/31/16*	12/01/14- 11/30/15	12/01/13- 11/30/14
Operations:
Net Investment Income (Loss)	$(418,433)	$(589,682)	$28,941	$135,116	$146,968
Net Realized Gain (Loss)	2,936,733	3,104,323	(405,694)	(197,517)	(496,628)
Net Change in Unrealized Appreciation (Depreciation)	(4,840,884)	(1,753,720)	(22,799)	(1,484,391)	844,308

Change in Net Assets from Operations	(2,322,584)	760,921	(399,552)	(1,546,792)	494,648

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	—	—	(47,940)	(100,601)	(27,499)
A Shares	—	—	(29,983)	(32,013)	(12,244)
C Shares	—	—	(4,305)	(3,437)	(506)
Tax Return of Capital:
I Shares	—	—	—	—	(32,182)
A Shares	—	—	—	—	(15,062)
C Shares	—	—	—	—	(733)
Net Realized Gains:
I Shares	(1,394,244)	(848,209)	—	—	(24,267)
A Shares	(701,510)	(446,147)	—	—	(25,198)
C Shares	—	—	—	—	(3,529)

Total Dividends and Distributions	(2,095,754)	(1,294,356)	(82,228)	(136,051)	(141,220)

Change in Net Assets from Capital Transactions	(4,108,103)	(24,055,093)	(1,509,530)	(9,219,400)	4,124,853

Change in Net Assets	(8,526,441)	(24,588,528)	(1,991,310)	(10,902,243)	4,478,281

Net Assets:
Beginning of Period	34,856,631	59,445,159	5,399,938	16,302,181	11,823,900

End of Period	$26,330,190	$34,856,631	$3,408,628	$5,399,938	$16,302,181

Accumulated Net Investment Income (Loss), End of Period	$(79,099)	$(129,949)	$18,707	$(111,545)	$(72,441)

*	The Fund had a fiscal year end change from November 30 to March 31.

See Notes to Financial Statements.

50

STATEMENTS OF CHANGES IN NET ASSETS  (continued)

RIDGEWORTH FUNDS    For the Fiscal Years or Period Indicated

	International Equity Fund		Large Cap Growth Stock Fund		Large Cap Value Equity Fund
	04/01/15- 03/31/16	04/01/14- 03/31/15	04/01/15- 03/31/16	04/01/14- 03/31/15	04/01/15- 03/31/16	04/01/14- 03/31/15
Operations:
Net Investment Income (Loss)	$268,555	$544,062	$(930,659)	$(486,719)	$29,744,157	$29,935,953
Net Realized Gain	2,971,796	2,381,923	12,550,924	29,833,223	61,008,493	160,664,758
Net Change in Unrealized Appreciation (Depreciation)	(3,563,428)	(4,309,109)	(16,825,838)	9,728,182	(146,176,551)	(30,015,618)

Change in Net Assets from Operations	(323,077)	(1,383,124)	(5,205,573)	39,074,686	(55,423,901)	160,585,093

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(121,394)	(384,870)	—	—	(24,293,067)	(24,539,040)
A Shares	(23,586)	(82,910)	—	—	(4,596,165)	(4,101,116)
C Shares	—	—	—	—	(151,415)	(119,169)
IS Shares	—	—	—	—	(1,930,728)	(449,243)
Net Realized Gains:
I Shares	(879,695)	(1,839,409)	(9,096,956)	(9,151,015)	(130,478,463)	(149,057,379)
A Shares	(354,394)	(429,694)	(5,723,860)	(5,499,119)	(31,413,333)	(32,303,093)
C Shares	—	—	(5,426,509)	(3,786,190)	(1,618,805)	(1,679,941)
IS Shares*	(765,921)	—	(3,074,932)	(3,925,659)	(8,723,251)	(3,099,374)

Total Dividends and Distributions	(2,144,990)	(2,736,883)	(23,322,257)	(22,361,983)	(203,205,227)	(215,348,355)

Change in Net Assets from Capital Transactions	17,666,205	(4,468,167)	(14,457,456)	(10,709,008)	(93,522,505)	303,056,171

Change in Net Assets	15,198,138	(8,588,174)	(42,985,286)	6,003,695	(352,151,633)	248,292,909

Net Assets:
Beginning of Year	23,145,457	31,733,631	292,834,791	286,831,096	2,447,457,611	2,199,164,702

End of Year	$38,343,595	$23,145,457	$249,849,505	$292,834,791	$2,095,305,978	$2,447,457,611

Accumulated Net Investment Income (Loss), End of Year	$225,036	$226,301	$(192,950)	$(5,858)	$5,948,067	$7,175,285

*	IS Shares commenced operations on August 1, 2014 (September 1, 2015 for International Equity Fund).

See Notes to Financial Statements.

51

STATEMENTS OF CHANGES IN NET ASSETS  (continued)

RIDGEWORTH FUNDS    For the Fiscal Years or Period Indicated

	Mid-Cap Value Equity Fund		Small Cap Growth Stock Fund		Small Cap Value Equity Fund
	04/01/15- 03/31/16	04/01/14- 03/31/15	04/01/15- 03/31/16	04/01/14- 03/31/15	04/01/15- 03/31/16	04/01/14- 03/31/15
Operations:
Net Investment Income (Loss)	$43,781,852	$35,676,749	$(718,976)	$(1,490,321)	$9,401,534	$17,100,890
Net Realized Gain	58,903,761	271,198,162	23,215,285	12,370,880	160,397,157	90,229,132
Net Change in Unrealized Depreciation	(309,127,228)	(8,092,608)	(34,291,359)	(6,929,715)	(185,414,369)	(61,974,776)

Change in Net Assets from Operations	(206,441,615)	298,782,303	(11,795,050)	3,950,844	(15,615,678)	45,355,246

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(35,723,021)	(28,937,883)	—	—	(11,307,431)	(11,480,111)
A Shares	(3,557,031)	(3,327,424)	—	—	(1,360,683)	(916,870)
C Shares	(401,359)	(182,658)	—	—	(231,971)	(96,253)
IS Shares	(2,319,371)	(145,326)	—	—	—	—
Net Realized Gains:
I Shares	(161,562,467)	(302,444,965)	(14,333,125)	(19,925,036)	(207,814,500)	(208,085,068)
A Shares	(23,673,405)	(53,249,128)	(2,962,694)	(1,656,015)	(33,547,089)	(26,472,803)
C Shares	(4,181,619)	(7,435,108)	(2,793,870)	(1,401,026)	(8,088,193)	(5,818,147)
IS Shares*	(7,897,241)	(1,428,255)	(1,477,592)	(945,692)	—	—

Total Dividends and Distributions	(239,315,514)	(397,150,747)	(21,567,281)	(23,927,769)	(262,349,867)	(252,869,252)

Change in Net Assets from Capital Transactions	(435,212,555)	498,071,026	(64,115,362)	(19,823,631)	(67,849,231)	(239,450,919)

Change in Net Assets	(880,969,684)	399,702,582	(97,477,693)	(39,800,556)	(345,814,776)	(446,964,925)

Net Assets:
Beginning of Year	4,253,129,233	3,853,426,651	148,743,781	188,544,337	1,314,714,928	1,761,679,853

End of Year	$3,372,159,549	$4,253,129,233	$51,266,088	$148,743,781	$968,900,152	$1,314,714,928

Accumulated Net Investment Income (Loss), End of Year	$10,555,383	$9,380,404	$(82,836)	$(349,877)	$1,382,858	$6,099,362

*	IS Shares commenced operations on August 1, 2014.

See Notes to Financial Statements.

52

STATEMENTS OF CHANGES IN NET ASSETS  (continued)

RIDGEWORTH FUNDS    For the Fiscal Years or Period Indicated

	Aggressive Growth Allocation Strategy		Conservative Allocation Strategy		Growth Allocation Strategy
	04/01/15- 03/31/16	04/01/14- 03/31/15	04/01/15- 03/31/16	04/01/14- 03/31/15	04/01/15- 03/31/16	04/01/14- 03/31/15
Operations:
Net Investment Income	$51,643	$68,764	$853,413	$903,432	$488,808	$471,673
Net Realized Gain	820,060	2,781,951	69,982	2,181,193	2,558,148	5,182,845
Net Change in Unrealized Appreciation (Depreciation)	(1,306,041)	(1,638,362)	(2,319,723)	508,047	(5,495,254)	(920,555)

Change in Net Assets from Operations	(434,338)	1,212,353	(1,396,328)	3,592,672	(2,448,298)	4,733,963

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(34,085)	(161,145)	(572,569)	(762,134)	(479,108)	(1,049,547)
A Shares	(24,643)	(86,990)	(204,021)	(339,565)	(67,349)	(165,023)
C Shares	(966)	(10,001)	(157,737)	(266,817)	(11,099)	(42,123)
Net Realized Gains:
I Shares	(771,787)	(1,301,686)	(799,647)	(674,179)	(3,232,886)	(2,308,978)
A Shares	(772,140)	(763,286)	(349,352)	(341,200)	(545,095)	(399,136)
C Shares	(149,331)	(116,340)	(480,071)	(388,227)	(202,838)	(138,486)

Total Dividends and Distributions	(1,752,952)	(2,439,448)	(2,563,397)	(2,772,122)	(4,538,375)	(4,103,293)

Change in Net Assets from Capital Transactions	(1,157,894)	(7,913,651)	1,826,875	4,702,957	(10,236,774)	(986,685)

Change in Net Assets	(3,345,184)	(9,140,746)	(2,132,850)	5,523,507	(17,223,447)	(356,015)

Net Assets:
Beginning of Year	10,428,837	19,569,583	66,798,504	61,274,997	65,285,266	65,641,281

End of Year	$7,083,653	$10,428,837	$64,665,654	$66,798,504	$48,061,819	$65,285,266

Accumulated Net Investment Income (Loss), End of Year	$—	$(4,198)	$125,029	$167,083	$14,594	$25,955

See Notes to Financial Statements.

53

STATEMENTS OF CHANGES IN NET ASSETS  (concluded)

RIDGEWORTH FUNDS    For the Fiscal Years or Period Indicated

	Moderate Allocation Strategy
	04/01/15- 03/31/16	04/01/14- 03/31/15
Operations:
Net Investment Income	$952,973	$1,428,147
Net Realized Gain	6,381,339	9,725,324
Net Change in Unrealized Depreciation	(10,430,565)	(2,565,429)

Change in Net Assets from Operations	(3,096,253)	8,588,042

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(805,343)	(2,171,028)
A Shares	(206,746)	(373,163)
C Shares	(124,573)	(212,350)
Net Realized Gains:
I Shares	(6,865,380)	(4,896,911)
A Shares	(1,841,985)	(894,369)
C Shares	(1,721,546)	(701,661)

Total Dividends and Distributions	(11,565,573)	(9,249,482)

Change in Net Assets from Capital Transactions	(41,933,238)	(17,731,499)

Change in Net Assets	(56,595,064)	(18,392,939)

Net Assets:
Beginning of Year	125,826,018	144,218,957

End of Year	$69,230,954	$125,826,018

Accumulated Net Investment Income, End of Year	$62,876	$186,987

See Notes to Financial Statements.

54

FINANCIAL HIGHLIGHTS

RIDGEWORTH FUNDS    Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Tax Return of Capital	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Net Assets End of Period (000)	Total Return(b)	Ratio of Net Expenses to Average Net Assets(c)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)(c)	Ratio of Net Investment Income to Average Net Assets(c)	Portfolio Turnover Rate(d)
Aggressive Growth Stock Fund
I Shares
Year Ended March 31, 2016	$21.49	$(0.26)	$(0.59)	$(0.85)	$—	$—	$(1.53)	$(1.53)	$19.11	$18,203	(4.74)%	1.31%	1.39%	(1.20)%	59%
Year Ended March 31, 2015	21.20	(0.26)	1.21	0.95	—	—	(0.66)	(0.66)	21.49	24,321	4.61	1.31	1.34	(1.20)	42
Year Ended March 31, 2014	15.60	(0.22)	7.01	6.79	—	—	(1.19)	(1.19)	21.20	39,495	43.70	1.29	1.37	(1.08)	49
Year Ended March 31, 2013	15.94	(0.14)	0.42	0.28	—	—	(0.62)	(0.62)	15.60	15,840	1.84	1.20	1.21	(0.98)	24
Year Ended March 31, 2012	16.45	(0.15)	(0.36)	(0.51)	—	—	—	—	15.94	88,132	(3.16)	1.22	1.22	(0.98)	30
A Shares
Year Ended March 31, 2016	20.76	(0.29)	(0.57)	(0.86)	—	—	(1.53)	(1.53)	18.37	8,127	(4.96)	1.49	1.49	(1.38)	59
Year Ended March 31, 2015	20.53	(0.28)	1.17	0.89	—	—	(0.66)	(0.66)	20.76	10,535	4.47	1.45	1.45	(1.34)	42
Year Ended March 31, 2014	15.16	(0.24)	6.80	6.56	—	—	(1.19)	(1.19)	20.53	19,950	43.45	1.40	1.40	(1.18)	49
Year Ended March 31, 2013	15.54	(0.18)	0.42	0.24	—	—	(0.62)	(0.62)	15.16	3,580	1.63	1.49	1.53	(1.24)	24
Year Ended March 31, 2012	16.10	(0.18)	(0.38)	(0.56)	—	—	—	—	15.54	3,803	(3.48)	1.53	1.53	(1.28)	30

Capital Innovations Global Resources and Infrastructure Fund
I Shares
Period Ended March 31, 2016(e)	9.91	0.07	(0.76)	(0.69)	(0.18)	—	—	(0.18)	9.04	1,955	(6.93)	1.28	14.19	2.52	23
Year Ended November 30, 2015	11.84	0.14	(1.90)	(1.76)	(0.17)	—	—	(0.17)	9.91	3,336	(14.92)	1.35	3.42	1.23	19
Year Ended November 30, 2014	11.50	0.13	0.34	0.47	(0.04)	(0.04)	(0.05)	(0.13)	11.84	12,532	4.12	1.35	3.29	1.13	24
Year Ended November 30, 2013	10.03	0.09	1.43	1.52	(0.05)	—	—	(0.05)	11.50	5,436	15.15	1.35	6.57	0.85	7
Period Ended November 30, 2012(f)	10.00	0.01	0.02	0.03	—	—	—	—	10.03	256	0.30	1.35	122.10	0.55	3
A Shares
Period Ended March 31, 2016(e)	9.90	0.07	(0.76)	(0.69)	(0.18)	—	—	(0.18)	9.03	1,250	(7.01)	1.53	14.70	2.34	23
Year Ended November 30, 2015	11.83	0.11	(1.90)	(1.79)	(0.14)	—	—	(0.14)	9.90	1,756	(15.14)	1.60	3.67	0.98	19
Year Ended November 30, 2014	11.49	0.10	0.34	0.44	(0.02)	(0.03)	(0.05)	(0.10)	11.83	3,033	3.84	1.60	3.54	0.88	24
Year Ended November 30, 2013	10.02	0.07	1.43	1.50	(0.03)	—	—	(0.03)	11.49	5,569	14.98	1.60	6.82	0.60	7
Period Ended November 30, 2012(f)	10.00	0.01	0.01	0.02	—	—	—	—	10.02	14	0.20	1.60	122.35	0.30	3
C Shares
Period Ended March 31, 2016(e)	9.76	0.04	(0.75)	(0.71)	(0.15)	—	—	(0.15)	8.90	204	(7.24)	2.28	15.42	1.50	23
Year Ended November 30, 2015	11.69	0.03	(1.87)	(1.84)	(0.09)	—	—	(0.09)	9.76	308	(15.76)	2.35	4.42	0.23	19
Year Ended November 30, 2014	11.41	0.02	0.33	0.35	(0.01)	(0.01)	(0.05)	(0.07)	11.69	737	3.04	2.35	4.29	0.13	24
Year Ended November 30, 2013	10.01	(0.02)	1.42	1.40	— (g)	—	—	—	11.41	819	14.03	2.35	7.57	(0.15)	7
Period Ended November 30, 2012(f)	10.00	(0.01)	0.02	0.01	—	—	—	—	10.01	7	0.10	2.35	123.10	(0.45)	3

International Equity Fund
I Shares
Year Ended March 31, 2016	10.45	0.13	(0.29)	(0.16)	(0.07)	—	(0.92)	(0.99)	9.30	28,756	(1.59)	1.30	1.67	1.28	114
Year Ended March 31, 2015	12.45	0.25	(0.90)	(0.65)	(0.23)	—	(1.12)	(1.35)	10.45	19,023	(4.59)	1.37	1.48	2.15	41
Year Ended March 31, 2014	11.64	0.55	1.65	2.20	(1.17)	—	(0.22)	(1.39)	12.45	26,932	19.52	1.20	1.20	4.55 (h)	43
Year Ended March 31, 2013	10.74	0.22	0.89	1.11	(0.21)	—	—	(0.21)	11.64	272,552	10.38	1.12	1.12	2.02	52
Year Ended March 31, 2012	11.62	0.25	(0.90)	(0.65)	(0.23)	—	—	(0.23)	10.74	261,561	(5.24)	1.29	1.29	2.33	78

See Notes to Financial Highlights and Notes to Financial Statements.

55

FINANCIAL HIGHLIGHTS

RIDGEWORTH FUNDS    Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Tax Return of Capital	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Net Assets End of Period (000)	Total Return(b)	Ratio of Net Expenses to Average Net Assets(c)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)(c)	Ratio of Net Investment Income to Average Net Assets(c)	Portfolio Turnover Rate(d)
A Shares
Year Ended March 31, 2016	$10.34	$0.09	$(0.27)	$(0.18)	$(0.06)	$—	$(0.92)	$(0.98)	$9.18	$3,756	(1.77)%	1.51%	1.77%	0.89%	114%
Year Ended March 31, 2015	12.35	0.20	(0.87)	(0.67)	(0.22)	—	(1.12)	(1.34)	10.34	4,123	(4.87)	1.57	1.66	1.79	41
Year Ended March 31, 2014	11.51	0.20	2.00	2.20	(1.14)	—	(0.22)	(1.36)	12.35	4,802	19.72	1.47	1.47	1.66	43
Year Ended March 31, 2013	10.63	0.18	0.87	1.05	(0.17)	—	—	(0.17)	11.51	4,565	9.95	1.45	1.45	1.73	52
Year Ended March 31, 2012	11.49	0.21	(0.87)	(0.66)	(0.20)	—	—	(0.20)	10.63	5,500	(5.48)	1.59	1.59	2.02	78
IS Shares(i)
Period Ended March 31, 2016	9.85	— (g)	0.38	0.38	—	—	(0.92)	(0.92)	9.31	5,832	3.81	1.14	1.54	0.09	114

Large Cap Growth Stock Fund
I Shares
Year Ended March 31, 2016	10.32	(0.02)	(0.12)	(0.14)	—	—	(0.80)	(0.80)	9.38	110,562	(1.79)	0.97	1.24	(0.15)	10
Year Ended March 31, 2015	9.70	—	1.40	1.40	—	—	(0.78)	(0.78)	10.32	127,236	15.03	0.94	1.17	(0.04)	13
Year Ended March 31, 2014	8.31	0.01	2.24	2.25	—	—	(0.86)	(0.86)	9.70	188,294	27.35	0.92	1.09	0.07	21
Year Ended March 31, 2013	12.95	0.03	0.24	0.27	(0.01)	—	(4.90)	(4.91)	8.31	167,887	3.64	0.94	0.94	0.23	40
Year Ended March 31, 2012	11.55	(0.02)	1.42	1.40	—	—	—	—	12.95	261,090	12.12	1.07	1.07	(0.17)	19
A Shares
Year Ended March 31, 2016	8.75	(0.03)	(0.11)	(0.14)	—	—	(0.80)	(0.80)	7.81	62,115	(2.13)	1.20	1.21	(0.39)	10
Year Ended March 31, 2015	8.35	(0.02)	1.20	1.18	—	—	(0.78)	(0.78)	8.75	65,953	14.83	1.18	1.19	(0.26)	13
Year Ended March 31, 2014	7.27	(0.02)	1.96	1.94	—	—	(0.86)	(0.86)	8.35	64,288	26.99	1.19	1.20	(0.20)	21
Year Ended March 31, 2013	11.96	— (g)	0.21	0.21	—	—	(4.90)	(4.90)	7.27	56,511	3.43	1.20	1.20	(0.01)	40
Year Ended March 31, 2012	10.70	(0.05)	1.31	1.26	—	—	—	—	11.96	45,854	11.78	1.37	1.37	(0.45)	19
C Shares
Year Ended March 31, 2016	6.38	(0.06)	(0.07)	(0.13)	—	—	(0.80)	(0.80)	5.45	40,086	(2.77)	1.88	1.89	(1.06)	10
Year Ended March 31, 2015	6.32	(0.06)	0.90	0.84	—	—	(0.78)	(0.78)	6.38	46,678	14.20	1.86	1.87	(0.90)	13
Year Ended March 31, 2014	5.71	(0.06)	1.53	1.47	—	—	(0.86)	(0.86)	6.32	34,249	26.09	1.88	1.88	(0.90)	21
Year Ended March 31, 2013	10.52	(0.06)	0.15	0.09	—	—	(4.90)	(4.90)	5.71	31,625	2.69	1.89	1.89	(0.70)	40
Year Ended March 31, 2012	9.48	(0.11)	1.15	1.04	—	—	—	—	10.52	17,363	10.97	2.07	2.07	(1.15)	19
IS Shares
Year Ended March 31, 2016	10.33	(0.01)	(0.13)	(0.14)	—	—	(0.80)	(0.80)	9.39	37,087	(1.80)	0.88	0.89	(0.06)	10
Period Ended March 31, 2015(j)	9.97	0.01	1.13	1.14	—	—	(0.78)	(0.78)	10.33	52,967	12.02	0.85	0.87	0.16	13

Large Cap Value Equity Fund
I Shares
Year Ended March 31, 2016	16.60	0.22	(0.57)	(0.35)	(0.24)	—	(1.30)	(1.54)	14.71	1,440,587	(2.19)	0.97	1.09	1.40	66
Year Ended March 31, 2015	17.02	0.23	0.99	1.22	(0.23)	—	(1.41)	(1.64)	16.60	1,927,039	7.25	0.95	1.07	1.33	73
Year Ended March 31, 2014	15.76	0.24	3.29	3.53	(0.23)	—	(2.04)	(2.27)	17.02	1,799,158	22.94	0.91	1.06	1.42	81
Year Ended March 31, 2013	13.77	0.24	1.97	2.21	(0.22)	—	—	(0.22)	15.76	1,442,154	16.24	0.89	0.89	1.74	78
Year Ended March 31, 2012	13.47	0.22	0.28	0.50	(0.20)	—	—	(0.20)	13.77	1,985,434	3.92	0.82	0.82	1.74	110
A Shares
Year Ended March 31, 2016	16.48	0.17	(0.56)	(0.39)	(0.19)	—	(1.30)	(1.49)	14.60	362,805	(2.46)	1.27	1.37	1.09	66
Year Ended March 31, 2015	16.90	0.18	0.99	1.17	(0.18)	—	(1.41)	(1.59)	16.48	461,642	6.98	1.25	1.36	1.03	73
Year Ended March 31, 2014	15.67	0.19	3.27	3.46	(0.19)	—	(2.04)	(2.23)	16.90	379,768	22.60	1.19	1.37	1.13	81
Year Ended March 31, 2013	13.70	0.21	1.95	2.16	(0.19)	—	—	(0.19)	15.67	287,957	15.93	1.16	1.26	1.48	78
Year Ended March 31, 2012	13.41	0.19	0.27	0.46	(0.17)	—	—	(0.17)	13.70	233,782	3.58	1.12	1.12	1.50	110

See Notes to Financial Highlights and Notes to Financial Statements.

56

FINANCIAL HIGHLIGHTS

RIDGEWORTH FUNDS    Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Tax Return of Capital	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Net Assets End of Period (000)	Total Return(b)		Ratio of Net Expenses to Average Net Assets(c)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)(c)	Ratio of Net Investment Income to Average Net Assets(c)	Portfolio Turnover Rate(d)
C Shares
Year Ended March 31, 2016	$16.15	$0.10	$(0.55)	$(0.45)	$(0.12)	$—	$(1.30)	$(1.42)	$14.28	$19,053	(2.88)%		1.71%	1.71%	0.65%	66%
Year Ended March 31, 2015	16.59	0.10	0.97	1.07	(0.10)	—	(1.41)	(1.51)	16.15	21,207	6.50		1.71	1.71	0.57	73
Year Ended March 31, 2014	15.42	0.10	3.22	3.32	(0.11)	—	(2.04)	(2.15)	16.59	20,239	21.98		1.71	1.71	0.62	81
Year Ended March 31, 2013	13.50	0.12	1.92	2.04	(0.12)	—	—	(0.12)	15.42	16,394	15.25		1.75	1.75	0.89	78
Year Ended March 31, 2012	13.21	0.08	0.29	0.37	(0.08)	—	—	(0.08)	13.50	17,027	2.86		1.82	1.82	0.68	110
IS Shares
Year Ended March 31, 2016	16.66	0.23	(0.53)	(0.30)	(0.29)	—	(1.30)	(1.59)	14.77	272,861	(1.90)		0.72	0.72	1.48	66
Period Ended March 31, 2015(j)	17.54	0.19	0.54	0.73	(0.20)	—	(1.41)	(1.61)	16.66	37,570	4.26		0.71	0.71	1.65	73

Mid-Cap Value Equity Fund
I Shares
Year Ended March 31, 2016	13.74	0.15	(0.71)	(0.56)	(0.15)	—	(0.69)	(0.84)	12.34	2,717,761	(3.85)		1.12	1.12	1.16	98
Year Ended March 31, 2015	14.09	0.13	0.93	1.06	(0.12)	—	(1.29)	(1.41)	13.74	3,552,288	7.76		1.10	1.10	0.92	94
Year Ended March 31, 2014	13.06	0.14	2.64	2.78	(0.12)	—	(1.63)	(1.75)	14.09	3,159,585	22.03		1.09	1.10	1.02	108
Year Ended March 31, 2013	11.07	0.16	2.00	2.16	(0.14)	—	(0.03)	(0.17)	13.06	2,168,210	19.73		1.08	1.08	1.44	123
Year Ended March 31, 2012	12.70	0.17	(0.66)	(0.49)	(0.17)	—	(0.97)	(1.14)	11.07	1,679,244	(2.33)		1.04	1.04	1.56	182
A Shares
Year Ended March 31, 2016	13.60	0.11	(0.70)	(0.59)	(0.10)	—	(0.69)	(0.79)	12.22	397,599	(4.11)		1.40	1.45	0.86	98
Year Ended March 31, 2015	13.96	0.09	0.92	1.01	(0.08)	—	(1.29)	(1.37)	13.60	590,327	7.45		1.38	1.41	0.64	94
Year Ended March 31, 2014	12.96	0.10	2.62	2.72	(0.09)	—	(1.63)	(1.72)	13.96	611,880	21.68		1.35	1.40	0.76	108
Year Ended March 31, 2013	10.99	0.13	1.98	2.11	(0.11)	—	(0.03)	(0.14)	12.96	490,381	19.43		1.34	1.38	1.17	123
Year Ended March 31, 2012	12.62	0.15	(0.67)	(0.52)	(0.14)	—	(0.97)	(1.11)	10.99	433,674	(2.63)		1.34	1.34	1.40	182
C Shares
Year Ended March 31, 2016	13.34	0.06	(0.68)	(0.62)	(0.07)	—	(0.69)	(0.76)	11.96	64,160	(4.49)		1.78	1.78	0.50	98
Year Ended March 31, 2015	13.72	0.04	0.90	0.94	(0.03)	—	(1.29)	(1.32)	13.34	87,115	7.06		1.75	1.75	0.28	94
Year Ended March 31, 2014	12.77	0.05	2.58	2.63	(0.05)	—	(1.63)	(1.68)	13.72	81,961	21.26		1.76	1.76	0.36	108
Year Ended March 31, 2013	10.85	0.07	1.95	2.02	(0.07)	—	(0.03)	(0.10)	12.77	53,893	18.75		1.86	1.86	0.65	123
Year Ended March 31, 2012	12.48	0.07	(0.66)	(0.59)	(0.07)	—	(0.97)	(1.04)	10.85	42,272	(3.32)		2.04	2.04	0.65	182
IS Shares
Year Ended March 31, 2016	13.76	0.21	(0.72)	(0.51)	(0.20)	—	(0.69)	(0.89)	12.36	192,640	(3.45)		0.80	0.80	1.68	98
Period Ended March 31, 2015(j)	14.28	0.13	0.77	0.90	(0.13)	—	(1.29)	(1.42)	13.76	23,398	6.54		0.75	0.75	1.39	94

Small Cap Growth Stock Fund
I Shares
Year Ended March 31, 2016	14.83	(0.10)	(1.54)	(1.64)	—	—	(4.67)	(4.67)	8.52	36,436	(13.36	)(k)	1.30	1.39	(0.74)	73
Year Ended March 31, 2015	16.82	(0.14)	0.65	0.51	—	—	(2.50)	(2.50)	14.83	126,223	4.31	(k)	1.28	1.34	(0.92)	31
Year Ended March 31, 2014	15.66	(0.16)	4.23	4.07	—	—	(2.91)	(2.91)	16.82	170,409	25.98		1.26	1.31	(0.91)	90
Year Ended March 31, 2013	17.21	(0.08)	2.19	2.11	—	—	(3.66)	(3.66)	15.66	152,674	14.20		1.21	1.21	(0.50)	50
Year Ended March 31, 2012	17.17	(0.10)	0.14 (l)	0.04	—	—	—	—	17.21	267,694	0.23		1.23	1.23	(0.62)	71
A Shares
Year Ended March 31, 2016	13.23	(0.08)	(1.35)	(1.43)	—	—	(4.67)	(4.67)	7.13	6,856	(13.38)		1.37	1.37	(0.76)	73
Year Ended March 31, 2015	15.30	(0.13)	0.56	0.43	—	—	(2.50)	(2.50)	13.23	9,889	4.21		1.32	1.32	(0.96)	31
Year Ended March 31, 2014	14.46	(0.15)	3.90	3.75	—	—	(2.91)	(2.91)	15.30	10,880	25.92		1.29	1.29	(0.94)	90
Year Ended March 31, 2013	16.18	(0.11)	2.05	1.94	—	—	(3.66)	(3.66)	14.46	10,226	14.07		1.37	1.37	(0.69)	50
Year Ended March 31, 2012	16.19	(0.14)	0.13 (l)	(0.01)	—	—	—	—	16.18	10,032	(0.06)		1.54	1.54	(0.91)	71

See Notes to Financial Highlights and Notes to Financial Statements.

57

FINANCIAL HIGHLIGHTS

RIDGEWORTH FUNDS    Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments		Total from Operations	Dividends from Net Investment Income	Distributions from Tax Return of Capital	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Net Assets End of Period (000)	Total Return(b)		Ratio of Net Expenses to Average Net Assets(c)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)(c)	Ratio of Net Investment Income to Average Net Assets(c)	Portfolio Turnover Rate(d)
C Shares
Year Ended March 31, 2016	$9.53	$(0.10)	$(0.88)		$(0.98)	$—	$—	$(4.67)	$(4.67)	$3.88	$4,686	(13.91)%		2.02%	2.02%	(1.40)%	73%
Year Ended March 31, 2015	11.82	(0.17)	0.38		0.21	—	—	(2.50)	(2.50)	9.53	6,397	3.55		1.96	1.96	(1.60)	31
Year Ended March 31, 2014	11.77	(0.20)	3.16		2.96	—	—	(2.91)	(2.91)	11.82	7,255	25.10		1.94	1.94	(1.59)	90
Year Ended March 31, 2013	13.91	(0.18)	1.70		1.52	—	—	(3.66)	(3.66)	11.77	6,757	13.30		2.05	2.05	(1.39)	50
Year Ended March 31, 2012	14.01	(0.21)	0.11	(l)	(0.10)	—	—	—	—	13.91	8,129	(0.71)		2.24	2.24	(1.61)	71
IS Shares
Year Ended March 31, 2016	14.85	(0.05)	(1.56)		(1.61)	—	—	(4.67)	(4.67)	8.57	3,289	(13.13)		1.02	1.02	(0.42)	73
Period Ended March 31, 2015(j)	15.61	(0.06)	1.80		1.74	—	—	(2.50)	(2.50)	14.85	6,235	12.53		0.96	0.96	(0.56)	31

Small Cap Value Equity Fund
I Shares
Year Ended March 31, 2016	15.59	0.13	(0.50)		(0.37)	(0.20)	—	(3.72)	(3.92)	11.30	820,124	(0.64)		1.21	1.21	0.93	36
Year Ended March 31, 2015	17.95	0.20	0.38		0.58	(0.15)	—	(2.79)	(2.94)	15.59	1,118,190	4.07		1.21	1.21	1.16	10
Year Ended March 31, 2014	15.45	0.17	3.11		3.28	(0.14)	—	(0.64)	(0.78)	17.95	1,528,174	21.34		1.22	1.22	1.01	37
Year Ended March 31, 2013	13.80	0.20	2.08		2.28	(0.23)	—	(0.40)	(0.63)	15.45	1,408,597	17.07		1.20	1.20	1.44	27
Year Ended March 31, 2012	14.54	0.12	(0.07	)(l)	0.05	(0.12)	—	(0.67)	(0.79)	13.80	1,169,093	1.15		1.20	1.20	0.92	46
A Shares
Year Ended March 31, 2016	15.25	0.08	(0.50)		(0.42)	(0.15)	—	(3.72)	(3.87)	10.96	121,367	(1.07	)(k)	1.55	1.55	0.62	36
Year Ended March 31, 2015	17.61	0.15	0.38		0.53	(0.10)	—	(2.79)	(2.89)	15.25	162,732	3.79		1.52	1.52	0.89	10
Year Ended March 31, 2014	15.19	0.12	3.05		3.17	(0.11)	—	(0.64)	(0.75)	17.61	195,098	20.96		1.50	1.50	0.73	37
Year Ended March 31, 2013	13.58	0.15	2.05		2.20	(0.19)	—	(0.40)	(0.59)	15.19	181,308	16.77		1.50	1.50	1.14	27
Year Ended March 31, 2012	14.33	0.08	(0.08	)(l)	—	(0.08)	—	(0.67)	(0.75)	13.58	169,100	0.81		1.50	1.50	0.63	46
C Shares
Year Ended March 31, 2016	14.31	0.03	(0.47)		(0.44)	(0.11)	—	(3.72)	(3.83)	10.04	27,410	(1.34)		1.90	1.90	0.28	36
Year Ended March 31, 2015	16.71	0.08	0.36		0.44	(0.05)	—	(2.79)	(2.84)	14.31	33,793	3.42		1.88	1.88	0.54	10
Year Ended March 31, 2014	14.47	0.06	2.90		2.96	(0.08)	—	(0.64)	(0.72)	16.71	38,408	20.53		1.87	1.87	0.36	37
Year Ended March 31, 2013	12.98	0.08	1.95		2.03	(0.14)	—	(0.40)	(0.54)	14.47	36,015	16.17		1.99	1.99	0.65	27
Year Ended March 31, 2012	13.76	(0.01)	(0.08	)(l)	(0.09)	(0.02)	—	(0.67)	(0.69)	12.98	38,107	0.12		2.20	2.20	(0.08)	46

Aggressive Growth Allocation Strategy(m)
I Shares
Year Ended March 31, 2016	7.97	0.06	(0.41)		(0.35)	(0.07)	—	(1.55)	(1.62)	6.00	2,582	(4.67)		0.50	1.55	0.77	43
Year Ended March 31, 2015	8.98	0.04	0.62		0.66	(0.18)	—	(1.49)	(1.67)	7.97	4,920	7.79		0.50	1.12	0.46	36
Year Ended March 31, 2014	8.95	0.09	1.50		1.59	(0.29)	—	(1.27)	(1.56)	8.98	14,143	18.41		0.50	0.94	0.99	12
Year Ended March 31, 2013	8.50	0.06	0.48		0.54	(0.09)	—	—	(0.09)	8.95	18,577	6.45		0.40	0.81	0.77	35
Year Ended March 31, 2012	8.57	0.08	(0.02)		0.06	(0.13)	—	—	(0.13)	8.50	18,993	0.89		0.20	0.45	0.98	55
A Shares
Year Ended March 31, 2016	7.87	0.04	(0.40)		(0.36)	(0.05)	—	(1.55)	(1.60)	5.91	3,807	(4.88)		0.70	1.57	0.52	43
Year Ended March 31, 2015	8.89	0.04	0.60		0.64	(0.17)	—	(1.49)	(1.66)	7.87	4,815	7.56		0.70	1.12	0.46	36
Year Ended March 31, 2014	8.88	0.09	1.46		1.55	(0.27)	—	(1.27)	(1.54)	8.89	4,752	18.11		0.70	0.95	0.95	12
Year Ended March 31, 2013	8.43	0.04	0.49		0.53	(0.08)	—	—	(0.08)	8.88	4,110	6.30		0.63	0.90	0.51	35
Year Ended March 31, 2012	8.52	0.05	(0.03)		0.02	(0.11)	—	—	(0.11)	8.43	4,982	0.42		0.50	0.75	0.61	55

See Notes to Financial Highlights and Notes to Financial Statements.

58

FINANCIAL HIGHLIGHTS

RIDGEWORTH FUNDS    Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Tax Return of Capital	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Net Assets End of Period (000)	Total Return(b)	Ratio of Net Expenses to Average Net Assets(c)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)(c)	Ratio of Net Investment Income to Average Net Assets(c)	Portfolio Turnover Rate(d)
C Shares
Year Ended March 31, 2016	$7.61	$— (g)	$(0.38)	$(0.38)	$(0.01)	$—	$(1.55)	$(1.56)	$5.67	$695	(5.31)%	1.30%	2.23%	(0.01)%	43%
Year Ended March 31, 2015	8.66	(0.01)	0.58	0.57	(0.13)	—	(1.49)	(1.62)	7.61	694	6.89	1.30	1.73	(0.16)	36
Year Ended March 31, 2014	8.69	0.03	1.44	1.47	(0.23)	—	(1.27)	(1.50)	8.66	675	17.50	1.30	1.56	0.31	12
Year Ended March 31, 2013	8.28	(0.01)	0.46	0.45	(0.04)	—	—	(0.04)	8.69	704	5.47	1.27	1.56	(0.10)	35
Year Ended March 31, 2012	8.39	(0.01)	(0.02)	(0.03)	(0.08)	—	—	(0.08)	8.28	811	(0.21)	1.20	1.45	(0.12)	55

Conservative Allocation Strategy(m)
I Shares
Year Ended March 31, 2016	12.76	0.20	(0.42)	(0.22)	(0.22)	—	(0.31)	(0.53)	12.01	31,067	(1.73)	0.30	0.44	1.65	40
Year Ended March 31, 2015	12.60	0.23	0.53	0.76	(0.32)	—	(0.28)	(0.60)	12.76	32,606	6.17 (k)	0.30	0.45	1.77	17
Year Ended March 31, 2014	12.54	0.24	0.68	0.92	(0.34)	—	(0.52)	(0.86)	12.60	28,894	7.48 (k)	0.30	0.38	1.88	24
Year Ended March 31, 2013	12.27	0.21	0.46	0.67	(0.27)	—	(0.13)	(0.40)	12.54	27,387	5.55	0.27	0.39	1.72	40
Year Ended March 31, 2012	12.07	0.27	0.38	0.65	(0.34)	—	(0.11)	(0.45)	12.27	21,585	5.61	0.20	0.40	2.24	28
A Shares
Year Ended March 31, 2016	12.75	0.16	(0.41)	(0.25)	(0.18)	—	(0.31)	(0.49)	12.01	14,462	(1.98)	0.60	0.67	1.33	40
Year Ended March 31, 2015	12.59	0.19	0.53	0.72	(0.28)	—	(0.28)	(0.56)	12.75	15,991	5.86	0.60	0.67	1.47	17
Year Ended March 31, 2014	12.53	0.20	0.67	0.87	(0.29)	—	(0.52)	(0.81)	12.59	15,271	7.14	0.60	0.66	1.57	24
Year Ended March 31, 2013	12.26	0.17	0.47	0.64	(0.24)	—	(0.13)	(0.37)	12.53	16,940	5.29	0.56	0.68	1.37	40
Year Ended March 31, 2012	12.06	0.22	0.39	0.61	(0.30)	—	(0.11)	(0.41)	12.26	24,322	5.32	0.50	0.70	1.83	28
C Shares
Year Ended March 31, 2016	12.61	0.08	(0.42)	(0.34)	(0.10)	—	(0.31)	(0.41)	11.86	19,136	(2.71)	1.30	1.32	0.65	40
Year Ended March 31, 2015	12.46	0.10	0.53	0.63	(0.20)	—	(0.28)	(0.48)	12.61	18,201	5.11 (k)	1.30	1.33	0.76	17
Year Ended March 31, 2014	12.42	0.11	0.67	0.78	(0.22)	—	(0.52)	(0.74)	12.46	17,110	6.38 (k)	1.30	1.32	0.89	24
Year Ended March 31, 2013	12.18	0.09	0.47	0.56	(0.19)	—	(0.13)	(0.32)	12.42	15,410	4.58	1.27	1.35	0.73	40
Year Ended March 31, 2012	11.99	0.15	0.38	0.53	(0.23)	—	(0.11)	(0.34)	12.18	12,447	4.56	1.20	1.40	1.27	28

Growth Allocation Strategy(m)
I Shares
Year Ended March 31, 2016	11.46	0.10	(0.52)	(0.42)	(0.12)	—	(0.79)	(0.91)	10.13	38,194	(3.74)	0.50	0.70	0.91	29
Year Ended March 31, 2015	11.38	0.09	0.75	0.84	(0.24)	—	(0.52)	(0.76)	11.46	53,293	7.54	0.50	0.69	0.78	23
Year Ended March 31, 2014	11.28	0.14	1.61	1.75	(0.35)	—	(1.30)	(1.65)	11.38	53,043	15.96	0.50	0.67	1.16	14
Year Ended March 31, 2013	10.64	0.11	0.68	0.79	(0.15)	—	—	(0.15)	11.28	55,222	7.52	0.40	0.55	1.04	20
Year Ended March 31, 2012	10.56	0.15	0.15	0.30	(0.22)	—	—	(0.22)	10.64	57,078	3.06	0.20	0.26	1.53	49
A Shares
Year Ended March 31, 2016	11.41	0.08	(0.53)	(0.45)	(0.10)	—	(0.79)	(0.89)	10.07	7,255	(4.02)	0.67	0.67	0.74	29
Year Ended March 31, 2015	11.33	0.07	0.75	0.82	(0.22)	—	(0.52)	(0.74)	11.41	8,801	7.38	0.68	0.68	0.63	23
Year Ended March 31, 2014	11.23	0.12	1.61	1.73	(0.33)	—	(1.30)	(1.63)	11.33	9,609	15.84	0.67	0.67	1.06	14
Year Ended March 31, 2013	10.61	0.09	0.66	0.75	(0.13)	—	—	(0.13)	11.23	8,975	7.16	0.61	0.64	0.84	20
Year Ended March 31, 2012	10.53	0.12	0.15	0.27	(0.19)	—	—	(0.19)	10.61	11,092	2.76	0.50	0.56	1.22	49
C Shares
Year Ended March 31, 2016	11.18	0.01	(0.52)	(0.51)	(0.04)	—	(0.79)	(0.83)	9.84	2,613	(4.60)	1.30	1.31	0.08	29
Year Ended March 31, 2015	11.13	— (g)	0.73	0.73	(0.16)	—	(0.52)	(0.68)	11.18	3,192	6.70	1.30	1.30	— (g)	23
Year Ended March 31, 2014	11.08	0.06	1.56	1.62	(0.27)	—	(1.30)	(1.57)	11.13	2,989	15.05	1.28	1.28	0.49	14
Year Ended March 31, 2013	10.48	0.02	0.66	0.68	(0.08)	—	—	(0.08)	11.08	2,602	6.55	1.25	1.28	0.22	20
Year Ended March 31, 2012	10.41	0.05	0.15	0.20	(0.13)	—	—	(0.13)	10.48	2,793	2.03	1.20	1.26	0.50	49

See Notes to Financial Highlights and Notes to Financial Statements.

59

FINANCIAL HIGHLIGHTS

RIDGEWORTH FUNDS    Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Tax Return of Capital	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Net Assets End of Period (000)	Total Return(b)	Ratio of Net Expenses to Average Net Assets(c)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)(c)	Ratio of Net Investment Income to Average Net Assets(c)	Portfolio Turnover Rate(d)
Moderate Allocation Strategy(m)
I Shares
Year Ended March 31, 2016	$11.07	$0.11	$(0.43)	$(0.32)	$(0.18)	$—	$(1.52)	$(1.70)	$9.05	$45,980	(2.96)%	0.50%	0.57%	1.08%	26%
Year Ended March 31, 2015	11.18	0.13	0.61	0.74	(0.26)	—	(0.59)	(0.85)	11.07	94,978	6.77	0.50	0.52	1.18	18
Year Ended March 31, 2014	11.11	0.16	1.09	1.25	(0.31)	—	(0.87)	(1.18)	11.18	109,457	11.56	0.50	0.54	1.44	18
Year Ended March 31, 2013	10.77	0.15	0.54	0.69	(0.18)	—	(0.17)	(0.35)	11.11	139,912	6.60	0.40	0.43	1.37	29
Year Ended March 31, 2012	10.60	0.20	0.27	0.47	(0.28)	—	(0.02)	(0.30)	10.77	133,382	4.63	0.20	0.22	1.96	38
A Shares
Year Ended March 31, 2016	11.04	0.11	(0.45)	(0.34)	(0.17)	—	(1.52)	(1.69)	9.01	11,972	(3.13)	0.68	0.68	1.05	26
Year Ended March 31, 2015	11.15	0.11	0.62	0.73	(0.25)	—	(0.59)	(0.84)	11.04	17,295	6.65	0.67	0.67	1.00	18
Year Ended March 31, 2014	11.08	0.15	1.09	1.24	(0.30)	—	(0.87)	(1.17)	11.15	20,171	11.48	0.62	0.62	1.32	18
Year Ended March 31, 2013	10.75	0.13	0.54	0.67	(0.17)	—	(0.17)	(0.34)	11.08	19,622	6.36	0.58	0.59	1.19	29
Year Ended March 31, 2012	10.58	0.18	0.26	0.44	(0.25)	—	(0.02)	(0.27)	10.75	20,366	4.33	0.50	0.52	1.70	38
C Shares
Year Ended March 31, 2016	10.95	0.05	(0.44)	(0.39)	(0.11)	—	(1.52)	(1.63)	8.93	11,279	(3.65)	1.26	1.26	0.45	26
Year Ended March 31, 2015	11.06	0.05	0.61	0.66	(0.18)	—	(0.59)	(0.77)	10.95	13,553	6.07	1.23	1.23	0.47	18
Year Ended March 31, 2014	11.00	0.08	1.08	1.16	(0.23)	—	(0.87)	(1.10)	11.06	14,591	10.81	1.21	1.21	0.73	18
Year Ended March 31, 2013	10.69	0.06	0.54	0.60	(0.12)	—	(0.17)	(0.29)	11.00	14,106	5.69	1.20	1.21	0.56	29
Year Ended March 31, 2012	10.52	0.10	0.27	0.37	(0.18)	—	(0.02)	(0.20)	10.69	15,028	3.60	1.20	1.22	0.95	38

See Notes to Financial Highlights and Notes to Financial Statements.

60

NOTES TO FINANCIAL HIGHLIGHTS

(a)	Per share data calculated using average shares outstanding method.

(b)	Total return excludes sales charge. Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Not annualized for periods less than one year.

(e)	The Fund had a fiscal year end change from November 30 to March 31 and adopted the historical performance of its corresponding Predecessor Fund. The returns may differ from the management’s discussion of Fund performance due to the historical performance of the Predecessor Fund (See Note 8).

(f)	The Fund commenced operations on September 28, 2012.

(g)	Rounds to less than $0.005 per share

(h)	The amount shown for the net investment income ratio does not represent the actual prorata amount allocated to the share class due to large redemptions during the year.

(i)	IS Shares commenced operations on September 1, 2015.

(j)	IS Shares commenced operations on August 1, 2014.

(k)	Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the management’s discussion of Fund performance.

(l)	Realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized gain (loss) in the Statements of Operations for the year ended March 31, 2012, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(m)	The Fund and its shareholders indirectly bear a pro rata share of the acquired fund fees and expenses incurred by the underlying investment companies in which the Fund is invested. The expense ratios do not include such acquired fund fees and expenses.

61

NOTES TO FINANCIAL STATEMENTS

RIDGEWORTH FUNDS    March 31, 2016

1.	Organization

RidgeWorth Funds (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is authorized to issue an unlimited number of shares without par value. The financial statements presented herein are those of the Aggressive Growth Stock Fund, Capital Innovations Global Resources and Infrastructure Fund, International Equity Fund, Large Cap Growth Stock Fund, Large Cap Value Equity Fund, Mid-Cap Value Equity Fund, Small Cap Growth Stock Fund, Small Cap Value Equity Fund, Aggressive Growth Allocation Strategy, Conservative Allocation Strategy, Growth Allocation Strategy and Moderate Allocation Strategy (each, a “Fund” and collectively, the “Funds”), which are each a diversified series of the Trust. Effective the close of business on February 19, 2016, Capital Innovations Global Resources and Infrastructure Fund, a new series of the Trust, acquired the assets and assumed the liabilities of the Capital Innovations Global Agri, Timber, Infrastructure Fund (“Predecessor Fund”), a series of Investment Managers Series Trust, in a tax-free reorganization.

The Aggressive Growth Stock Fund offers I Shares and A Shares. The International Equity Fund offers I Shares, A Shares and IS Shares. The Capital Innovations Global Resources and Infrastructure Fund, Small Cap Value Equity Fund, Aggressive Growth Allocation Strategy, Conservative Allocation Strategy, Growth Allocation Strategy and Moderate Allocation Strategy offer I Shares, A Shares and C Shares. The Large Cap Growth Stock Fund, Large Cap Value Equity Fund, Mid-Cap Value Equity Fund and Small Cap Growth Stock Fund offer I Shares, A Shares, C Shares and IS Shares.

The assets of each Fund are segregated and a shareholder’s interest is limited to the Fund in which shares are held. Each class of shares has identical rights and privileges except with respect to fees paid under the Distribution and Service Plan and the Shareholder Servicing Plan (“Plan”), voting rights on matters affecting a single class of shares and sales charges. The A Shares of the Funds (except Conservative Allocation Strategy) have a maximum sales charge on purchases of 5.75% as a percentage of original purchase price. Conservative Allocation Strategy A Shares have a maximum sales charge on purchases of 4.75% as a percentage of original purchase price. Certain purchases of A Shares will not be subject to a front-end sales charge but will be subject to a contingent deferred sales charge (“CDSC”) of 0.75%, if redeemed within two years of purchase. The deferred sales charge may be waived from time to time for certain broker-dealers that waive payment of compensation to them. The C Shares have a maximum CDSC of 1.00% as a percentage of either the original purchase price or the next calculated price after the Funds receive a redemption request, whichever is less, if shares are redeemed within one year of purchase. There is no sales charge on purchases of I Shares or IS Shares.

The Trust’s officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

The Funds are each an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Codification Topic 946 Financial Services – Investment Companies.

2.	Significant Accounting Policies

The following are significant accounting policies consistently followed by the Funds which are in conformity with accounting principles generally accepted in the U.S. (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation — Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The prices are provided by independent pricing vendors approved by the Board of Trustees of the Trust (the “Board”).

The Funds, in accordance with GAAP, have adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a

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RIDGEWORTH FUNDS    March 31, 2016

framework for measuring fair value based on inputs used to value the Funds’ investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below:

•	Level 1 — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. Investments in underlying funds are valued at their Net Asset Value (“NAV”) daily and are classified as Level 1 prices.

•	Level 2 — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include less liquid equities and certain equity securities listed or traded on foreign security exchanges which include a fair valuation adjustment factor applied to their equity prices as of the end of the period.

•	Level 3 — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the Funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non transferability, with the amount of such discount estimated by the Funds in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds use valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value. Exchange Traded Funds are traded on a securities exchange. The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which the shares are traded.

When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before each Fund calculates its NAV, each of the Funds will value the security as determined in accordance with the Pricing and Valuation Procedures approved by the Board. The Pricing and Valuation Procedures are performed and monitored by a Valuation Committee (the “Committee”) designated by the Board. Some of the more common reasons which may necessitate that a security be fair valued in accordance with the Pricing and Valuation Procedures include, but are not limited to: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is fair valued in accordance with the Pricing and Valuation Procedures, the Committee determines the value after taking into consideration relevant information reasonably available to the Committee. Under the Pricing and Valuation Procedures, such securities may be considered Level 2 or Level 3 in the fair value hierarchy. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value, and such securities are considered Level 2 in the fair value hierarchy. Certain Funds hold securities or other assets that are denominated in a foreign currency. The Funds will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time) when valuing such assets.

The assets of Aggressive Growth Allocation Strategy, Conservative Allocation Strategy, Growth Allocation Strategy and Moderate Allocation Strategy (the “Allocation Strategies”) consist of investments in other funds including affiliated Funds (See Note 7), which are valued at their respective daily net asset values. Recognition of net investment income by the Allocation Strategies is affected by the timing of the declaration of dividends by the other funds in which the Allocation Strategies invest. Also, in addition to the Allocation Strategies’ direct expenses, shareholders bear a proportionate share of the underlying funds’ expenses. Each underlying fund’s accounting policies and investment holdings are outlined in the underlying funds’ financial statements and are available upon request.

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NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2016

The following is a summary of the inputs used in valuing the Funds’ assets and liabilities carried at fair value as of March 31, 2016:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Aggressive Growth Stock Fund
Assets
Common Stocks[1]	$26,228,878	$—	$—	$26,228,878

Total Investments	26,228,878	—	—	26,228,878

Capital Innovations Global Resources and Infrastructure Fund
Assets
Common Stocks[1]	3,185,243	—	—	3,185,243
Rights	2,730	—	—	2,730
Money Market Fund	198,321	—	—	198,321

Total Investments	3,386,294	—	—	3,386,294

International Equity Fund
Assets
Common Stocks
Australia	1,240,331	—	—	1,240,331
Bermuda	802,151	—	—	802,151
Canada	2,411,517	—	—	2,411,517
China	2,554,738	85,065	—	2,639,803
Denmark	5,402,524	—	—	5,402,524
France	1,028,380	—	—	1,028,380
India	1,112,483	—	—	1,112,483
Ireland	3,228,552	—	—	3,228,552
Japan	2,645,724	—	—	2,645,724
Mexico	651,715	—	—	651,715
Netherlands	2,873,454	—	—	2,873,454
South Africa	483,813	—	—	483,813
Spain	578,474	—	—	578,474
Switzerland	4,842,586	—	—	4,842,586
Taiwan	2,272,588	—	—	2,272,588
United Kingdom	3,805,120	—	—	3,805,120

Total Common Stocks	35,934,150	85,065	—	36,019,215

Money Market Funds	5,435,342	—	—	5,435,342

Total Investments	41,369,492	85,065	—	41,454,557

Large Cap Growth Stock Fund
Assets
Common Stocks[1]	249,566,574	—	—	249,566,574
Money Market Funds	3,084,442	—	—	3,084,442

Total Investments	252,651,016	—	—	252,651,016

Large Cap Value Equity Fund
Assets
Common Stocks[1]	2,008,860,428	—	—	2,008,860,428
Money Market Fund	95,041,854	—	—	95,041,854

Total Investments	2,103,902,282	—	—	2,103,902,282

Mid-Cap Value Equity Fund
Assets
Common Stocks[1]	3,272,949,554	—	—	3,272,949,554
Money Market Funds	248,578,348	—	—	248,578,348

Total Investments	3,521,527,902	—	—	3,521,527,902

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NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2016

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Small Cap Growth Stock Fund
Assets
Common Stocks[1]	$51,106,876	$—	$—	$51,106,876
Money Market Funds	8,577,881	—	—	8,577,881

Total Investments	59,684,757	—	—	59,684,757

Small Cap Value Equity Fund
Assets
Common Stocks[1]	958,510,344	—	—	958,510,344

Total Investments	958,510,344	—	—	958,510,344

Aggressive Growth Allocation Strategy[2]
Assets
Equity Funds	4,792,804	—	—	4,792,804
Fixed Income Funds	513,448	—	—	513,448
Exchange Traded Funds	1,587,648	—	—	1,587,648
Money Market Fund	271,087	—	—	271,087

Total Investments	7,164,987	—	—	7,164,987

Conservative Allocation Strategy[2]
Assets
Equity Funds	17,420,448	—	—	17,420,448
Fixed Income Funds	23,068,509	—	—	23,068,509
Exchange Traded Funds	22,602,808	—	—	22,602,808
Money Market Fund	1,686,970	—	—	1,686,970

Total Investments	64,778,735	—	—	64,778,735

Growth Allocation Strategy[2]
Assets
Equity Funds	29,307,680	—	—	29,307,680
Fixed Income Funds	6,186,056	—	—	6,186,056
Exchange Traded Funds	10,937,084	—	—	10,937,084
Money Market Fund	1,646,538	—	—	1,646,538

Total Investments	48,077,358	—	—	48,077,358

Moderate Allocation Strategy[2]
Assets
Equity Funds	29,923,823	—	—	29,923,823
Fixed Income Funds	16,649,112	—	—	16,649,112
Exchange Traded Funds	19,761,839	—	—	19,761,839
Money Market Fund	2,950,327	—	—	2,950,327

Total Investments	69,285,101	—	—	69,285,101

1	Please see the Schedule of Portfolio Investments for Sector or Country Classification.
2	For additional information regarding the investments of the underlying RidgeWorth Funds, please call 1-888-784-3863 or visit www.ridgeworthfunds.com.

The Funds’ policy is to disclose transfers between levels based on valuations at the end of the reporting period. Each portfolio may hold securities which are periodically fair valued in accordance with the Pricing and Valuation Procedures. This may result in movements between Level 1 and Level 2 throughout the fiscal year. As of March 31, 2016, securities valued at $16,554,943 were transferred from Level 2 to Level 1 pursuant to the Pricing and Valuation Procedures for International Equity Fund. The transfers were a result of certain foreign equity securities including a fair valuation adjustment factor no longer being applied to their equity prices as of March 31, 2016.

(b) Security Transactions and Investment Income — Security transactions are accounted for on a trade date basis. Domestic and foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. The cost of

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RIDGEWORTH FUNDS    March 31, 2016

investments sold is determined by use of the specific identification method. Distributions from gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date.

(c) Distributions to Shareholders — Distributions from net investment income of each of the Funds are declared and paid annually to shareholders of record. Distributions of net realized capital gains, if any, are declared at least annually. Distributions to shareholders from each of the Funds are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Distributions from Underlying Funds — Distributions received from underlying funds, whether in the form of cash or securities, are applied as a reduction of the investment’s cost when identified by the underlying fund as a return of capital. Once the investment’s cost is received, any further distributions are recognized as realized gains.

(e) Expenses and Share Class Accounting — Expenses that are directly related to a specific Fund are charged to that Fund. Other operating expenses of the Trust are allocated pro-rata to the Funds on the basis of relative net assets or another appropriate basis. Investment income, common expenses, and realized/unrealized capital gains (losses) on investments are allocated to the various share classes of the Funds on the basis of relative daily net assets of each share class. Fees relating to a specific share class are charged directly to the share class.

(f) Foreign Currency Translation — Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates, as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time), on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments and foreign currencies.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the amount actually received.

(g) Securities Lending — Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans may not exceed either (i) 50% of the sum of the market value of all securities of the Fund and the market value of securities purchased with cash collateral or (ii) 33.33% of the total market value of all securities of the Fund. No Fund will lend portfolio securities to its investment adviser, subadviser, or its affiliates unless it has applied for and received specific authority to do so from the Securities and Exchange Commission. Loans of portfolio securities are required to be fully collateralized by cash, letters of credit or U.S. government securities. The initial value of the collateral must be at least 102% of the market value of the securities loaned, if the securities loaned are U.S. securities (105% for non-U.S. securities); and maintained in an amount equal to at least 100% (103% for non-U.S. securities) thereafter. However, due to market fluctuations during the day, the value of securities loaned on a particular day may exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain risks; including the risk that a Fund may be delayed or prevented from recovering the collateral if the borrower fails to return the securities. A fee will be obtained from the borrower if letters of credit or U.S. government securities are used as collateral. For International Equity Fund, Large Cap Growth Stock Fund, Mid-Cap Value Equity Fund and Small Cap Growth Stock Fund, all of the securities on loan are classified as Common Stock in each Fund’s Schedule of Investments, and remaining contractual maturity of agreements are classified as overnight and continuous as of March 31, 2016.

The Funds, in accordance with guidance presented, have adopted FASB Accounting Standards Update (‘‘ASU 2014-11”), Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. ASU 2014-11 is intended to provide increased transparency about the types of collateral pledged in repurchase agreements and other similar transactions that are accounted for as secured borrowing.

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RIDGEWORTH FUNDS    March 31, 2016

(h) Real Estate Investment Trusts — Certain Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Funds re-characterize distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made in the following year. The Funds record as dividend income the amount re-characterized as ordinary income and as realized gain the amount re-characterized as long-term capital gain in the Statements of Operations, and the amount re-characterized as a return of capital as a reduction to the cost of investments in the Statements of Assets and Liabilities and in the Schedules of Portfolio Investments. These re-characterizations are reflected in the accompanying financial statements.

(i) Restricted Securities — Certain Funds’ investments are restricted as to resale. All of these restricted securities have been deemed liquid by the Funds’ Investment Adviser based upon procedures approved by the Board, unless stated otherwise in the Funds’ Schedules of Portfolio Investments. As of March 31, 2016, the Funds did not have any restricted securities.

(j) Foreign Investment Risks — Certain Funds may invest in securities of foreign issuers in various countries. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries. Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers, including governments, in emerging market countries may be more precarious than in other countries. As a result, there may be an increased risk of price volatility associated with a Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar. Please refer to each Fund’s prospectus for additional risks that may be associated with the Funds.

For securities subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

(k) Federal and Other Taxes — It is the Funds’ policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Funds’ financial statements.

Management has analyzed the Funds’ tax positions taken on income tax returns for all open tax years and has concluded that as of March 31, 2016, no provision for income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. As of March 31, 2016, open tax years include the tax years of March 31, 2013 through 2016.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

(l) Reclassification — GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share.

(m) Line of Credit —The Funds entered into a committed unsecured revolving line of credit agreement (“LOC”) with a syndicate of banks which includes State Street Bank and Trust (“State Street Bank”) and Royal Bank of Canada (“RBC”), for an aggregate amount of $200,000,000. The proceeds may be used only to (1) temporarily finance the

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NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2016

purchase and sale of securities; or (2) finance the redemption of shares of the Funds. The Funds will pay a commitment fee on a pro rata basis to State Street Bank and RBC, in the amount of 0.15% per annum on the daily unused portion of the LOC. Borrowings under the LOC will accrue interest at the higher of (a) the Federal Funds Rate, or (b) the One-month LIBOR Rate, plus 1.25% per annum. Generally, repayments must be made within 60 days of the borrowings. Commitment fees and interest expense paid to State Street Bank and RBC pursuant to this agreement are reflected on the Statements of Operations as a component of Other Fees. Prior to the September 23, 2015 syndicated agreement, a credit agreement with State Street Bank permitted an aggregate amount of $250,000,000 under similar terms and interest rates as described above. As of March 31, 2016, the Aggressive Growth Stock Fund and Small Cap Value Equity Fund had outstanding borrowings under the LOC.

The following Funds had an outstanding loan during the year. The borrowings were valued at cost, which approximates fair value.

Fund	Interest Incurred on Borrowing	Average Dollar Amount of Borrowing	Weighted Average Interest Rate on Borrowing	Days Loan was Open
Aggressive Growth Stock Fund	$2,567	$790,712	1.49%	80
International Equity Fund	126	539,405	1.71	5
Large Cap Growth Stock Fund	202	275,259	1.49	18
Large Cap Value Equity Fund	318	7,967,953	1.46	1
Small Cap Growth Stock Fund	482	839,079	1.50	14
Small Cap Value Equity Fund	6,650	1,833,334	1.51	88

(n) Master Limited Partnership — Certain Funds may invest in domestic master limited partnership (“MLPs”). MLPs are publicly traded companies organized as limited partnerships or limited liability companies and treated as partnerships for federal income tax purposes. An investment in MLP units involves risks in addition to the risks associated with a similar investment in equity securities, such as common stock, of a corporation. As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. Additional risks inherent to investments in MLP units include cash flow risk, tax risk, risk associated with a potential conflict of interest between unit holders and the MLP’s general partner, and capital markets risk. Moreover, the value of the Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for U.S. federal income tax purposes. If an MLP does not meet current legal requirements to maintain eligibility for partnership tax treatment, or if it is unable to do so because of tax law changes, it could be taxed as a corporation and there could be a material decrease in the value of its securities. Certain MLP securities may trade in lower volumes due to their smaller capitalizations. Accordingly, those MLPs may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.

Distributions received from each Fund’s investments in MLPs may be comprised of both income and return of capital. Each Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

3.	Investment Adviser and Other Service Providers

Investment Adviser — RidgeWorth Investments (“Investment Adviser”) serves as the investment adviser to the Funds. The Trust and the Investment Adviser have entered into an investment advisory agreement (“Advisory Agreement”). The Investment Adviser is a money–management holding company with multiple style-focused investment boutiques which, along with certain unaffiliated advisory firms, serve as subadvisers to the Funds (“Subadvisers”). The Subadvisers for each of the Funds, other than the Allocation Strategies, which are not subadvised, are as follows: Capital Innovations LLC serves as the Subadviser for the Capital Innovations Global Resources and Infrastructure Fund; Ceredex Value Advisors LLC serves as the Subadviser for the Large Cap Value Equity Fund, Mid-Cap Value Equity Fund and Small Cap Value Equity Fund; Certium Asset Management LLC served as the Subadviser for the International Equity Fund through August 31, 2015 and beginning September 1, 2015, WCM Investment Management serves as Subadviser for the International Equity Fund; Silvant Capital Management LLC serves as the Subadviser for the Large Cap Growth

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NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2016

Stock Fund and Small Cap Growth Stock Fund; and Zevenbergen Capital Investments LLC serves as the Subadviser for the Aggressive Growth Stock Fund. Zevenbergen Capital Investments LLC is a minority-owned subsidiary of the Investment Adviser. Capital Innovations LLC and WCM Investment Management are not affiliated with the Investment Adviser. Ceredex and Silvant are wholly-owned subsidiaries of the Investment Adviser. The Investment Adviser pays the Subadvisers out of the investment advisory fees it receives from the Funds.

The Predecessor Fund had an Advisory Agreement with Liberty Street Advisors, Inc. (“Liberty Street”). Liberty Street engaged Capital Innovations LLC (the “Sub-Advisor”) to manage the Fund and paid the Sub-Advisor from its advisory fees.

Under the terms of the Advisory Agreement, the Funds are charged annual advisory fees, which are computed daily and paid monthly based upon average daily net assets. Breakpoints are used in computing the overall annual advisory fee. The maximum annual advisory fee is charged on average daily net assets of each Fund up to $500 million. A discount of 5% applies on the next $500 million, a discount of 10% applies on the next $4 billion and a discount of 15% applies on amounts over $5 billion. Fee rates for the period or fiscal year ended March 31, 2016 were as follows:

Fund	Maximum Annual Advisory Fee	Discounted Annual Advisory Fee	Advisory Fees Waived	Net Annual Fees Paid*
Aggressive Growth Stock Fund	0.85%	0.85%	—%	0.85%
Capital Innovations Global Resources and Infrastructure Fund**	1.00	1.00	(1.00)	—
International Equity Fund***	0.85	0.85	(0.27)	0.58
Large Cap Growth Stock Fund	0.70	0.70	(0.01)	0.69
Large Cap Value Equity Fund	0.70	0.65	—	0.65
Mid-Cap Value Equity Fund	0.75	0.69	—	0.69
Small Cap Growth Stock Fund	0.85	0.85	—	0.85
Small Cap Value Equity Fund	0.85	0.82	—	0.82
Aggressive Growth Allocation Strategy	0.10	0.10	(0.10)	—
Conservative Allocation Strategy	0.10	0.10	(0.02)	0.08
Growth Allocation Strategy	0.10	0.10	—	0.10
Moderate Allocation Strategy	0.10	0.10	—	0.10

*	Aggregate annual fees paid to the Investment Adviser, who pays the applicable Subadviser a portion of the fees for its services to the Funds.
**	The Predecessor Fund paid a monthly investment advisory fee to Liberty Street at the annual rate of 1.10% of the Fund’s average daily net assets.
***	Effective September 1, 2015, the International Equity Fund’s investment advisory fee was reduced from 0.90% to 0.85%. The Maximum and Discounted Annual Advisory Fee reflects the reduced annual advisory fee for the period September 1, 2015 through March 31, 2016. For the period ended August 31, 2015, the Maximum and Discounted Annual Advisory Fee would have been 0.90%, respectively.

Amounts designated as “—” are 0%.

The Investment Adviser and the applicable Subadviser have contractually agreed, until at least August 1, 2016, to waive fees and/or reimburse expenses, at a class level, for each of the following Funds to the extent necessary to maintain each Fund’s total annual fund operating expenses (excluding, as applicable, taxes, brokerage commissions, substitute dividend expenses on securities sold short, interest expense, extraordinary expenses and indirect expenses attributable to the Fund’s investment in other funds), expressed as a percentage of average daily net assets, as noted below:

		Contractual Expense Limitations August 1, 2015 to March 31, 2016*
Fund	I Shares	A Shares	C Shares		IS Shares
Aggressive Growth Stock Fund	1.30%	1.50%	N/A	%	N/A	%
International Equity Fund**	1.25	1.50	N/A		1.10
Large Cap Growth Stock Fund**	0.97	1.25	1.95		0.90
Large Cap Value Equity Fund	0.97	1.27	1.97		0.85
Mid-Cap Value Equity Fund**	1.15	1.40	1.95		0.95
Small Cap Growth Stock Fund**	1.30	1.50	2.20		1.05
Small Cap Value Equity Fund	1.30	1.55	2.15		N/A
Aggressive Growth Allocation Strategy	0.50	0.70	1.30		N/A
Conservative Allocation Strategy	0.30	0.60	1.30		N/A

69

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2016

		Contractual Expense Limitations August 1, 2015 to March 31, 2016*
Fund	I Shares	A Shares	C Shares	IS Shares
Growth Allocation Strategy	0.50%	0.70%	1.30%	N/A	%
Moderate Allocation Strategy	0.50	0.70	1.30	N/A

*	These contractual Expense Limitations were in effect for the entire fiscal year except for the Funds listed below.
**	For the period April 1, 2015 to July 31, 2015 (International Equity Fund was April 1, 2015 to August 31, 2015), the Contractual Expense Limitations were as follows:

Fund	I Shares	A Shares	C Shares		IS Shares
International Equity Fund	1.37%	1.57%	N/A	%	N/A	%
Large Cap Growth Stock Fund	0.97	1.25	1.95		0.85
Mid-Cap Value Equity Fund	1.15	1.40	2.00		0.95
Small Cap Growth Stock Fund	1.30	1.55	2.20		1.05

Fund	I Shares	A Shares	C Shares	IS Shares
Capital Innovations Global Resources and Infrastructure Fund*	1.15%	1.40%	2.15%	N/A	%
Capital Innovations Global Resources and Infrastructure Fund**	1.35	1.60	2.35	N/A

*	For the period February 20, 2016 to March 31, 2016.
**	For the period December 1, 2014 to February 19, 2016.

Under the Expense Limitation Agreement, the Investment Adviser may retain the difference between the Contractual Expense Limitations identified above and the actual total expenses to recapture any of its prior contractual waivers or reimbursements at a date not to exceed three years from the date of such waivers or reimbursements. Such repayments shall be made monthly, but only to the extent that such repayments would not cause the annualized total expense ratio to exceed, if lower, the contractual expense limitation in place at the time of the waiver or reimbursement. Under certain circumstances, the Investment Adviser may choose to voluntarily waive fees. In the event that the Investment Adviser voluntarily waives any fees, these waived fees are not subject to recoupment by the Investment Adviser. During the fiscal year ended March 31, 2016, the Investment Adviser did not recapture any of its prior contractual waivers or reimbursements. As of March 31, 2016, the cumulative potential recoupments recoverable pursuant to this agreement are as follows:

	Expires
Fund	2017	2018	2019
Aggressive Growth Stock Fund	$21,142	$10,874	$17,391
Capital Innovations Global Resources and Infrastructure Fund*	N/A	N/A	78,147
International Equity Fund	388	28,095	94,494
Large Cap Growth Stock Fund	323,087	343,363	331,753
Large Cap Value Equity Fund	3,069,235	2,844,564	2,457,755
Mid-Cap Value Equity Fund	437,950	26,241	239,140
Small Cap Growth Stock Fund	78,271	79,058	63,957
Aggressive Growth Allocation Strategy	84,819	88,191	83,420
Conservative Allocation Strategy	37,397	62,624	57,158
Growth Allocation Strategy	90,194	100,956	92,983
Moderate Allocation Strategy	48,002	21,110	48,623

*	For the year ended November 30, 2015, Liberty Street waived all its fees and absorbed other expenses totaling $246,563. Liberty Street was able to recover from the Predecessor Fund fees and/or expenses previously waived and/or absorbed, if the Predecessor Fund’s expense ratio, including the recovered expenses, fell below the expense at which they were waived. Liberty Street was permitted to seek reimbursement from the Predecessor Fund for a period of three fiscal years following the fiscal year in which such reimbursements occurred. The amounts waived on the Predecessor Fund are not eligible for recapture by Liberty Street or the Investment Adviser.

Fund Accounting, Custody, Administration, and Transfer Agency — State Street Bank and Trust Company (“State Street Bank”) serves as the fund accounting agent and custodian for the Trust pursuant to a Master Custodian Agreement. The custodian is responsible for the safekeeping of the assets of the Funds and the fund accounting agent is responsible for calculating the Funds’ NAVs. State Street Bank, as the Funds’ custodian and fund accounting agent, is paid on the basis of net assets and transaction costs of the Funds. State Street Bank also serves as the administrator for the Trust pursuant to an administration agreement. State Street Bank, as the

70

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2016

Funds’ administrator, is paid on the basis of net assets of the Funds which are allocated among the series of the Trust, on the basis of relative net assets. UMB Fund Services, Inc. (“UMBFS”) served as the Predecessor Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) served as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, served as the Predecessor Fund’s custodian.

Boston Financial Data Services, Inc. (“BFDS”) serves as the transfer agent to the Trust pursuant to a Transfer Agency and Service Agreement. BFDS is paid on the basis of net assets, per account fees and certain transaction costs.

Custodian Credits — The Funds have an agreement with their custodian under which custody fees may be reduced by balance credits. These credits, if any, are shown as a reduction of custody expenses on the Statements of Operations.

Distribution — The Trust and RidgeWorth Distributors LLC (the “Distributor”) are parties to a Distribution Agreement. Foreside Fund Services, LLC (the “Predecessor Distributor”) served as the Predecessor Fund’s distributor.

In addition, with respect to the A Shares and C Shares, the Distributor receives amounts, pursuant to a Plan, based upon average daily net assets of each respective class, which are computed daily and paid monthly. For the period or fiscal year ended March 31, 2016, the Distributor did not retain any of the front end sales charges assessed on the sale of Class A Shares. For the period or fiscal year ended March 31, 2016, the Distributor did not retain any commissions from contingent deferred sales charges assessed on the redemption of Class C Shares. These fees, expressed as a percentage of average daily net assets, for the period or fiscal year ended March 31, 2016, were as follows:

Fund	A Share Distribution and Service Fee	C Share Distribution and Service Fee
Aggressive Growth Stock Fund	0.30%	N/A	%
Capital Innovations Global Resources and Infrastructure Fund*	0.25	1.00
International Equity Fund	0.30	N/A
Large Cap Growth Stock Fund	0.30	1.00
Large Cap Value Equity Fund	0.30	1.00
Mid-Cap Value Equity Fund	0.30	1.00
Small Cap Growth Stock Fund	0.30	1.00
Small Cap Value Equity Fund	0.30	1.00
Aggressive Growth Allocation Strategy	0.30	1.00
Conservative Allocation Strategy	0.30	1.00
Growth Allocation Strategy	0.30	1.00
Moderate Allocation Strategy	0.30	1.00

*	The Predecessor Fund, had adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, that allowed the Predecessor Fund to pay distribution fees for the sale and distribution of its shares. With respect to the A Shares and C Shares, the Distribution Plan provided the payment of distribution fees at the annual rate of up to 0.25% and 1.00%, respectively, of average daily net assets, payable to the Predecessor Distributor. For the period from December 1, 2014 to November 31, 2015, $23,651 of net selling commissions and $18 of deferred sales charges from the Predecessor Fund’s Class A and Class C Shares were retained by the Predecessor Distributor, Liberty Street and/or a broker-dealer affiliated with Liberty Street. For the period from December 1, 2015 to February 19, 2016, the Predecessor Distributor, Liberty Street and/or a broker-dealer affiliated with Liberty Street did not retain any commissions from contingent deferred sales charges.

Shareholder Servicing Fees — The Funds have adopted a shareholder services fee for the I Shares and A Shares. Each of these Funds (or class thereof, as the case may be) may pay a services fee to financial institutions that provide certain services to the Funds. The services under each of these Plans may include, among others, providing general shareholder liaison services (including responding to shareholder inquiries), providing information on shareholder investments, and establishing and maintaining shareholder accounts and records. The Funds may pay a fee under the Plan up to an annual rate of 0.40% (except for Conservative Allocation Strategy which may pay 0.20%) of average daily net assets of a Fund’s I Shares or A Shares.

Compliance & Fund Services Fees — The Investment Adviser provides compliance and certain administrative services to the Trust to ensure compliance with applicable laws and regulations. For the period or fiscal year ended March 31, 2016, the Investment Adviser was paid $1,483,680 for these services. Foreside Fund Officer Services,

71

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2016

LLC (‘‘FFOS’’) (formerly Foreside Compliance Services, LLC), an affiliate of the Distributor, provides an Anti-Money Laundering Officer/Identity Theft Prevention Officer (“AML Officer”) to the Trust. Effective October 2015, Foreside Management Services, LLC (“FMS”), an affiliate of the Distributor, provides Principal Financial Officer (“PFO”) support services to the Trust. Fees paid to FFOS and FMS pursuant to these agreements are reflected on the Statements of Operations as a component of the caption “Other Fees”.

Neither FFOS nor any of their officers or employees who serve as an officer of the Trust, have any role in determining the Funds’ investment policies or which securities are to be purchased or sold by the Trust or its Funds. Dziura Compliance Consulting, LLC. provided Chief Compliance Officer services to the Trust of the Predecessor Fund.

Certain officers of the Trust are also officers or employees of the Investment Adviser, FFOS and the administrator. Such officers receive no fees from the Trust for serving as officers of the Trust.

Each of the Trustees receives an annual retainer and an additional fee for each meeting attended, plus reimbursement for certain expenses incurred. Trustees receive an additional fee for committee service, paid on a per committee meeting basis. Information on the aggregate remuneration paid to the Trustees can be found on the Statements of Operations. Certain trustees and officers of the Predecessor Fund are employees of UMBFS or MFAC. The Predecessor Fund did not compensate trustees and officers affiliated with the Predecessor Fund’s co-administrators. For the year November 30, 2015, the Predecessor Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

4.	Capital Stock Transactions

Transactions in capital shares and dollars for the fiscal years or periods ended March 31 were as follows:

	Shares Issued	Shares Issued- Merger	Shares Reinvested	Shares Redeemed	Shares Acquired	Net Increase (Decrease) in Shares Outstanding	Proceeds from Shares Issued	Issued- Merger	Dividends Reinvested	Cost of Shares Redeemed	Dollars Acquired	Change in Net Assets from Capital Transactions
Aggressive Growth Stock Fund

I Shares
3/31/2016	548,154	—	53,058	(780,401)	—	(179,189)	$11,930,895	$—	$1,137,563	$(16,749,913)	$—	$(3,681,455)
3/31/2015	771,714	—	34,372	(1,537,321)	—	(731,235)	16,986,444	—	705,664	(32,440,931)	—	(14,748,823)

A Shares
3/31/2016	491,401	—	32,204	(588,841)	—	(65,236)	10,889,054	—	664,359	(11,980,061)	—	(426,648)
3/31/2015	333,753	—	20,893	(818,818)	—	(464,172)	7,023,331	—	414,515	(16,744,116)	—	(9,306,270)

Capital Innovations Global Resources and Infrastructure Fund*

I Shares
3/31/2016	3,035	—	5,161	(128,484)	—	(120,288)	59,395	—	46,705	(1,183,254)	—	(1,077,154)
11/30/2015	151,688	—	9,145	(882,873)	—	(722,040)	1,779,840	—	97,384	(9,919,217)	—	(8,041,993)
11/30/2014	661,436	—	6,892	(82,279)	—	586,049	7,914,456	—	82,448	(971,095)	—	7,025,809

A Shares
3/31/2016	43,130	—	3,308	(85,449)	—	(39,011)	370,255	—	29,907	(757,555)	—	(357,393)
11/30/2015	21,244	—	3,097	(103,382)	—	(79,041)	243,958	—	31,531	(1,100,279)	—	(824,790)
11/30/2014	282,071	—	4,367	(514,794)	—	(228,356)	3,305,759	—	52,142	(6,157,386)	—	(2,799,485)

C Shares
3/31/2016	74	—	327	(8,998)	—	(8,597)	600	—	2,921	(78,504)	—	(74,983)
11/30/2015	383	—	254	(32,148)	—	(31,511)	4,143	—	2,464	(359,224)	—	(352,617)
11/30/2014	1,696	—	373	(10,732)	—	(8,663)	20,000	—	4,381	(125,852)	—	(101,471)

International Equity Fund

I Shares
3/31/2016	2,720,094	—	102,990	(1,551,831)	—	1,271,253	25,253,022	—	965,887	(14,988,624)	—	11,230,285
3/31/2015	273,200	—	219,862	(834,676)	—	(341,614)	3,132,311	—	2,174,438	(9,864,306)	—	(4,557,557)

A Shares
3/31/2016	62,804	—	39,888	(92,288)	—	10,404	607,480	—	368,947	(879,026)	—	97,401
3/31/2015	38,135	—	50,709	(79,055)	—	9,789	461,393	—	496,445	(868,448)	—	89,390

IS Shares**
3/31/2016	1,003,460	—	82,004	(458,797)	—	626,667	9,776,110	—	765,921	(4,203,512)	—	6,338,519

72

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2016

	Shares Issued	Shares Issued- Merger	Shares Reinvested	Shares Redeemed	Shares Acquired	Net Increase (Decrease) in Shares Outstanding	Proceeds from Shares Issued	Issued- Merger	Dividends Reinvested	Cost of Shares Redeemed	Dollars Acquired	Change in Net Assets from Capital Transactions
Large Cap Growth Stock Fund

I Shares
3/31/2016	1,473,996	—	900,056	(2,909,360)	—	(535,308)	$ 14,888,243	$ —	$ 8,901,552	$ (28,987,265)	$ —	$ (5,197,470)
3/31/2015	1,145,645	387,177	931,578	(9,541,432)	—	(7,077,032)	11,535,979	3,780,324	8,896,572	(94,908,639)	—	(70,695,764)

A Shares
3/31/2016	852,332	—	636,361	(1,077,242)	—	411,451	7,111,443	—	5,249,983	(9,296,236)	—	3,065,190
3/31/2015	244,613	46,639	628,599	(1,075,575)	—	(155,724)	2,079,136	386,118	5,091,651	(9,305,746)	—	(1,748,841)

C Shares
3/31/2016	206,005	—	923,411	(1,092,958)	—	36,458	1,295,039	—	5,318,850	(6,604,447)	—	9,442
3/31/2015	78,769	2,121,925	628,491	(922,698)	—	1,906,487	499,853	12,809,849	3,714,383	(5,927,526)	—	11,096,559

IS Shares**
3/31/2016	221,083	—	310,286	(1,710,804)	—	(1,179,435)	2,193,018	—	3,074,932	(17,602,568)	—	(12,334,618)
3/31/2015	5,498,008	—	410,634	(781,632)	—	5,127,010	54,700,339	—	3,925,660	(7,986,961)	—	50,639,038

Large Cap Value Equity Fund

I Shares
3/31/2016	20,150,176	—	10,337,408	(48,665,920)	—	(18,178,336)	313,559,680	—	153,510,502	(757,220,055)	—	(290,149,873)
3/31/2015	28,004,437	—	10,411,299	(28,071,259)	—	10,344,477	487,222,495	—	171,890,545	(488,874,435)	—	170,238,605

A Shares
3/31/2016	5,044,971	—	2,344,910	(10,555,409)	—	(3,165,528)	77,627,924	—	34,587,431	(162,541,146)	—	(50,325,791)
3/31/2015	9,474,829	—	2,094,788	(6,025,065)	—	5,544,552	161,712,009	—	34,354,522	(104,053,220)	—	92,013,311

C Shares
3/31/2016	168,986	—	104,345	(252,165)	—	21,166	2,586,038	—	1,506,746	(3,803,478)	—	289,306
3/31/2015	195,248	—	97,568	(199,264)	—	93,552	3,295,166	—	1,569,872	(3,367,738)	—	1,497,300

IS Shares**
3/31/2016	17,756,283	—	695,598	(2,231,219)	—	16,220,662	272,105,222	—	10,357,452	(35,798,821)	—	246,663,853
3/31/2015	2,414,485	—	214,418	(373,525)	—	2,255,378	42,229,351	—	3,548,617	(6,471,013)	—	39,306,955

Mid-Cap Value Equity Fund

I Shares
3/31/2016	70,932,507	—	15,470,227	(124,771,969)	—	(38,369,235)	944,525,295	—	185,642,714	(1,588,015,202)	—	(457,847,193)
3/31/2015	75,618,560	—	22,344,516	(63,653,637)	—	34,309,439	1,077,018,496	—	299,639,961	(900,329,838)	—	476,328,619

A Shares
3/31/2016	8,310,004	—	2,239,506	(21,427,055)	—	(10,877,545)	103,995,201	—	26,627,731	(269,580,637)	—	(138,957,705)
3/31/2015	12,357,606	—	4,163,016	(16,948,542)	—	(427,920)	175,172,958	—	55,284,847	(239,822,755)	—	(9,364,950)

C Shares
3/31/2016	727,265	—	319,531	(2,214,544)	—	(1,167,748)	9,133,165	—	3,722,533	(26,768,700)	—	(13,913,002)
3/31/2015	1,386,234	—	465,316	(1,295,312)	—	556,238	19,061,237	—	6,067,724	(17,956,929)	—	7,172,032

IS Shares**
3/31/2016	15,707,999	—	732,470	(2,549,531)	—	13,890,938	198,028,731	—	8,789,644	(31,313,030)	—	175,505,345
3/31/2015	1,799,875	—	117,344	(216,439)	—	1,700,780	25,429,162	—	1,573,581	(3,067,418)	—	23,935,325

Small Cap Growth Stock Fund

I Shares
3/31/2016	1,663,997	—	1,477,948	(7,377,883)	—	(4,235,938)	22,596,390	—	13,582,340	(102,469,861)	—	(66,291,131)
3/31/2015	2,194,963	—	1,429,932	(5,242,479)	—	(1,617,584)	33,668,736	—	19,518,572	(80,122,419)	—	(26,935,111)

A Shares
3/31/2016	21,550	—	375,807	(182,679)	—	214,678	202,393	—	2,889,957	(2,025,759)	—	1,066,591
3/31/2015	40,353	—	132,617	(136,830)	—	36,140	573,081	—	1,615,276	(1,863,978)	—	324,379

C Shares
3/31/2016	33,324	—	659,605	(155,405)	—	537,524	169,847	—	2,763,745	(1,031,867)	—	1,901,725
3/31/2015	11,684	—	157,551	(112,020)	—	57,215	126,065	—	1,384,870	(1,143,188)	—	367,747

IS Shares**
3/31/2016	139,519	—	159,913	(335,556)	—	(36,124)	1,172,382	—	1,477,592	(3,442,521)	—	(792,547)
3/31/2015	420,184	—	69,231	(69,647)	—	419,768	6,521,289	—	945,691	(1,047,626)	—	6,419,354

73

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2016

	Shares Issued	Shares Issued- Merger	Shares Reinvested	Shares Redeemed	Shares Acquired	Net Increase (Decrease) in Shares Outstanding	Proceeds from Shares Issued	Issued- Merger	Dividends Reinvested	Cost of Shares Redeemed	Dollars Acquired	Change in Net Assets from Capital Transactions
Small Cap Value Equity Fund

I Shares
3/31/2016	9,039,448	—	20,227,454	(28,396,574)	—	870,328	$ 119,891,772	$ —	$ 214,208,737	$ (401,188,555)	$—	$ (67,088,046)
3/31/2015	14,328,910	—	14,400,833	(42,168,204)	—	(13,438,461)	242,493,484	—	213,564,354	(684,968,801)	—	(228,910,963)

A Shares
3/31/2016	1,418,812	—	3,276,571	(4,299,801)	—	395,582	18,086,807	—	33,715,915	(55,236,911)	—	(3,434,189)
3/31/2015	1,090,425	—	1,826,846	(3,323,691)	—	(406,420)	17,777,258	—	26,525,804	(55,074,476)	—	(10,771,414)

C Shares
3/31/2016	125,149	—	824,781	(580,956)	—	368,974	1,457,675	—	7,777,689	(6,562,360)	—	2,673,004
3/31/2015	75,751	—	403,650	(416,076)	—	63,325	1,148,740	—	5,505,787	(6,423,069)	—	231,458

Aggressive Growth Allocation Strategy

I Shares
3/31/2016	163,776	—	126,587	(477,603)	—	(187,240)	1,140,442	—	770,918	(3,228,087)	—	(1,316,727)
3/31/2015	201,103	—	181,073	(1,340,171)	—	(957,995)	1,791,606	—	1,414,181	(11,779,778)	—	(8,573,991)

A Shares
3/31/2016	64,769	—	131,644	(164,335)	—	32,078	408,402	—	791,183	(1,229,039)	—	(29,454)
3/31/2015	43,270	—	109,095	(75,246)	—	77,119	381,295	—	842,214	(659,540)	—	563,969

C Shares
3/31/2016	14,735	—	24,170	(7,338)	—	31,567	105,683	—	139,463	(56,859)	—	188,287
3/31/2015	10,616	—	15,736	(13,195)	—	13,157	91,828	—	117,703	(113,160)	—	96,371

Conservative Allocation Strategy

I Shares
3/31/2016	852,015	—	89,107	(910,633)	—	30,489	10,523,543	—	1,062,151	(11,175,084)	—	410,610
3/31/2015	872,470	—	95,184	(705,355)	—	262,299	11,155,782	—	1,189,804	(9,026,545)	—	3,319,041

A Shares
3/31/2016	222,317	—	45,758	(317,990)	—	(49,915)	2,695,221	—	545,889	(3,912,015)	—	(670,905)
3/31/2015	221,379	—	52,208	(232,249)	—	41,338	2,826,361	—	652,605	(2,962,704)	—	516,262

C Shares
3/31/2016	401,289	—	47,982	(279,667)	—	169,604	4,921,132	—	566,671	(3,400,633)	—	2,087,170
3/31/2015	301,977	—	45,992	(277,773)	—	70,196	3,807,358	—	569,841	(3,509,545)	—	867,654

Growth Allocation Strategy

I Shares
3/31/2016	826,999	—	362,432	(2,067,210)	—	(877,779)	9,049,400	—	3,700,426	(22,159,053)	—	(9,409,227)
3/31/2015	986,973	—	297,470	(1,295,944)	—	(11,501)	11,440,197	—	3,340,587	(15,079,859)	—	(299,075)

A Shares
3/31/2016	52,273	—	60,102	(163,704)	—	(51,329)	527,166	—	610,632	(1,773,011)	—	(635,213)
3/31/2015	33,828	—	50,310	(160,865)	—	(76,727)	386,582	—	562,471	(1,821,475)	—	(872,422)

C Shares
3/31/2016	59,127	—	19,997	(99,143)	—	(20,019)	599,150	—	198,973	(990,457)	—	(192,334)
3/31/2015	23,746	—	15,467	(22,260)	—	16,953	266,165	—	169,832	(251,185)	—	184,812

Moderate Allocation Strategy

I Shares
3/31/2016	1,016,718	—	842,718	(5,356,856)	—	(3,497,420)	10,654,884	—	7,635,031	(57,348,612)	—	(39,058,697)
3/31/2015	1,191,491	—	647,045	(3,055,762)	—	(1,217,226)	13,448,718	—	7,020,433	(34,476,033)	—	(14,006,882)

A Shares
3/31/2016	75,028	—	222,574	(535,529)	—	(237,927)	766,987	—	2,007,615	(5,698,032)	—	(2,923,430)
3/31/2015	53,654	—	115,957	(412,530)	—	(242,919)	605,069	—	1,254,652	(4,640,926)	—	(2,781,205)

C Shares
3/31/2016	46,989	—	197,738	(219,034)	—	25,693	476,260	—	1,771,729	(2,199,100)	—	48,889
3/31/2015	56,352	—	78,989	(216,841)	—	(81,500)	621,754	—	849,127	(2,414,293)	—	(943,412)

*	Capital Innovations Global Resources and Infrastructure Fund had a fiscal year date change from November 30 to March 31 and a reorganization on February 19, 2016 (See Note 8).
**	IS Shares commenced operations on August 1, 2014 (September 1, 2015 for International Equity Fund).

74

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2016

5.	Investment Transactions

The cost of security purchases and the proceeds from sales of securities, excluding securities maturing less than one year from acquisition and U.S. government securities, for the fiscal year or period ended March 31, 2016 were as follows:

	Purchases	Sales
Aggressive Growth Stock Fund	$19,143,085	$25,748,049
Capital Innovations Global Resources and Infrastructure Fund*	878,176	2,650,085
International Equity Fund	43,629,152	29,375,860
Large Cap Growth Stock Fund	27,362,450	64,567,518
Large Cap Value Equity Fund	1,406,462,194	1,668,313,036
Mid-Cap Value Equity Fund	3,724,099,803	4,279,517,650
Small Cap Growth Stock Fund	66,385,249	149,667,220
Small Cap Value Equity Fund	383,676,495	711,637,360
Aggressive Growth Allocation Strategy	3,666,602	5,935,041
Conservative Allocation Strategy	26,790,663	25,719,354
Growth Allocation Strategy	16,752,736	28,752,167
Moderate Allocation Strategy	24,934,734	76,088,231

*	For the period December 1, 2015 to March 31, 2016.

6.	Federal Income Tax Information

The following information is presented on an income tax basis and takes into consideration differences between amounts for financial statement and income tax purposes. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e., foreign currency transactions and return of capital on securities) such amounts are reclassified within the composition of net assets based on their U.S. federal tax-basis treatment; temporary differences do not require reclassification.

The effects of certain differences reclassified as of March 31, 2016 were as follows:

	Paid in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Aggressive Growth Stock Fund	$(469,283)	$—	$469,283
Capital Innovations Global Resources and Infrastructure Fund	(223,648)	40,109	183,539
International Equity Fund	—	124,840	(124,840)
Large Cap Growth Stock Fund	(743,567)	—	743,567
Mid-Cap Value Equity Fund	(15,790)	621,881	(606,091)
Small Cap Growth Stock Fund	(987,184)	1,167	986,017
Small Cap Value Equity Fund	—	1,217,953	(1,217,953)
Aggressive Growth Allocation Strategy	—	(12,249)	12,249
Conservative Allocation Strategy	—	(38,860)	38,860
Growth Allocation Strategy	—	(57,387)	57,387
Moderate Allocation Strategy	—	(59,578)	59,578

The cost of investments and aggregate gross unrealized appreciation and depreciation for securities held by the Funds as of March 31, 2016 were as follows:

Fund	Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Aggressive Growth Stock Fund	$17,209,030	$10,859,215	$(1,839,367)	$9,019,848
Capital Innovations Global Resources and Infrastructure Fund	3,589,788	202,298	(405,792)	203,494
International Equity Fund	40,272,673	1,947,596	(765,712)	1,181,884

75

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2016

Fund	Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Large Cap Growth Stock Fund	$138,319,815	$119,898,655	$(5,567,454)	$114,331,201
Large Cap Value Equity Fund	1,788,053,491	363,101,198	(47,252,407)	315,848,791
Mid-Cap Value Equity Fund	3,322,126,297	318,389,892	(118,988,287)	199,401,605
Small Cap Growth Stock Fund	54,913,826	9,711,036	(4,940,105)	4,770,931
Small Cap Value Equity Fund	804,926,531	200,233,428	(46,649,615)	153,583,813
Aggressive Growth Allocation Strategy	6,183,497	1,052,598	(71,108)	981,490
Conservative Allocation Strategy	63,521,834	1,800,763	(543,862)	1,256,901
Growth Allocation Strategy	43,023,122	5,562,116	(507,880)	5,054,236
Moderate Allocation Strategy	61,927,611	7,853,975	(496,485)	7,357,490

The tax character of distributions paid to shareholders during the period or fiscal year ended March 31, 2016 was as follows:

	Distributions paid from
Fund	Net Investment Income*	Net Long Term Capital Gains	Tax-Exempt Distributions**	Return of Capital	Total Distributions Paid
Aggressive Growth Stock Fund	$—	$2,095,754	$—	$—	$2,095,754
Capital Innovations Global Resources and Infrastructure Fund	82,228	—	—	—	82,228
International Equity Fund	144,980	2,000,010	—	—	2,144,990
Large Cap Growth Stock Fund	—	23,322,257	—	—	23,322,257
Large Cap Value Equity Fund	30,971,375	172,233,852	—	—	203,205,227
Mid-Cap Value Equity Fund	113,394,437	125,921,077	—	—	239,315,514
Small Cap Growth Stock Fund	—	21,567,281	—	—	21,567,281
Small Cap Value Equity Fund	15,453,362	246,896,505	—	—	262,349,867
Aggressive Growth Allocation Strategy	95,850	1,657,102	—	—	1,752,952
Conservative Allocation Strategy	952,544	1,610,853	—	—	2,563,397
Growth Allocation Strategy	689,495	3,848,880	—	—	4,538,375
Moderate Allocation Strategy	1,314,012	10,251,561	—	—	11,565,573

*	Total distributions paid are recognized on a when declared basis for the period or fiscal year ended March 31, 2016.
**	Net Investment income includes taxable market discount income and net short-term capital gains, if any.

Amounts designated as “—” are $0 or have been rounded to $0.

The tax character of distributions paid to shareholders during the period or fiscal year ended March 31, 2015 was as follows:

	Distributions paid from
Fund	Net Investment Income*	Net Long Term Capital Gains	Tax-Exempt Distributions**	Return of Capital	Total Distributions Paid
Aggressive Growth Stock Fund	$—	$1,294,356	$—	$—	$1,294,356
International Equity Fund	467,780	2,269,103	—	—	2,736,883
Large Cap Growth Stock Fund	2,744,037	19,617,946	—	—	22,361,983
Large Cap Value Equity Fund	88,513,542	126,834,813	—	—	215,348,355
Mid-Cap Value Equity Fund	225,539,947	171,610,800	—	—	397,150,747
Small Cap Growth Stock Fund	2,542,173	21,385,596	—	—	23,927,769
Small Cap Value Equity Fund	25,139,745	227,729,507	—	—	252,869,252
Aggressive Growth Allocation Strategy	337,523	2,101,925	—	—	2,439,448
Conservative Allocation Strategy	1,368,516	1,403,606	—	—	2,772,122
Growth Allocation Strategy	1,301,918	2,801,375	—	—	4,103,293
Moderate Allocation Strategy	2,783,658	6,465,824	—	—	9,249,482

*	Total distributions paid are recognized on a when declared basis for the year ended March 31, 2015.
**	Net Investment income includes taxable market discount income and net short-term capital gains, if any.

Amounts designated as “—” are $0 or have been rounded to $0.

76

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2016

The tax character of distributions paid to shareholders during the fiscal years ended November 30 were as follows:

	Distributions paid from
Fund	Net Investment Income*	Net Long Term Capital Gains	Tax-Exempt Distributions**	Return of Capital	Total Distributions Paid
Capital Innovations Global Resources and Infrastructure Fund***	$136,051	$—	$—	$—	$136,051
Capital Innovations Global Resources and Infrastructure Fund****	76,036	17,208	—	47,976	141,220

*	Total distributions paid are recognized on a when declared basis for the fiscal years ended November 30, 2015 and 2014, respectively.
**	Net Investment income includes taxable market discount income and net short-term capital gains, if any.
***	Fiscal year ended November 30, 2015.
****	Fiscal year ended November 30, 2014.

Amounts designated as “—” are $0 or have been rounded to $0.

As of March 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Net Unrealized Appreciation (Depreciation)*	Loss Carryforwards and Deferrals	Total
Aggressive Growth Stock Fund	$—	$—	$1,894,557	$9,019,851	$(1,451,938)	$9,462,470
Capital Innovations Global Resources and Infrastructure Fund	—	82,904	—	(203,490)	(892,311)	(1,012,897)
International Equity Fund	—	225,035	335,989	1,188,590	(1,649,094)	100,520
Large Cap Growth Stock Fund	—	—	3,766,399	114,331,200	(1,832,824)	116,264,775
Large Cap Value Equity Fund	—	5,948,067	—	315,848,792	(49,248,431)	272,548,428
Mid-Cap Value Equity Fund	—	10,529,606	—	199,401,606	(42,719,379)	167,211,833
Small Cap Growth Stock Fund	—	—	2,614,535	4,770,935	(82,837)	7,302,633
Small Cap Value Equity Fund	—	1,382,858	—	153,585,376	(22,866,869)	132,101,365
Aggressive Growth Allocation Strategy	—	—	416,887	981,490	—	1,398,377
Conservative Allocation Strategy	—	125,027	161,228	1,256,903	—	1,543,158
Growth Allocation Strategy	—	14,594	1,947,694	5,054,237	—	7,016,525
Moderate Allocation Strategy	—	62,875	2,340,616	7,357,493	—	9,760,984

*	The differences between book-basis and tax-basis unrealized appreciation is attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies, return of capital adjustments, forward contracts marked to market and partnership basis adjustments.

The Funds utilize the provisions of the federal income tax laws that provide for the carry forward of capital losses from prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized in taxable years beginning after December 22, 2010 (“post-enactment”), may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment”). The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of March 31, 2016, the post-enactment accumulated short-term and long-term capital loss carry forwards were as follows:

Fund	Short Term	Long Term	Total
Aggressive Growth Stock Fund*	$—	$—	$—
Capital Innovations Global Resources and Infrastructure Fund	661,695	166,419	828,114

*	Of the $363,926 of remaining capital loss carryforwards acquired on April 27, 2012, in the merger with the RidgeWorth Emerging Growth Stock Fund and subject to limitations as a result of this acquisition, the entire amount was utilized.

77

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2016

As of March 31, 2016, the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Fund	Expiring 2017	Expiring 2018	Total
Aggressive Growth Stock Fund*	$1,372,837	$—	$1,372,837
International Equity Fund**	—	1,649,094	1,649,094
Large Cap Growth Stock Fund***	1,639,873	—	1,639,873

*	Of the $1,600,850 of remaining capital loss carryforwards acquired on April 27, 2012, in the merger with the RidgeWorth Emerging Growth Stock Fund and subject to limitations as a result of this acquisition, $228,013 was utilized. The remaining $1,372,837 will expire in 2017.
**	Of the $2,473,641 of remaining capital loss carryforwards subject to limitations due to an ownership change on May 22, 2013, $824,547 was utilized, and the remaining $1,649,094, will expire in 2018.
***	Of the $3,279,747 of remaining capital loss carryforwards acquired on March 1, 2013, in the merger with the RidgeWorth Large Cap Core Growth Stock Fund and subject to limitations as a result of this acquisition, $1,639,874 was utilized, and the remaining $1,639,873, will expire in 2017.

Capital loss carryforwards may be applied to offset future realized capital gains and therefore may reduce future capital gain distributions.

During the fiscal year ended March 31, 2016, the following Funds utilized capital loss carry forwards as follows:

Fund	Amount
Aggressive Growth Stock Fund	$591,939
International Equity Fund	824,547
Large Cap Growth Stock Fund	1,639,874

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next fiscal year. During the fiscal year ended March 31, 2016, the following Funds had net capital losses:

Fund	Short Term	Long Term	Total
Large Cap Value Equity Fund	$76,570,240	$(27,321,809)	$49,248,431
Mid-Cap Value Equity Fund	57,488,324	(14,768,945)	42,719,379
Small Cap Value Equity Fund	9,263,579	13,603,290	22,866,869

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses, between November 1 and March 31, and late year ordinary losses (i) ordinary losses between January 1 and March 31, and (ii) specified ordinary and currency losses between November 1 and March 31 as occurring on the first day of the following tax year. For the period or fiscal year ended March 31, 2016, any amount of losses elected as late year ordinary losses within the tax return will not be recognized for federal income tax purposes until April 1, 2016.

7.	Investments in Affiliated Issuers

Affiliated holdings are holdings in mutual funds which are managed by the Investment Adviser or an affiliate of the Investment Adviser or which are distributed by an affiliate of the Funds’ distributor. An investment by a Fund representing greater than 10% of the voting securities of an issuer makes that issuer an affiliated holding of the Fund. With respect to each Fund, the Investment Adviser was paid an investment advisory fee by the affiliated investments listed beneath its name below. Investments in affiliated issuers as of March 31, 2016 were as follows:

Name of Affiliated Issuer	Share Balance at March 31, 2015	Purchases	Sales	Share Balance at March 31, 2016	Value at March 31, 2016	Dividend Income	Realized Gain Distributions	Net Realized Gain (Loss)
Aggressive Growth Allocation Strategy
RidgeWorth Intermediate Bond Fund* — I Shares	30	0	30	—	$—	$1	$2	$—
RidgeWorth International Equity Fund — I Shares	53,242	7,061	60,303	—	—	3,482	—	(703)
RidgeWorth International Equity Fund — IS Shares**	—	64,628	27,650	36,978	344,261	—	48,387	(37,554)
RidgeWorth Large Cap Growth Stock Fund — IS Shares	289,497	49,375	110,429	228,443	2,145,082	—	192,051	34,757

78

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2016

Name of Affiliated Issuer	Share Balance at March 31, 2015	Purchases	Sales	Share Balance at March 31, 2016	Value at March 31, 2016	Dividend Income	Realized Gain Distributions	Net Realized Gain (Loss)
RidgeWorth Large Cap Value Equity Fund — IS Shares	119,178	26,918	47,184	98,912	$1,460,925	$29,221	$132,026	$113,046
RidgeWorth Mid-Cap Value Equity Fund — IS Shares	64,981	6,848	25,787	46,042	569,076	10,140	34,529	73,268
RidgeWorth Seix Core Bond Fund*† — I Shares	—	31	31	—	—	1	—	(8)
RidgeWorth Seix Core Bond Fund*† — IS Shares**	—	28	—	28	307	4	1	—
RidgeWorth Seix Corporate Bond Fund† — I Shares	7,013	1,601	5,499	3,115	26,354	1,092	510	(1,993)
RidgeWorth Seix Floating Rate High Income Fund — IS Shares	5,709	965	5,651	1,023	8,522	1,604	—	(2,152)
RidgeWorth Seix High Income Fund† — IS Shares	5,686	1,250	5,452	1,484	8,784	1,757	—	(5,113)
RidgeWorth Seix High Yield Fund — I Shares	4,347	922	4,155	1,114	8,689	1,583	—	(6,054)
RidgeWorth Seix Total Return Bond Fund† — IS Shares	65,453	12,150	40,496	37,107	395,935	13,967	692	(8,058)
RidgeWorth Seix U.S. Government Securities Ultra-Short Bond† Fund — I Shares	5,014	5,016	3,564	6,466	64,857	401	—	(131)
RidgeWorth Small Cap Growth Stock Fund — IS Shares	25,991	12,054	22,545	15,500	132,837	—	96,911	(15,565)
RidgeWorth Small Cap Value Equity Fund — I Shares	22,908	8,229	18,692	12,445	140,623	3,743	68,796	31,686

Total					$5,306,252	$66,996	$573,905	$175,426

Conservative Allocation Strategy
RidgeWorth Intermediate Bond Fund* — I Shares	846	11	857	—	$—	$12	$80	$—
RidgeWorth International Equity Fund — I Shares	140,074	25,848	165,922	—	—	10,607	—	(818)
RidgeWorth International Equity Fund — IS Shares**	—	198,489	65,056	133,433	1,242,262	—	152,302	(137,970)
RidgeWorth Large Cap Growth Stock Fund — IS Shares	800,484	132,202	101,616	831,070	7,803,743	—	636,015	(124,270)
RidgeWorth Large Cap Value Equity Fund — IS Shares	336,060	68,026	42,949	361,137	5,333,996	96,687	436,844	(42,662)
RidgeWorth Mid-Cap Value Equity Fund — IS Shares	170,731	26,525	31,106	166,150	2,053,609	33,542	114,209	(26,227)
RidgeWorth Seix Core Bond Fund*† — I Shares	—	859	859	—	—	13	—	—
RidgeWorth Seix Core Bond Fund*† — IS Shares**	—	787	—	787	8,551	99	21	—
RidgeWorth Seix Corporate Bond Fund† — I Shares	237,896	25,071	136,728	126,239	1,067,983	42,840	24,076	(55,492)
RidgeWorth Seix Floating Rate High Income Fund — IS Shares	193,727	21,265	172,888	42,104	350,728	63,140	—	(108,553)
RidgeWorth Seix High Income Fund† — IS Shares	193,100	27,916	159,662	61,354	363,213	69,966	—	(162,280)
RidgeWorth Seix High Yield Fund — I Shares	147,635	20,333	121,911	46,057	359,242	63,012	—	(183,328)
RidgeWorth Seix Total Return Bond Fund† — IS Shares	2,456,217	329,786	1,074,353	1,711,650	18,263,309	539,379	26,748	(310,576)

79

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2016

Name of Affiliated Issuer	Share Balance at March 31, 2015	Purchases	Sales	Share Balance at March 31, 2016	Value at March 31, 2016	Dividend Income	Realized Gain Distributions	Net Realized Gain (Loss)
RidgeWorth Seix U.S. Government Securities Ultra-Short Bond Fund† — I Shares	170,248	145,834	51,328	264,754	$2,655,483	$16,383	$—	$(1,739)
RidgeWorth Small Cap Growth Stock Fund — IS Shares	65,213	39,002	48,348	55,867	478,779	—	304,420	(303,895)
RidgeWorth Small Cap Value Equity Fund — I Shares	59,404	26,957	41,400	44,961	508,059	11,811	217,075	(130,297)

Total					$40,488,957	$947,491	$1,911,790	$(1,588,107)

Growth Allocation Strategy
RidgeWorth Intermediate Bond Fund* — I Shares	278	4	282	—	$—	$3	$27	$—
RidgeWorth International Equity Fund — I Shares	293,689	28,393	322,082	—	—	20,485	—	(5,715)
RidgeWorth International Equity Fund — IS Shares**	—	353,642	128,174	225,468	2,099,109	—	288,805	(287,246)
RidgeWorth Large Cap Growth Stock Fund — IS Shares	1,670,450	153,903	426,769	1,397,584	13,123,311	—	1,139,700	(112,681)
RidgeWorth Large Cap Value Equity Fund — IS Shares	699,500	88,135	181,177	606,458	8,957,381	173,293	782,957	219,700
RidgeWorth Mid-Cap Value Equity Fund — IS Shares	358,060	30,855	108,444	280,471	3,466,626	60,098	204,628	157,668
RidgeWorth Seix Core Bond Fund*† — I Shares	—	282	282	—	—	4	—	(3)
RidgeWorth Seix Core Bond Fund*† — IS Shares**	—	259	—	259	2,809	33	7	—
RidgeWorth Seix Corporate Bond Fund† — I Shares	85,827	5,812	57,749	33,890	286,706	13,819	7,114	(23,413)
RidgeWorth Seix Floating Rate High Income Fund — IS Shares	69,713	5,150	63,666	11,197	93,273	20,550	—	(22,900)
RidgeWorth Seix High Income Fund† — IS Shares	69,443	6,483	59,409	16,517	97,783	22,444	—	(56,858)
RidgeWorth Seix High Yield Fund — I Shares	53,114	4,538	45,384	12,268	95,690	20,215	—	(11,434)
RidgeWorth Seix Total Return Bond Fund† — IS Shares	884,055	80,020	504,960	459,115	4,898,755	169,711	7,986	(88,683)
RidgeWorth Seix U.S. Government Securities Ultra-Short Bond Fund† — I Shares	61,330	41,735	32,174	70,891	711,041	5,061	—	(820)
RidgeWorth Small Cap Growth Stock Fund — IS Shares	136,435	63,332	105,826	93,941	805,071	—	545,542	(305,935)
RidgeWorth Small Cap Value Equity Fund — I Shares	124,172	42,872	91,276	75,768	856,181	21,190	389,433	24,908

Total					$35,493,736	$526,906	$3,366,199	$(513,412)

Moderate Allocation Strategy
RidgeWorth Intermediate Bond Fund* — I Shares	1,377	14	1,391	—	$—	$23	$93	$(173)
RidgeWorth International Equity Fund — I Shares	414,134	22,765	436,899	—	—	27,776	—	(7,576)
RidgeWorth International Equity Fund — IS Shares**	—	467,590	237,917	229,673	2,138,257	—	275,495	(289,608)
RidgeWorth Large Cap Growth Stock Fund — IS Shares	2,366,578	132,781	1,071,982	1,427,377	13,403,070	—	1,107,166	523,909

80

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2016

Name of Affiliated Issuer	Share Balance at March 31, 2015	Purchases	Sales	Share Balance at March 31, 2016	Value at March 31, 2016	Dividend Income	Realized Gain Distributions	Net Realized Gain (Loss)
RidgeWorth Large Cap Value Equity Fund — IS Shares	994,919	77,447	452,506	619,860	$9,155,333	$168,382	$760,768	$1,766,551
RidgeWorth Mid-Cap Value Equity Fund — IS Shares	505,509	26,254	246,191	285,572	3,529,675	58,414	198,894	786,007
RidgeWorth Seix Core Bond*† — I Shares	—	998	998	—	—	15	—	—
RidgeWorth Seix Core Bond*† — IS Shares**	—	981	277	704	7,647	93	19	(159)
RidgeWorth Seix Corporate Bond Fund† — I Shares	307,648	25,590	242,128	91,110	770,788	44,567	18,248	(86,217)
RidgeWorth Seix Floating Rate High Income Fund — IS Shares	250,415	24,983	244,851	30,547	254,453	66,230	—	(27,580)
RidgeWorth Seix High Income Fund† — IS Shares	249,423	30,830	235,552	44,701	264,632	71,150	—	(176,895)
RidgeWorth Seix High Yield Fund — I Shares	190,705	23,092	180,525	33,272	259,521	63,922	—	(4,743)
RidgeWorth Seix Total Return Bond Fund† — IS Shares	3,177,401	185,706	2,128,399	1,234,708	13,174,330	498,573	15,438	203,257
RidgeWorth Seix U.S. Government Securities Ultra-Short Bond Fund† — I Shares	220,114	138,624	167,538	191,200	1,917,741	15,541	—	494
RidgeWorth Small Cap Growth Stock Fund — IS Shares	192,129	59,070	155,065	96,134	823,866	—	530,718	(81,527)
RidgeWorth Small Cap Value Equity Fund — I Shares	172,283	39,472	134,443	77,312	873,622	20,568	378,003	348,917

Total					$46,572,935	$1,035,254	$3,284,842	$2,954,658

*	On August 1, 2015, RidgeWorth Intermediate Bond Fund reorganized into RidgeWorth Seix Core Bond Fund.
**	IS Shares commenced operations on August 3, 2015 for Seix Core Bond Fund and September 1, 2015 for International Equity Fund.
†	On August 1, 2015, affiliated fixed income funds were rebranded from “RidgeWorth” to “RidgeWorth Seix”.

8.	Reorganizations

On November 18, 2014, the Board approved the reorganization of the RidgeWorth Select Large Cap Growth Fund (the “Target Fund”) into the RidgeWorth Large Cap Growth Stock Fund (the “Acquiring Fund”), a separate series of the Trust. On January 26, 2015 the Acquiring Fund acquired all of the net assets of the Target Fund in a tax-free exchange of shares. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies.

Target Fund	Shares Prior to Reorganization	Shares Issued by the Acquiring Fund	Net Assets Prior to Reorganization
I Shares	180,651	387,177	$3,780,324
A Shares	19,446	46,639	386,118
C Shares	864,356	2,121,925	12,809,849

The appreciation (depreciation) of the acquired fund was $5,729,275 as of the date of the merger.

The combined net assets of the Acquiring Fund immediately after the reorganization were $287,227,781.

81

NOTES TO FINANCIAL STATEMENTS  (concluded)

RIDGEWORTH FUNDS    March 31, 2016

Assuming the acquisition had been completed on April 1, 2014, the beginning of the reporting period of the Acquiring Fund, the Acquiring Fund’s pro forma results of operations for the fiscal year ended March 31, 2015 were as follows:

Net Investment Income (Loss)	$(645,883)
Net Realized and Unrealized Gains/Losses on Investments	$40,828,634
Net Increase/Decrease in Net Assets resulting from Operations	$40,182,751

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that has been included in the Acquiring Fund’s Statement of Operations as of March 31, 2015.

Effective the close of business on February 19, 2016, Capital Innovations Global Resources and Infrastructure Fund, a new series of the Trust, acquired the assets and assumed the liabilities of the Predecessor Fund, a series of Investment Managers Series Trust. As part of the reorganization there was a change to the independent registered public accounting firm. The reorganization was accomplished by the following tax-free reorganization in which each shareholder of the Predecessor Fund received the same aggregate share net asset value in the corresponding classes as noted below:

	Shares Issued	Net Assets
I Shares	224,274	$1,806,342
A Shares	127,824	1,028,373
C Shares	24,776	196,668

The appreciation (depreciation) of the Predecessor Fund was $588,102 as of the date of the acquisition.

The undistributed net investment income of the Predecessor Fund was $18,436 as of the date of the acquisition.

9.	Recently Issued Accounting Pronouncements

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2015-07 Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent). The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share (“NAV”) practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

10.	Subsequent Events

Management has evaluated subsequent events through the date these financial statements were available to be issued. Management has determined that there are no material events that would require disclosure in the Funds’ financial statements through this date.

82

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

RIDGEWORTH FUNDS    March 31, 2016

To the Board of Trustees and Shareholders of RidgeWorth Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Aggressive Growth Stock Fund, Capital Innovations Global Resources and Infrastructure Fund, International Equity Fund, Large Cap Growth Stock Fund, Large Cap Value Equity Fund, Mid-Cap Value Equity Fund, Small Cap Growth Stock Fund, Small Cap Value Equity Fund, Aggressive Growth Allocation Strategy, Conservative Allocation Strategy, Growth Allocation Strategy, and Moderate Allocation Strategy (twelve of the funds constituting RidgeWorth Funds, collectively the “Funds”) at March 31, 2016, the results of their operations for the periods then ended, the changes in their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2016 by correspondence with the custodian, transfer agent and brokers, and application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

The statements of operations and of changes in net assets and the financial highlights of the Capital Innovations Global Resources and Infrastructure Fund for the year or periods ended on November 30, 2015 and prior were audited by another independent registered public accounting firm whose report dated January 29, 2016 expressed an unqualified opinion on those statements and financial highlights.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 26, 2016

83

OTHER FEDERAL TAX INFORMATION

RIDGEWORTH FUNDS    March 31, 2016

(Unaudited)

The following Funds have designated long term capital gain distributions as follows:

Fund	Amount
Aggressive Growth Stock Fund	$2,095,754
International Equity Fund	2,000,010
Large Cap Growth Stock Fund	23,322,257
Large Cap Value Equity Fund	172,233,852
Mid-Cap Value Equity Fund	125,921,077
Small Cap Growth Stock Fund	21,567,281
Small Cap Value Equity Fund	246,896,505
Aggressive Growth Allocation Strategy	1,657,102
Conservative Allocation Strategy	1,610,853
Growth Allocation Strategy	3,848,880
Moderate Allocation Strategy	10,251,561

For corporate shareholders, the following percentages of the total ordinary income distributions paid by the following Funds during the fiscal year ended March 31, 2016 qualify for the corporate dividends received deductions:

Fund	Dividend Received Deduction
Large Cap Value Equity Fund	95.60%
Capital Innovations Global Resources and Infrastructure Fund	79.95
Mid-Cap Value Equity Fund	48.17
Small Cap Value Equity Fund	100.00
Aggressive Growth Allocation Strategy	54.09
Conservative Allocation Strategy	15.51
Growth Allocation Strategy	40.78
Moderate Allocation Strategy	22.75

In addition, the Funds may elect to pass through foreign taxes paid by the Funds to shareholders under Section 853 of the Internal Revenue Code. For the fiscal year ended March 31, 2016 the following funds elected to pass through foreign taxes as follows:

Fund	Amount
International Equity Fund	$58,858
Aggressive Growth Allocation Strategy	8,353
Conservative Allocation Strategy	26,092
Growth Allocation Strategy	48,919
Moderate Allocation Strategy	56,669

For the fiscal year ended March 31, 2016, the following Funds paid qualified dividend income:

Fund	Qualified Dividend Income
International Equity Fund	100.00%
Capital Innovations Global Resources and Infrastructure Fund	100.00
Large Cap Value Equity Fund	97.32
Mid-Cap Value Equity Fund	50.98
Small Cap Value Equity Fund	100.00
Aggressive Growth Allocation Strategy	73.08
Conservative Allocation Strategy	24.52
Growth Allocation Strategy	66.63
Moderate Allocation Strategy	39.24

84

OTHER FEDERAL TAX INFORMATION  (concluded)

RIDGEWORTH FUNDS    March 31, 2016

(Unaudited)

The following RidgeWorth Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries for the fiscal year ended March 31, 2016.

Fund	Foreign Source Income	Foreign Tax Expense
International Equity Fund	$617,915	$58,858
Aggressive Growth Allocation Strategy	32,642	8,353
Conservative Allocation Strategy	99,496	26,092
Growth Allocation Strategy	190,223	48,919
Moderate Allocation Strategy	229,043	56,669

85

TRUSTEES AND OFFICERS OF THE RIDGEWORTH FUNDS

RIDGEWORTH FUNDS    March 31, 2016

(Unaudited)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations and, if applicable, other directorships held during at least the last five years of each of the persons currently serving as a Trustee or officer of the Trust. Unless otherwise noted, the address of each Trustee and officer is c/o RidgeWorth Investments®, 3333 Piedmont Road, Suite 1500, Atlanta, Georgia 30305. The Funds’ Statement of Additional Information includes more information about the Trustees and is available without charge, upon request, by calling 1-888-784-3863 and on the Funds’ website at www.ridgeworth.com.

Name and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in the RidgeWorth Complex Overseen by Trustees	Other Directorships Held By Trustee During the Past 5 Years
INDEPENDENT TRUSTEE
Tim E. Bentsen (August 1953)	Trustee	Indefinite; since 2012	Lecturer—J.M. Tull School of Accounting, Terry College of Business at University of Georgia (2013-Present); Retired. Audit Partner and Account Executive (1993-2012); Lead Area Managing Partner (2005-2009); Atlanta Office Managing Partner (2003-2009), KPMG LLP.	29	Synovus Financial Corp.: Krispy Kreme Doughnuts, Inc.
Jeffrey M. Biggar (February 1950)	Trustee	Indefinite; since 2007	Director of Special Gifts for Hawken School (since May 2013); Managing Director, Little Mountain Group, LLC (an independent Registered Investment Advisor consulting firm) (2011-2013); Chief Operating Officer, Cedar Brook Financial Partners LLC (2008-2010); Chief Executive Officer and Senior Managing Director, Sterling (National City Corp.) (2000-2006).	29	Multi-Manager Master Portfolios LLC (3 portfolios; thru 2013)
George C. Guynn (December 1942)	Trustee	Indefinite; since 2008	Retired. President and CEO, Federal Reserve Bank of Atlanta (1996-2006).	29	SUSA Registered Fund, LLC; Oxford Industries; Acuity Brands, Inc. (thru 2014); Multi-Manager Master Portfolios LLC (3 portfolios; thru 2013); Genuine Parts Company (thru 2015)
Sidney E. Harris (July 1949)	Trustee	Indefinite; since 2004	Professor and Dean Emeritus (since April 2015), Professor (1997-2014), Dean (1997-2004), J. Mack Robinson College of Business, Georgia State University.	29	Total System Services, Inc.; Multi-Manager Master Portfolios LLC (3 portfolios; thru 2013).
Connie D. McDaniel (April 1958)	Trustee	Indefinite; since 2005	Retired. Vice President, Chief of Internal Audit, Corporate Audit Department (2009-2013); Vice President Global Finance Transformation (2007-2009); Vice President and Controller (1999-2007), The Coca-Cola Company.	29	Total System Services, Inc.
INTERESTED TRUSTEE
Ashi S. Parikh* (February 1966)	Trustee	Indefinite; since 2013	Chief Executive Officer and Chief Investment Officer, RidgeWorth Investments (2010-present); President and Chief Investment Officer (2008-2010).	29	None

*	Mr. Parikh is an “interested person” of the Trust, as defined in the 1940 Act, because he is an employee of the Investment Adviser.

86

TRUSTEES AND OFFICERS OF THE RIDGEWORTH FUNDS  (concluded)

RIDGEWORTH FUNDS    March 31, 2016

(Unaudited)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Julia R. Short (November 1972)	President and Chief Executive Officer	One year; since 2007	Managing Director, Product Manager, RidgeWorth Investments (since 2004).
James L. Love (December 1968)	Chief Compliance Officer	One year; since 2016	Managing Director and Chief Compliance Officer, RidgeWorth Investments (since 2016); Chief Compliance Officer and Deputy General Counsel, U.S. Global Investors (2007–2015).
Benjamin H. Lowe (March 1978)	Treasurer and Chief Financial Officer	One year; since 2015	Director of Fund Administration, RidgeWorth Investments (since 2011); Fund Controller, ALPS Fund Services, Inc. (2005–2011).
James Bacik State Street Bank and Trust Co. 1 Iron Street Boston, MA 02210 (May 1975)	Assistant Treasurer	One year; since 2010	Vice President, State Street Bank and Trust Company (since 2001).*
Patrick J. Keniston Foreside Fund Officer Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101 (January 1964)	Anti-Money Laundering Officer and Identity Theft Prevention Officer	One year; since 2013	Managing Director, Foreside Fund Officer Services, LLC (October 2008 – present).
Karen Jacoppo-Wood State Street Bank and Trust Company 100 Huntington Avenue Tower 2, Third Floor, CPH0326 Boston, MA 02116 (December 1966)	Secretary and Chief Legal Officer	One year; since 2014	Vice President and Managing Counsel, State Street Bank and Trust Company (since 2014); Vice President, RMR Advisors, Inc./RMR Funds (2007–2014).*

*	During the period indicated the officer has held various positions at State Street Bank and Trust Company and has provided his or her current title.

87

APPROVAL OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

RIDGEWORTH FUNDS    March 31, 2016

(Unaudited)

Renewal of Advisory and Subadvisory Agreements

The continuance of the Trust’s investment advisory agreement with RidgeWorth Capital Management LLC (the “Adviser”) and subadvisory agreements between the Adviser and each of Ceredex Value Advisors LLC, Silvant Capital Management LLC, and Zevenbergen Capital Investments LLC (collectively, the “Subadvisers”) must be specifically approved at least annually by (i) the vote of the Trustees or a vote of the shareholders of the Funds and (ii) the vote of a majority of the Trustees who are not parties to the agreements or “interested persons” of any party thereto (the “Independent Trustees”), as defined in the Investment Company Act of 1940 (the “1940 Act”), cast in person at a meeting called for the purpose of voting on such approval. New advisory agreements for the Trust are also subject to such approval initially and annually after their initial term is complete.

Each year, the Board of Trustees calls and holds a meeting to decide whether to approve the continuance of the Trust’s agreements for another year. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser and Subadvisers. The Trustees use this information, as well as other information that the Adviser, Subadvisers, and other service providers may submit to the Board, to help them decide whether to approve the agreements.

In considering the renewal of the agreements with the Adviser and Subadvisers, the Board requested and received material from the Adviser and Subadvisers in preparation for a special meeting of the Board held on October 8, 2015, and requested and reviewed additional material from the Adviser and Subadvisers in preparation for its quarterly meeting held on November 16-17, 2015, at which it specifically considered the renewal of the agreements. Such material included, among other things, information about: (a) the quality of the Adviser’s and Subadvisers’ investment management and other services; (b) the Adviser’s and Subadvisers’ investment management personnel; (c) the Adviser’s and Subadvisers’ operations and financial condition; (d) the Adviser’s and Subadvisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that the Adviser and Subadvisers charge the Funds compared with the fees they charge to comparable mutual funds or accounts; (f) the Funds’ overall fees and operating expenses compared with similar mutual funds; (g) the level of the Adviser’s and Subadvisers’ profitability from their Fund-related operations; (h) the Adviser’s and Subadvisers’ compliance systems; (i) the Adviser’s and Subadvisers’ policies and procedures for personal securities transactions; (j) the Adviser’s and Subadvisers’ reputation, expertise, and resources in domestic financial markets; and (k) the Funds’ performance compared with similar mutual funds. The Board also received a memorandum from fund counsel regarding the responsibilities of the Trustees in connection with their consideration of the agreements.

At the meetings, representatives from the Adviser and Subadvisers presented additional oral and written information to the Board to help the Board evaluate the Adviser’s and Subadvisers’ fees and other aspects of the agreements. The Board also considered information presented by the Adviser, Subadvisers, and other service providers at meetings held throughout the year. The Trustees discussed the written materials, oral presentations, and any other information that the Board received, and considered the approval of the agreements in light of this information.

Based on the Board’s deliberations and evaluation of the information it received, the Board, all of whose members are Independent Trustees, approved the renewal of the agreements with the Adviser and Subadvisers and determined that the compensation under the agreements is fair and reasonable in light of the services to be performed. The Board considered the following specific factors, none of which was controlling, and made the following conclusions:

Nature, Extent, and Quality of Services. The Board received and considered information regarding the nature, extent, and quality of services provided to the Funds by the Adviser and Subadvisers. In this regard, the Trustees evaluated, among other things, the Adviser’s and Subadvisers’ personnel, experience, track record, and compliance program. The Board considered the background and experience of the Adviser’s and Subadvisers’ senior management and the expertise of, and amount of attention given to the Funds by, their portfolio management teams. The Board reviewed the qualifications and backgrounds of the portfolio managers responsible for the day-to-day management of the Funds. The Board also reviewed information pertaining to the Adviser’s and Subadvisers’ organizational structure, senior management, investment operations, and other relevant information. The Board concluded that, within the context of its full deliberations, the nature, extent, and quality of the services provided to the Funds by the Adviser and Subadvisers supported the approval of the agreements.

88

APPROVAL OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2016

(Unaudited)

Performance. The Board considered the investment performance of each Fund, including any periods of outperformance and underperformance, both on an absolute basis and a comparative basis to indices and other funds within the same investment categories. Specifically, the Board considered Fund performance relative to peer groups and appropriate benchmarks in light of total return, yield, and market trends. As part of this review, the Board considered the composition of the peer group and selection criteria, as well as market risk and shareholder risk expectations. The Board considered the Adviser’s and Subadvisers’ explanations regarding specific performance issues. The Board concluded that, within the context of its full deliberations, the performance of the Funds, the Adviser, and the Subadvisers supported the approval of the agreements.

Fund Expenses. With respect to advisory fees, the Board considered the rate of compensation under the agreements and each Fund’s net operating expense ratio in comparison to those of comparable mutual funds. The Trustees also considered information about average expense ratios of comparable mutual funds in each Fund’s peer group. Finally, the Trustees considered the effect of the Adviser’s and Subadvisers’ waiver and reimbursement of fees and expenses, where applicable, to prevent total expenses from exceeding a specified amount and that, due to these waivers and reimbursements, net operating expenses have been maintained at competitive levels. The Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported the approval of the agreements.

Profitability. The Board reviewed information about the profitability of the Funds to the Adviser and Subadvisers and considered whether the level of profitability, if any, was reasonable and justified in light of the quality of the services rendered to the Funds. The Board concluded that, within the context of its full deliberations, the profitability of the Adviser and Subadvisers is within the range the Board considered reasonable.

Economies of Scale. The Board considered the existence of economies of scale and whether they were passed along to Fund shareholders through a graduated advisory fee schedule or other means, including any fee waivers and expense reimbursements by the Adviser and Subadvisers. The Board concluded that, within the context of its full deliberations, the Funds obtain reasonable benefit from economies of scale.

Approval of New Advisory and Subadvisory Agreements

At a meeting held on November 16-17, 2015, the Board of Trustees considered the proposed advisory agreement between RidgeWorth Capital Management LLC (the “Adviser”) and the Trust and the proposed subadvisory agreement between the Adviser and Capital Innovations LLC (the “Subadviser”), both with respect to the RidgeWorth Capital Innovations Global Resources and Infrastructure Fund (the “Fund”). After their initial two-year term, the agreements must be specifically approved at least annually by (i) the vote of the Trustees or a vote of the shareholders of the Fund and (ii) the vote of a majority of the Trustees who are not parties to the agreements or “interested persons” of any party thereto (the “Independent Trustees”), as defined in the Investment Company Act of 1940, cast in person at a meeting called for the purpose of voting on such approval. Each year after the initial two-year term, the Board will call and hold a meeting to decide whether to continue the agreements for an additional one-year term. In preparation for such meetings, the Board will request and review a wide variety of information from the Adviser and the Subadviser. The Trustees use this information, as well as other information that the Adviser, the Subadviser, and other service providers may submit to the Board, to help them decide whether to renew the agreements.

Prior to and at the November meeting at which the Trustees considered the agreements, the Board requested and reviewed materials from the Adviser and Subadviser to help the Trustees evaluate the proposed fees and other aspects of the agreements. The agreements were considered as part of the proposed reorganization of the Capital Innovations Global Agri, Timber, Infrastructure Fund (the “Predecessor Fund”) into the Fund, which was being proposed at the meeting as a new series of the Trust.

In considering whether to approve the agreements, the Board considered and discussed information and analysis provided by the Adviser and Subadviser. The Board considered all factors that it deemed to be relevant. In its deliberations, the Board did not identify any single factor that was paramount or controlling and individual Trustees may have attributed different weights to various factors. Certain factors considered by the Board are addressed in more detail below.

Nature, Extent, and Quality of Services. In considering the nature, extent, and quality of the services proposed to be provided by the Adviser and Subadviser, the Board reviewed the services to be provided and the qualifications and

89

APPROVAL OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS  (concluded)

RIDGEWORTH FUNDS    March 31, 2016

(Unaudited)

backgrounds of the portfolio managers proposed to be responsible for managing the Fund. The Board also reviewed information set forth in the Subadviser’s Form ADV, which provides information about the firm, its management, and its business activities and affiliations. The Board considered the professional experience and qualifications of the Subadviser’s senior management and key professional personnel. The Board also considered the Subadviser’s operational capabilities and resources and its experience in managing investment portfolios. The Board noted that the Subadviser serves as subadviser to the Predecessor Fund and reviewed the Subadviser’s record in that role. The Board also noted that the Adviser serves as investment adviser to each series of the Trust and that its advisory agreement with respect to the existing series of the Trust also was being considered for renewal at the meeting. Based on its review, within the context of its full deliberations, the Board determined that it was satisfied with the nature, extent, and quality of services to be provided to the Fund by the Adviser and Subadviser.

Performance. In connection with the assessment of the Subadviser’s ability to perform its duties under the subadvisory agreement, the Board considered the sufficiency of its resources and concluded that the Subadviser had the financial resources necessary to perform its obligations under the agreement. The Board heard an overview of the Subadviser’s investment philosophy, the proposed portfolio construction of the assets of the Fund, and the investment techniques to be employed. The Board also reviewed the Subadviser’s investment performance with respect to the strategies proposed to be used in managing the Fund and the investment performance of the Subadviser with respect to its other accounts, including mutual funds and other pooled investment vehicles, and, specifically, the Predecessor Fund. The Board also assessed the Adviser’s ability to perform its duties under the advisory agreement, noting that the Adviser’s performance with respect to the other series of the Trust also was being assessed at the meeting. Based on its review, within the context of its full deliberations, the Board determined that it was satisfied with the information regarding the performance of the Adviser and the Subadviser.

Cost of Services. The Board considered the cost of the services to be provided by the Adviser and Subadviser, including estimated profitability analyses, and reviewed the fees to be paid pursuant to the agreements. In addition, the Board discussed the fee arrangement between the Adviser and the Subadviser, noting that the Adviser would pay the Subadviser out of the advisory fee it receives from the Fund. The Board also reviewed information regarding advisory fees of comparable funds and evaluated the proposed fee arrangement in light of this information and the factors that judicial decisions have specified as pertinent generally. The Board also considered the Adviser’s and the Subadviser’s contractual arrangement with the Fund to waive the advisory fee and/or reimburse expenses in an effort to control the expense ratio of the Fund, if necessary. Based on its review, within the context of its full deliberations, the Board determined that the fees proposed to be paid to the Adviser and Subadviser were fair and reasonable.

Economies of Scale. The Board considered the potential for economies of scale and noted that both the Adviser’s and the Subadviser’s fees include breakpoints.

Conclusion. Based on its deliberations and evaluation of the information described above, the Board, including the Independent Trustees, unanimously: (i) concluded that the terms of the agreements are fair and reasonable; (ii) concluded that the proposed compensation for the Adviser and Subadviser is fair and reasonable in light of the services that they will provide to the Fund; and (iii) agreed to approve the agreements for an initial term of two years.

90

ADDITIONAL INFORMATION

RIDGEWORTH FUNDS    March 31, 2016

(Unaudited)

Shareholder Meeting Results

The Capital Innovations Global Agri, Timber, Infrastructure Fund (“Target Fund”), a series of Investment Managers Series Trust, reorganized into the RidgeWorth Capital Innovations Global Resources and Infrastructure Fund on February 19, 2016. As part of the reorganization there was a change to the independent registered public accounting firm. The Target Fund was audited by Tait, Weller & Baker LLP. RidgeWorth Capital Innovations Global Resources and Infrastructure Fund will be audited by PricewaterhouseCoopers LLP. A special meeting of shareholders of the Target Fund was held on February 17, 2016 at which shareholders were asked to approve the following:

Proposal: An Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the Target Fund to the RidgeWorth Capital Innovations Global Resources and Infrastructure Fund (the “Acquiring Fund”), a newly created series of RidgeWorth Funds (the “Trust”), in exchange for (a) shares of each class of the Acquiring Fund corresponding to an outstanding class of shares of the Target Fund with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the corresponding class of shares of the Target Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Target Fund, followed by (ii) the liquidating distribution by the Target Fund to its shareholders holding each class of its shares of the shares of the corresponding class of the Acquiring Fund in proportion to their respective holdings of shares of the applicable class of the Target Fund.

The proposal received the required number of affirmative votes for approval. The voting results are shown below.

Affirmative Votes	Objecting Votes	Abstaining Votes
225,887.424	50.000	184.831

Expense Examples

As a shareholder of the RidgeWorth Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees, 12b-1 distribution and/or service fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the RidgeWorth Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2015 through March 31, 2016.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Fund	Class	Beginning Account Value 10/01/15	Ending Account Value 03/31/16	Expenses Paid During Period* 10/01/15-03/31/16	Expense Ratio During Period** 10/01/15-03/31/16
Aggressive Growth Stock Fund	I Shares	$1,000.00	$970.20	$6.45	1.31%
	A Shares	1,000.00	969.10	7.63	1.55
Capital Innovations Global Resources and Infrastructure Fund***	I Shares	1,000.00	930.70	4.12	1.28
	A Shares	1,000.00	929.90	4.92	1.53
	C Shares	1,000.00	927.60	7.32	2.28
International Equity Fund	I Shares	1,000.00	1,057.40	6.38	1.24
	A Shares	1,000.00	1,055.80	7.56	1.47
	IS Shares	1,000.00	1,058.50	5.87	1.14
Large Cap Growth Stock Fund	I Shares	1,000.00	1,030.00	4.92	0.97
	A Shares	1,000.00	1,028.10	6.19	1.22
	C Shares	1,000.00	1,025.30	9.62	1.90
	IS Shares	1,000.00	1,028.80	4.51	0.89
Large Cap Value Equity Fund	I Shares	1,000.00	1,073.90	5.03	0.97
	A Shares	1,000.00	1,072.30	6.58	1.27
	C Shares	1,000.00	1,070.70	8.85	1.71
	IS Shares	1,000.00	1,076.00	3.68	0.71

91

ADDITIONAL INFORMATION  (continued)

RIDGEWORTH FUNDS    March 31, 2016

(Unaudited)

Fund	Class	Beginning Account Value 10/01/15	Ending Account Value 03/31/16	Expenses Paid During Period* 10/01/15-03/31/16	Expense Ratio During Period** 10/01/15-03/31/16
Mid-Cap Value Equity Fund	I Shares	$1,000.00	$1,088.30	$5.85	1.12%
	A Shares	1,000.00	1,087.60	7.31	1.40
	C Shares	1,000.00	1,085.30	9.33	1.79
	IS Shares	1,000.00	1,091.60	4.18	0.80
Small Cap Growth Stock Fund	I Shares	1,000.00	956.70	6.36	1.30
	A Shares	1,000.00	956.50	6.85	1.40
	C Shares	1,000.00	952.80	10.01	2.05
	IS Shares	1,000.00	957.00	5.14	1.05
Small Cap Value Equity Fund	I Shares	1,000.00	1,072.00	6.22	1.20
	A Shares	1,000.00	1,070.20	8.02	1.55
	C Shares	1,000.00	1,068.00	9.77	1.89
Aggressive Growth Allocation Strategy	I Shares	1,000.00	1,029.50	2.54	0.50
	A Shares	1,000.00	1,026.90	3.55	0.70
	C Shares	1,000.00	1,025.00	6.58	1.30
Conservative Allocation Strategy	I Shares	1,000.00	1,020.20	1.52	0.30
	A Shares	1,000.00	1,019.40	3.03	0.60
	C Shares	1,000.00	1,015.60	6.55	1.30
Growth Allocation Strategy	I Shares	1,000.00	1,031.00	2.54	0.50
	A Shares	1,000.00	1,029.30	3.30	0.65
	C Shares	1,000.00	1,025.60	6.58	1.30
Moderate Allocation Strategy	I Shares	1,000.00	1,024.10	2.53	0.50
	A Shares	1,000.00	1,023.40	3.29	0.65
	C Shares	1,000.00	1,020.40	6.47	1.28

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized.

***	Effective February 22, 2016, Capital Innovations Global Resources and Infrastructure Fund had a fiscal year date change from November 30 to March 31. Expenses are equal to annualized expense ratio, multiplied by the average account value over the period, multiplied by 122 (the number of days since February 22, 2016), then divided by 366.

Hypothetical Example

The table below provides information about hypothetical account values and hypothetical expenses based on each RidgeWorth Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund	Class		Beginning Account Value 10/01/15	Ending Account Value 03/31/16	Expenses Paid During Period* 10/01/15-03/31/16	Expense Ratio During Period** 10/01/15-03/31/16
Aggressive Growth Stock Fund	I Shares		$1,000.00	$1,018.50	$6.61	1.31%
	A Shares		1,000.00	1,017.30	7.82	1.55
Capital Innovations Global Resources and Infrastructure Fund***	I Shares		1,000.00	1,012.40	4.29	1.28
	A Shares		1,000.00	1,011.60	5.13	1.53
	C Shares		1,000.00	1,009.10	7.63	2.28
International Equity Fund	I Shares		1,000.00	1,018.80	6.26	1.24
	A Shares		1,000.00	1,017.70	7.42	1.47
	IS Shares	****	1,000.00	1,019.30	5.76	1.14
Large Cap Growth Stock Fund	I Shares		1,000.00	1,020.20	4.90	0.97
	A Shares		1,000.00	1,018.90	6.16	1.22
	C Shares		1,000.00	1,015.50	9.57	1.90
	IS Shares		1,000.00	1,020.55	4.50	0.89
Large Cap Value Equity Fund	I Shares		1,000.00	1,020.20	4.90	0.97
	A Shares		1,000.00	1,018.70	6.41	1.27
	C Shares		1,000.00	1,016.50	8.62	1.71
	IS Shares		1,000.00	1,021.45	3.59	0.71

92

ADDITIONAL INFORMATION  (concluded)

RIDGEWORTH FUNDS    March 31, 2016

(Unaudited)

Fund	Class	Beginning Account Value 10/01/15	Ending Account Value 03/31/16	Expenses Paid During Period* 10/01/15-03/31/16	Expense Ratio During Period** 10/01/15-03/31/16
Mid-Cap Value Equity Fund	I Shares	$1,000.00	$1,019.40	$5.65	1.12%
	A Shares	1,000.00	1,018.00	7.06	1.40
	C Shares	1,000.00	1,016.10	9.02	1.79
	IS Shares	1,000.00	1,021.00	4.04	0.80
Small Cap Growth Stock Fund	I Shares	1,000.00	1,018.50	6.56	1.30
	A Shares	1,000.00	1,018.00	7.06	1.40
	C Shares	1,000.00	1,014.80	10.33	2.05
	IS Shares	1,000.00	1,019.75	5.30	1.05
Small Cap Value Equity Fund	I Shares	1,000.00	1,019.00	6.06	1.20
	A Shares	1,000.00	1,017.30	7.82	1.55
	C Shares	1,000.00	1,015.60	9.52	1.89
Aggressive Growth Allocation Strategy	I Shares	1,000.00	1,022.50	2.53	0.50
	A Shares	1,000.00	1,021.50	3.54	0.70
	C Shares	1,000.00	1,018.50	6.56	1.30
Conservative Allocation Strategy	I Shares	1,000.00	1,023.50	1.52	0.30
	A Shares	1,000.00	1,022.00	3.03	0.60
	C Shares	1,000.00	1,018.50	6.56	1.30
Growth Allocation Strategy	I Shares	1,000.00	1,022.50	2.53	0.50
	A Shares	1,000.00	1,021.80	3.29	0.65
	C Shares	1,000.00	1,018.50	6.56	1.30
Moderate Allocation Strategy	I Shares	1,000.00	1,022.50	2.53	0.50
	A Shares	1,000.00	1,021.80	3.29	0.65
	C Shares	1,000.00	1,018.60	6.46	1.28

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized.

***	Effective February 22, 2016, Capital Innovations Global Resources and Infrastructure Fund had a fiscal year date change from November 30 to March 31. Expenses (hypothetical expenses if IS Shares had been in existence from April 1, 2015) are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 366.

****	IS Shares for International Equity Fund commenced operations on September 1, 2015. Expenses (hypothetical expenses if IS Shares had been in existence from April 1, 2015) are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 366.

Proxy Voting Information

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-784-3863. The information also is included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.ridgeworth.com and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Funds’ website at www.ridgeworth.com and on the SEC’s website at www.sec.gov.

Quarterly Portfolio Holdings Information

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available free of charge on the SEC’s website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330.

93

INVESTMENT ADVISER:

RidgeWorth Investments

3333 Piedmont Road, NE, Suite 1500

Atlanta, Georgia 30305

www.ridgeworth.com

INVESTMENT SUBADVISERS:

Capital Innovations, LLC

325 Forest Grove Drive, Suite 100

Pewaukee, WI 53072

www.capinnovations.com

Silvant Capital Management LLC

3333 Piedmont Road, NE, Suite 1500

Atlanta, Georgia 30305

www.silvantcapital.com

Zevenbergen Capital Investments LLC

601 Union Street, Suite 4600

Seattle, Washington 98101

www.zci.com

Ceredex Value Advisors LLC

301 East Pine Street, Suite 500

Orlando, Florida 32801

www.ceredexvalue.com

WCM Investment Management

281 Brooks Street

Laguna Beach, CA 92651

www.wcminvest.com

This information must be preceded or accompanied by a current prospectus for each Fund described. Before investing, investors should carefully read the prospectus or summary prospectus and consider the fund’s investment objectives, risks, charges and expenses. Please call 888.784.3863 or visit ridgeworth.com to obtain a prospectus or summary prospectus, which contains this and other information about the funds.

DISTRIBUTOR:

RIDGEWORTH DISTRIBUTORS LLC

RFAR-EQ-0316

2016 ANNUAL REPORT

FIXED INCOME FUNDS

MARCH 31, 2016

RidgeWorth Investments is the trade name of RidgeWorth Capital Management LLC.

RIDGEWORTH FUNDS    March 31, 2016

LETTER TO SHAREHOLDERS

RIDGEWORTH FUNDS    March 31, 2016

Dear Valued Shareholder,

We sincerely thank you for your continued business and support. Our primary objective is to help you achieve your investment goals, and we’re grateful you have placed your confidence in us. We aim to earn your trust through competitive investment performance and excellent client service. We hope we have met your expectations in both of these measures, and we look forward to continuing to serve as your asset manager in the months and years to come.

During the 12 months through March 31, 2016, the U.S. economy continued to grow, albeit at a slower pace than last year. The U.S. Federal Reserve in December 2015 took its first steps toward unwinding its long-running stimulus efforts, raising the federal funds rate by 25 basis points. However, the relatively weak improvement of the U.S. economy suggests that the Fed will move slowly to raise interest rates in the near term.

Two major themes during the period were the sharp decline in commodity prices and the strength of the U.S. dollar. These factors caused corporate earnings to struggle, posing headwinds for stocks. However, these headwinds currently appear to be ebbing as commodity prices—particularly the price of oil—have rebounded and the dollar has given back some of the considerable gains experienced since 2014.

Outside the U.S., countries such as China and Brazil struggled to realign economic priorities, contain excess debt and limit political turmoil, while slow economic growth challenged the euro zone. Central banks in many international markets adopted increasingly aggressive stimulus measures. We remain concerned that monetary policies abroad may be nearing the limits of their effectiveness, and we believe the decision by the European Central Bank and other central banks to push interest rates into uncharted negative territory has the potential to disrupt the global economy. We do expect, however, international developed markets to continue to recover, due in part to the continued strength of the U.S. economy, which is shouldering much of the burden of the global economic recovery.

Looking ahead, we believe bond yields will remain relatively low, but the Fed’s intention is to normalize monetary policy. The decline in commodity prices stoked concerns about certain bond issuers over the past year, especially those in the energy sector. This year will be key in terms of observing which ones will be able to service their debt.

Our outlook for the equity markets remains favorable, but with increased volatility due to the presidential race and global macro- headlines. We see opportunities in all equity styles. Finally, we continue to believe that a gradually firming economic environment will offer fresh opportunities to selective investors. We expect this opportunistic environment should mesh well with RidgeWorth’s bottom-up approach to security selection. We at RidgeWorth wish to thank you again for the trust and confidence you have placed in us, and we look forward to another successful year together.

Sincerely,

Ashi Parikh

Chief Executive Officer, Chief Investment Officer

RidgeWorth Investments

SEIX CORE BOND FUND

Portfolio Managers

•	James F. Keegan
•	Perry Troisi
•	Michael Rieger
•	Jonathan Yozzo
•	Carlos Catoya

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2016?

The Seix Core Bond Fund returned 1.18% (I Shares). That compared to a 1.96% return for the Barclays U.S. Aggregate Bond Index.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2016?

Treasuries and high-grade corporate bonds benefited from a flight to quality among investors concerned about global economic growth. Those worries were fueled in part by a slowdown in China, related weakness in commodities and questions about the Fed’s future rate path. Corporate spreads widened during the period, detracting from absolute returns.

Security selection and asset allocation in the corporate sector dragged on the Fund’s return relative to its benchmark. A consistent underweight position in government-related issues such as agency bonds contributed positively to relative performance.

How do you plan to position the Fund, based on market conditions?

We expect the U.S. economy’s anemic growth to cause the Fed to maintain a relatively soft approach to interest rate increases. The direction of the financial markets is likely to have an increasing impact on the Fed’s interest rate strategy in the near term.

Concerns persist about the health of U.S. and world economies. U.S. economic growth has consistently underwhelmed throughout this recovery. Across the globe, deflationary pressures continue to persist due to excessive debt, slow productivity growth and a surplus of productive capacity. Given this environment, we expect interest rates to remain range-bound, with a bias toward the lower end, and we think credit spreads will remain volatile for the foreseeable future. Our investment strategy continues to prioritize safe income at a reasonable price.

SEIX CORE BOND FUND

Growth of a $10,000 Investment (as of March 31, 2016)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/06. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Barclays U.S. Aggregate Bond Index, which covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The Index includes bonds from the Treasury, Government-Related, Corporate, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS and CMBS sectors. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/16
Seix Core Bond Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	1.01%	1.94%	3.63%	4.86%
	with sales charge*	–3.78%	0.29%	2.62%	4.35%
R Shares^		0.78%	1.75%	3.41%	4.48%
I Shares		1.18%	2.17%	3.89%	5.15%
IS Shares**		2.51%	2.19%	3.91%	5.16%
Barclays U.S. Aggregate Bond Index		1.96%	2.50%	3.78%	4.90%

Prospectus Expense Ratio[1]					Gross
A Shares					0.62%
R Shares					0.85%
I Shares					0.45%
IS Shares					0.33%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75%.

^	Effective at the close of business on 7/31/09, C Shares converted to R Shares and C Shares are no longer available for purchase. The performance shown prior to such date is based on the performance of the C Shares of the Fund and has not been adjusted to reflect R Shares expenses.

**IS	Shares were offered beginning on 8/3/15. The performance shown prior to such dates is based on performance of the I Shares of the Fund, and has not been adjusted to reflect IS Share expenses. If it had been, performance would have been higher.
[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/16 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2016)

as a percentage of investments

SEIX CORPORATE BOND FUND

Portfolio Managers

•	James F. Keegan
•	Perry Troisi
•	Jonathan Yozzo
•	Carlos Catoya

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2016?

The Seix Corporate Bond Fund (I Shares) delivered a –0.29% return, versus 0.92% for the Barclays U.S. Corporate Investment Grade Index.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2016?

Treasuries and high-grade corporate bonds benefited from a flight to quality among investors concerned about global economic growth. Those worries were fueled in part by a slowdown in China, related weakness in commodities and questions about the Fed’s future rate path. Corporate spreads widened during the period, detracting from absolute returns.

The Fund’s performance relative to its benchmark benefited from tactical shifts in its allocation to the energy sector. The Fund’s underweight position in the financials sector also was a positive contributor.

Asset allocation and security selection within the oil field services and mid-stream energy sectors were the main detractors from performance relative to the index.

How do you plan to position the Fund, based on market conditions?

We expect the U.S. economy’s anemic growth to cause the Fed to maintain a relatively soft approach to interest rate increases. The direction of the financial markets is likely to have an increasing impact on the Fed’s interest rate strategy in the near term.

Concerns persist about the health of U.S. and world economies. U.S. economic growth has consistently underwhelmed throughout this recovery. Across the globe, deflationary pressures continue to persist due to excessive debt, slow productivity growth and a surplus of productive capacity. Given this environment, we expect interest rates to remain range-bound, with a bias toward the lower end, and we think credit spreads will remain volatile for the foreseeable future. Our investment strategy continues to prioritize safe income at a reasonable price.

SEIX CORPORATE BOND FUND

Growth of a $10,000 Investment (as of March 31, 2016)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/06. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Barclays U.S. Corporate Investment Grade Index, which covers U.S. dollar-denominated, investment grade, fixed-rate, taxable securities sold by industrial, utility and financial issuers. The Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/16
Seix Corporate Bond Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	–0.52%	2.09%	4.25%	5.17%
	with sales charge*	–5.26%	0.44%	3.24%	4.67%
C Shares	without CDSC	–1.22%	1.42%	3.56%	4.46%
	with CDSC*	–2.17%	1.42%	3.56%	4.46%
I Shares		–0.29%	2.41%	4.57%	5.50%
Barclays U.S. Corporate Investment Grade Index		0.92%	3.03%	5.17%	5.82%

Prospectus Expense Ratio[1]					Gross
A Shares					0.99%
C Shares					1.67%
I Shares					0.69%

The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2016 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 0.95%, 1.65% and 0.70% for A, C and I Shares, respectively. Without these fee waivers, performance would have been lower.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.
[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/16 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2016)

as a percentage of investments

SEIX FLOATING RATE HIGH INCOME FUND

Portfolio Managers

•	George Goudelias
•	Vincent Flanagan, CFA

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price. Floating rate loans generally offer less interest rate risk than longer-term bonds and a lower rate of return.

Although the Fund’s yield may be higher than that of fixed income funds that purchase higher-rated securities, the potentially higher yield is a function of the greater risk that the Fund’s share price will decline.

Floating rate loans are typically senior and secured, in contrast to other below-investment grade securities. However, there is no guarantee that the value of the collateral will not decline, causing a loan to be substantially unsecured. Loans generally are subject to restrictions on resale, and they sometimes trade infrequently in the secondary market. Certain types of loans may limit the ability of the Fund to enforce its rights and may involve assuming additional credit risks.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2016?

The Seix Floating Rate High Income Fund returned –1.50% (I Shares). That compared to a 1.70% return for the Credit Suisse Institutional Leveraged Loan Index, and a –1.11% return for the Credit Suisse Leveraged Loan Index.

The Fund employed the Credit Suisse Institutional Leveraged Loan Index for the first nine months of the 12-month period. Effective December 31, 2015, the Fund’s official benchmark has changed to the Credit Suisse Leveraged Loan Index, which we believe is more appropriate.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2016?

Investors sought out relatively safe parts of the fixed income markets during the period due to a range of macroeconomic issues, including worries about slower global economic growth, weakness in commodity prices and questions about the Federal Reserve’s interest rate strategy. Challenging technical factors, such as high levels of mutual fund redemptions, put pressure on the leveraged loan market and contributed to the Fund’s negative returns.

Even though security selection in the Energy sector was positive, the Fund’s overweight in the sector detracted from performance due to a decrease in oil prices, which impacted energy and energy-related credits. We tend to favor the Refiners sub-sector, which benefits from the decline in oil prices because it is their largest cost, and demand for diesel and gasoline has been consistent. Secondly, negative security selection in Broadcasting detracted from Fund performance; this underperformance mostly comes from one issuer—a large radio broadcasting credit with digital streaming services. The issuer is in the process of revising their earnings projections and providing more clarity on its capital structure.

Positive security selection in Utilities was additive to the Fund’s performance. Additionally, an overweight in BBs and split BB/Bs contributed, as these securities outperformed lower quality counterparts.

How do you plan to position the Fund, based on market conditions?

The outlook for leveraged loans remains constructive given attractive valuations. We will continue to watch fund flows and how they impact market technicals, as well as monitor corporate fundamentals throughout the upcoming earnings season. Ultimately, the current market conditions and global macro backdrop will steer investors towards active management, and further justify the need for fundamental analysis and risk mitigation; this is core to our investment style and management.

SEIX FLOATING RATE HIGH INCOME FUND

Growth of a $10,000 Investment (as of March 31, 2016)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/06. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

Effective December 31, 2015 the benchmark index for the Fund changed from the Credit Suisse First Boston Leveraged Loan Index to the Credit Suisse Institutional Leveraged Loan Index.

Credit Suisse Leveraged Loan Index is a market-weighted index that tracks the performance of institutional leveraged loans. Credit Suisse Institutional Leveraged Loan Index is a subindex of the Credit Suisse Leveraged Loan Index which contains only institutional loan facilities priced above 90, excluding TL and TLa facilities and loans rated CC, C or in default. It is designed to more closely reflect the investment criteria of institutional investors. Investors cannot invest directly in an index.

			Average Annual Total Returns as of 3/31/16
Seix Floating Rate High Income Fund		Inception Date†	1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	03/01/06	–1.79%	1.29%	2.84%	3.59%
	with sales charge*		–4.27%	0.44%	2.32%	3.32%
C Shares	without CDSC	03/01/06	–2.37%	0.68%	2.17%	3.05%
	with CDSC*		–3.31%	0.68%	2.17%	3.05%
I Shares		03/01/06	–1.50%	1.58%	3.12%	3.89%
IS Shares**		02/02/15	–1.39%	1.62%	3.14%	3.90%
Credit Suisse Leveraged Loan Index			–1.11%	2.22%	3.49%	4.01%
Credit Suisse Institutional Leveraged Loan Index			1.70%	3.34%	4.22%	3.21%

Prospectus Expense Ratio[1]						Gross
A Shares						0.91%
C Shares						1.50%
I Shares						0.61%
IS Shares						0.47%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 2.50% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

**	IS Shares were offered beginning on 2/2/15. The performance shown prior to such dates is based on performance of the I Shares of the Fund, and has not been adjusted to reflect IS Share expenses. If it had been, performance would have been higher.

†	The A Shares and C Shares were offered beginning on 5/8/06 and 8/2/07, respectively. The performance shown prior to such dates is based on the performance of the I Shares of the Fund, and has not been adjusted to reflect A Share or C Share expenses. If it had been, the performance would have been lower.
[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/16 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2016)

as a percentage of investments

* Less than 0.05% of Net Assets.

SEIX GEORGIA TAX-EXEMPT BOND FUND

Portfolio Manager

•	Chris Carter, CFA

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The geographical concentration of portfolio holdings in the Fund may involve increased risk.

The Fund’s income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2016?

The Seix Georgia Tax-Exempt Bond Fund (I Shares) posted a total return of 3.50%. That compared to 12-month returns of 2.99% and 3.98% for the Lipper Other States Municipal Debt Funds Category and the Barclays U.S. Municipal Bond Index, respectively.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2016?

Municipal bonds (munis) benefited from increased investor demand, which helped drive prices up and yields down on five-, 10- and 30-year AAA-rated munis. Investors were attracted to munis as they searched for income and stability in a relatively volatile low-interest rate environment. Demand was strong enough to more than offset the impact of high new issuance.

Credit spreads tightened. Holdings issued by transportation and health care entities led performance among the larger sectors of the Fund’s benchmark.

The Fund’s greater-than-benchmark holdings of munis with maturities of 22 years or longer added to relative results, as the long bond sector outperformed the five-year bond sector by a wide margin. Overweight positions in the education and water and sewer sectors also helped boost the Fund’s relative return.

An underweight allocation to state general obligation bonds dragged on relative results, as did underweight allocations to the transportation and leasing sectors.

How do you plan to position the Fund, based on market conditions?

We remain constructive on the municipal sector because of its tax-exempt income, strong technical factors, healthy fundamentals, and attractive yields relative to other fixed income alternatives. Negative headlines still persist from some entities experiencing fiscal strain but do not reflect the financial condition of most municipal borrowers. Tight credit spreads continue to warrant a degree of caution at this point in the economic/credit cycle.

The Fund’s present curve posture and sector allocations seem appropriate given our forecasts for the economy and financial markets. We will continue to make tactical adjustments to the Fund, periodically, as a part of an active portfolio management process and all activity will occur within an investment grade construct.

SEIX GEORGIA TAX-EXEMPT BOND FUND

Growth of a $10,000 Investment (as of March 31, 2016)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/06. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Barclays U.S. Municipal Bond Index, which covers the U.S. dollar-denominated long-term tax-exempt bond market. The Index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds. The Index is unmanaged and does not reflect the deduction of fees such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/16
Seix Georgia Tax-Exempt Bond Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	3.40%	3.21%	5.36%	4.07%
	with sales charge*	–1.49%	1.55%	4.33%	3.57%
I Shares		3.50%	3.33%	5.50%	4.22%
Barclays U.S. Municipal Bond Index		3.98%	3.63%	5.59%	4.86%

Prospectus Expense Ratio[1]					Gross
A Shares					0.73%
I Shares					0.64%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75%.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/16 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2016)

as a percentage of investments

SEIX HIGH GRADE MUNICIPAL BOND FUND

Portfolio Manager

•	Ronald Schwartz, CFA

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

The geographical concentration of portfolio holdings in the Fund may involve increased risk.

The Fund’s income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2016?

The Seix High Grade Municipal Bond Fund (I Shares) posted a total return of 3.85%. That compared to 12-month returns of 3.45% and 3.98% for the Lipper General & Insured Municipal Debt Funds Category and the Barclays U.S. Municipal Bond Index, respectively.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2016?

Municipal bonds (munis) benefited from rising investor demand during the 12-month period, which drove up prices on five-, 10- and 30-year AAA-rated munis and pushed yields down. Credit spreads continued to tighten as well. Investors were attracted to munis as they searched for income and stability amid low interest rates and relatively high volatility. The strong demand was enough to absorb the high volume of new munis issued during the period.

The Fund’s absolute performance benefited from holdings of transportation and health care issuers, which led returns among the larger sectors of the Fund’s benchmark. The Fund also benefited from exposure to bonds with maturities of 20 years or more, as longer duration bonds helped drive positive performance over the 12-month period.

In this positive environment, the Fund outperformed one benchmark while underperforming the other. The Fund’s greater-than-benchmark holdings with maturities of 22 years or longer added to relative results. Overweight positions in general obligation municipal bonds at the state and local levels also made strong contributions to relative performance. Meanwhile, underweight exposure to the strong-performing transportation sector detracted from relative performance, as did an underweight allocation to A-rated bonds, which also performed well during the period. The Fund’s allocation to cash dragged on relative performance.

How do you plan to position the Fund, based on market conditions?

Munis remain attractive based on their healthy fundamentals, strong technical factors, tax-exempt income and attractive yields relative to other fixed income investments. While fiscal strains on some issuers continue to generate negative headlines, the sector as a whole remains financially sound. However, the tight credit spreads at this late stage of the current economic and credit cycles mean a degree of caution is warranted.

SEIX HIGH GRADE MUNICIPAL BOND FUND

Growth of a $10,000 Investment (as of March 31, 2016)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/06. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Barclays U.S. Municipal Bond Index, which covers the U.S. dollar-denominated long-term tax-exempt bond market. The Index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds. The Index is unmanaged and does not reflect the deduction of fees such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/16
Seix High Grade Municipal Bond Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	3.70%	4.08%	6.45%	5.11%
	with sales charge*	–1.20%	2.42%	5.43%	4.60%
I Shares		3.85%	4.26%	6.61%	5.28%
Barclays U.S. Municipal Bond Index		3.98%	3.63%	5.59%	4.86%

Prospectus Expense Ratio[1]					Gross
A Shares					0.81%
I Shares					0.70%

The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2016 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 0.80% and 0.65% for A and I Shares, respectively. Without these fee waivers, performance would have been lower. The indirect expenses of the Fund, which represent a pro-rata share of the expenses of the underlying funds in which the Fund invests, totaled 0.01% of net assets and are included in the expense ratios listed in the table above.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front–end sales charge of 4.75%.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/16 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2016)

as a percentage of investments

SEIX HIGH INCOME FUND

Portfolio Managers

•	Michael Kirkpatrick
•	James FitzPatrick, CFA

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Although the Fund’s yield may be higher than that of fixed income funds that purchase higher-rated securities, the potentially higher yield is a function of the greater risk that the Fund’s share price will decline.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2016?

The Seix High Income Fund (I Shares) returned –5.31%. That compared to a –3.69% return for the Fund’s benchmark, the Barclays U.S. Corporate High Yield Bond Index.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2016?

The decrease in oil and other commodity prices was the largest negative influence on credit markets during the period. At the beginning of the 12-month period, the energy and metals and mining sectors accounted for nearly 20% of the benchmark. Although there were pockets of difficulty among some lower-quality issuers not related to energy or metals and mining, the majority of distress was experienced by issuers whose revenues were hurt by the downturn in commodity prices. The Fund’s absolute returns suffered in this environment.

Relative to its benchmark, the Fund benefited from underweight positions in both the energy and metals and mining sectors, and from an overweight position in the cable industry. Security selection among issuers in the chemical and retail industries also boosted relative results. Additionally, the Fund’s overweight position in cash positions helped buoy returns in a challenging market environment.

Underweight positions in the paper, construction and gaming industries hurt the Fund’s relative results. Security selection in the technology, satellite and transportation industries also weighed on relative performance.

How do you plan to position the Fund, based on market conditions?

Energy prices continue to stabilize and the fundamentals of non-commodity-related sectors remain moderately positive. Given that environment, we expect high-yield bonds to continue the recovery that began in February. We expect to see higher levels of defaults, especially in the energy and metals and mining sectors, but believe that current prices in those sectors more than account for the potential for losses. In our view, unfavorable technical factors pushed high-yield bond prices down to unsustainably low levels by the middle of February. Although high-yield bonds have rebounded, we believe that spreads have additional room to tighten, and more than compensate investors for any increase in defaults.

We have rotated into bonds with attractive potential upside, including specialty finance companies with stable cash flows that could provide a kind of backstop if the credit market deteriorates. We also have worked to identify investment grade energy companies that we expected to be downgraded to high-yield status, but offered very generous double-digit yields.

SEIX HIGH INCOME FUND

Growth of a $10,000 Investment (as of March 31, 2016)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/06. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Barclays U.S. Corporate High Yield Bond Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The Index excludes Emerging Markets debt. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/16
Seix High Income Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	–5.68%	0.54%	3.34%	6.61%
	with sales charge*	–10.12%	–1.10%	2.35%	6.09%
R Shares^		–5.87%	0.37%	3.09%	6.20%
I Shares		–5.31%	0.81%	3.62%	6.92%
IS Shares**		–5.30%	0.90%	3.67%	6.95%
Barclays U.S. Corporate High Yield Bond Index		–3.69%	1.84%	4.93%	7.01%

Prospectus Expense Ratio[1]					Gross
A Shares					0.99%
R Shares					1.21%
I Shares					0.77%
IS Shares					0.63%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75%.

^	Effective at the close of business on 7/31/09, C Shares converted to R Shares and C Shares are no longer available for purchase. The performance shown prior to such date is based on the performance of the C Shares of the Fund and has not been adjusted to reflect R Share expenses.
**	IS Shares were offered beginning on 8/1/14. The performance shown prior to such dates is based on performance of the I Shares of the Fund, and has not been adjusted to reflect IS Share expenses. If it had been, performance would have been higher.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/16 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2016)

as a percentage of investments

SEIX HIGH YIELD FUND

Portfolio Managers

•	Michael Kirkpatrick
•	James FitzPatrick, CFA

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

Although the Fund’s yield may be higher than that of fixed income funds that purchase higher-rated securities, the potentially higher yield is a function of the greater risk that the Fund’s share price will decline.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2016?

The Seix High Yield Fund (I Shares) returned –5.23%. That compared to a –2.34% return for the Fund’s benchmark, the Bank of America Merrill Lynch U.S. High Yield BB-B Rated Constrained Index.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2016?

The decrease in oil and other commodity prices was the largest negative influence on credit markets during the period. At the beginning of the 12-month period, the energy and metals and mining sectors accounted for nearly 20% of the benchmark. Although there were pockets of difficulty among some lower-quality issuers not related to energy or metals and mining, the majority of distress was experienced by issuers whose revenues were hurt by the downturn in commodity prices. The Fund’s absolute returns suffered in this environment.

Relative to its benchmark, the Fund benefited from an underweight position in the energy sector, and from an overweight position in the cable industry. Security selection among issuers in the chemical and retail industries also boosted relative results. Additionally, the Fund’s overweight exposure to cash helped buoy returns in a challenging market environment.

Underweight positions in the telecommunications, gaming and healthcare industries hurt the Fund’s relative results. Security selection in the technology, satellite and steel industries also hurt relative performance.

How do you plan to position the Fund, based on market conditions?

Energy prices continue to stabilize and the fundamentals of non-commodity-related sectors remain moderately positive. Given that environment, we expect high-yield bonds to continue the recovery that began in February. We expect to see higher levels of defaults, especially in the energy and metals and mining sectors, but believe that current prices in those sectors more than account for the potential for losses. In our view, unfavorable technical factors pushed high-yield bond prices down to unsustainably low levels by the middle of February. And while high-yield bonds have rebounded, we believe that spreads have additional room to tighten, and more than compensate investors for any increase in defaults.

We have rotated into bonds with attractive potential upside, including specialty finance companies with stable cash flows that could provide a kind of backstop if the credit environment deteriorates. We also have worked to identify investment grade energy companies that we expected to be downgraded to high-yield status, but offered very generous double-digit yields.

SEIX HIGH YIELD FUND

Growth of a $10,000 Investment (as of March 31, 2016)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/06. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Bank of America Merrill Lynch BB-B U.S. High Yield Constrained Index, which tracks the performance of BB1 through B3 U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market and is restricted to a maximum of 2% per issuer. This Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/16
Seix High Yield Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	–5.36%	0.64%	3.44%	5.21%
	with sales charge*	–9.81%	–0.98%	2.44%	4.70%
R Shares^		–5.52%	0.41%	3.16%	4.67%
I Shares		–5.23%	0.87%	3.67%	5.37%
Bank of America Merrill Lynch BB-B U.S. High Yield Constrained Index		–2.34%	2.53%	5.15%	6.52%

Prospectus Expense Ratio[1]					Gross
A Shares					0.87%
R Shares					1.04%
I Shares					0.58%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75%.

^	Effective at the close of business on 7/31/09, C Shares converted to R Shares and C Shares are no longer available for purchase. The performance shown prior to such date is based on the performance of the C Shares of the Fund and has not been adjusted to reflect R Share expenses.
[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/16 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2016)

as a percentage of investments

SEIX INVESTMENT GRADE TAX-EXEMPT BOND FUND

Portfolio Manager

•	Ronald Schwartz, CFA

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund’s income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2016?

The Seix Investment Grade Tax-Exempt Bond Fund (I Shares) posted a total return of 2.96%. That compared to 12-month returns of 3.02% and 3.46% for the Lipper Intermediate Municipal Debt Funds Category and the Barclays U.S. Municipal Bond 1-15 Blend Index, respectively.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2016?

Municipal bonds (munis) benefited from rising investor demand during the 12-month period, which drove up prices on five-, 10- and 30-year AAA-rated munis and pushed yields down. Credit spreads continued to tighten. Investors were attracted to munis as they searched for income and stability amid low interest rates and relatively high volatility. The strong demand was enough to absorb the high volume of new munis issued during the period.

The Fund’s absolute performance benefited from its holdings of transportation and health care issuers, which led returns among the larger sectors of the Fund’s benchmark. The Fund also benefited from exposure to bonds with maturities of 20 years or more, as longer duration bonds helped drive positive performance over the 12-month period.

Underweight exposure to the strong-performing transportation sector detracted from relative performance, as did an underweight allocation to A-rated bonds, which also performed well during the period. The Fund’s allocation to cash also dragged on relative performance. The Fund’s greater-than-benchmark holdings of bonds with maturities of 20 years or longer added to relative results. An overweight position in the special tax sector also added to relative return, as did exposure to market refunding events.

How do you plan to position the Fund, based on market conditions?

Munis remain attractive based on their healthy fundamentals, strong technical factors, tax-exempt income and attractive yields relative to other fixed income investments. While fiscal strains on some issuers continue to generate negative headlines, the sector as a whole remains financially sound. However, the tight credit spreads at this late stage of the current economic and credit cycles warrant a degree of caution.

We feel the Fund’s current focus on longer term bonds targets the appropriate part of the yield curve. We will continue to take a tactical approach with a focus on a higher credit quality.

SEIX INVESTMENT GRADE TAX-EXEMPT BOND FUND

Growth of a $10,000 Investment (as of March 31, 2016)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/06. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Barclays U.S. Municipal Bond 1-15 Year Blend Index is composed of tax-exempt bonds with maturities ranging between 1 and 15 years. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/16
Seix Investment Grade Tax-Exempt Bond Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	2.89%	2.72%	4.61%	4.51%
	with sales charge*	–1.97%	1.07%	3.59%	4.00%
I Shares		2.96%	2.88%	4.78%	4.76%
Barclays U.S. Municipal Bond 1-15 Year Blend Index		3.46%	3.05%	4.42%	4.56%

Prospectus Expense Ratio[1]					Gross
A Shares					0.91%
I Shares					0.68%

The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2016 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 0.80% and 0.65% for A and I Shares, respectively. Without these fee waivers, performance would have been lower.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75%.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/16 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2016)

as a percentage of investments

SEIX LIMITED DURATION FUND

Portfolio Managers

•	James F. Keegan
•	Perry Troisi
•	Michael Rieger
•	Seth Antiles, Ph.D
•	Jonathan Yozzo
•	Carlos Catoya

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2016?

The Seix Limited Duration Fund (I Shares) returned 0.26%. That compared to a 0.12% return for the Fund’s benchmark, the Bank of America Merrill Lynch 3 month U.S. Treasury Bill Index.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2016?

The U.S. Federal Reserve raised the federal funds rate by 25 basis points in December. Nevertheless, short-term interest rates remained near historical lows during the 12-month period. The Fund held a variety of short-duration mortgage- and asset-backed securities, which provided somewhat higher yields than Treasury bills of comparable durations. The income from such issues helped the Fund to provide a positive absolute return for the period, and to modestly outperform its Treasury-only benchmark index.

How do you plan to position the Fund, based on market conditions?

We expect the Fed to maintain a relatively soft approach to interest rate increases, given the U.S. economy’s anemic growth. The direction of the financial markets is likely to have an increasing impact on the Fed’s interest rate strategy in the near term.

Concerns persist about the health of U.S. and world economies. U.S. economic growth has consistently underwhelmed throughout this recovery. Across the globe, deflationary pressures continue to persist due to excessive debt, slow productivity growth and a surplus of productive capacity. Given this environment, we expect interest rates to remain range-bound, with a bias toward the lower end, and we think credit spreads will remain volatile for the foreseeable future. Our investment strategy continues to prioritize safe income at a reasonable price.

SEIX LIMITED DURATION FUND

Growth of a $10,000 Investment (as of March 31, 2016)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/06. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index, which tracks the monthly price-only and total return performance of a three-month Treasury bill, based on monthly average auction rates. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

	Average Annual Total Returns as of 3/31/16
Seix Limited Duration Fund	1 Year	3 Year	5 Year	10 Year
I Shares	0.26%	0.22%	0.46%	1.38%
Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index	0.12%	0.07%	0.08%	1.15%

Prospectus Expense Ratio[1]				Gross
I Shares				0.46%

The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2016 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 0.35%. Without these fee waivers, performance would have been lower.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/16 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2016)

as a percentage of investments

SEIX NORTH CAROLINA TAX-EXEMPT BOND FUND

Portfolio Manager

•	Chris Carter, CFA

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The geographical concentration of portfolio holdings in this Fund may involve increased risk.

The Fund’s income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform relative to its benchmark for the fiscal year ended March 31, 2016?

The Seix North Carolina Tax-Exempt Bond Fund (I Shares) posted a total return of 3.39%. That compared to 12-month returns of 2.99% and 3.98% for the Lipper Other States Municipal Debt Funds Category and the Barclays U.S. Municipal Bond Index, respectively.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2016?

Municipal bonds (munis) benefited from increased investor demand, which helped drive prices up and yields down on five-, 10- and 30-year AAA-rated munis. Investors were attracted to munis as they searched for income and stability in a relatively volatile low-interest rate environment. Demand was strong enough to more than offset the impact of high new issuance.

Credit spreads tightened. Holdings issued by transportation and health care entities led performance among the larger sectors of the Fund’s benchmark.

The Fund’s greater-than-benchmark holdings of munis with maturities of 22 years or longer added to relative results, as the long bond sector outperformed the five-year bond sector by a wide margin. Overweight positions in the education and water and sewer sectors also helped boost the Fund’s relative return.

Underweight allocations to state and local general obligation bonds and to special tax and transportation sectors weighed on relative results, as did higher-than-benchmark holdings of AAA-rated securities.

How do you plan to position the Fund, based on market conditions?

We remain constructive on the municipal sector because of its tax-exempt income, strong technical factors, healthy fundamentals, and attractive yields relative to other fixed income alternatives. Negative headlines still persist from some entities experiencing fiscal strain but do not reflect the financial condition of most municipal borrowers. Tight credit spreads continue to warrant a degree of caution at this point in the economic/credit cycle.

The Fund’s present curve posture and sector allocations seem appropriate given our forecasts for the economy and financial markets. We will continue to make tactical adjustments to the Fund, periodically, as a part of an active portfolio management process and all activity will occur within an investment grade construct.

SEIX NORTH CAROLINA TAX-EXEMPT BOND FUND

Growth of a $10,000 Investment (as of March 31, 2016)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/06. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Barclays U.S. Municipal Bond Index, which covers the U.S. dollar-denominated long-term tax-exempt bond market. The Index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/16
Seix North Carolina Tax-Exempt Bond Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	3.23%	3.08%	5.02%	4.06%
	with sales charge*	–1.66%	1.42%	4.00%	3.56%
I Shares		3.39%	3.23%	5.17%	4.22%
Barclays U.S. Municipal Bond Index		3.98%	3.63%	5.59%	4.86%

Prospectus Expense Ratio[1]					Gross
A Shares					0.79%
I Shares					0.69%

The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2016 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 0.80% and 0.65% for A and I Shares, respectively. Without these fee waivers, performance would have been lower.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75% .
[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/16 expense ratios can be found in the financial highlights

Investment Weightings (as of March 31, 2016)

as a percentage of investments

SEIX SHORT-TERM BOND FUND

Portfolio Managers

•	James F. Keegan
•	Perry Troisi
•	Michael Rieger
•	Jonathan Yozzo
•	Carlos Catoya

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2016?

The Seix Short-Term Bond Fund (I Shares) returned 0.68%. That compares to a 1.04% return for the Fund’s benchmark, the Barclays 1-3 Year Government/Credit Index.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2016?

Treasuries and high-grade corporate bonds benefited from a flight to quality among investors concerned about global economic growth. Those worries were fueled in part by a slowdown in China, related weakness in commodities and questions about the Fed’s future rate path. The Federal Reserve’s December decision to raise the federal funds rate moved short-term Treasury yields higher, reducing absolute returns. Coupon income during the period helped offset the negative impact of higher interest rates.

The primary driver of the Fund’s performance relative to its benchmark was the overweight position in primary spread sectors, including corporate bonds, and securitized sectors such as asset-back securities (ABS), residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS). In this low-rate environment, the Fund’s fees were the largest detractor from relative results.

How do you plan to position the Fund, based on market conditions?

We expect the U.S. economy’s anemic growth to cause the Fed to maintain a relatively soft approach to interest rate increases. The direction of the financial markets is likely to have an increasing impact on the Fed’s interest rate strategy in the near term.

Concerns persist about the health of U.S. and world economies. U.S. economic growth has consistently underwhelmed throughout this recovery. Across the globe, deflationary pressures continue to persist due to excessive debt, slow productivity growth and a surplus of productive capacity. Given this environment, we expect interest rates to remain range-bound, with a bias toward the lower end, and we think credit spreads will remain volatile for the foreseeable future. Our investment strategy continues to prioritize safe income at a reasonable price.

SEIX SHORT-TERM BOND FUND

Growth of a $10,000 Investment (as of March 31, 2016)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/06. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Barclays 1-3 Year Government/Credit Index. The Barclays 1-3 Year Government/Credit Index (Barclay’s Index) is the 1-3 year component of the U.S. Government/Credit Index. The Barclays Index includes securities in the Barclays Government and Credit Indices. The Government Index includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Barclay’s Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/16
Seix Short-Term Bond Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	0.58%	0.58%	1.09%	2.54%
	with sales charge*	–1.97%	–0.27%	0.57%	2.28%
C Shares	without CDSC	0.00%	0.02%	0.44%	1.81%
	with CDSC*	–1.00%	0.02%	0.44%	1.81%
I Shares		0.68%	0.79%	1.32%	2.76%
Barclays 1-3 Year Government/Credit Index		1.04%	0.95%	1.14%	2.80%

Prospectus Expense Ratio[1]					Gross
A Shares					0.81%
C Shares					1.58%
I Shares					0.67%

The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2016 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 0.80%, 1.60% and 0.60% for A, C and I Shares, respectively. Without these fee waivers, performance would have been lower.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 2.50% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.
[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/16 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2016)

as a percentage of investments

SEIX SHORT-TERM MUNICIPAL BOND FUND

Portfolio Managers

•	Ronald Schwartz, CFA
•	Dusty L. Self

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The geographical concentration of portfolio holdings in this fund may involve increased risk.

The Fund’s income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2016?

The Seix Short-Term Municipal Bond Fund (I Shares) posted a total return of 0.41%. That compares to 12-month returns of 0.56% and 1.51% for the Lipper Short Municipal Debt Funds Category and the Barclays 1-5 Year Municipal Bond Index, respectively.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2016?

Rising investor demand for longer-term municipal bonds (munis) resulted in a flattening of the yield curve during the 12-month period. Yields on five and 10-year AAA-rated munis declined while the yield on 2-year AAA-rated munis rose. Credit spreads continued to tighten as well. Investors were attracted to munis as they searched for income and stability amid low interest rates and relatively high volatility. The strong demand was enough to absorb the high volume of new munis issued during the period.

The Fund’s absolute performance benefited from holdings of pre-refunded and state general obligation bonds, which led performance among the larger sectors of the Fund’s benchmark.

An underweight allocation to the strong- performing pre-refunded sector dragged on relative results. The Fund’s allocation to cash also detracted, as did a lower-than-benchmark allocation to the three- and five-year durations section of the muni yield curve. Security selection in the lease sector and exposure to A-rated electric issuers also weighed on the Fund’s performance relative to its benchmarks. Meanwhile, the Fund’s overweight allocation to the water and sewer sector and to AAA-rated securities helped relative results.

How do you plan to position the Fund, based on market conditions?

Munis remain attractive based on their healthy fundamentals, strong technical factors, tax-exempt income and attractive yields relative to other fixed income investments. While fiscal strains on some issuers continue to generate negative headlines, the sector as a whole remains financially sound. However, the tight credit spreads at this late stage of the current economic and credit cycles mean a degree of caution is warranted.

We feel the Fund’s current yield curve focus and sector allocations remain appropriate given our economic forecasts. We will continue to take a tactical approach with a focus on a higher credit quality.

SEIX SHORT-TERM MUNICIPAL BOND FUND

Growth of a $10,000 Investment (as of March 31, 2016)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/06. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Barclays 1-5 Year Municipal Bond Index, which covers investment grade tax-exempt municipal bonds with maturities of 1-6 years. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/16
Seix Short-Term Municipal Bond Fund		1 Year	3 Year	5 Year	10 Year
A Shares*	without sales charge	0.23%	0.51%	2.82%	3.31%
	with sales charge**	–2.31%	–0.34%	2.30%	3.05%
I Shares		0.41%	0.66%	2.97%	3.42%
Barclays 1-5 Year Municipal Bond Index		1.51%	1.27%	1.77%	3.01%

Prospectus Expense Ratio[1]					Gross
A Shares					0.76%
I Shares					0.63%

The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2016 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 0.68% and 0.48% for A and I Shares, respectively. Without these fee waivers, performance would have been lower. The indirect expenses of the Fund, which represent a pro-rata share of the expenses of the underlying funds in which the Fund invests, totaled 0.01% of net assets and are included in the expense ratios listed in the table above.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Prior to August 1, 2009, there were no assets in Class A Shares. The performance shown prior to such date is based on the performance of the I Shares of the Fund and has not been adjusted to reflect A Shares expenses. If it had been, performance would have been lower.

**	Class A Shares performance reflects the maximum front-end sales charge of 2.50%.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/16 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2016)

as a percentage of investments

SEIX TOTAL RETURN BOND FUND

Portfolio Managers

•	James F. Keegan
•	Perry Troisi
•	Michael Rieger
•	Seth Antiles, Ph.D.
•	Jonathan Yozzo
•	Carlos Catoya

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2016?

The Seix Total Return Bond Fund (I Shares) returned 1.35%. That compares to a 1.96% return for the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2016?

Treasuries and high-grade corporate bonds benefited from a flight to quality among investors concerned about global economic growth. Those worries were fueled in part by a slowdown in China, related weakness in commodities and questions about the Fed’s future rate path. Corporate spreads widened during the period, detracting from absolute returns.

An underweight position in agency bonds was a positive contributor to the Fund’s performance relative to its benchmark. The Fund also benefited modestly from its global overlay strategies. The Fund’s relative results were hurt by security selection and asset allocation within the corporate sector.

How do you plan to position the Fund, based on market conditions?

We expect the U.S. economy’s anemic growth to cause the Fed to maintain a relatively soft approach to interest rate increases. The direction of the financial markets is likely to have an increasing impact on the Fed’s interest rate strategy in the near term.

Concerns persist about the health of U.S. and world economies. U.S. economic growth has consistently underwhelmed throughout this recovery. Across the globe, deflationary pressures continue to persist due to excessive debt, slow productivity growth and a surplus of productive capacity. Given this environment, we expect interest rates to remain range-bound, with a bias toward the lower end, and we think credit spreads will remain volatile for the foreseeable future. Our investment strategy continues to prioritize safe income at a reasonable price.

SEIX TOTAL RETURN BOND FUND

Growth of a $10,000 Investment (as of March 31, 2016)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/06. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Barclays U.S. Aggregate Bond Index, which covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The Index includes bonds from the Treasury, Government-Related, Corporate, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS and CMBS sectors. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/16
Seix Total Return Bond Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	1.02%	1.84%	3.68%	4.96%
	with sales charge*	–3.74%	0.19%	2.66%	4.44%
R Shares		0.74%	1.52%	3.37%	4.57%
I Shares		1.35%	2.11%	3.95%	5.28%
IS Shares**		1.49%	2.22%	4.02%	5.31%
Barclays U.S. Aggregate Bond Index		1.96%	2.50%	3.78%	4.90%

Prospectus Expense Ratio[1]					Gross
A Shares					0.71%
R Shares					1.06%
I Shares					0.44%
IS Shares					0.31%

The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2016 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 0.75%, 1.10%, 0.50% and 0.40% for A, R, I and IS Shares, respectively. Without these fee waivers, performance would have been lower.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75%.

**	IS Shares were offered beginning on 8/1/14. The performance shown prior to such dates is based on performance of the I Shares of the Fund, and has not been adjusted to reflect IS Share expenses. If it had been, performance would have been higher.
[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/16 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2016)

as a percentage of investments

* Less than 0.05% of Net Assets.

SEIX U.S. GOVERNMENT SECURITIES ULTRA-SHORT BOND FUND

Portfolio Managers

•	James F. Keegan
•	Perry Troisi
•	Michael Rieger

INVESTMENT CONCERNS

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

U.S. Government guarantees apply only to the underlying securities of the Fund’s portfolio and not the Fund’s shares.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2016?

The Seix U.S. Government Securities Ultra-Short Bond Fund (I Shares) returned –0.11%. That compared to a 0.24% return for the Fund’s benchmark, the Barclays 3-6 month U.S. Treasury Bill Index.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2016?

Short-term interest rates moved higher during the 12-month period as the U.S. Federal Reserve raised overnight interest rates in December 2015. The rising-rate environment hurt absolute returns.

The spreads between the yields on Treasuries and government-guaranteed securitized issues widened during the period, and was the primary detractor from relative performance. The Fund’s return relative to its benchmark benefited from an overweight exposure to higher-yielding securities.

How do you plan to position the Fund, based on market conditions?

We expect the U.S. economy’s anemic growth to cause the Fed to maintain a relatively soft approach to interest rate increases. The direction of the financial markets is likely to have an increasing impact on the Fed’s interest rate strategy in the near term.

Concerns persist about the health of U.S. and world economies. U.S. economic growth has consistently underwhelmed throughout this recovery. Across the globe, deflationary pressures continue to persist due to excessive debt, slow productivity growth and a surplus of production capacity. Given this environment, we expect interest rates to remain range-bound, with a bias toward the lower end, and we think credit spreads will remain volatile for the foreseeable future. Our investment strategy for the Fund will continue to emphasize well-structured short-duration government mortgage-backed securities (MBS) that will provide higher coupon income relative to its benchmark.

SEIX U.S. GOVERNMENT SECURITIES ULTRA-SHORT BOND FUND

Growth of a $10,000 Investment (as of March 31, 2016)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/06. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Barclays 3-6 Month U.S. Treasury Bill Index (“Index”). The Index is the 3-6 month component of the Barclays U.S. Treasury Bills Index, which includes U.S. Treasury bills with a remaining maturity from 1 up to (but not including) 12 months. It excludes zero coupon strips. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

	Average Annual Total Returns as of 3/31/16
Seix U.S. Government Securities Ultra-Short Bond Fund	1 Year	3 Year	5 Year	10 Year
I Shares	–0.11%	0.26%	0.73%	2.39%
Barclays 3-6 Month U.S. Treasury Bill Index	0.24%	0.14%	0.15%	1.32%

Prospectus Expense Ratio[1]				Gross
I Shares				0.39%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/16 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2016)

as a percentage of investments

SEIX U.S. MORTGAGE FUND

Portfolio Managers

•	James F. Keegan
•	Perry Troisi
•	Michael Rieger
•	Seth Antiles, Ph.D
•	Jonathan Yozzo
•	Carlos Catoya

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

U.S. Government guarantees apply only to the underlying securities of the Fund’s portfolio and not the Fund’s shares.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2016?

The Seix U.S. Mortgage Fund (I Shares) returned 1.84%. That compares to a 2.43% return for the Fund’s benchmark, the Barclays U.S. Mortgage Backed Securities Index.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2016?

Treasuries and high-grade corporate bonds benefited from a flight to quality among investors concerned about global economic growth. Those worries were fueled in part by a slowdown in China, related weakness in commodities and questions about the Fed’s future rate path. Corporate spreads widened during the period.

The Fund’s allocation to 30-year Government National Mortgage Association (GNMA) bonds detracted from performance relative to the benchmark. Conversely, relative performance benefited from an overweight position in commercial mortgage-backed securities. Another positive contributor was the Fund’s underweight position in conventional 15-year residential mortgage-backed securities (RMBS).

How do you plan to position the Fund, based on market conditions?

We expect the U.S. economy’s anemic growth to cause the Fed to maintain a relatively soft approach to interest rate increases. The direction of the financial markets is likely to have an increasing impact on the Fed’s interest rate strategy in the near term.

Concerns persist about the health of U.S. and world economies. U.S. economic growth has consistently underwhelmed throughout this recovery. Across the globe, deflationary pressures continue to persist due to excessive debt, slow productivity growth and a surplus of productive capacity. Given this environment, we expect interest rates to remain range-bound, with a bias toward the lower end, and we think credit spreads will remain volatile for the foreseeable future. Our investment strategy continues to prioritize safe income at a reasonable price.

SEIX U.S. MORTGAGE FUND

Growth of a $10,000 Investment (as of March 31, 2016)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/06. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Barclays U.S. Mortgage Backed Securities Index, which covers agency pass-through securities (both fixed-rate and hybrid ARM) issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/16
Seix U.S. Mortgage Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	1.72%	2.30%	3.14%	4.25%
	with sales charge*	–0.83%	1.43%	2.62%	3.99%
C Shares	without CDSC	0.88%	1.52%	2.33%	3.43%
	with CDSC*	–0.12%	1.52%	2.33%	3.43%
I Shares		1.84%	2.51%	3.34%	4.47%
Barclays U.S. Mortgage Backed Securities Index		2.43%	2.70%	3.24%	4.85%

Prospectus Expense Ratio[1]					Gross
A Shares					1.33%
C Shares					2.05%
I Shares					1.16%

The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2016 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 0.90%, 1.65% and 0.70% for A, C and I Shares, respectively. Without these fee waivers, performance would have been lower.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 2.50% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.
[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/16 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2016)

as a percentage of investments

SEIX ULTRA-SHORT BOND FUND

Portfolio Managers

•	James F. Keegan
•	Perry Troisi
•	Michael Rieger
•	Jonathan Yozzo
•	Carlos Catoya

INVESTMENT CONCERNS

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

U.S. Government guarantees apply only to the underlying securities of the Fund’s portfolio and not the Fund’s shares.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform relative to its benchmark for the fiscal year ended March 31, 2016?

The Seix Ultra-Short Bond Fund (I Shares) returned 0.42%. That compared to a 0.24% return for the Fund’s benchmark, the Barclays 3-6 Month Treasury Bill Index.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2016?

Short-term interest rates moved higher during the 12-month period as the U.S. Federal Reserve raised overnight interest rates in December 2015. The rising-rate environment muted absolute returns.

The Fund held an overweight position in “spread sectors” such as corporate paper and securitized bonds, which provide higher yield than Treasury bills. That positioning provided the largest positive contribution to relative performance during the fiscal year.

How do you plan to position the Fund, based on market conditions?

We expect the U.S. economy’s anemic growth to cause the Fed to maintain a relatively soft approach to interest rate increases. The direction of the financial markets is likely to have an increasing impact on the Fed’s interest rate strategy in the near term.

Concerns persist about the health of U.S. and world economies. U.S. economic growth has consistently underwhelmed throughout this recovery. Across the globe, deflationary pressures continue to persist due to excessive debt, slow productivity growth and a surplus of production capacity. Given this environment, we expect interest rates to remain range-bound, with a bias toward the lower end, and we think credit spreads will remain volatile for the foreseeable future. Our investment strategy for the Fund continues to emphasize higher quality short-duration spread product that will provide higher coupon income relative to its benchmark.

SEIX ULTRA-SHORT BOND FUND

Growth of a $10,000 Investment (as of March 31, 2016)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/06. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Barclays 3-6 Month U.S. Treasury Bill Index. The Barclays 3-6 Month U.S. Treasury Bill Index (“Index”) is the 3-6 month component of the Barclays U.S. Treasury Bills Index, which includes U.S. Treasury bills with a remaining maturity from 1 up to (but not including) 12 months. It excludes zero coupon strips. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

	Average Annual Total Returns as of 3/31/16
Seix Ultra-Short Bond Fund	1 Year	3 Year	5 Year	10 Year
I Shares	0.42%	0.58%	0.89%	2.20%
Barclays 3-6 Month U.S. Treasury Bill Index	0.24%	0.14%	0.15%	1.32%

Prospectus Expense Ratio[1]				Gross
I Shares				0.37%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/16 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2016)

as a percentage of investments

SEIX VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND

Portfolio Manager

•	Chris Carter, CFA

INVESTMENT CONCERNS

The geographical concentration of portfolio holdings in this Fund may involve increased risk.

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund’s income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform relative to its benchmark for the fiscal year ended March 31, 2016?

The Seix Virginia Intermediate Municipal Bond Fund (I Shares) posted a total return of 3.30%. That compared to 12-month returns of 2.82% and 3.46% for the Lipper Other States Intermediate Municipal Debt Funds Category and the Barclays U.S. Municipal Bond 1-15 Year Blend Index, respectively.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2016?

Municipal bonds (munis) benefited from increased investor demand, which helped drive prices up and yields down on five-, 10- and 30-year AAA-rated munis. Investors were attracted to munis as they searched for income and stability in a relatively volatile low-interest rate environment. Demand was strong enough to more than offset the impact of high new issuance.

Credit spreads tightened. Holdings issued by transportation and health care entities led performance among the larger sectors of the Fund’s benchmark.

The Fund’s greater-than-benchmark holdings of munis with maturities of 10 years and longer added to relative results, as the long bond sector outperformed the five-year bond sector by a wide margin. Overweight positions in the leasing and water and sewer sectors added to relative results, as did security selection in the special tax arena.

Underweight allocations to state and local general obligation bonds and to the power sector weighed on results, as did higher-than-benchmark holdings of AAA-rated securities.

How do you plan to position the Fund, based on market conditions?

We remain constructive on the municipal sector because of its tax-exempt income, strong technical factors, healthy fundamentals, and attractive yields relative to other fixed income alternatives. Negative headlines still persist from some entities experiencing fiscal strain but do not reflect the financial condition of most municipal borrowers. Tight credit spreads continue to warrant a degree of caution at this point in the economic/credit cycle.

The Fund’s present curve posture and sector allocations seem appropriate given our forecasts for the economy and financial markets. We will continue to make tactical adjustments to the Fund, periodically, as a part of an active portfolio management process and all activity will occur within an investment grade construct.

SEIX VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND

Growth of a $10,000 Investment (as of March 31, 2016)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/06. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Barclays U.S. Municipal Bond 1-15 Year Blend Index (“Index”) which is an index of tax-exempt bonds with maturities ranging between 1 and 15 years. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/16
Seix Virginia Intermediate Municipal Bond Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	3.29%	2.44%	3.81%	3.92%
	with sales charge*	–1.61%	0.78%	2.80%	3.41%
I Shares		3.30%	2.53%	3.94%	4.06%
Barclays U.S. Municipal Bond 1-15 Year Blend Index		3.46%	3.05%	4.42%	4.56%

Prospectus Expense Ratio[1]					Gross
A Shares					0.74%
I Shares					0.65%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75%.
[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/16 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2016)

as a percentage of investments

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2016

Seix Core Bond Fund

	Shares or Principal Amount($)	Value($)

Asset-Backed Securities 3.1%
Automobiles 0.3%
Ford Credit Auto Owner Trust, Series 2016-1, Cl A, 2.310%, 08/15/27(a)	845,000	845,407

Credit Card 1.2%
Barclays Dryrock Issuance Trust, Series 2014-3, Cl A, 2.410%, 07/15/22	2,125,000	2,176,090
Cabela’s Credit Card Master Note Trust, Series 2014-2, Cl A, 0.886%, 07/15/22(b)	953,000	937,474

		3,113,564

Other 1.6%
DB Master Finance LLC, Series 2015-1A, Cl A2II, 3.980%, 02/20/45(a)	2,603,700	2,546,418
Domino’s Pizza Master Issuer LLC, Series 2012-1A, Cl A2, 5.216%, 01/25/42(a)	1,156,084	1,183,082
Ohio Phase-In-Recovery Funding LLC, Series 2013-1, Cl A2, 2.049%, 07/01/20	685,000	694,812

		4,424,312

Total Asset-Backed Securities (Cost $8,375,189)		8,383,283

Collateralized Mortgage Obligations 5.0%
Commercial Mortgage Backed Securities 5.0%
Federal Home Loan Mortgage Corporation
Series KP02, Cl A2, 2.355%, 04/25/21(b)	1,967,000	2,015,158

FREMF Mortgage Trust
Series 2016-K52, Cl B, 3.921%, 01/25/49(a)(b)	745,000	652,897

GS Mortgage Securities Corp. II
Series 2012-ALOH, Cl A, 3.551%, 04/10/34(a)	980,000	1,043,191
Series 2012-BWTR, Cl B, 3.255%, 11/05/34(a)	1,195,000	1,187,834

		2,231,025

GS Mortgage Securities Trust
Series 2010-C1, Cl A2, 4.592%, 08/10/43(a)	1,011,000	1,104,770

JPMorgan Chase Commercial Mortgage Securities Trust
Series 2012-HSBC, Cl B, 3.722%, 07/05/32(a)	380,000	388,088

	Shares or Principal Amount($)	Value($)

Commercial Mortgage Backed Securities—continued
Madison Avenue Trust
Series 2013-650M, Cl B, 4.034%, 10/12/32(a)(b)	1,815,000	1,888,823

Morgan Stanley Capital I Trust
Series 2014-CPT, Cl A, 3.350%, 07/13/29(a)	3,285,000	3,450,212

VNDO Mortgage Trust
Series 2013-PENN, Cl B, 3.947%, 12/13/29(a)(b)	1,125,000	1,173,387

Wells Fargo Commercial Mortgage Trust
Series 2013-BTC, Cl A, 3.544%, 04/16/35(a)	510,000	539,405

Total Collateralized Mortgage Obligations (Cost $13,376,967)		13,443,765

Corporate Bonds 27.7%
Aerospace/Defense 0.3%
L-3 Communications Corp., 3.950%, 05/28/24	244,000	234,832
Lockheed Martin Corp., 4.700%, 05/15/46	447,000	499,805

		734,637

Agriculture 0.4%
Japan Tobacco, Inc., 2.100%, 07/23/18(a)	1,187,000	1,198,218

Airlines 1.3%
American Airlines Pass Through Trust, Series 2013-2, 4.950%, 07/15/24	819,993	877,327
American Airlines Pass Through Trust, Series 2015-2, 3.600%, 03/22/29	127,000	130,810
American Airlines Pass Through Trust, Series 2016-1, Cl A, 4.100%, 07/15/29	858,000	887,944
Delta Air Lines Pass Through Trust, Series 2015-1, 3.625%, 07/30/27	191,138	188,988
Southwest Airlines Co., 2.650%, 11/05/20	415,000	423,140
Spirit Airlines Pass Through Trust, Series 2015-1, 4.100%, 04/01/28	227,000	228,135
United Airlines Pass Through Trust, Series 2014-1, Cl A, 4.000%, 04/11/26	862,579	890,612

		3,626,956

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2016

Seix Core Bond Fund — continued

	Shares or Principal Amount($)	Value($)

Auto Manufacturers 1.2%
Daimler Finance North America LLC, 2.250%, 03/02/20(a)	564,000	567,485
Ford Motor Credit Co. LLC, 3.336%, 03/18/21	1,153,000	1,186,488
General Motors Co., 5.200%, 04/01/45	835,000	784,960
Volkswagen International Finance, 2.375%, 03/22/17(a)	742,000	745,176

		3,284,109

Auto Parts & Equipment 0.5%
Delphi Automotive PLC, 4.250%, 01/15/26	482,000	503,121
Magna International, Inc., 4.150%, 10/01/25	811,000	859,294

		1,362,415

Banks 5.8%
Bank of America Corp., 1.700%, 08/25/17, MTN	644,000	644,867
Bank of America Corp., 4.450%, 03/03/26	450,000	463,585
Bank of America NA, 1.750%, 06/05/18	498,000	497,881
BPCE SA, 2.650%, 02/03/21	715,000	721,479
Citigroup, Inc., 2.500%, 09/26/18	1,039,000	1,054,890
Cooperatieve Rabobank UA, 2.500%, 01/19/21, MTN	479,000	483,481
Credit Suisse Group Funding Guernsey Ltd., 3.800%, 09/15/22	877,000	872,856
Fifth Third Bank, 3.850%, 03/15/26	980,000	1,003,910
Goldman Sachs Group, Inc. (The), 2.550%, 10/23/19	552,000	560,352
Goldman Sachs Group, Inc. (The), 5.150%, 05/22/45	558,000	566,863
Huntington National Bank (The), 1.300%, 11/20/16	1,072,000	1,072,045
ING Bank NV, 1.800%, 03/16/18(a)	684,000	685,993
JPMorgan Chase & Co., 2.250%, 01/23/20	823,000	829,510
KeyCorp, 2.900%, 09/15/20, MTN	423,000	429,933
Lloyds Bank PLC, 2.050%, 01/22/19	600,000	600,124
Morgan Stanley, 3.950%, 04/23/27	464,000	464,490

	Shares or Principal Amount($)	Value($)

Banks—continued
Morgan Stanley, 4.300%, 01/27/45	1,458,000	1,467,099
US Bancorp, 2.350%, 01/29/21, MTN	392,000	397,981
US Bancorp, 3.600%, 09/11/24, MTN	639,000	673,377
US Bank NA, 1.100%, 01/30/17	1,229,000	1,231,731
Wells Fargo & Co., 4.300%, 07/22/27, MTN	894,000	948,573

		15,671,020

Beverages 0.9%
Anheuser-Busch InBev Finance, Inc., 2.650%, 02/01/21	337,000	346,297
Anheuser-Busch InBev Finance, Inc., 3.650%, 02/01/26	209,000	219,787
Anheuser-Busch InBev Finance, Inc., 4.900%, 02/01/46	645,000	720,827
SABMiller Holdings, Inc., 2.450%, 01/15/17(a)	1,133,000	1,143,390

		2,430,301

Biotechnology 0.5%
Biogen, Inc., 5.200%, 09/15/45	428,000	474,734
Celgene Corp., 4.625%, 05/15/44	288,000	293,424
Celgene Corp., 5.000%, 08/15/45	422,000	456,323

		1,224,481

Commercial Services 0.7%
ERAC USA Finance LLC, 2.750%, 03/15/17(a)	567,000	573,742
ERAC USA Finance LLC, 3.850%, 11/15/24(a)	310,000	324,076
ERAC USA Finance LLC, 4.500%, 02/15/45(a)	337,000	331,967
ERAC USA Finance LLC, 5.250%, 10/01/20(a)	504,000	555,956

		1,785,741

Computers 0.3%
Apple, Inc., 3.200%, 05/13/25	852,000	892,609

Diversified Financial Services 1.2%
Air Lease Corp., 2.625%, 09/04/18	1,276,000	1,267,945
American Express Credit Corp., 2.375%, 03/24/17, MTN	360,000	364,223
Lazard Group LLC, 3.750%, 02/13/25	1,189,000	1,097,466

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2016

Seix Core Bond Fund — continued

	Shares or Principal Amount($)	Value($)

Diversified Financial Services—continued
TD Ameritrade Holding Corp., 2.950%, 04/01/22	391,000	399,082

		3,128,716

Electric 0.3%
Berkshire Hathaway Energy Co., 6.125%, 04/01/36	220,000	272,366
Dominion Resources, Inc., 1.950%, 08/15/16	322,000	323,017
Exelon Generation Co. LLC, 6.200%, 10/01/17	291,000	309,418

		904,801

Healthcare-Products 0.3%
Becton Dickinson and Co., 4.685%, 12/15/44	211,000	227,914
Medtronic, Inc., 3.500%, 03/15/25	176,000	187,852
Medtronic, Inc., 4.625%, 03/15/45	450,000	503,648

		919,414

Healthcare-Services 0.2%
Howard Hughes Medical Institute, 3.500%, 09/01/23	405,000	433,305

Housewares 0.3%
Newell Rubbermaid, Inc., 5.500%, 04/01/46	620,000	673,566

Insurance 0.9%
Chubb INA Holdings, Inc., 4.350%, 11/03/45	270,000	294,249
MassMutual Global Funding LLC, 2.000%, 04/05/17(a)	702,000	708,952
Nationwide Financial Services, Inc., 5.375%, 03/25/21(a)	975,000	1,068,953
Reinsurance Group of America, Inc., 4.700%, 09/15/23, MTN	259,000	270,058

		2,342,212

Media 0.5%
Comcast Corp., 4.650%, 07/15/42	1,167,000	1,298,125

Mining 1.6%
Barrick (PD) Australia Finance Property Ltd., 5.950%, 10/15/39	1,098,000	987,650
Barrick International Barbados Corp., 6.350%, 10/15/36(a)	658,000	597,446
BHP Billiton Finance USA Ltd., 5.000%, 09/30/43	544,000	553,414
Newmont Mining Corp., 6.250%, 10/01/39	1,793,000	1,791,831

	Shares or Principal Amount($)	Value($)

Mining—continued
Rio Tinto Finance USA Ltd., 3.750%, 06/15/25	445,000	433,686

		4,364,027

Miscellaneous Manufacturer 0.7%
3M Co., 1.375%, 09/29/16	327,000	328,154
General Electric Co., 3.450%, 05/15/24, MTN	940,000	1,013,079
General Electric Co., 4.125%, 10/09/42	240,000	253,104
General Electric Co., 5.250%, 12/06/17	247,000	264,692

		1,859,029

Oil & Gas 3.3%
Apache Corp., 3.250%, 04/15/22	649,000	624,432
BP Capital Markets PLC, 2.248%, 11/01/16	471,000	474,631
ConocoPhillips Co., 5.950%, 03/15/46	696,000	748,730
Devon Energy Corp., 5.850%, 12/15/25(c)	649,000	626,439
Ensco PLC, 4.500%, 10/01/24(c)	262,000	145,410
Ensco PLC, 5.200%, 03/15/25(c)	337,000	188,720
Ensco PLC, 5.750%, 10/01/44	637,000	315,315
EOG Resources, Inc., 4.150%, 01/15/26	938,000	975,383
Exxon Mobil Corp., 1.912%, 03/06/20	625,000	632,015
Exxon Mobil Corp., 3.043%, 03/01/26	1,210,000	1,238,388
Marathon Oil Corp., 3.850%, 06/01/25(c)	648,000	526,566
Marathon Petroleum Corp., 3.625%, 09/15/24	96,000	87,785
Marathon Petroleum Corp., 5.000%, 09/15/54	363,000	284,119
Shell International Finance BV, 3.250%, 05/11/25	737,000	743,954
Woodside Finance Ltd., 3.650%, 03/05/25(a)	642,000	596,389
Woodside Finance Ltd., 4.600%, 05/10/21(a)	590,000	611,359

		8,819,635

Oil & Gas Services 0.8%
FMC Technologies, Inc., 3.450%, 10/01/22	185,000	164,398

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2016

Seix Core Bond Fund — continued

	Shares or Principal Amount($)	Value($)

Oil & Gas Services—continued
Schlumberger Holdings Corp., 3.000%, 12/21/20(a)	515,000	522,125
Schlumberger Holdings Corp., 4.000%, 12/21/25(a)	1,008,000	1,040,689
Schlumberger Investment SA, 3.300%, 09/14/21(a)	442,000	455,256

		2,182,468

Pharmaceuticals 0.4%
AbbVie, Inc., 3.600%, 05/14/25	569,000	597,289
Express Scripts Holding Co., 2.650%, 02/15/17	358,000	362,676
Novartis Securities Investment Ltd., 5.125%, 02/10/19	215,000	238,006

		1,197,971

Pipelines 0.1%
Phillips 66 Partners LP, 3.605%, 02/15/25	105,000	95,414
Phillips 66 Partners LP, 4.680%, 02/15/45	131,000	108,796

		204,210

Real Estate Investment Trust 1.2%
American Tower Corp., 3.500%, 01/31/23	361,000	364,422
American Tower Corp., 5.000%, 02/15/24	711,000	780,232
Boston Properties LP, 3.650%, 02/01/26	416,000	431,664
Digital Realty Trust LP, 3.950%, 07/01/22	730,000	743,301
Digital Realty Trust LP, 4.750%, 10/01/25	473,000	481,564
Simon Property Group LP, 3.300%, 01/15/26	306,000	317,564

		3,118,747

Retail 0.8%
CVS Health Corp., 5.125%, 07/20/45	375,000	434,296
Home Depot, Inc. (The), 2.625%, 06/01/22	364,000	376,534
Kohl’s Corp., 5.550%, 07/17/45	260,000	235,309
Wal-Mart Stores, Inc., 1.125%, 04/11/18	1,133,000	1,141,515

		2,187,654

Semiconductors 1.3%
Analog Devices, Inc., 5.300%, 12/15/45	933,000	1,047,036
Intel Corp., 1.950%, 10/01/16	380,000	382,638
Intel Corp., 4.900%, 07/29/45	366,000	410,494

	Shares or Principal Amount($)	Value($)

Semiconductors—continued
TSMC Global Ltd., 1.625%, 04/03/18(a)	1,673,000	1,663,464

		3,503,632

Software 0.4%
Fidelity National Information Services, Inc., 4.500%, 10/15/22	494,000	526,804
Oracle Corp., 1.200%, 10/15/17	272,000	273,588
Oracle Corp., 2.375%, 01/15/19	305,000	316,174

		1,116,566

Telecommunication Services 1.5%
AT&T, Inc., 2.375%, 11/27/18	532,000	543,457
AT&T, Inc., 3.950%, 01/15/25	168,000	174,608
AT&T, Inc., 4.350%, 06/15/45	208,000	190,548
AT&T, Inc., 4.750%, 05/15/46	400,000	390,183
CC Holdings GS V LLC/Crown Castle GS III Corp., 3.849%, 04/15/23	956,000	985,589
Cisco Systems, Inc., 2.125%, 03/01/19	460,000	473,272
Crown Castle Towers LLC, 3.222%, 05/15/42(a)	675,000	676,012
Verizon Communications, Inc., 5.012%, 08/21/54	615,000	616,986

		4,050,655

Total Corporate Bonds (Cost $72,749,809)		74,515,220

U.S. Government Agency Mortgages 24.9%
Federal Home Loan Mortgage Corporation
Pool #G30614, 3.500%, 12/01/32	943,669	1,000,958
Pool #C91768, 3.500%, 07/01/34	1,213,036	1,278,278
Pool #G01779, 5.000%, 04/01/35	153,638	170,411
Pool #G01837, 5.000%, 07/01/35	591,925	656,229
Pool #G01838, 5.000%, 07/01/35	33,827	37,530
Pool #G03296, 6.000%, 09/01/37	324,408	367,345
Pool #G05326, 5.000%, 02/01/38	149,843	165,988
Pool #G08347, 4.500%, 06/01/39	166,942	181,636
Pool #G08353, 4.500%, 07/01/39	213,140	231,914

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2016

Seix Core Bond Fund — continued

	Shares or Principal Amount($)	Value($)

U.S. Government Agency Mortgages—continued
Pool #G06079, 6.000%, 07/01/39	71,635	81,646
Pool #A89148, 4.000%, 10/01/39	387,968	415,197
Pool #A89384, 4.000%, 10/01/39	71,578	76,536
Pool #G08372, 4.500%, 11/01/39	624,258	679,537
Pool #A93101, 5.000%, 07/01/40	74,589	82,231
Pool #G06061, 4.000%, 10/01/40	560,542	601,945
Pool #A95085, 4.000%, 11/01/40	382,516	409,323
Pool #A95796, 4.000%, 12/01/40	232,319	248,791
Pool #A95822, 4.000%, 12/01/40	611,981	660,185
Pool #G60126, 4.500%, 11/01/41	62,322	67,798
Pool #Q18522, 3.500%, 05/01/43(d)	1,223,088	1,286,011
Pool #849167, 2.947%, 10/01/43(b)	861,067	892,115
Pool #G60019, 4.500%, 03/01/44	1,936,969	2,110,738
Pool #Q29416, 4.000%, 11/01/44	276,954	296,250
Pool #Q31066, 4.000%, 02/01/45	221,087	238,070
Pool #Q31645, 4.000%, 02/01/45	174,290	187,010
Pool #Q35611, 4.000%, 09/01/45	1,451,672	1,557,622

		13,981,294

Federal National Mortgage Association
Pool #AM6855, 3.150%, 11/01/24	90,000	94,671
Pool #AM6979, 3.310%, 11/01/24	378,000	402,289
Pool #AN0432, 2.970%, 12/01/25	520,000	544,489
Pool #AN0818, 3.050%, 01/01/26	207,000	218,186
Pool #AN0632, 3.210%, 01/01/26	1,550,000	1,625,601
Pool #AP9592, 3.500%, 10/01/32	970,864	1,029,449
Pool #MA1630, 4.000%, 10/01/33	339,568	366,233

	Shares or Principal Amount($)	Value($)

U.S. Government Agency Mortgages—continued
Pool #MA1763, 3.500%, 01/01/34	931,266	984,572
Pool #190370, 6.000%, 06/01/36	301,016	343,932
Pool #890248, 6.000%, 08/01/37	91,493	105,988
Pool #889529, 6.000%, 03/01/38	97,740	112,533
Pool #AE0814, 6.000%, 09/01/39	1,548,781	1,768,320
Pool #AC2817, 4.000%, 10/01/39	99,411	106,208
Pool #AX3605, 3.500%, 01/01/40	374,685	393,704
Pool #932441, 4.000%, 01/01/40	935,571	999,540
Pool #AC9564, 4.500%, 02/01/40	257,012	282,130
Pool #AL7497, 3.500%, 09/01/40	6,530,088	6,860,253
Pool #AD9725, 3.500%, 10/01/40	206,266	216,704
Pool #AE3860, 5.000%, 10/01/40	1,572,585	1,745,810
Pool #AE4414, 4.000%, 11/01/40	572,397	613,396
Pool #AE5143, 4.000%, 11/01/40	77,763	83,333
Pool #AE9284, 4.000%, 11/01/40	138,151	147,790
Pool #AB2071, 3.500%, 01/01/41	93,285	98,012
Pool #MA0639, 4.000%, 02/01/41	260,915	279,554
Pool #AL0215, 4.500%, 04/01/41	890,229	971,820
Pool #AB3274, 4.500%, 07/01/41	457,991	501,484
Pool #AB3865, 3.500%, 11/01/41	195,093	205,923
Pool #AT8263, 3.500%, 01/01/42	22,321	23,532
Pool #AW8154, 3.500%, 01/01/42	4,402,405	4,633,963
Pool #AB5188, 3.500%, 05/01/42	1,090,681	1,146,184
Pool #AP7874, 3.500%, 10/01/42	327,514	344,183
Pool #AB8726, 3.500%, 03/01/43	1,698,962	1,785,277

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2016

Seix Core Bond Fund — continued

	Shares or Principal Amount($)	Value($)

U.S. Government Agency Mortgages—continued
Pool #AL3657, 3.500%, 06/01/43	665,926	703,828
Pool #AU3742, 3.500%, 08/01/43	249,519	262,728
Pool #AL5939, 3.500%, 09/01/43(d)	1,405,535	1,479,469
Pool #AL6223, 4.500%, 08/01/44	887,019	965,798
Pool #AY2685, 4.500%, 01/01/45	132,792	145,804
Pool #AX8835, 2.801%, 02/01/45(b)	656,399	676,323
Pool #AZ7723, 4.500%, 10/01/45	213,202	232,603
Pool #BC2470, 3.500%, 02/01/46	564,003	594,945

		34,096,561

Government National Mortgage Association
Pool #MA0321, 5.000%, 08/20/42	96,691	107,789
Pool #666413, 4.000%, 09/15/43	270,300	291,916
Pool #MA2681, 5.000%, 03/20/45	405,879	441,939
Pool #AM0226, 4.000%, 05/15/45	2,819,752	3,020,415
Pool #AM9875, 4.000%, 06/15/45	459,852	493,918
Pool #AN7421, 4.000%, 06/15/45	247,100	264,959
Pool #AM7092, 4.500%, 06/15/45	394,554	429,933
Pool #AN8476, 3.500%, 07/15/45	774,014	818,440
Pool #626960, 3.500%, 07/15/45	1,544,897	1,641,781
Pool #AM8631, 4.000%, 07/15/45	673,409	721,501
Pool #AN5745, 4.000%, 07/15/45	939,278	1,009,007
Pool #AN5781, 4.000%, 07/15/45	509,258	546,236
Pool #AN5764, 4.000%, 07/15/45	383,434	411,959
Pool #AN5766, 4.000%, 07/15/45	421,336	452,019
Pool #AN6811, 4.000%, 07/15/45	196,739	210,762
Pool #AO0509, 3.500%, 08/15/45	1,009,051	1,068,148

	Shares or Principal Amount($)	Value($)

U.S. Government Agency Mortgages—continued
Pool #626970, 3.500%, 08/15/45	607,031	645,119
Pool #AO3608, 4.000%, 08/15/45	1,904,792	2,043,544
Pool #AM9046, 4.500%, 08/15/45	2,736,945	2,985,072
Pool #AB5970, 4.000%, 10/15/45	447,758	482,009
Pool #AB5975, 4.000%, 11/15/45	901,826	970,802

		19,057,268

Total U.S. Government Agency Mortgages (Cost $65,899,861)		67,135,123

U.S. Treasury Obligations 36.6%
U.S. Treasury Bond 4.9%
3.000%, 11/15/45	12,210,000	13,181,550

U.S. Treasury Notes 31.7%
0.500%, 06/15/16	37,600,000	37,616,882
1.250%, 10/31/18(e)	13,389,000	13,534,391
1.375%, 02/29/20	4,798,000	4,850,668
1.625%, 02/15/26(c)	29,779,000	29,346,281

		85,348,222

Total U.S. Treasury Obligations (Cost $98,717,241)		98,529,772

Foreign Government Bond 0.2%
Sovereign 0.2%
Mexico Government International Bond, 5.550%, 01/21/45	396,000	438,570

Total Foreign Government Bond (Cost $404,958)		438,570

Money Market Funds 8.1%
State Street Institutional Treasury Money Market Fund, Institutional Class, 0.19%(f)	8,951,394	8,951,394
State Street Institutional U.S. Government Money Market Fund, Institutional Class, 0.24%(f)(g)	12,791,803	12,791,803

Total Money Market Funds (Cost $21,743,197)		21,743,197

Total Investments (Cost $281,267,222) — 105.6%		284,188,930
Liabilities in Excess of Other Assets — (5.6)%		(15,026,075)

Net Assets — 100.0%		$269,162,855

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2016

Seix Core Bond Fund — concluded

(a)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s investment adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 11.2% of net assets as of March 31, 2016.

(b)	Variable or floating rate security. Rate disclosed is as of March 31, 2016.

(c)	The security or a partial position of the security was on loan as of March 31, 2016. The total value of securities on loan as of March 31, 2016 was $12,492,396.

(d)	All or a portion of this security has been purchased on a when-issued or delayed-delivery basis.
(e)	All or a portion of this security has been segregated, or otherwise earmarked, in connection with obligations for when-issued or delayed-delivery purchase commitments.

(f)	Rate disclosed, the 7 day yield, is as of March 31, 2016.

(g)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2016 (See Note 2(k)).

Investment Abbreviation

MTN — Medium Term Note

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2016

Seix Corporate Bond Fund

	Shares or Principal Amount($)	Value($)
Corporate Bonds 95.3%
Aerospace/Defense 1.2%
L-3 Communications Corp., 3.950%, 05/28/24	71,000	68,333
Lockheed Martin Corp., 4.700%, 05/15/46	124,000	138,648

		206,981

Agriculture 1.4%
Japan Tobacco, Inc., 2.100%, 07/23/18(a)	250,000	252,363

Airlines 4.5%
American Airlines Pass Through Trust, Series 2015-2, 3.600%, 09/22/27	128,000	131,840
American Airlines Pass Through Trust, Series 2016-1, Cl A, 4.100%, 01/15/28	200,000	206,980
Delta Air Lines Pass Through Trust, Series 2015-1, 3.625%, 07/30/27	66,653	65,903
Southwest Airlines Co., 2.650%, 11/05/20	117,000	119,295
Spirit Airlines Pass Through Trust, Series 2015-1, 4.100%, 04/01/28	115,000	115,575
United Airlines Pass Through Trust, Series 2014-1, Cl A, 4.000%, 04/11/26	150,393	155,281

		794,874

Auto Manufacturers 3.1%
Ford Motor Credit Co. LLC, 3.336%, 03/18/21	306,000	314,887
General Motors Co., 5.200%, 04/01/45	235,000	220,917

		535,804

Auto Parts & Equipment 3.2%
Delphi Automotive PLC, 4.250%, 01/15/26	128,000	133,609
Lear Corp., 4.750%, 01/15/23	135,000	138,713
Magna International, Inc., 4.150%, 10/01/25	270,000	286,078

		558,400

Banks 17.0%
Bank of America Corp., 4.450%, 03/03/26	206,000	212,218
Bank of America Corp., 6.300%(b)(c)	151,000	155,530
BPCE SA, 2.650%, 02/03/21	250,000	252,265
Fifth Third Bank, 3.850%, 03/15/26	259,000	265,319

	Shares or Principal Amount($)	Value($)
Banks—continued
Goldman Sachs Group, Inc. (The), 5.150%, 05/22/45	187,000	189,970
ING Bank NV, 1.800%, 03/16/18(a)	200,000	200,583
JPMorgan Chase & Co., 2.250%, 01/23/20	224,000	225,772
KeyCorp, 2.900%, 09/15/20, MTN	138,000	140,262
Morgan Stanley, 2.650%, 01/27/20	209,000	212,090
Morgan Stanley, 3.950%, 04/23/27	181,000	181,191
Toronto-Dominion Bank, 2.125%, 04/07/21(d)	375,000	375,079
US Bancorp, 2.350%, 01/29/21, MTN	109,000	110,663
US Bancorp, 3.600%, 09/11/24, MTN	198,000	208,652
Wells Fargo & Co., 4.300%, 07/22/27, MTN	233,000	247,223

		2,976,817

Beverages 1.5%
Anheuser-Busch InBev Finance, Inc., 3.650%, 02/01/26	57,000	59,942
Anheuser-Busch InBev Finance, Inc., 4.900%, 02/01/46	176,000	196,691

		256,633

Biotechnology 1.6%
Biogen, Inc., 5.200%, 09/15/45	124,000	137,540
Celgene Corp., 4.625%, 05/15/44	67,000	68,262
Celgene Corp., 5.000%, 08/15/45	69,000	74,612

		280,414

Commercial Services 3.0%
ERAC USA Finance LLC, 2.750%, 03/15/17(a)	215,000	217,557
ERAC USA Finance LLC, 4.500%, 02/15/45(a)	72,000	70,925
ERAC USA Finance LLC, 5.250%, 10/01/20(a)	221,000	243,782

		532,264

Computers 1.4%
Apple, Inc., 3.200%, 05/13/25	230,000	240,963

Diversified Financial Services 4.8%
Air Lease Corp., 2.625%, 09/04/18	348,000	345,803
Lazard Group LLC, 3.750%, 02/13/25(e)	401,000	370,130
TD Ameritrade Holding Corp., 2.950%, 04/01/22	115,000	117,377

		833,310

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2016

Seix Corporate Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Electric 2.6%
Berkshire Hathaway Energy Co., 6.125%, 04/01/36	91,000	112,660
Exelon Generation Co. LLC, 6.200%, 10/01/17	149,000	158,431
FirstEnergy Transmission LLC, 5.450%, 07/15/44(a)	184,000	191,779

		462,870

Healthcare-Products 1.5%
Becton Dickinson and Co., 4.685%, 12/15/44	57,000	61,569
Medtronic, Inc., 3.500%, 03/15/25	56,000	59,771
Medtronic, Inc., 4.625%, 03/15/45	128,000	143,260

		264,600

Healthcare-Services 1.3%
Roche Holdings, Inc., 2.250%, 09/30/19(a)	216,000	222,586

Housewares 1.0%
Newell Rubbermaid, Inc., 5.500%, 04/01/46	166,000	180,342

Insurance 1.0%
Chubb INA Holdings, Inc., 4.350%, 11/03/45	76,000	82,826
Reinsurance Group of America, Inc., 4.700%, 09/15/23, MTN	92,000	95,928

		178,754

Media 0.6%
Comcast Corp., 4.650%, 07/15/42	92,000	102,337

Mining 4.4%
Barrick (PD) Australia Finance Property Ltd., 5.950%, 10/15/39	119,000	107,040
Barrick International Barbados Corp., 6.350%, 10/15/36(a)	219,000	198,846
BHP Billiton Finance USA Ltd., 5.000%, 09/30/43	178,000	181,080
Newmont Mining Corp., 6.250%, 10/01/39	178,000	177,884
Rio Tinto Finance USA Ltd., 3.750%, 06/15/25	116,000	113,051

		777,901

Miscellaneous Manufacturer 3.2%
General Electric Co., 3.450%, 05/15/24, MTN	253,000	272,669
General Electric Co., 4.125%, 10/09/42	112,000	118,115
General Electric Co., 5.250%, 12/06/17	158,000	169,317

		560,101

	Shares or Principal Amount($)	Value($)
Oil & Gas 15.0%
Apache Corp., 3.250%, 04/15/22	176,000	169,338
ConocoPhillips Co., 5.950%, 03/15/46	181,000	194,713
Devon Energy Corp., 5.850%, 12/15/25(f)	176,000	169,882
Ensco PLC, 4.500%, 10/01/24(f)	143,000	79,365
Ensco PLC, 5.200%, 03/15/25(f)	344,000	192,640
Ensco PLC, 5.750%, 10/01/44	125,000	61,875
EOG Resources, Inc., 4.150%, 01/15/26	257,000	267,242
Exxon Mobil Corp., 1.912%, 03/06/20	183,000	185,054
Exxon Mobil Corp., 3.043%, 03/01/26	338,000	345,930
Marathon Oil Corp., 3.850%, 06/01/25(f)	177,000	143,831
Marathon Petroleum Corp., 3.625%, 09/15/24	27,000	24,689
Marathon Petroleum Corp., 5.000%, 09/15/54	211,000	165,149
Shell International Finance BV, 3.250%, 05/11/25	244,000	246,302
Woodside Finance Ltd., 3.650%, 03/05/25(a)	96,000	89,180
Woodside Finance Ltd., 4.600%, 05/10/21(a)(e)	277,000	287,028

		2,622,218

Oil & Gas Services 2.7%
FMC Technologies, Inc., 3.450%, 10/01/22	49,000	43,543
Schlumberger Holdings Corp., 3.000%, 12/21/20(a)	142,000	143,965
Schlumberger Holdings Corp., 4.000%, 12/21/25(a)	278,000	287,015

		474,523

Pharmaceuticals 2.7%
AbbVie, Inc., 3.600%, 05/14/25	188,000	197,347
Express Scripts Holding Co., 2.650%, 02/15/17	275,000	278,591

		475,938

Pipelines 1.8%
NuStar Logistics LP, 4.800%, 09/01/20(e)	300,000	264,000
Phillips 66 Partners LP, 3.605%, 02/15/25	30,000	27,261
Phillips 66 Partners LP, 4.680%, 02/15/45	26,000	21,593

		312,854

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2016

Seix Corporate Bond Fund — concluded

	Shares or Principal Amount($)	Value($)
Real Estate Investment Trust 5.6%
American Tower Corp., 3.500%, 01/31/23	190,000	191,801
American Tower Corp., 5.000%, 02/15/24	215,000	235,935
Boston Properties LP, 3.650%, 02/01/26	114,000	118,293
Digital Realty Trust LP, 3.950%, 07/01/22	220,000	224,008
Digital Realty Trust LP, 4.750%, 10/01/25	123,000	125,227
Simon Property Group LP, 3.300%, 01/15/26	84,000	87,175

		982,439

Retail 1.9%
CVS Health Corp., 5.125%, 07/20/45	110,000	127,393
Home Depot, Inc. (The), 2.625%, 06/01/22	122,000	126,201
Kohl’s Corp., 5.550%, 07/17/45	83,000	75,118

		328,712

Semiconductors 1.1%
TSMC Global Ltd., 1.625%, 04/03/18(a)(e)	200,000	198,860

Software 1.6%
Fidelity National Information Services, Inc., 4.500%, 10/15/22	155,000	165,293
Microsoft Corp., 2.000%, 11/03/20	118,000	120,897

		286,190

Telecommunication Services 4.6%
AT&T, Inc., 3.950%, 01/15/25	54,000	56,124
AT&T, Inc., 4.350%, 06/15/45	37,000	33,896
AT&T, Inc., 4.750%, 05/15/46	165,000	160,950
CC Holdings GS V LLC/Crown Castle GS III Corp., 3.849%, 04/15/23	254,000	261,861
Verizon Communications, Inc., 5.012%, 08/21/54	300,000	300,969

		813,800

Total Corporate Bonds (Cost $16,617,631)		16,713,848

	Shares or Principal Amount($)	Value($)
Money Market Funds 7.3%
State Street Institutional Treasury Money Market Fund, Institutional Class, 0.19%(g)	813,998	813,998
State Street Institutional U.S. Government Money Market Fund, Institutional Class, 0.24%(g)(h)	471,458	471,458

Total Money Market Funds (Cost $1,285,456)		1,285,456

Total Investments (Cost $17,903,087) — 102.6%		17,999,304
Liabilities in Excess of Other Assets — (2.6)%		(450,994)

Net Assets — 100.0%		$17,548,310

(a)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s investment adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 14.8% of net assets as of March 31, 2016.

(b)	Variable or floating rate security. Rate disclosed is as of March 31, 2016.

(c)	Perpetual maturity.

(d)	All or a portion of this security has been purchased on a when-issued or delayed-delivery basis.

(e)	All or a portion of this security has been segregated, or otherwise earmarked, in connection with obligations for when-issued or delayed-delivery purchase commitments.

(f)	The security or a partial position of the security was on loan as of March 31, 2016. The total value of securities on loan as of March 31, 2016 was $452,997.

(g)	Rate disclosed, the 7 day yield, is as of March 31, 2016.

(h)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2016 (See Note 2(k)).

Investment Abbreviation

MTN —Medium Term Note

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2016

Seix Floating Rate High Income Fund

	Shares or Principal Amount($)	Value($)
Asset-Backed Security 0.0%(a)
Other 0.0%(a)
Cutwater 2015-I Ltd., Series 2015-1A, Cl D1, 4.522%, 07/15/27(b)(c)	1,294,000	1,058,470

Total Asset-Backed Security (Cost $1,041,779)		1,058,470

Bank Loans 93.8%
Aerospace 3.2%
Air Canada, 2015 Term Loan B, 4.000%, 09/26/19(b)(c)	13,215,333	13,202,910
AM General LLC, Term Loan B, 10.250%, 03/22/18(c)(d)	14,910,143	10,884,404
AWAS Finance Luxembourg S.A.R.L., Term Loan B, 06/10/16(b)(e)(f)	10,216,294	10,193,920
Computer Sciences Government Services, Inc., Term Loan B, 3.750%, 11/28/22(b)(c)	13,940,063	13,961,809
DAE Aviation Holdings, Inc., 1st Lien Term Loan, 5.250%, 07/07/22(b)(c)	2,691,475	2,679,713
Engility Corp., 2014 Term Loan B, 7.000%, 05/30/20(b)(c)	16,256,371	15,606,116
Engility Corp., 2nd Lien Term Loan, 12.000%, 05/30/21(b)(c)	10,605,000	9,915,675
Transdigm, Inc., 2015 Term Loan E, 3.500%, 05/14/22(b)(c)	24,330,934	23,935,557
Transdigm, Inc., Term Loan C, 3.750%, 02/28/20(b)(c)	22,276,287	21,957,959
Transdigm, Inc., Term Loan D, 3.750%, 06/04/21(b)(c)	8,876,887	8,740,538
US Airways Group, Inc., New Term Loan B1, 3.500%, 05/23/19(b)(c)	1,650,608	1,646,069
WP CPP Holdings LLC, Term Loan B3, 4.500%, 12/28/19(b)(c)	6,654,028	6,130,024
WP CPP Holdings LLC, New 2nd Lien Term Loan, 8.750%, 04/30/21(b)(c)	1,413,475	1,206,161

		140,060,855

Broadcasting 4.1%
Cumulus Media Holdings, Inc., 2013 Term Loan, 4.250%, 12/23/20(b)(c)	8,810,805	5,925,266

	Shares or Principal Amount($)	Value($)
Broadcasting—continued
EIG Investors Corp., 2016 Term Loan, 02/02/23(b)(e)(f)	6,915,000	6,396,375
iHeartCommunications, Inc., Term Loan D, 7.183%, 01/30/19(b)(c)(g)	36,585,459	25,335,430
iHeartCommunications, Inc., USD Extended Term Loan E, 7.933%, 07/30/19(b)(c)(g)	85,742,285	59,076,434
Tribune Media Co., Term Loan, 3.750%, 12/27/20(b)(c)	33,452,776	33,299,563
Univision Communications, Inc., Term Loan C3, 4.000%, 03/01/20(b)(c)	35,022,499	34,635,851
Univision Communications, Inc., Term Loan C4, 4.000%, 03/01/20(b)(c)	15,488,066	15,318,627

		179,987,546

Cable/Wireless Video 6.5%
CCO Safari III LLC, Term Loan H, 3.250%, 08/24/21(b)(c)	8,260,000	8,231,338
CCO Safari III LLC, Term Loan I, 3.500%, 01/24/23(b)(c)	3,880,000	3,881,086
Charter Communications Operating LLC, Term Loan E, 3.000%, 07/01/20(b)(c)	25,437,748	25,306,489
Charter Communications Operating LLC, Term Loan F, 3.000%, 01/04/21(b)(c)	3,852,016	3,833,449
CSC Holdings, Inc., New Term Loan B, 2.933%, 04/17/20(b)(c)	2,499,967	2,496,842
Liberty Cablevision of Puerto Rico LLC, 1st Lien Term Loan, 4.500%, 01/07/22(b)(c)	13,560,000	12,915,900
Liberty Cablevision of Puerto Rico LLC, 2nd Lien Term Loan, 7.750%, 07/07/23(b)(c)(e)	7,945,000	7,349,125
MCC Iowa LLC, Term Loan H, 3.250%, 01/29/21(b)(c)	11,373,336	11,297,476
Neptune Finco Corp., 2015 Term Loan B, 5.000%, 10/09/22(b)(c)	17,935,000	17,932,130
Quebecor Media, Inc., Term Loan B1, 3.250%, 08/17/20(b)(c)	29,159,832	28,734,682
UPC Financing Partnership, USD Term Loan AH, 3.344%, 06/30/21(b)(c)	5,726,632	5,674,462

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2016

Seix Floating Rate High Income Fund — continued

	Shares or Principal Amount($)	Value($)
Cable/Wireless Video—continued
Virgin Media Investment Holdings Ltd., USD Term Loan F, 3.500%, 06/30/23(b)(c)	38,273,621	37,924,565
WideOpenWest Finance LLC, Term Loan B1, 3.750%, 07/17/17(b)(c)	736,224	730,048
WideOpenWest Finance LLC, 2015 Term Loan B, 4.500%, 04/01/19(b)(c)	3,039,648	3,003,294
Ziggo Financing Partnership, USD Term Loan B1, 3.500%, 01/15/22(b)(c)	42,336,940	41,895,790
Ziggo Financing Partnership, USD Term Loan B2A, 3.500%-3.601%, 01/15/22(b)(c)	27,282,723	26,998,438
Ziggo Financing Partnership, USD Term Loan B3, 3.601%, 01/15/22(b)(c)	44,870,336	44,402,787

		282,607,901

Chemicals 4.4%
Axalta Coating Systems US Holdings, Inc., USD Term Loan, 3.750%, 02/01/20(b)(c)	10,182,995	10,110,900
Chemours Co., (The), Term Loan B, 3.750%, 05/12/22(b)(c)	10,024,250	9,548,098
Gemini HDPE LLC, Term Loan B, 4.750%, 08/07/21(b)(c)(e)	15,741,229	15,524,787
Huntsman International LLC, 2016 Term Loan B, 03/23/23(b)(e)(f)	13,200,000	13,134,000
Ineos Group Holdings S.A., US 2020 Term Loan, 3.750%, 12/15/20(b)(c)	59,084,836	58,050,851
Ineos US Finance LLC, USD 6 Year Term Loan, 3.750%, 05/04/18(b)(c)	8,496,409	8,390,204
Ineos US Finance LLC, 2015 USD Term Loan, 4.250%, 03/31/22(b)(c)	5,172,723	5,091,925
Kraton Polymers LLC, Term Loan B, 6.000%, 01/06/22(b)(c)(e)	8,385,000	7,896,574
MacDermid, Inc., USD 1st Lien Term Loan, 5.500%, 06/07/20(b)(c)	11,278,855	10,873,493

	Shares or Principal Amount($)	Value($)
Chemicals—continued
MacDermid, Inc., USD Term Loan B3, 5.500%, 06/07/20(b)(c)	8,044,575	7,762,049
Minerals Technologies, Inc., 2015 Term Loan B1, 3.750%-5.500%, 05/09/21(b)(c)	9,827,184	9,778,048
Minerals Technologies, Inc., Fixed Rate Term Loan, 4.750%, 05/09/21(b)(c)	3,580,000	3,575,525
Styrolution US Holding LLC, USD Term Loan B, 6.500%, 11/07/19(b)(c)	23,393,875	23,452,360
Univar Inc., 2015 Term Loan, 4.250%, 07/01/22(b)(c)	8,905,250	8,766,150

		191,954,964

Consumer Durables 0.1%
Steinway Musical Instruments, Inc., 1st Lien Term Loan, 4.750%, 09/19/19(b)(c)	5,804,295	5,572,123

Consumer Non-Durables 0.9%
Coty, Inc., USD Term Loan B, 3.750%, 10/27/22(b)(c)	3,191,667	3,180,496
Eastman Kodak Co., Exit Term Loan, 7.250%, 09/03/19(b)(c)	8,949,239	8,516,722
Galleria Co., USD Term Loan B, 3.750%, 01/26/23(b)(c)	8,128,333	8,097,852
Party City Holdings, Inc., 2015 Term Loan B, 4.250%, 08/19/22(b)(c)	6,129,420	6,073,213
Spectrum Brands, Inc., USD Term Loan, 3.500%, 06/23/22(b)(c)	3,338,729	3,346,241
Varsity Brands, Inc., 1st Lien Term Loan, 5.000%-6.500%, 12/11/21(b)(c)	8,870,088	8,836,825

		38,051,349

Diversified Media 6.4%
Affinion Group, Inc., Term Loan B, 6.750%, 04/30/18(b)(c)	5,003,344	4,424,407
ALM Media Holdings, Inc., 1st Lien Term Loan, 5.500%, 07/31/20(b)(c)	5,144,563	4,887,334
AP NMT Acquisition BV, USD 1st Lien Term Loan, 6.750%, 08/13/21(b)(c)	10,480,078	9,117,668
Deluxe Entertainment Services Group, Inc., Term Loan 2014, 6.500%, 02/28/20(b)(c)	15,875,402	15,022,099

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2016

Seix Floating Rate High Income Fund — continued

	Shares or Principal Amount($)	Value($)
Diversified Media—continued
Emerald Expositions Holding, Inc., Term Loan B, 4.750%, 06/17/20(b)(c)	5,972,762	5,927,966
Harland Clarke Holdings Corp., Extended Term Loan B2, 5.881%, 06/30/17(b)(c)	20,038,031	19,737,460
Harland Clarke Holdings Corp., Term Loan B4, 6.000%, 08/04/19(b)(c)	31,900,433	30,704,167
Harland Clarke Holdings Corp., Term Loan B3, 7.000%, 05/22/18(b)(c)(g)	94,499,301	92,727,439
Learfield Communications, Inc., New 1st Lien Term Loan, 4.250%, 10/09/20(b)(c)	4,073,672	4,048,212
Lions Gate Entertainment Corp., 2015 2nd Lien Term Loan, 5.000%, 03/17/22(b)(c)	14,085,000	13,697,663
Live Nation Entertainment, Inc., 2020 Term Loan B1, 3.500%, 08/16/20(b)(c)	9,487,717	9,475,858
McGraw-Hill Global Education Holdings LLC, 2015 Term Loan B, 4.750%-6.250%, 03/22/19(b)(c)	3,568,785	3,553,904
Merrill Communications LLC, 2015 Term Loan, 6.250%, 06/01/22(b)(c)	8,707,612	6,987,858
Quincy Newspapers, Inc., Term Loan B, 5.500%-7.000%, 10/13/22(b)(c)	5,990,765	5,885,926
Rovi Solutions Corp., New Term Loan B, 3.750%, 07/02/21(b)(c)	7,702,788	7,587,246
William Morris Endeavor Entertainment LLC, 1st Lien Term Loan, 5.250%, 05/06/21(b)(c)	34,503,434	34,438,913
William Morris Endeavor Entertainment LLC, 2nd Lien Term Loan, 8.250%, 05/06/22(b)(c)	8,855,000	8,412,250
WMG Acquisition Corp., New Term Loan, 3.750%, 07/01/20(b)(c)	4,382,686	4,315,105

		280,951,475

Energy 4.7%
Alon USA Energy, Inc., Master Limited Partnership Term Loan, 9.250%, 11/26/18(b)(c)	17,790,763	17,701,809

	Shares or Principal Amount($)	Value($)
Energy—continued
Azure Midstream Energy LLC, Term Loan B, 7.500%, 11/15/18(b)(c)	7,471,851	3,735,926
Chief Exploration & Development LLC, 2nd Lien Term Loan, 7.500%, 05/16/21(b)(c)	3,210,000	1,875,186
CITGO Holding, Inc., 2015 Term Loan B, 9.500%, 05/12/18(b)(c)	37,318,047	37,329,615
Drillships Financing Holding, Inc., Term Loan B1, 6.000%, 03/31/21(b)(c)	25,293,030	8,994,960
EMG Utica LLC, Term Loan, 4.750%, 03/27/20(b)(c)	20,710,530	15,947,108
Energy Transfer Equity, L.P., New Term Loan, 3.250%, 12/02/19(b)(c)(e)	63,012,288	55,968,144
EP Energy LLC, Term Loan B2, 04/30/19(b)(e)(f)	315,426	206,604
FTS International, Inc., New Term Loan B, 5.750%, 04/16/21(c)(d)	15,936,000	1,872,480
Glenn Pool Oil & Gas Trust, Term Loan, 4.500%, 05/02/16(c)(d)	1,847,611	1,829,135
HGIM Corp., Term Loan B, 5.500%, 06/18/20(b)(c)	6,973,082	3,713,166
KCA Deutag US Finance LLC, Term Loan, 6.250%, 05/15/20(b)(c)	6,159,781	4,147,566
Osum Productions Corp., Term Loan, 6.500%, 07/28/20(c)(d)	1,302,600	560,118
Philadelphia Energy Solutions LLC, Term Loan B, 6.250%, 04/04/18(b)(c)	14,716,419	13,980,598
Pinnacle Holdco S.A.R.L., Term Loan, 4.750%, 07/30/19(b)(c)	3,269,485	2,354,029
Seadrill Partners Finco LLC, Term Loan B, 4.000%, 02/21/21(b)(c)	17,063,712	7,508,033
Sheridan Investment Partners II L.P., Term Loan B, 4.250%, 12/16/20(c)(d)	4,771,947	1,908,779
Sheridan Investment Partners II L.P., Term Loan A, 4.250%, 12/16/20(c)(d)	663,812	265,525
Sheridan Investment Partners II L.P., Term Loan M, 4.250%, 12/16/20(c)(d)	247,566	99,026

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2016

Seix Floating Rate High Income Fund — continued

	Shares or Principal Amount($)	Value($)
Energy—continued
Southcross Holdings Borrower LP, Term Loan B, 7.500%, 08/04/21(b)(c)	4,383,250	449,283
Stonewall Gas Gathering LLC, Term Loan B, 8.750%, 01/28/22(b)(c)	8,652,746	8,522,954
Templar Energy LLC, New 2nd Lien Term Loan, 8.500%, 11/25/20(b)(c)(h)	56,810,000	5,624,190
Western Refining, Inc., Term Loan B, 4.250%, 11/12/20(b)(c)	10,012,317	9,711,948

		204,306,182

Financial 1.0%
Grosvenor Capital Management Holdings LLP, New Term Loan B, 3.750%, 01/04/21(b)(c)	6,387,501	6,243,782
RCS Capital Corp., 1st Lien Term Loan, 7.500%, 04/29/19(c)(d)	12,122,563	8,000,891
RCS Capital Corp., Delayed Draw DIP Term Loan, 8.000%, 08/08/16(b)(c)	1,585,000	1,585,000
Starwood Property Trust, Inc., Term Loan B, 3.500%, 04/17/20(b)(c)	6,146,233	6,084,771
USI, Inc., Term Loan B, 4.250%, 12/27/19(b)(c)	9,592,293	9,432,390
Victory Capital Management, Inc., Term Loan B, 7.000%, 10/31/21(c)(d)	5,711,875	5,511,959
Walter Investment Management Corp., 2013 Term Loan, 12/19/20(b)(e)(f)	5,575,607	4,839,627

		41,698,420

Food and Drug 0.9%
Albertsons LLC, Term Loan B3, 5.125%, 08/25/19(b)(c)	7,186,750	7,177,767
Albertsons LLC, Term Loan B2, 5.500%, 03/21/19(b)(c)	28,237,048	28,221,235
Albertsons LLC, Term Loan B4, 5.500%, 08/25/21(b)(c)	2,608,650	2,609,954

		38,008,956

Food/Tobacco 1.4%
1011778 B.C. Unlimited Liability Company, Term Loan B2, 3.750%, 12/10/21(b)(c)	26,315,643	26,279,064

	Shares or Principal Amount($)	Value($)
Food/Tobacco—continued
JBS USA LLC, Incremental Term Loan, 3.750%, 09/18/20(b)(c)	10,900,500	10,818,746
JBS USA LLC, 2015 Term Loan B, 4.000%, 10/30/22(b)(c)	6,578,513	6,537,397
Landry’s, Inc., Term Loan B, 4.000%, 04/24/18(b)(c)	5,238,288	5,220,268
Maple Holdings Acquisition Corp., USD Term Loan B, 5.250%, 03/03/23(b)(c)	12,874,667	12,853,166

		61,708,641

Forest Prod/Containers 1.5%
Ardagh Holdings USA, Inc., Incremental Term Loan, 4.000%, 12/17/19(b)(c)	7,207,900	7,195,863
Berry Plastics Holding Corp., Term Loan D, 3.500%, 02/08/20(b)(c)(g)	33,420,207	33,253,106
Caraustar Industries, Inc., Term Loan B, 8.000%, 05/01/19(b)(c)	9,310,580	9,054,539
Mauser US Corporate LLC, USD 2nd Lien Term Loan, 8.750%, 07/31/22(b)(c)	3,610,000	3,107,993
Owens-Illinois Inc., Term Loan B, 3.500%, 09/01/22(b)(c)	3,490,812	3,490,812
Signode Industrial Group US, Inc., USD Term Loan B, 3.750%, 05/01/21(b)(c)(e)	10,320,392	10,010,780

		66,113,093

Gaming/Leisure 8.3%
Amaya Holdings B.V., USD 1st Lien Term Loan, 5.000%, 08/01/21(b)(c)	17,466,124	16,012,768
Belmond Interfin Ltd., USD Term Loan B, 4.000%, 03/21/21(b)(c)	9,692,200	9,558,932
Boyd Gaming Corp., Term Loan B, 4.000%, 08/14/20(b)(c)	5,475,118	5,469,971
Caesars Entertainment Operating Co., Term Loan B7(Non RSA), 03/01/17(b)(c)(h)	18,571,675	17,039,512
Caesars Entertainment Operating Co., Extended Term Loan B6, 03/01/17(b)(c)	75,756,845	69,453,118
Caesars Entertainment Resort Properties LLC, Term Loan B, 7.000%, 10/11/20(b)(c)	45,942,721	42,313,246

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2016

Seix Floating Rate High Income Fund — continued

	Shares or Principal Amount($)	Value($)
Gaming/Leisure—continued
Diamond Resorts Corp., New Term Loan, 5.500%, 05/09/21(b)(c)	9,910,200	9,612,894
Diamond Resorts Corp., Incremental Term Loan, 5.500%, 05/09/21(b)(c)	4,355,000	4,202,575
Four Seasons Holdings, Inc., New 1st Lien Term Loan, 3.500%, 06/27/20(b)(c)	14,931,698	14,805,675
Four Seasons Holdings, Inc., 2nd Lien Term Loan, 6.250%, 12/27/20(b)(c)	7,111,600	7,028,608
Global Cash Access LLC, New Term Loan B, 6.250%, 12/18/20(b)(c)	8,653,125	8,009,592
Hilton Worldwide Finance LLC, USD Term Loan B2, 3.500%, 10/26/20(b)(c)	92,208,795	92,180,210
La Quinta Intermediate Holdings LLC, Term Loan B, 3.750%, 04/14/21(b)(c)	15,106,533	14,816,941
LTF Merger Sub, Inc., Term Loan B, 4.250%, 06/10/22(b)(c)	3,306,915	3,262,272
MGM Resorts International, Term Loan A, 3.183%, 12/20/17(b)(c)	2,288,494	2,280,484
MGM Resorts International, Term Loan B, 3.500%, 12/20/19(b)(c)	16,095,684	16,049,650
Mohegan Tribal Gaming Authority, New Term Loan B, 5.500%, 06/15/18(b)(c)	8,596,684	8,301,216
Playa Resorts Holding B.V., Term Loan B, 4.000%, 08/09/19(b)(c)	6,059,625	5,908,134
Scientific Games International, Inc., 2014 Term Loan B1, 6.000%, 10/18/20(b)(c)	17,836,611	17,245,863

		363,551,661

Healthcare 6.7%
Alere, Inc., 2015 Term Loan A, 3.440%, 06/18/20(b)(c)	6,422,314	6,352,761
Ardent Legacy Acquisitions, Inc., 2015 Term Loan B, 6.500%, 08/04/21(b)(c)	4,363,075	4,363,075
CDRH Parent, Inc., New 1st Lien Term Loan, 5.250%, 07/01/21(b)(c)	1,974,937	1,803,769

	Shares or Principal Amount($)	Value($)
Healthcare—continued
Community Health Systems, Inc., New Term Loan A, 2.886%, 01/22/19(b)(c)	8,250,000	8,002,500
Community Health Systems, Inc., Term Loan F, 3.683%-3.886%, 12/31/18(b)(c)	28,893,863	28,579,787
Community Health Systems, Inc., Term Loan G, 3.750%, 12/31/19(b)(c)	14,867,054	14,586,215
Community Health Systems, Inc., Term Loan H, 4.000%, 01/27/21(b)(c)	13,844,965	13,596,863
Convatec, Inc., USD Term Loan, 4.250%, 06/15/20(b)(c)	9,661,257	9,564,645
DPx Holdings B.V., 2014 USD Incremental Term Loan, 4.250%, 03/11/21(b)(c)	8,378,938	8,062,968
Emdeon Business Services LLC, Term Loan B2, 3.750%, 11/02/18(b)(c)	6,082,967	6,049,510
Endo Luxembourg Finance Co. I S.A R.L., 2015 Term Loan B, 3.750%, 09/26/22(b)(c)	19,236,788	18,924,190
eResearchTechnology, Inc., Term Loan B, 5.500%, 05/08/22(b)(c)	5,290,025	5,280,133
Genoa, a QoL Healthcare Co. LLC, 2nd Lien Term Loan, 8.750%, 04/30/23(b)(c)	945,000	878,850
Greatbatch Ltd., Term Loan B, 5.250%, 10/27/22(b)(c)(e)	11,150,000	11,132,606
Grifols Worldwide Operations USA, Inc., USD Term Loan B, 3.433%, 02/27/21(b)(c)	16,288,867	16,266,877
Halyard Health, Inc., Term Loan B, 4.000%, 11/01/21(b)(c)	5,592,358	5,564,396
IMS Health Incorporated, New USD Term Loan, 3.500%, 03/17/21(b)(c)	5,958,714	5,940,123
Indivior Finance S.a.r.l., USD Term Loan B, 7.000%, 12/19/19(b)(c)	9,558,503	9,048,748
inVentiv Health, Inc., Term Loan B4, 7.750%, 05/15/18(b)(c)	11,200,000	11,172,000
Kindred Healthcare, Inc., New Term Loan, 4.250%, 04/09/21(b)(c)	6,859,606	6,653,818

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2016

Seix Floating Rate High Income Fund — continued

	Shares or Principal Amount($)	Value($)
Healthcare—continued
Kinetic Concepts, Inc., USD Term Loan E1, 4.500%, 05/04/18(b)(c)	4,798,636	4,770,132
Lannett Co., Inc., Term Loan A, 11/25/20(b)(e)(f)	4,270,938	3,971,972
MI Opco Holdings, Inc., Term Loan, 5.750%, 10/27/22(b)(c)	8,497,125	8,475,882
MPH Acquisition Holdings LLC, Term Loan, 3.750%, 03/31/21(b)(c)	24,146,079	23,892,545
RCHP, Inc., 1st Lien Term Loan, 6.000%, 04/23/19(b)(c)	17,521,525	17,382,754
RCHP, Inc., 2nd Lien Term Loan, 11.250%, 10/23/19(b)(c)	1,790,000	1,798,950
RPI Finance Trust, Term Loan B4, 3.500%, 11/09/20(b)(c)	31,625,012	31,688,262
Surgical Care Affiliates, Inc., Term Loan B, 4.250%, 03/17/22(b)(c)	985,025	980,918
U.S. Renal Care, Inc., 2015 Term Loan B, 5.250%, 12/31/22(b)(c)	2,892,750	2,879,501
Valeant Pharmaceuticals International, Inc., Series A3 Tranche A, 10/20/18(b)(e)(f)	2,590,000	2,470,212

		290,134,962

Housing 1.5%
ABC Supply Co., Inc., Term Loan, 3.500%, 04/16/20(b)(c)	5,533,032	5,524,733
Beazer Homes USA, Inc., Term Loan, 6.406%, 03/11/18(b)(c)	4,545,000	4,499,550
Continental Building Products LLC, 1st Lien Term Loan, 4.000%, 08/28/20(b)(c)	7,959,389	7,772,820
DTZ U.S. Borrower LLC, 2nd Lien Term Loan, 11/04/22(b)(e)(f)	2,530,000	2,479,400
DTZ U.S. Borrower LLC, 2015 1st Lien Term Loan, 4.250%, 11/04/21(b)(c)	31,983,213	31,663,381
IMC OP, LP, 2nd Lien Term Loan, 08/15/21(b)(e)(f)	500,000	455,000
Quikrete Holdings, Inc., 1st Lien Term Loan, 4.000%, 09/28/20(b)(c)	4,715,492	4,703,703
Realogy Corp., New Term Loan B, 3.750%, 03/05/20(b)(c)	9,484,023	9,468,185

		66,566,772

	Shares or Principal Amount($)	Value($)
Information Technology 8.0%
Active Network, Inc. (The), 1st Lien Term Loan, 5.500%, 11/13/20(c)(d)	6,086,005	5,766,490
Aricent Technologies, 1st Lien Term Loan, 5.500%, 04/14/21(b)(c)	3,082,998	2,705,331
Arris Group, Inc., 2015 Term Loan A, 06/18/20(b)(e)(f)	3,430,449	3,400,432
Arris Group, Inc., 2015 Term Loan B, 3.250%, 04/17/20(b)(c)	11,595,008	11,302,234
Avago Technologies Cayman Ltd., 2016 USD Term Loan B1, 4.250%, 02/01/23(b)(c)	97,450,000	96,907,203
Avaya, Inc., Term Loan B7, 6.250%, 05/29/20(b)(c)	58,985,032	39,246,281
Avaya, Inc., Term Loan B6, 6.500%, 03/30/18(b)(c)	9,557,913	7,001,171
Blackboard, Inc., Term Loan B3, 4.750%, 10/04/18(b)(c)	10,198,129	9,428,987
CompuCom Systems, Inc., Refinance Term Loan B, 4.250%, 05/11/20(b)(c)	6,566,522	4,596,565
Dell International LLC, USD Term Loan B2, 4.000%, 04/29/20(b)(c)	22,948,464	22,923,909
Imagine! Print Solutions, Inc., Term Loan B, 03/16/22(b)(e)(f)	2,530,000	2,530,000
Infor(US), Inc., USD Term Loan B5, 3.750%, 06/03/20(b)(c)	6,928,864	6,709,080
Infor(US), Inc., USD Term Loan B3, 3.750%, 06/03/20(b)(c)	7,512,095	7,274,187
Internap Corp., Term Loan, 6.000%, 11/26/19(b)(c)	9,167,256	8,067,185
iParadigms Holdings LLC, 1st Lien Term Loan, 5.000%, 07/31/21(b)(c)	3,196,325	3,004,546
IPC Corp., 2015 Term Loan B, 5.500%, 08/06/21(b)(c)	5,222,250	4,839,302
NXP B.V., 2015 Term Loan B, 3.750%, 12/07/20(b)(c)	8,683,238	8,696,783
ON Semiconductor Corp., Term Loan B, 03/31/23(b)(e)(f)	4,435,000	4,436,375

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2016

Seix Floating Rate High Income Fund — continued

	Shares or Principal Amount($)	Value($)
Information Technology—continued
Presidio, Inc., Refinance Term Loan, 5.250%, 02/02/22(b)(c)	10,791,403	10,575,575
Riverbed Technology, Inc., Term Loan B, 6.000%, 04/24/22(b)(c)	8,199,862	8,215,933
Semiconductor Components Industries LLC, Term Loan A, 2.362%, 01/02/18(c)(d)	30,737,198	29,968,768
Sirius Computer Solutions, Inc., 1st Lien Term Loan, 6.000%, 10/30/22(b)(c)	4,612,584	4,566,458
Solera Holdings, Inc., USD Term Loan B, 5.750%, 03/03/23(b)(c)	2,000,000	1,996,080
Southern Graphics, Inc., New Term Loan B, 4.250%, 10/17/19(b)(c)	6,734,000	6,658,243
SS&C Technologies, Inc., 2015 Term Loan B1, 4.000%-4.083%, 07/08/22(b)(c)	3,704,933	3,710,157
SS&C Technologies, Inc., 2015 Term Loan B2, 4.000%-4.083%, 07/08/22(b)(c)	537,052	537,809
TTM Technologies, Inc., 1st Lien Term Loan, 6.000%, 05/31/21(b)(c)	10,471,685	9,921,921
Vertafore, Inc., 1st Lien Term Loan, 4.250%, 10/03/19(b)(c)	4,840,598	4,830,530
Western Digital Corp., USD Term Loan B, 03/16/23(b)(e)(f)	12,650,000	12,487,954
Zebra Technologies Corp., Term Loan B, 4.750%, 10/27/21(b)(c)	7,105,506	7,143,094

		349,448,583

Manufacturing 0.6%
Dynacast International LLC, Term Loan B, 4.500%, 01/28/22(b)(c)	6,900,300	6,839,922
LTI Holdings, Inc., 2nd Lien Term Loan, 10.250%, 04/16/23(b)(c)	2,325,000	1,953,000
Mirror Bidco Corp., New Term Loan, 4.250%, 12/28/19(b)(c)	11,586,867	11,466,132
Otter Products LLC, 2014 Term Loan, 5.750%, 06/03/20(b)(c)	6,971,493	5,995,484

		26,254,538

	Shares or Principal Amount($)	Value($)
Metals/Minerals 3.0%
Atkore International, Inc., 1st Lien Term Loan, 4.500%, 04/09/21(b)(c)	11,647,463	11,327,158
Atkore International, Inc., 2nd Lien Term Loan, 7.750%, 10/09/21(b)(c)	3,715,000	3,380,650
Atlas Iron Ltd., Term Loan B, 8.750%, 12/10/17(c)(d)	8,473,792	932,117
FMG Resources (August 2006) Pty Ltd., New Term Loan B, 4.250%, 06/30/19(b)(c)	114,878,108	96,880,155
Novelis, Inc., 2015 Term Loan B, 4.000%, 06/02/22(b)(c)	18,436,471	17,929,468

		130,449,548

Retail 8.1%
BJ’s Wholesale Club, Inc., New 2nd Lien Term Loan, 8.500%, 03/26/20(b)(c)	11,199,201	10,285,795
Capital Automotive LP, New Term Loan B, 4.000%, 04/10/19(b)(c)(g)	29,678,498	29,678,498
Capital Automotive LP, New 2nd Lien Term Loan, 6.000%, 04/30/20(b)(c)	19,425,000	19,352,156
CWGS Group LLC, Term Loan, 5.750%, 02/20/20(b)(c)	14,950,067	14,613,691
Dollar Tree, Inc., Term Loan B1, 3.500%, 07/06/22(b)(c)	24,621,510	24,695,375
Dollar Tree, Inc., Term Loan B2, 4.250%, 07/06/22(b)(c)	25,055,000	25,013,158
Hudson’s Bay Co., 2015 Term Loan B, 4.750%, 09/30/22(b)(c)	15,919,355	15,859,657
J. Crew Group, Inc., New Term Loan B, 4.000%, 03/05/21(b)(c)	24,900,987	19,325,407
J.C. Penney Corp., Inc., 1st Lien Term Loan, 6.000%, 05/22/18(b)(c)	52,042,239	52,094,281
Kate Spade & Co., Term Loan B, 4.000%, 04/10/21(b)(c)	6,540,400	6,442,294
Men’s Wearhouse, Inc. (The), Term Loan B, 4.500%, 06/18/21(b)(c)	3,042,256	2,922,482

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2016

Seix Floating Rate High Income Fund — continued

	Shares or Principal Amount($)	Value($)
Retail—continued
Men’s Wearhouse, Inc. (The), 2015 Term Loan, 5.000%, 06/18/21(b)(c)	425,000	401,625
Michaels Stores, Inc., Term Loan B, 3.750%, 01/28/20(b)(c)	9,382,755	9,354,888
Neiman Marcus Group, Inc. (The), 2020 Term Loan, 4.250%, 10/25/20(b)(c)	13,378,866	12,231,628
PetSmart, Inc., Term Loan B, 4.250%, 03/11/22(b)(c)	13,454,492	13,390,583
Sears Holding Corp., Incremental Term Loan, 07/20/20(b)(e)(f)	7,290,000	7,180,650
Sears Roebuck Acceptance Corp., 2015 Term Loan, 5.500%, 06/30/18(b)(c)	35,365,136	33,596,880
Toys ‘R’ Us Property Co. I LLC, New Term Loan B, 6.000%, 08/21/19(b)(c)	31,375,126	27,531,673
Toys ‘R’ Us-Delaware, Inc., Term Loan B3, 5.250%, 05/25/18(b)(c)	1,132,738	953,391
Toys ‘R’ Us-Delaware, Inc., FILO Term Loan, 8.250%, 10/24/19(b)(c)	3,404,464	3,298,075
Toys ‘R’ Us-Delaware, Inc., FILO CAD Term Loan, 8.250%, 10/24/19(b)(c)	2,745,536	2,659,738
Toys ‘R’ Us-Delaware, Inc., Term Loan B4, 9.750%, 04/24/20(b)(c)	25,219,338	20,259,451

		351,141,376

Service 9.1%
4L Holdings LLC, 1st Lien Term Loan, 5.500%-7.000%, 05/08/20(c)(d)	1,552,930	1,389,872
ADS Waste Holdings, Inc., Term Loan B2, 3.750%, 10/09/19(b)(c)	10,790,895	10,691,942
Asurion LLC, New Term Loan B2, 4.250%, 07/08/20(b)(c)	37,885,900	36,465,179
Asurion LLC, New Term Loan B1, 5.000%, 05/24/19(b)(c)(g)	21,411,072	21,089,906
Asurion LLC, Term Loan B4, 5.000%, 08/04/22(b)(c)	45,334,625	44,343,157

	Shares or Principal Amount($)	Value($)
Service—continued
Asurion LLC, New 2nd Lien Term Loan, 8.500%, 03/03/21(b)(c)	44,086,489	41,184,276
Evertec Group LLC, New Term Loan A, 2.682%, 04/17/18(b)(c)	16,422,000	15,436,680
First Data Corp., Extended 2021 Term Loan, 03/24/21(b)(e)(f)	7,175,000	7,151,466
First Data Corp., New 2018 Extended Term Loan, 3.932%, 03/24/18(b)(c)	65,641,994	65,461,479
First Data Corp., New 2018 Term Loan, 3.932%, 09/24/18(b)(c)	33,273,139	33,203,931
First Data Corp., 2022 Term Loan, 4.182%, 07/08/22(b)(c)	19,347,407	19,211,975
IQOR US, Inc., Term Loan B, 6.000%, 04/01/21(b)(c)	28,869,412	23,312,050
RedTop Luxembourg S.A.R.L., USD 2nd Lien Term Loan, 8.250%, 06/03/21(b)(c)	5,252,800	4,924,500
Sedgwick Claims Management Services, Inc., 1st Lien Term Loan, 3.750%, 03/01/21(b)(c)	24,696,517	23,996,865
Sedgwick Claims Management Services, Inc., 2nd Lien Term Loan, 6.750%, 02/28/22(b)(c)	9,490,000	8,790,112
Spin Holdco, Inc., New Term Loan B, 4.250%, 11/14/19(b)(c)	8,292,704	8,066,728
STG-Fairway Acquisitions, Inc., 2015 1st Lien Term Loan, 6.250%, 06/30/22(b)(c)	3,294,254	3,195,427
TransUnion LLC, Term Loan B2, 3.500%, 04/09/21(b)(c)(e)	9,133,333	9,037,433
Travelport Finance(Luxembourg) S.A.R.L., 2014 Term Loan B, 5.750%, 09/02/21(b)(c)	19,161,929	19,128,395
Weight Watchers International, Inc., Term Loan B2, 04/02/20(b)(e)(f)	1,994,859	1,466,221

		397,547,594

Telecommunications 7.2%
Altice Financing SA, USD Term Loan, 5.250%, 02/04/22(b)(c)	4,396,775	4,400,424

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2016

Seix Floating Rate High Income Fund — continued

	Shares or Principal Amount($)	Value($)
Telecommunications—continued
Altice Financing SA, Delayed Draw Term Loan, 5.500%, 07/02/19(b)(c)	73,170,082	73,279,837
Altice US Finance I Corp., USD Extended Term Loan, 4.250%, 12/14/22(b)(c)	23,629,395	23,492,817
Frontier Communications Corp., Unsecured Term Loan, 2.815%, 10/14/16(b)(c)	532,586	521,934
Integra Telecom, Inc., 2015 1st Lien Term Loan, 5.250%, 08/14/20(b)(c)	7,829,248	7,363,408
Level 3 Financing, Inc., 2015 Term Loan B2, 3.500%, 05/31/22(b)(c)	1,000,000	997,290
Level 3 Financing, Inc., 2013 Term Loan B, 4.000%, 01/15/20(b)(c)(g)	86,095,000	86,283,548
LTS Buyer LLC, 1st Lien Term Loan, 4.000%, 04/13/20(b)(c)	10,370,770	10,241,135
New Lightsquared LLC, 2015 2nd Lien Term Loan, 13.500%, 12/07/20(b)(c)	13,054,146	9,072,631
Numericable Group SA, USD Term Loan B5, 4.563%, 07/31/22(b)(c)	6,114,675	6,034,451
Numericable U.S. LLC, USD Term Loan B2, 4.500%, 05/21/20(b)(c)	26,415,031	26,193,937
Numericable U.S. LLC, USD Term Loan B1, 4.500%, 05/21/20(b)(c)	30,532,797	30,277,238
Sable International Finance Ltd., Term Loan B1, 11/23/22(b)(e)(f)	3,718,000	3,703,388
Sable International Finance Ltd., Term Loan B2, 11/23/22(b)(e)(f)	3,042,000	3,030,045
Zayo Group LLC, PIK, Term Loan B, 3.750%, 05/06/21(b)(c)(g)	29,505,470	29,333,453

		314,225,536

Transportation 1.6%
Commercial Barge Line Co., 2015 1st Lien Term Loan, 9.750%, 11/12/20(b)(c)	8,730,000	7,769,700
CS Intermediate Holdco 2 LLC, New Term Loan B, 4.000%, 04/04/21(b)(c)	6,961,013	6,895,788

	Shares or Principal Amount($)	Value($)
Transportation—continued
FCA US LLC, 2018 Term Loan B, 3.250%, 12/31/18(b)(c)	6,217,481	6,205,855
FCA US LLC, New Term Loan B, 3.500%, 05/24/17(b)(c)	3,171,222	3,169,034
Gruden Acquisition, Inc., 1st Lien Term Loan, 5.750%, 08/18/22(b)(c)	4,374,038	3,780,831
KAR Auction Services, Inc., Term Loan B3, 4.250%, 03/09/23(b)(c)	1,575,000	1,578,276
MPG Holdco I Inc., 2015 Term Loan B, 3.750%, 10/20/21(b)(c)	6,467,062	6,371,414
Navios Maritime Midstream Partners L.P., Term Loan B, 5.500%, 06/18/20(c)(d)	2,689,675	2,363,552
Navios Partners Finance (US), Inc., Term Loan B, 5.250%, 06/27/18(c)(d)	15,811,197	13,755,741
Tower Automotive Holdings USA LLC, New Term Loan, 4.000%, 04/23/20(b)(c)	8,589,071	8,513,916
Visteon Corp., Delayed Draw Term Loan B, 3.500%, 04/09/21(b)(c)	2,746,667	2,737,520
Wabash National Corp., 2015 Term Loan B, 4.250%-5.750%, 03/16/22(b)(c)	7,749,231	7,716,917

		70,858,544

Utility 4.0%
Bronco Midstream Funding LLC, Term Loan B, 5.000%, 08/15/20(c)(d)	18,090,830	10,854,498
Calpine Construction Finance Co., L.P., Original Term Loan B1, 3.000%, 05/03/20(b)(c)	22,348,050	21,845,219
Calpine Corp., Term Loan B3, 4.000%, 10/09/19(b)(c)	32,524,755	32,362,132
Calpine Corp., Delayed Draw Term Loan, 4.000%, 10/31/20(b)(c)	8,981,528	8,897,371
Empire Generating Co. LLC, Term Loan B, 5.250%, 03/14/21(b)(c)	15,152,246	12,576,364
Empire Generating Co. LLC, Term Loan C, 5.250%, 03/14/21(b)(c)	1,111,304	922,383

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2016

Seix Floating Rate High Income Fund — continued

	Shares or Principal Amount($)	Value($)
Utility—continued
Green Energy Partners/Stonewall LLC, Delayed Draw Term Loan B2, 6.500%, 11/10/21(b)(c)	1,000,000	920,000
Green Energy Partners/Stonewall LLC, Term Loan B1, 6.500%, 11/13/21(b)(c)	4,475,000	4,161,750
La Frontera Generation LLC, Term Loan, 4.500%, 09/30/20(b)(c)	19,362,956	18,757,864
Lonestar Generation LLC, Term Loan B, 5.250%, 02/22/21(c)(d)	6,812,769	4,326,108
Longview Power LLC, Term Loan B, 7.000%, 04/13/21(b)(c)	4,549,640	4,015,057
NRG Energy, Inc., Refinance Term Loan B, 2.750%, 07/02/18(b)(c)	5,447,064	5,385,784
Panda Temple II Power LLC, New Term Loan B, 7.250%, 04/03/19(b)(c)	4,673,288	3,902,195
Power Team Services LLC, 1st Lien Term Loan, 4.250%, 05/06/20(b)(c)	15,136,896	14,834,158
Power Team Services LLC, 2nd Lien Term Loan, 8.250%, 11/06/20(b)(c)	7,890,000	7,298,250
Texas Competitive Electric Holdings Co. LLC, Non-Extended Term Loan, 10/10/16(b)(e)(f)(h)	10,000,000	2,783,300
Texas Competitive Electric Holdings Co. LLC, Extended Term Loan, 10/10/17(b)(e)(f)(h)	5,000,000	1,425,000
TPF Generation Holdings LLC, Term Loan B, 4.750%, 12/31/17(b)(c)	22,295,457	21,069,207

		176,336,640

Wireless Communications 0.6%
NTELOS, Inc., New Term Loan B, 5.750%, 11/09/19(b)(c)	21,161,855	21,003,142
Syniverse Holdings, Inc., Term Loan B, 4.000%, 04/23/19(b)(c)	6,682,042	4,933,552

	Shares or Principal Amount($)	Value($)
Wireless Communications—continued
Syniverse Holdings, Inc., Term Loan, 4.000%, 04/23/19(b)(c)	1,113,013	821,548

		26,758,242

Total Bank Loans (Cost $4,392,472,918)		4,094,295,501

Corporate Bonds 2.0%
Auto Manufacturers 0.0%(a)
General Motors Co. Escrow, 7.200% (d)(h)(i)(j)	10,000,000	—
General Motors Co. Escrow, 8.375% (d)(h)(i)(j)	10,000,000	—

		—

Coal 0.0%(a)
CONSOL Energy, Inc., 8.000%, 04/01/23	1,000,000	747,200

Commercial Services 0.2%
Harland Clarke Holdings Corp., 9.250%, 03/01/21(b)	5,330,000	4,084,112
Harland Clarke Holdings Corp., 9.750%, 08/01/18(b)	3,715,000	3,659,275

		7,743,387

Media 0.7%
Altice US Finance SA, 7.750%, 07/15/25(b)	9,210,000	9,002,775
Cequel Communications Holdings I LLC/Cequel Capital Corp., 7.750%, 07/15/25(b)	4,000,000	3,940,000
WideOpenWest Finance LLC/WideOpenWest Capital Corp., 10.250%, 07/15/19	10,000,000	10,000,000
WideOpenWest Finance LLC/WideOpenWest Capital Corp., 13.375%, 10/15/19	9,170,000	8,986,600

		31,929,375

Oil & Gas 0.6%
Carrizo Oil & Gas, Inc., 6.250%, 04/15/23	1,000,000	881,250
Linn Energy LLC/Linn Energy Finance Corp., 8.625%, 04/15/20	7,800,000	897,000
Glenn Pool Oil & Gas Trust, 6.000%, 08/02/21(d)(i)	31,815,372	24,497,837

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2016

Seix Floating Rate High Income Fund — concluded

	Shares or Principal Amount($)	Value($)
Oil & Gas—continued
SandRidge Energy, Inc., 8.750%, 06/01/20(b)	745,000	180,663
Southwestern Energy Co., 7.500%, 02/01/18	1,000,000	837,500

		27,294,250

Telecommunication Services 0.5%
Intelsat Luxembourg SA, 7.750%, 06/01/21	1,175,000	349,563
Trilogy International Partners LLC/Trilogy International Finance, Inc., 10.250%, 08/15/16(d)	15,033,000	13,266,622
Wind Acquisition Finance SA, 7.375%, 04/23/21(b)	9,000,000	8,145,000

		21,761,185

Total Corporate Bonds (Cost $109,227,429)		89,475,397

Preferred Stock 0.1%
Banks 0.1%
GMAC Capital Trust I, Series 2, 6.402%(c)	94,025	2,304,553

Total Preferred Stock (Cost $2,350,625)		2,304,553

Common Stocks 0.1%
Oil & Gas 0.1%
Vantage Drilling International (Stapled Unit)*	35,085	3,859,350

Telecommunication Services 0.0%(a)
NII Holding, Inc.*	303,451	1,678,084

Total Common Stocks (Cost $25,923,249)		5,537,434

	Shares or Principal Amount($)	Value($)
Money Market Fund 4.1%
State Street Institutional U.S. Government Money Market Fund, Institutional Class, 0.24%(k)	178,369,305	178,369,305

Total Money Market Fund (Cost $178,369,305)		178,369,305

Total Investments (Cost $4,709,385,305) — 100.1%		4,371,040,660
Liabilities in Excess of Other Assets — (0.1)%		(4,299,775)

Net Assets — 100.0%		$4,366,740,885

*	Non-income producing security.

(a)	Less than 0.05% of Net Assets.

(b)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s investment adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 92.2% of net assets as of March 31, 2016.

(c)	Variable or floating rate security. Rate disclosed is as of March 31, 2016.

(d)	The Fund’s investment adviser/subadviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. These securities represent 3.2% of net assets as of March 31, 2016.

(e)	All or a portion of this security has been purchased on a when-issued or delayed-delivery basis.

(f)	The security does not have a stated settlement date and will receive a rate upon settling with the custodian.

(g)	All or a portion of this security has been segregated, or otherwise earmarked, in connection with obligations for when-issued or delayed-delivery purchase commitments.

(h)	Security is in default.

(i)	Valued at fair value using procedures approved by the Board of Trustees (See Note 2(a)). Fair valued securities held by the Fund represent 0.6% of net assets as of March 31, 2016.

(j)	Perpetual maturity.

(k)	Rate disclosed, the 7 day yield, is as of March 31, 2016.

Investment Abbreviations

DIP	—	Debtor-in-Possession
PIK	—	Payment in-kind

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2016

Seix Georgia Tax-Exempt Bond Fund

	Shares or Principal Amount($)	Value($)
Municipal Bonds 97.9%
Alabama 0.6%
Birmingham, Series A, GO, 0.000%, 03/01/32(a)	640,000	694,944

Georgia 92.0%
Athens-Clarke County Unified Government Development Authority, RB, 5.250%, 07/01/27	2,885,000	3,368,035
Athens-Clarke County Unified Government Development Authority, RB, 5.250%, 07/01/29	1,690,000	1,946,914
Athens-Clarke County Unified Government Development Authority, Catholic Health East, RB, 6.250%, 11/15/32	1,410,000	1,607,485
Athens-Clarke County Unified Government Water & Sewerage, RB, 5.000%, 01/01/17	1,185,000	1,224,223
Athens-Clarke County Unified Government Water & Sewerage, RB, 5.500%, 01/01/38, Pre-refunded 01/01/2019 @ 100	4,000,000	4,500,960
Athens-Clarke County Unified Government Water & Sewerage, RB, 5.625%, 01/01/33, Pre-refunded 01/01/2019 @ 100	3,000,000	3,385,890
Athens-Clarke County Unified Government Water & Sewerage Revenue, RB, 5.000%, 01/01/24	1,250,000	1,564,787
Atlanta Airport Passenger Facility Charge, Series B, RB, 5.000%, 01/01/21	2,000,000	2,298,480
Atlanta Airport Project, Series B, RB, 5.000%, 01/01/23	2,500,000	2,863,800
Atlanta Airport Project, Series B, RB, 5.000%, 01/01/42	2,235,000	2,504,452
Atlanta Development Authority, RB, ETM, 5.000%, 09/01/19	1,025,000	1,163,846
Atlanta Development Authority, Series A, RB, 5.000%, 07/01/34	1,000,000	1,181,720
Atlanta Development Authority, Series A, RB, 5.250%, 07/01/40	2,500,000	2,973,550

	Shares or Principal Amount($)	Value($)
Georgia—continued
Atlanta GA Water & Wastewater Revenue, RB, 5.000%, 11/01/35	2,000,000	2,370,080
Atlanta GA Water & Wastewater Revenue, RB, 5.000%, 11/01/40	4,000,000	4,680,400
Bartow County School District, GO, 5.000%, 10/01/19	2,000,000	2,271,140
Carroll City-County Hospital Authority, Tanner Medical Center, Inc., RB, 5.000%, 07/01/41, Country Guaranteed	3,000,000	3,463,050
Clarke County Hospital Authority, Athens Regional Medical Center, RB, 5.000%, 01/01/32, Country Guaranteed	1,180,000	1,344,504
DeKalb County, Water & Sewerage Revenue, Series A, RB, 5.000%, 10/01/22	1,000,000	1,203,590
DeKalb County, Water & Sewerage Revenue, Series A, RB, 5.250%, 10/01/23	1,500,000	1,815,285
DeKalb County, Water & Sewerage Revenue, Series A, RB, 5.250%, 10/01/36	2,000,000	2,354,620
DeKalb Private Hospital Authority, Children’s Healthcare of Atlanta, Inc., RB, 5.000%, 11/15/29	4,300,000	4,832,641
Forsyth County, Series A, GO, 5.000%, 03/01/25, Pre-refunded 03/01/2019 @ 100	5,000,000	5,590,850
Fulton County Development Authority, Series A, RB, 5.000%, 03/15/36	2,000,000	2,330,800
Fulton County Development Authority, Series A, RB, 5.000%, 05/01/39	5,145,000	5,938,513
Fulton County Development Authority, Robert Woodruff Arts Center, Inc., Series B, RB, 5.250%, 03/15/24	1,300,000	1,439,295
Fulton County Water & Sewerage Revenue, RB, 5.000%, 01/01/18	1,600,000	1,717,104
Georgia State, Series A, GO, 5.000%, 01/01/19	2,360,000	2,627,671
Georgia State, Series A, GO, 5.000%, 02/01/28	1,000,000	1,254,190

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2016

Seix Georgia Tax-Exempt Bond Fund — concluded

	Shares or Principal Amount($)	Value($)
Georgia—continued
Georgia State, Series E, GO, 5.000%, 08/01/22, Pre-refunded 08/01/2017 @ 100	1,450,000	1,533,114
Greene County Development Authority, RB, 5.000%, 11/15/37	2,955,000	3,351,118
Gwinnett County School District, GO, 5.000%, 02/01/20, Pre-refunded 02/01/2018 @ 100	1,635,000	1,759,391
Henry County Water & Sewerage Authority, RB, 6.150%, 02/01/20, AMBAC	2,100,000	2,463,888
Municipal Electric Authority of Georgia, Series A, RB, 5.000%, 01/01/21	2,000,000	2,340,760
Municipal Electric Authority of Georgia, Series D, RB, 5.750%, 01/01/19	1,290,000	1,433,629
Private Colleges & Universities Authority, Emory University, Series C, RB, 5.250%, 09/01/39	2,000,000	2,240,320
Private Colleges & Universities Authority, Savannah College Of Art & Design, RB, 5.000%, 04/01/30	1,000,000	1,157,100
Private Colleges & Universities Authority, Savannah College Of Art & Design, RB, 5.000%, 04/01/44	3,500,000	3,873,870
Sandy Springs Public Facilities Authority, RB, 5.000%, 05/01/41	3,000,000	3,587,910
Thomasville Hospital Authority, John D. Archhold Memorial Hospital, RB, 5.375%, 11/01/40	2,510,000	2,860,296

		102,419,271

Guam 1.4%
Guam Waterworks Authority, RB, 5.000%, 01/01/46	1,065,000	1,208,424
Territory of Guam, Series D, RB, 5.000%, 11/15/39	350,000	395,615

		1,604,039

	Shares or Principal Amount($)	Value($)
North Carolina 1.7%
North Carolina Capital Facilities Finance Agency, Educational Facilities, RB, 5.000%, 05/01/32	1,700,000	1,867,569

South Carolina 2.2%
South Carolina State Public Service Authority, Series A, RB, 5.750%, 12/01/43	2,000,000	2,439,940

Total Municipal Bonds (Cost $101,838,667)		109,025,763

Money Market Fund 1.2%
Federated Tax-Free Obligations Fund, Institutional Shares, 0.14%(b)	1,297,273	1,297,273

Total Money Market Fund (Cost $1,297,273)		1,297,273

Total Investments (Cost $103,135,940) — 99.1%		110,323,036
Other Assets in Excess of Liabilities — 0.9%		988,846

Net Assets — 100.0%		$111,311,882

(a)	Step bond. The rate shown is the rate in effect as of March 31, 2016.

(b)	Rate disclosed, the 7 day yield, is as of March 31, 2016.

Investment Abbreviations

AMBAC	—	Security guaranteed by American Municipal Bond Assurance Corporation
ETM	—	Escrowed to Maturity
GO	—	General Obligation
RB	—	Revenue Bond

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2016

Seix High Grade Municipal Bond Fund

	Shares or Principal Amount($)	Value($)
Municipal Bonds 87.5%
Alabama 3.9%
Birmingham, Series A, GO, 0.000%, 03/01/37(a)	2,000,000	2,134,760
Birmingham Special Care Facilities Financing Authority Health Care Facilities, Children’s Hospital of Alabama, RB, 6.000%, 06/01/39, AGC	2,000,000	2,306,380

		4,441,140

Alaska 2.1%
Matanuska-Susitna Borough Lease, Goose Creek Correctional Center, RB, 6.000%, 09/01/28, AGC	730,000	849,968
Matanuska-Susitna Borough Lease, Goose Creek Correctional Center, RB, 6.000%, 09/01/28, Pre-refunded 09/01/2019 @ 100, AGC	1,270,000	1,485,557

		2,335,525

California 13.5%
California Infrastructure & Economic Development Bank, RB, 5.000%, 11/01/34	1,000,000	1,178,510
California Municipal Finance Authority, Series A, RB, 5.000%, 06/01/50	1,750,000	1,932,578
California State, GO, 4.000%, 09/01/45	1,000,000	1,078,650
California State, GO, 5.000%, 09/01/30	1,000,000	1,178,570
California State, GO, 5.000%, 08/01/35	1,000,000	1,197,720
California State, GO, 5.000%, 09/01/45	3,500,000	4,177,495
California State, GO, 6.500%, 04/01/33(b)	2,000,000	2,332,060
San Diego Redevelopment Agency Successor, Series A, 5.000%, 09/01/28	500,000	620,715
San Diego Redevelopment Agency Successor, Series A, 5.000%, 09/01/29	405,000	499,802
Santa Clara Valley Water District, Series A, RB, 5.000%, 06/01/46	1,000,000	1,189,820

		15,385,920

	Shares or Principal Amount($)	Value($)
District of Columbia 2.0%
District of Columbia, Income Tax, Series A, RB, 5.500%, 12/01/30(b)	2,000,000	2,327,380

Florida 8.2%
Florida State, Series D, GO, 5.000%, 06/01/18	3,000,000	3,273,810
Orlando FL Contract Tourist DE, Series A, RB, 5.250%, 11/01/32	1,000,000	1,207,440
South Florida Water Management District, COP, 5.000%, 10/01/36	1,000,000	1,191,690
Tampa Bay Water, Series A, RB, 5.000%, 10/01/37	1,000,000	1,201,970
Tampa FL Health System Revenue, Series A, RB, 4.000%, 11/15/46(c)	1,000,000	1,041,450
Tampa FL Health System Revenue, Series A, RB, 5.000%, 11/15/46(c)	1,250,000	1,461,675

		9,378,035

Georgia 11.7%
Fulton County Development Authority, Georgia Tech Athletic Association, RB, 5.750%, 10/01/36	1,250,000	1,466,475
Gwinnett County School District, GO, 5.000%, 02/01/35	2,000,000	2,432,440
Private Colleges & Universities Authority, RB, 5.000%, 04/01/31	1,000,000	1,150,520
Private Colleges & Universities Authority, RB, 5.000%, 04/01/33	1,000,000	1,138,260
Sandy Springs Public Facilities Authority, RB, 5.000%, 05/01/41	3,000,000	3,587,910
Sandy Springs Public Facilities Authority, RB, 5.000%, 05/01/47	3,000,000	3,569,490

		13,345,095

Guam 1.0%
Guam Power Authority, Series A, RB, 5.000%, 10/01/31	1,000,000	1,136,220

Hawaii 1.3%
University of Hawaii, Series E, RB, 5.000%, 10/01/32(c)	1,205,000	1,493,453

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2016

Seix High Grade Municipal Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Idaho 2.5%
Idaho Health Facilities Authority, Series A, RB, 6.750%, 11/01/37(b)	2,500,000	2,821,100

Illinois 4.6%
Chicago O’Hare International Airport, Series B, RB, 5.000%, 01/01/33	3,500,000	4,105,605
University of Illinois, Auxiliary Facilities System, Series A, RB, 5.750%, 04/01/38	1,000,000	1,141,000

		5,246,605

Kansas 1.5%
Kansas State Development Finance Authority, Adventist Bolingbrook Hospital, RB, 5.750%, 11/15/38(b)	1,500,000	1,722,765

Maine 2.6%
Maine State Turnpike Authority, RB, 6.000%, 07/01/38(b)	2,500,000	2,907,425

Massachusetts 1.6%
Commonwealth of Massachusetts, Series A, GO, 5.000%, 04/01/25	1,500,000	1,775,025

Missouri 1.6%
Metropolitan St Louis Sewer District, Series B, RB, 5.000%, 05/01/45	1,500,000	1,773,570

New York 8.3%
Erie County Industrial Development Agency, City School District Buffalo, Series A, RB, 5.750%, 05/01/29, BHAC	1,000,000	1,102,940
New York City Transitional Finance Authority Future Tax Secured Revenue, Series E-1, RB, 5.000%, 02/01/35	1,000,000	1,205,100
New York City Transitional Finance Authority Future Tax Secured Revenue, Series E-1, RB, 5.000%, 02/01/37	2,000,000	2,392,960
New York City Transitional Finance Authority Future Tax Secured Revenue, Series E-1, RB, 5.000%, 02/01/39	3,000,000	3,563,790
Utility Debt Securitization Authority, RB, 5.000%, 12/15/37	1,000,000	1,208,480

		9,473,270

	Shares or Principal Amount($)	Value($)
Ohio 2.7%
Ohio State, Series C, GO, 5.000%, 09/15/16	3,005,000	3,067,624

Tennessee 1.5%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, 5.000%, 07/01/46(c)	1,500,000	1,720,155

Texas 12.5%
Arlington Higher Education Finance Corp., Series A, RB, 5.000%, 08/15/39, PSF-GTD	1,000,000	1,142,300
Dallas Independent School District, GO, 6.375%, 02/15/34, PSF-GTD(b)	4,000,000	4,416,320
New Hope Cultural Education Facilities Financing Corp., Student Housing Corp., Series A, RB, 5.000%, 07/01/35	2,000,000	2,195,420
San Antonio TX Water System, Series A, RB, 5.000%, 05/15/33	2,000,000	2,430,680
San Antonio TX Water System, Series A, RB, 5.000%, 05/15/34	1,250,000	1,511,738
Texas State, Series C, GO, 5.250%, 08/01/16	2,500,000	2,540,525

		14,236,983

Washington 4.4%
Seattle Washington Municipal Light & Power, RB, 5.750%, 04/01/29, BHAC(b)	1,635,000	1,868,151
Washington State, Series C, GO, 5.000%, 02/01/35	2,570,000	3,097,107

		4,965,258

Total Municipal Bonds (Cost $94,399,941)		99,552,548

Money Market Fund 15.2%
Federated Tax-Free Obligations Fund, Institutional Shares, 0.14%(d)	17,339,825	17,339,825

Total Money Market Fund (Cost $17,339,825)		17,339,825

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2016

Seix High Grade Municipal Bond Fund — concluded

	Shares or Principal Amount($)	Value($)
Total Investments (Cost $111,739,766) — 102.7%		116,892,373
Liabilities in Excess of Other Assets — (2.7)%		(3,093,235)

Net Assets — 100.0%		$113,799,138

(a)	Step bond. The rate shown is the rate in effect as of March 31, 2016.

(b)	All or a portion of this security has been segregated, or otherwise earmarked, in connection with obligations for when-issued or delayed-delivery purchase commitments.

(c)	All or a portion of this security has been purchased on a when-issued or delayed-delivery basis.

(d)	Rate disclosed, the 7 day yield, is as of March 31, 2016.

Investment Abbreviations

AGC	—	Security guaranteed by Assured Guaranty Corporation
BHAC	—	Security guaranteed by Berkshire Hathaway Assurance Corporation
COP	—	Certificate of Participation
GO	—	General Obligation
PSF-GTD	—	Security guaranteed by Permanent School Fund Guarantee Program
RB	—	Revenue Bond

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2016

Seix High Income Fund

	Shares or Principal Amount($)	Value($)
Bank Loans 3.6%
Broadcasting 0.3%
iHeartCommunications, Inc., Term Loan D, 7.183%, 01/30/19(a)(b)	2,065,000	1,430,013

Energy 0.2%
Azure Midstream Energy LLC, Term Loan B, 7.500%, 11/15/18(a)(b)	1,512,849	756,424
Templar Energy LLC, New 2nd Lien Term Loan, 8.500%, 11/25/20(a)(b)(c)	6,572,409	650,669

		1,407,093

Healthcare 0.3%
inVentiv Health, Inc., Term Loan B4, 7.750%, 05/15/18(a)(b)	1,925,000	1,920,188

Metals/Minerals 0.6%
FMG Resources (August 2006) Pty Ltd., New Term Loan B, 4.250%, 06/30/19(a)(b)	4,531,899	3,821,886

Retail 1.5%
J.C. Penney Corporation, Inc., 1st Lien Term Loan, 6.000%, 05/22/18(a)(b)	2,117,858	2,119,976
Sears Roebuck Acceptance Corp., 2015 Term Loan, 5.500%, 06/30/18(a)(b)	4,943,683	4,696,499
Toys ‘R’ Us-Delaware, Inc., Term Loan B4, 9.750%, 04/24/20(a)(b)	2,545,382	2,044,781

		8,861,256

Service 0.7%
Asurion LLC, New 2nd Lien Term Loan, 8.500%, 03/03/21(a)(b)	4,360,000	4,072,981

Total Bank Loans (Cost $29,859,074)		21,513,417

Corporate Bonds 89.7%
Advertising 0.3%
MDC Partners, Inc., 6.500%, 05/01/24(a)	1,550,000	1,582,938

Aerospace/Defense 0.6%
TransDigm, Inc., 6.000%, 07/15/22	3,400,000	3,387,250

Airlines 1.1%
American Airlines Pass Through Trust, Series 2013-2, Cl B, 5.600%, 07/15/20(a)	3,531,917	3,567,236

	Shares or Principal Amount($)	Value($)
Airlines—continued
United Airlines Pass Through Trust, Series 2014-1, Cl B, 4.750%, 04/11/22	2,374,519	2,350,774
VistaJet Malta Finance PLC/VistaJet Co. Finance LLC, 7.750%, 06/01/20(d)	2,220,000	982,350

		6,900,360

Auto Manufacturers 0.0%(e)
General Motors Co. Escrow, 7.200%(c)(d)(f)(g)(h)	17,182,000	—
General Motors Co. Escrow, 8.375%(c)(d)(f)(g)(h)	36,800,000	—

		—

Banks 1.0%
CIT Group, Inc., 5.375%, 05/15/20	1,650,000	1,711,875
Provident Funding Associates LP/PFG Finance Corp., 6.750%, 06/15/21(a)	4,740,000	4,491,150

		6,203,025

Biotechnology 0.7%
Concordia Healthcare Corp., 9.500%, 10/21/22(a)(f)	4,268,000	4,129,290

Building Materials 0.9%
GCP Applied Technologies, Inc., 9.500%, 02/01/23(a)	897,000	973,245
Summit Materials LLC/Summit Materials Finance Corp., 6.125%, 07/15/23	1,225,000	1,163,750
US Concrete, Inc., 8.500%, 12/01/18	1,330,000	1,383,200
USG Corp., 5.875%, 11/01/21(a)	1,730,000	1,807,850

		5,328,045

Chemicals 2.8%
Blue Cube Spinco, Inc., 9.750%, 10/15/23(a)	2,543,000	2,905,377
Blue Cube Spinco, Inc., 10.000%, 10/15/25(a)(f)	2,415,000	2,759,138
Chemours Co. (The), 7.000%, 05/15/25(a)	4,455,000	3,564,000
Kraton Polymers LLC/Kraton Polymers Capital Corp., 10.500%, 04/15/23(a)	2,600,000	2,450,500
Nufarm Australia Ltd., 6.375%, 10/15/19(a)	1,685,000	1,651,300
Platform Specialty Products Corp., 10.375%, 05/01/21(a)	4,010,000	3,879,675

		17,209,990

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2016

Seix High Income Fund — continued

	Shares or Principal Amount($)	Value($)
Coal 1.1%
CONSOL Energy, Inc., 5.875%, 04/15/22(f)	6,120,000	4,410,194
CONSOL Energy, Inc., 8.000%, 04/01/23(f)	2,615,000	1,953,928

		6,364,122

Commercial Services 5.3%
Cenveo Corp., 6.000%, 08/01/19(a)	2,040,000	1,484,100
Flexi-Van Leasing, Inc., 7.875%, 08/15/18(a)	835,000	826,650
Harland Clarke Holdings Corp., 6.875%, 03/01/20(a)(i)	1,680,000	1,495,200
Harland Clarke Holdings Corp., 9.250%, 03/01/21(a)(i)	3,290,000	2,520,963
Harland Clarke Holdings Corp., 9.750%, 08/01/18(a)(i)	8,877,000	8,743,845
Hertz Corp. (The), 4.250%, 04/01/18	180,000	180,000
Hertz Corp. (The), 5.875%, 10/15/20(f)	3,030,000	3,065,148
Hertz Corp. (The), 6.750%, 04/15/19	3,074,000	3,118,542
Prospect Medical Holdings, Inc., 8.375%, 05/01/19(a)	2,817,000	2,908,552
Quad/Graphics, Inc., 7.000%, 05/01/22	3,980,000	3,303,400
TMS International Corp., 7.625%, 10/15/21(d)	4,350,000	2,544,750
United Rentals North America, Inc., 7.625%, 04/15/22	1,680,000	1,789,200

		31,980,350

Computers 0.4%
Project Homestake Merger Corp., 8.875%, 03/01/23(a)	2,615,000	2,601,925

Distribution/Wholesale 0.7%
Univar USA, Inc., 6.750%, 07/15/23(a)	4,395,000	4,290,619

Diversified Financial Services 9.9%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, 4.625%, 10/30/20	1,325,000	1,358,125
Ally Financial, Inc., 3.250%, 11/05/18	5,692,000	5,598,082
Ally Financial, Inc., 7.500%, 09/15/20	3,709,000	4,107,717
Ally Financial, Inc., 8.000%, 03/15/20	2,619,000	2,933,280
International Lease Finance Corp., 6.250%, 05/15/19	2,450,000	2,612,313

	Shares or Principal Amount($)	Value($)
Diversified Financial Services—continued
International Lease Finance Corp., 8.250%, 12/15/20	10,560,000	12,328,800
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.375%, 04/01/20(a)	3,350,000	2,897,750
Nationstar Mortgage LLC/Nationstar Capital Corp., 6.500%, 08/01/18	4,640,000	4,495,000
Nationstar Mortgage LLC/Nationstar Capital Corp., 6.500%, 07/01/21	3,171,000	2,814,263
Nationstar Mortgage LLC/Nationstar Capital Corp., 7.875%, 10/01/20(f)	3,890,000	3,724,675
Nationstar Mortgage LLC/Nationstar Capital Corp., 9.625%, 05/01/19(f)	1,025,000	1,060,875
Navient Corp., 4.875%, 06/17/19, MTN	2,600,000	2,509,000
Navient Corp., 5.000%, 10/26/20	2,010,000	1,824,075
Navient Corp., 5.500%, 01/15/19, MTN	250,000	245,625
Navient Corp., 8.000%, 03/25/20, MTN	1,855,000	1,845,725
Navient Corp., 8.450%, 06/15/18, MTN	1,805,000	1,933,606
Quicken Loans, Inc., 5.750%, 05/01/25(a)	6,045,000	5,863,650
Walter Investment Management Corp., 7.875%, 12/15/21(f)	2,905,000	1,888,250

		60,040,811

Electric 2.2%
Dynegy, Inc., 6.750%, 11/01/19	3,775,000	3,756,125
Dynegy, Inc., 7.375%, 11/01/22	2,365,000	2,187,625
Dynegy, Inc., 7.625%, 11/01/24	985,000	893,888
GenOn Energy, Inc., 7.875%, 06/15/17	996,000	747,000
GenOn Energy, Inc., 9.500%, 10/15/18	3,370,000	2,460,100
NRG Energy, Inc., 8.250%, 09/01/20	3,535,000	3,561,512

		13,606,250

Electronics 0.3%
Allegion PLC, 5.875%, 09/15/23	1,743,000	1,834,508

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2016

Seix High Income Fund — continued

	Shares or Principal Amount($)	Value($)
Entertainment 0.9%
Greektown Holdings LLC/Greektown Mothership Corp., 8.875%, 03/15/19(a)	3,345,000	3,428,625
WMG Acquisition Corp., 5.625%, 04/15/22(a)	1,778,000	1,804,670

		5,233,295

Environmental Control 0.2%
GFL Environmental, Inc., 9.875%, 02/01/21(a)	1,125,000	1,170,000

Food 2.2%
JBS USA LLC/JBS USA Finance, Inc., 5.750%, 06/15/25(a)	3,610,000	3,158,750
JBS USA LLC/JBS USA Finance, Inc., 8.250%, 02/01/20(a)	1,820,000	1,865,500
Post Holdings, Inc., 7.375%, 02/15/22	3,390,000	3,584,925
Post Holdings, Inc., 8.000%, 07/15/25(a)(f)	4,425,000	4,911,750

		13,520,925

Forest Products & Paper 0.4%
Resolute Forest Products, Inc., 5.875%, 05/15/23	3,984,000	2,689,200

Healthcare-Products 1.1%
Greatbatch Ltd., 9.125%, 11/01/23(a)	2,227,000	2,207,514
Kinetic Concepts, Inc./KCI USA, Inc., 7.875%, 02/15/21(a)	449,000	474,818
Kinetic Concepts, Inc./KCI USA, Inc., 10.500%, 11/01/18	2,685,000	2,691,712
Teleflex, Inc., 5.250%, 06/15/24	1,208,000	1,236,690

		6,610,734

Healthcare-Services 5.9%
Centene Escrow Corp., 5.625%, 02/15/21(a)	3,390,000	3,534,075
Centene Escrow Corp., 6.125%, 02/15/24(a)	855,000	899,888
CHS/Community Health Systems, Inc., 6.875%, 02/01/22(f)	2,335,000	2,107,338
CHS/Community Health Systems, Inc., 8.000%, 11/15/19	3,535,000	3,442,206
HCA Holdings, Inc., 6.250%, 02/15/21	2,865,000	3,079,875
HCA, Inc., 6.500%, 02/15/20	2,215,000	2,430,962

	Shares or Principal Amount($)	Value($)
Healthcare-Services—continued
IASIS Healthcare LLC/IASIS Capital Corp., 8.375%, 05/15/19	1,790,000	1,765,388
inVentiv Health, Inc., 9.000%, 01/15/18(a)	3,170,000	3,273,025
Kindred Healthcare, Inc., 8.000%, 01/15/20	2,425,000	2,406,812
Tenet Healthcare Corp., 6.750%, 06/15/23	1,945,000	1,862,338
Tenet Healthcare Corp., 8.000%, 08/01/20(f)	680,000	699,550
Tenet Healthcare Corp., 8.125%, 04/01/22	8,730,000	8,980,987
WellCare Health Plans, Inc., 5.750%, 11/15/20	1,280,000	1,324,800

		35,807,244

Home Builders 1.2%
CalAtlantic Group, Inc., 5.875%, 11/15/24	1,650,000	1,736,625
DR Horton, Inc., 4.000%, 02/15/20	1,095,000	1,127,850
Lennar Corp., 4.750%, 04/01/21	1,230,000	1,245,375
PulteGroup, Inc., 4.250%, 03/01/21	878,000	891,170
Shea Homes LP/Shea Homes Funding Corp., 5.875%, 04/01/23(a)	1,665,000	1,642,106
Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.250%, 04/15/21(a)	680,000	666,400

		7,309,526

Household Products/Wares 0.1%
Century Intermediate Holding Co. 2, PIK, 9.750%, 02/15/19(a)	863,000	877,024

Insurance 1.1%
Assured Guaranty US Holdings, Inc., Series A, 6.400%, 12/15/66(b)(d)	595,000	410,550
Radian Group, Inc., 5.500%, 06/01/19	2,880,000	2,930,400
Radian Group,Inc., 7.000%, 03/15/21	2,937,000	3,041,263

		6,382,213

Internet 0.3%
Zayo Group LLC/Zayo Capital, Inc., 6.000%, 04/01/23	1,770,000	1,766,672

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2016

Seix High Income Fund — continued

	Shares or Principal Amount($)	Value($)
Iron/Steel 0.5%
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc., 6.375%, 05/01/22(a)	1,805,000	1,640,294
Steel Dynamics, Inc., 5.125%, 10/01/21	1,470,000	1,484,700

		3,124,994

Leisure Time 0.6%
NCL Corp. Ltd., 5.250%, 11/15/19(a)	1,175,000	1,198,500
Viking Cruises Ltd., 8.500%, 10/15/22(a)	2,860,000	2,702,700

		3,901,200

Lodging 0.7%
Boyd Gaming Corp., 9.000%, 07/01/20	935,000	988,762
Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.500%, 07/01/19(a)(i)	3,240,000	3,078,000

		4,066,762

Media 7.1%
Altice Financing SA, 6.500%, 01/15/22(a)	1,030,000	1,048,025
Altice Financing SA, 6.625%, 02/15/23(a)	2,205,000	2,210,512
Altice Luxembourg SA, 7.750%, 05/15/22(a)	1,175,000	1,156,294
Altice US Finance SA, 7.750%, 07/15/25(a)	5,260,000	5,141,650
CCO Holdings LLC/Cap Corp., 5.750%, 09/01/23	1,060,000	1,099,750
Cequel Communications Holdings I LLC/Cequel Capital Corp., 5.125%, 12/15/21(a)	1,940,000	1,809,050
Cequel Communications Holdings I LLC/Cequel Capital Corp., 7.750%, 07/15/25(a)(f)	3,175,000	3,127,375
Clear Channel Worldwide Holdings, Inc., Series B, 6.500%, 11/15/22	2,640,000	2,626,800
DISH DBS Corp., 5.125%, 05/01/20	6,310,000	6,262,675
DISH DBS Corp., 7.875%, 09/01/19	560,000	616,000
iHeartCommunications, Inc., 10.625%, 03/15/23	465,000	322,013

	Shares or Principal Amount($)	Value($)
Media—continued
Lee Enterprises, Inc., 9.500%, 03/15/22(a)(f)	2,960,000	2,911,900
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance, 9.750%, 04/01/21	825,000	895,125
MHGE Parent LLC/MHGE Parent Finance, Inc., 8.500%, 08/01/19(a)(f)	3,470,000	3,452,650
Numericable-SFR, 6.000%, 05/15/22(a)	2,425,000	2,364,375
Univision Communications, Inc., 6.750%, 09/15/22(a)	1,434,000	1,520,040
VTR Finance BV, 6.875%, 01/15/24(a)	3,000,000	2,925,000
WideOpenWest Finance LLC/WideOpenWest Capital Corp., 10.250%, 07/15/19	2,405,000	2,405,000
Ziggo Bond Finance BV, 5.875%, 01/15/25(a)	1,315,000	1,288,700

		43,182,934

Metal Fabricate/Hardware 0.5%
JMC Steel Group, Inc., 8.250%, 03/15/18(a)(f)	3,365,000	2,994,850

Mining 1.0%
FMG Resources August 2006 Pty Ltd., 9.750%, 03/01/22(a)(f)	1,225,000	1,221,937
Imperial Metals Corp., 7.000%, 03/15/19(d)(f)	5,860,000	5,098,200

		6,320,137

Miscellaneous Manufacturer 1.4%
Bombardier, Inc., 7.500%, 03/15/18(a)	7,730,000	7,614,050
Gates Global LLC/Gates Global Co., 6.000%, 07/15/22(a)(f)	805,000	688,275

		8,302,325

Oil & Gas 10.0%
Antero Resources Corp., 6.000%, 12/01/20	5,014,000	4,763,300
Atwood Oceanics, Inc., 6.500%, 02/01/20(f)	3,400,000	1,615,000
Carrizo Oil & Gas, Inc., 7.500%, 09/15/20(f)	3,155,000	2,942,037
Chesapeake Energy Corp., 5.750%, 03/15/23(f)	5,405,000	1,837,700
Chesapeake Energy Corp., 6.625%, 08/15/20(f)	4,845,000	1,889,550

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2016

Seix High Income Fund — continued

	Shares or Principal Amount($)	Value($)
Oil & Gas—continued
Chesapeake Energy Corp., 6.875%, 11/15/20	5,310,000	2,084,175
CITGO Petroleum Corp., 6.250%, 08/15/22(a)	1,870,000	1,804,550
Concho Resources, Inc., 7.000%, 01/15/21	1,015,000	1,025,150
Continental Resources, Inc., 5.000%, 09/15/22	675,000	581,766
Continental Resources, Inc., 7.125%, 04/01/21	80,000	74,800
Eclipse Resources Corp., 8.875%, 07/15/23(a)	3,705,000	1,926,600
EP Energy LLC/Everest Acquisition Finance, Inc., 9.375%, 05/01/20	1,890,000	953,269
Halcon Resources Corp., 8.625%, 02/01/20(a)(f)	3,095,000	2,197,450
Hilcorp Energy I LP/Hilcorp Finance Co., 5.000%, 12/01/24(a)	3,410,000	2,872,925
Hilcorp Energy I LP/Hilcorp Finance Co., 7.625%, 04/15/21(a)(f)	3,489,000	3,323,272
Linn Energy LLC/Linn Energy Finance Corp., 8.625%, 04/15/20(c)	6,487,000	746,005
Offshore Drilling Holding SA, 8.375%, 09/20/20(a)	2,380,000	1,136,450
PBF Holding Co. LLC/PBF Finance Corp., 7.000%, 11/15/23(a)	2,115,000	2,006,606
Petrobras Global Finance BV, 5.625%, 05/20/43	2,635,000	1,712,750
Precision Drilling Corp., 5.250%, 11/15/24	2,285,000	1,616,638
Precision Drilling Corp., 6.625%, 11/15/20	1,689,843	1,351,875
Range Resources Corp., 5.750%, 06/01/21	2,659,000	2,346,567
Rice Energy, Inc., 6.250%, 05/01/22	2,885,000	2,509,950
Rowan Cos., Inc., 5.000%, 09/01/17	1,890,000	1,819,478
Sanchez Energy Corp., 7.750%, 06/15/21(f)	3,045,000	1,788,938
SandRidge Energy, Inc., 8.125%, 10/15/22(c)	1,935,000	111,263
SandRidge Energy, Inc., 8.750%, 06/01/20(a)	1,615,000	391,638
Seven Generations Energy Ltd., 6.750%, 05/01/23(a)(f)	2,521,000	2,376,042

	Shares or Principal Amount($)	Value($)
Oil & Gas—continued
Southwestern Energy Co., 4.050%, 01/23/20	1,890,000	1,370,250
Southwestern Energy Co., 7.500%, 02/01/18(f)	5,035,000	4,216,812
Whiting Petroleum Corp., 5.000%, 03/15/19	1,305,000	903,713
Whiting Petroleum Corp., 6.250%, 04/01/23(f)	3,860,000	2,595,850
WPX Energy, Inc., 5.250%, 01/15/17(f)	1,495,000	1,472,575

		60,364,944

Oil & Gas Services 0.5%
FTS International, Inc., 8.134%, 06/15/20(a)(b)(f)	2,095,000	1,413,054
KCA Deutag UK Finance PLC, 7.250%, 05/15/21(d)	2,820,000	1,762,500

		3,175,554

Pharmaceuticals 2.5%
Endo Finance LLC/Endo Finco, Inc., 7.750%, 01/15/22(a)	1,715,000	1,749,317
Endo Finance LLC/Endo Ltd./Endo Finco, Inc., 6.000%, 07/15/23(a)	4,075,000	3,835,594
Valeant Pharmaceuticals International, 6.750%, 08/15/21(a)	1,975,000	1,609,625
Valeant Pharmaceuticals International, 7.000%, 10/01/20(a)	3,375,000	2,835,000
Valeant Pharmaceuticals International, Inc., 6.750%, 08/15/18(a)(f)	5,280,000	4,791,600

		14,821,136

Pipelines 5.4%
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.125%, 03/01/22	4,075,000	3,056,250
DCP Midstream Operating LP, 2.500%, 12/01/17	2,285,000	2,176,478
Energy Transfer Equity LP, 7.500%, 10/15/20	2,860,000	2,752,750
Kinder Morgan Energy Partners LP, 9.000%, 02/01/19	3,825,000	4,341,031
Rockies Express Pipeline LLC, 6.000%, 01/15/19(a)	3,175,000	3,095,625
Rockies Express Pipeline LLC, 6.850%, 07/15/18(a)	1,241,000	1,237,897

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2016

Seix High Income Fund — continued

	Shares or Principal Amount($)	Value($)
Pipelines—continued
Sabine Pass Liquefaction LLC, 5.625%, 02/01/21	9,720,000	9,343,350
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.000%, 01/15/18	605,000	603,488
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.250%, 05/01/23	1,115,000	1,028,588
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.500%, 10/15/19(a)	3,004,000	2,988,980
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 6.125%, 10/15/21	875,000	875,000
Williams Cos., Inc. (The), 5.750%, 06/24/44	1,840,000	1,223,600

		32,723,037

Private Equity 0.7%
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.000%, 08/01/20	4,515,000	4,390,837

Real Estate 1.4%
Greystar Real Estate Partners LLC, 8.250%, 12/01/22(a)	370,000	382,025
Howard Hughes Corp. (The), 6.875%, 10/01/21(a)	5,770,000	5,683,450
Realogy Group LLC/Realogy Co-Issuer Corp., 5.250%, 12/01/21(a)(f)	2,195,000	2,266,337

		8,331,812

Real Estate Investment Trust 2.1%
iStar, Inc., 5.000%, 07/01/19	1,450,000	1,392,000
iStar, Inc., 6.500%, 07/01/21	3,303,000	3,216,296
iStar, Inc., 7.125%, 02/15/18	5,765,000	5,837,063
iStar, Inc., 9.000%, 06/01/17	2,220,000	2,308,800

		12,754,159

Retail 3.0%
Guitar Center, Inc., 6.500%, 04/15/19(a)	3,285,000	2,956,500
JC Penney Corp., Inc., 6.375%, 10/15/36	3,552,000	2,921,520
Landry’s Holdings II, Inc., 10.250%, 01/01/18(a)	720,000	716,400
Men’s Wearhouse, Inc. (The), 7.000%, 07/01/22	2,060,000	1,745,850
New Albertsons, Inc., 7.450%, 08/01/29	1,050,000	952,875

	Shares or Principal Amount($)	Value($)
Retail—continued
Rite Aid Corp., 6.125%, 04/01/23(a)	3,700,000	3,922,000
Rite Aid Corp., 6.750%, 06/15/21	2,515,000	2,656,469
Toys R Us Property Co. II LLC, 8.500%, 12/01/17	2,441,000	2,379,975

		18,251,589

Semiconductors 0.5%
Micron Technology, Inc., 5.625%, 01/15/26(a)	2,070,000	1,635,300
Micron Technology, Inc., 5.875%, 02/15/22	1,365,000	1,180,725

		2,816,025

Software 1.0%
First Data Corp., 7.000%, 12/01/23(a)	4,360,000	4,403,600
Solera LLC/Solera Finance, Inc., 10.500%, 03/01/24(a)	1,610,000	1,618,050

		6,021,650

Telecommunication Services 8.6%
Avaya, Inc., 7.000%, 04/01/19(a)(f)	1,835,000	1,238,625
Avaya, Inc., 9.000%, 04/01/19(a)	580,000	391,500
CenturyLink, Inc., Series Y, 7.500%, 04/01/24(j)	2,270,000	2,275,675
DigitalGlobe, Inc., 5.250%, 02/01/21(d)	1,690,000	1,537,900
Intelsat Jackson Holdings SA, 7.250%, 04/01/19	3,125,000	2,304,688
Intelsat Jackson Holdings SA, 7.250%, 10/15/20	2,090,000	1,348,050
Intelsat Jackson Holdings SA, 8.000%, 02/15/24(a)(f)	1,102,000	1,135,060
Intelsat Luxembourg SA, 7.750%, 06/01/21	1,354,000	402,815
Level 3 Financing, Inc., 6.125%, 01/15/21	6,895,000	7,222,512
Sprint Capital Corp., 8.750%, 03/15/32	3,335,000	2,609,638
Sprint Communications, Inc., 11.500%, 11/15/21	3,795,000	3,377,550
Sprint Corp., 7.875%, 09/15/23	9,350,000	7,150,786
T-Mobile USA, Inc., 6.500%, 01/15/24	1,990,000	2,069,600
T-Mobile USA, Inc., 6.542%, 04/28/20	1,940,000	2,003,050
T-Mobile USA, Inc., 6.633%, 04/28/21	2,490,000	2,602,050

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2016

Seix High Income Fund — concluded

	Shares or Principal Amount($)	Value($)
Telecommunication Services—continued
Trilogy International Partners LLC/Trilogy International Finance, Inc., 10.250%, 08/15/16(d)(i)	8,260,000	7,289,450
ViaSat, Inc., 6.875%, 06/15/20	3,945,000	4,097,869
West Corp., 5.375%, 07/15/22(a)	670,000	614,591
Wind Acquisition Finance SA, 7.375%, 04/23/21(a)	2,885,000	2,610,925

		52,282,334

Transportation 1.5%
Eletson Holdings, 9.625%, 01/15/22(d)	2,420,000	1,887,600
Florida East Coast Holdings Corp., 6.750%, 05/01/19(a)	2,985,000	2,985,000
Hornbeck Offshore Services, Inc., 1.500%, 09/01/19	1,985,000	1,177,353
Hornbeck Offshore Services, Inc., 5.000%, 03/01/21(d)	4,575,000	2,745,000

		8,794,953

Total Corporate Bonds (Cost $579,379,480)		543,447,548

Convertible Preferred Stock 0.2%
Telecommunication Services 0.2%
T-Mobile US, Inc., 5.500%, 12/15/17	16,490	1,091,638

Total Convertible Preferred Stock (Cost $824,500)		1,091,638

Preferred Stock 0.5%
Banks 0.5%
GMAC Capital Trust I, Series 2, 6.402%(b)	121,110	2,968,406

Total Preferred Stock (Cost $3,027,750)		2,968,406

Common Stocks 1.2%
Auto Manufacturers 0.9%
General Motors Co.	179,362	5,637,348

Energy-Alternate Sources 0.0%(e)
Pacific Ethanol, Inc.*	55,001	257,402

Telecommunication Services 0.3%
NII Holding, Inc.*(f)	284,455	1,573,036

Total Common Stocks (Cost $14,691,746)		7,467,786

Money Market Funds 13.4%
State Street Institutional Treasury Money Market Fund, Institutional Class, 0.19%(k)	19,562,804	19,562,804

	Shares or Principal Amount($)	Value($)
Money Market Funds—continued
State Street Institutional U.S. Government Money Market Fund, Institutional Class, 0.24%(k)(l)	61,871,816	61,871,816

Total Money Market Funds (Cost $81,434,620)		81,434,620

Total Investments (Cost $709,217,170) — 108.6%		657,923,415
Liabilities in Excess of Other Assets — (8.6)%		(52,005,218)

Net Assets — 100.0%		$605,918,197

*	Non-income producing security.

(a)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s investment adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 40.1% of net assets as of March 31, 2016.

(b)	Variable or floating rate security. Rate disclosed is as of March 31, 2016.

(c)	Security is in default.

(d)	The Fund’s investment adviser/subadviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. These securities represent 4.0% of net assets as of March 31, 2016.

(e)	Less than 0.05% of Net Assets.

(f)	The security or a partial position of the security was on loan as of March 31, 2016. The total value of securities on loan as of March 31, 2016 was $61,452,599.

(g)	Valued at fair value using procedures approved by the Board of Trustees (See Note 2(a)). Fair valued securities held by the Fund represent 0.0% of net assets as of March 31, 2016.

(h)	Perpetual maturity.

(i)	All or a portion of this security has been segregated, or otherwise earmarked, in connection with obligations for when-issued or delayed-delivery purchase commitments.

(j)	All or a portion of this security has been purchased on a when-issued or delayed-delivery basis.

(k)	Rate disclosed, the 7 day yield, is as of March 31, 2016.

(l)	Purchased with cash collateral held from securities lending. The total value of the collateral held by the Fund was $64,192,704. The total value of the collateral includes non-cash U.S. Government securities collateral having a value of $2,320,888. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2016 (See Note 2(k)).

Investment Abbreviations

MTN	—	Medium Term Note
PIK	—	Payment in-kind

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2016

Seix High Yield Fund

	Shares or Principal Amount($)	Value($)
Bank Loans 3.8%
Chemicals 0.4%
Kraton Polymers LLC, Term Loan B, 6.000%, 01/06/22(a)(b)(c)	2,220,000	2,090,685

Energy 0.2%
Azure Midstream Energy LLC, Term Loan B, 7.500%, 11/15/18(a)(b)	1,200,846	600,423
Templar Energy LLC, New 2nd Lien Term Loan, 8.500%, 11/25/20(a)(b)(d)	5,525,271	547,002

		1,147,425

Healthcare 0.3%
inVentiv Health, Inc., Term Loan B4, 7.750%, 05/15/18(a)(b)	1,735,000	1,730,662

Metals/Minerals 0.6%
FMG Resources (August 2006) Pty Ltd., New Term Loan B, 4.250%, 06/30/19(a)(b)	3,860,506	3,255,681

Retail 1.9%
J.C. Penney Corp., Inc., 1st Lien Term Loan, 6.000%, 05/22/18(a)(b)	4,206,603	4,210,809
Sears Roebuck Acceptance Corp., 2015 Term Loan, 5.500%, 06/30/18(a)(b)	4,283,252	4,069,089
Toys ‘R’ Us-Delaware, Inc., Term Loan B4, 9.750%, 04/24/20(a)(b)	2,301,202	1,848,625

		10,128,523

Service 0.4%
Asurion LLC, New Term Loan B1, 5.000%, 05/24/19(a)(b)	2,213,501	2,180,299

Total Bank Loans (Cost $26,853,553)		20,533,275

Corporate Bonds 87.8%
Advertising 0.3%
MDC Partners, Inc., 6.500%, 05/01/24(b)	1,340,000	1,368,475

Airlines 1.9%
Air Canada, 6.750%, 10/01/19(b)	2,600,000	2,691,000
American Airlines Pass Through Trust, Series 2013-2, Cl B, 5.600%, 07/15/20(b)	3,427,545	3,461,821

	Shares or Principal Amount($)	Value($)
Airlines—continued
United Airlines Pass Through Trust, Series 2014-1, Cl B, 4.750%, 04/11/22	3,256,157	3,223,595
VistaJet Malta Finance PLC/VistaJet Co. Finance LLC, 7.750%, 06/01/20(e)	1,850,000	818,625

		10,195,041

Banks 1.1%
CIT Group, Inc., 5.375%, 05/15/20	1,452,000	1,506,450
Provident Funding Associates LP/PFG Finance Corp., 6.750%, 06/15/21(b)	4,320,000	4,093,200

		5,599,650

Building Materials 1.0%
GCP Applied Technologies, Inc., 9.500%, 02/01/23(b)	813,000	882,105
Summit Materials LLC/Summit Materials Finance Corp., 6.125%, 07/15/23	1,080,000	1,026,000
USG Corp., 5.875%, 11/01/21(b)	3,385,000	3,537,325

		5,445,430

Chemicals 2.4%
Blue Cube Spinco, Inc., 9.750%, 10/15/23(b)	2,285,000	2,610,612
Blue Cube Spinco, Inc., 10.000%, 10/15/25(b)	2,060,000	2,353,550
Chemours Co. (The), 7.000%, 05/15/25(b)	2,705,000	2,164,000
Nufarm Australia Ltd., 6.375%, 10/15/19(b)	2,480,000	2,430,400
Platform Specialty Products Corp., 10.375%, 05/01/21(b)	3,570,000	3,453,975

		13,012,537

Coal 1.0%
CONSOL Energy, Inc., 5.875%, 04/15/22(f)	5,379,000	3,876,215
CONSOL Energy, Inc., 8.000%, 04/01/23(f)	2,250,000	1,681,200

		5,557,415

Commercial Services 6.2%
Flexi-Van Leasing, Inc., 7.875%, 08/15/18(b)	1,600,000	1,584,000
Harland Clarke Holdings Corp., 6.875%, 03/01/20(b)	5,195,000	4,623,550
Harland Clarke Holdings Corp., 9.750%, 08/01/18(b)	7,474,000	7,361,890

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2016

Seix High Yield Fund — continued

	Shares or Principal Amount($)	Value($)
Commercial Services—continued
Hertz Corp. (The), 4.250%, 04/01/18	160,000	160,000
Hertz Corp. (The), 5.875%, 10/15/20(f)	3,170,000	3,206,772
Hertz Corp. (The), 6.750%, 04/15/19	2,662,000	2,700,572
Prospect Medical Holdings, Inc., 8.375%, 05/01/19(b)	2,535,000	2,617,388
Quad/Graphics, Inc., 7.000%, 05/01/22	3,530,000	2,929,900
TMS International Corp., 7.625%, 10/15/21(e)(g)	8,591,000	5,025,735
United Rentals North America, Inc., 7.625%, 04/15/22	2,530,000	2,694,450

		32,904,257

Distribution/Wholesale 0.6%
Univar USA, Inc., 6.750%, 07/15/23(b)	3,270,000	3,192,338

Diversified Financial Services 10.4%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, 4.625%, 10/30/20	1,200,000	1,230,000
Alliance Data Systems Corp., 5.375%, 08/01/22(b)	1,395,000	1,307,813
Ally Financial, Inc., 3.250%, 11/05/18	1,450,000	1,426,075
Ally Financial, Inc., 7.500%, 09/15/20	5,201,000	5,760,107
Ally Financial, Inc., 8.000%, 03/15/20	5,673,000	6,353,760
ILFC E-Capital Trust I, 4.240%, 12/21/65(a)(e)	6,750,000	5,467,500
International Lease Finance Corp., 8.250%, 12/15/20	5,890,000	6,876,575
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.375%, 04/01/20(b)	2,765,000	2,391,725
Nationstar Mortgage LLC/Nationstar Capital Corp., 6.500%, 08/01/18	3,985,000	3,860,469
Nationstar Mortgage LLC/Nationstar Capital Corp., 6.500%, 07/01/21	4,115,000	3,652,062
Nationstar Mortgage LLC/Nationstar Capital Corp., 7.875%, 10/01/20(f)	2,055,000	1,967,663
Nationstar Mortgage LLC/Nationstar Capital Corp., 9.625%, 05/01/19(f)	855,000	884,925

	Shares or Principal Amount($)	Value($)
Diversified Financial Services—continued
Navient Corp., 4.875%, 06/17/19, MTN	2,000,000	1,930,000
Navient Corp., 5.000%, 10/26/20	1,690,000	1,533,675
Navient Corp., 5.500%, 01/15/19, MTN	225,000	221,063
Navient Corp., 8.000%, 03/25/20, MTN	1,545,000	1,537,275
Navient Corp., 8.450%, 06/15/18, MTN	1,900,000	2,035,375
Quicken Loans, Inc., 5.750%, 05/01/25(b)	5,390,000	5,228,300
Walter Investment Management Corp., 7.875%, 12/15/21(f)	2,585,000	1,680,250

		55,344,612

Electric 1.8%
Dynegy, Inc., 6.750%, 11/01/19	3,755,000	3,736,225
Dynegy, Inc., 7.375%, 11/01/22	2,010,000	1,859,250
Dynegy, Inc., 7.625%, 11/01/24	865,000	784,988
NRG Energy, Inc., 8.250%, 09/01/20	3,105,000	3,128,287

		9,508,750

Electronics 0.3%
Allegion PLC, 5.875%, 09/15/23	1,563,000	1,645,058

Entertainment 0.6%
Greektown Holdings LLC/Greektown Mothership Corp., 8.875%, 03/15/19(b)	2,940,000	3,013,500

Environmental Control 0.2%
GFL Environmental, Inc., 9.875%, 02/01/21(b)	1,006,000	1,046,240

Food 2.6%
JBS USA LLC/JBS USA Finance, Inc., 5.750%, 06/15/25(b)	3,400,000	2,975,000
JBS USA LLC/JBS USA Finance, Inc., 8.250%, 02/01/20(b)	1,610,000	1,650,250
Pilgrim’s Pride Corp., 5.750%, 03/15/25(b)	1,730,000	1,736,487
Post Holdings, Inc., 7.375%, 02/15/22	3,510,000	3,711,825
Post Holdings, Inc., 8.000%, 07/15/25(b)(f)	3,475,000	3,857,250

		13,930,812

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2016

Seix High Yield Fund — continued

	Shares or Principal Amount($)	Value($)
Forest Products & Paper 0.4%
Resolute Forest Products, Inc., 5.875%, 05/15/23(f)	3,447,000	2,326,725

Healthcare-Products 0.8%
Kinetic Concepts, Inc./KCI USA, Inc., 7.875%, 02/15/21(b)	3,216,000	3,400,920
Teleflex, Inc., 5.250%, 06/15/24	1,078,000	1,103,603

		4,504,523

Healthcare-Services 6.6%
Centene Escrow Corp., 5.625%, 02/15/21(b)	3,535,000	3,685,237
Centene Escrow Corp., 6.125%, 02/15/24(b)	760,000	799,900
CHS/Community Health Systems, Inc., 5.125%, 08/15/18	1,260,000	1,269,450
CHS/Community Health Systems, Inc., 6.875%, 02/01/22(f)	2,075,000	1,872,688
CHS/Community Health Systems, Inc., 8.000%, 11/15/19(f)	3,160,000	3,077,050
HCA Holdings, Inc., 6.250%, 02/15/21	2,548,000	2,739,100
HCA, Inc., 5.250%, 06/15/26	2,085,000	2,137,125
HCA, Inc., 6.500%, 02/15/20	3,195,000	3,506,512
inVentiv Health, Inc., 9.000%, 01/15/18(b)	2,735,000	2,823,888
Kindred Healthcare, Inc., 8.000%, 01/15/20	2,405,000	2,386,963
Tenet Healthcare Corp., 6.000%, 10/01/20	3,575,000	3,807,375
Tenet Healthcare Corp., 6.750%, 06/15/23	5,170,000	4,950,275
Tenet Healthcare Corp., 8.000%, 08/01/20(f)	595,000	612,106
WellCare Health Plans, Inc., 5.750%, 11/15/20	1,250,000	1,293,750

		34,961,419

Home Builders 1.9%
DR Horton, Inc., 4.000%, 02/15/20	1,895,000	1,951,850
Lennar Corp., 4.750%, 04/01/21	2,022,000	2,047,275
PulteGroup, Inc., 4.250%, 03/01/21	2,187,000	2,219,805
Shea Homes LP/Shea Homes Funding Corp., 5.875%, 04/01/23(b)	1,755,000	1,730,869

	Shares or Principal Amount($)	Value($)
Home Builders—continued
Shea Homes LP/Shea Homes Funding Corp., 6.125%, 04/01/25(b)	1,755,000	1,719,900
Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.250%, 04/15/21(b)	595,000	583,100

		10,252,799

Household Products/Wares 0.3%
Century Intermediate Holding Co. 2, PIK, 9.750%, 02/15/19(b)	1,368,000	1,390,230

Insurance 1.7%
Assured Guaranty US Holdings, Inc., Series A, 6.400%, 12/15/66(a)(e)	337,000	232,530
Radian Group, Inc., 5.500%, 06/01/19	3,549,000	3,611,107
Radian Group,Inc., 7.000%, 03/15/21	1,617,000	1,674,404
Sirius International Group Ltd., 7.506%(a)(b)(h)	3,570,000	3,525,375

		9,043,416

Iron/Steel 0.3%
Steel Dynamics, Inc., 5.125%, 10/01/21	1,380,000	1,393,800

Leisure Time 0.7%
NCL Corp. Ltd., 5.250%, 11/15/19(b)	1,285,000	1,310,700
Viking Cruises Ltd., 8.500%, 10/15/22(b)	2,825,000	2,669,625

		3,980,325

Lodging 0.8%
Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.500%, 07/01/19(b)(g)	2,690,000	2,555,500
MGM Resorts International, 6.000%, 03/15/23(f)	1,485,000	1,536,975

		4,092,475

Media 7.0%
Altice Financing SA, 6.500%, 01/15/22(b)	2,655,000	2,701,462
Altice Financing SA, 6.625%, 02/15/23(b)	2,510,000	2,516,275
Altice Finco SA, 7.625%, 02/15/25(b)	1,675,000	1,603,813
Altice Luxembourg SA, 7.750%, 05/15/22(b)	1,625,000	1,599,130

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2016

Seix High Yield Fund — continued

	Shares or Principal Amount($)	Value($)
Media—continued
Cablevision Systems Corp., 8.000%, 04/15/20	2,140,000	2,075,800
CCO Holdings LLC/Cap Corp., 5.750%, 09/01/23	2,485,000	2,578,187
Clear Channel Worldwide Holdings, Inc., Series B, 6.500%, 11/15/22	2,265,000	2,253,675
DISH DBS Corp., 5.125%, 05/01/20	4,600,000	4,565,500
DISH DBS Corp., 6.750%, 06/01/21	2,335,000	2,410,888
DISH DBS Corp., 7.875%, 09/01/19	500,000	550,000
Lee Enterprises, Inc., 9.500%, 03/15/22(b)(f)	2,590,000	2,547,912
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance, 9.750%, 04/01/21	2,790,000	3,027,150
Numericable-SFR, 6.000%, 05/15/22(b)	2,615,000	2,549,625
Univision Communications, Inc., 5.125%, 05/15/23(b)	1,655,000	1,646,725
Univision Communications, Inc., 6.750%, 09/15/22(b)	1,495,000	1,584,700
VTR Finance BV, 6.875%, 01/15/24(b)	2,000,000	1,950,000
Ziggo Bond Finance BV, 5.875%, 01/15/25(b)	815,000	798,700

		36,959,542

Mining 0.8%
FMG Resources August 2006 Pty Ltd., 9.750%, 03/01/22(b)(f)	2,140,000	2,134,650
Imperial Metals Corp., 7.000%, 03/15/19(e)	2,314,000	2,013,180

		4,147,830

Miscellaneous Manufacturer 1.2%
Bombardier, Inc., 7.500%, 03/15/18(b)(f)	6,640,000	6,540,400

Office/Business Equipment 0.2%
CDW LLC/CDW Finance Corp., 6.000%, 08/15/22	1,230,000	1,299,950

Oil & Gas 9.1%
Antero Resources Corp., 6.000%, 12/01/20	4,480,000	4,256,000
Atwood Oceanics, Inc., 6.500%, 02/01/20(f)	2,933,000	1,393,175

	Shares or Principal Amount($)	Value($)
Oil & Gas—continued
Carrizo Oil & Gas, Inc., 7.500%, 09/15/20(f)	3,080,000	2,872,100
Chesapeake Energy Corp., 5.750%, 03/15/23(f)	4,725,000	1,606,500
Chesapeake Energy Corp., 6.625%, 08/15/20(f)	855,000	333,450
Chesapeake Energy Corp., 6.875%, 11/15/20	4,625,000	1,815,313
CITGO Petroleum Corp., 6.250%, 08/15/22(b)	1,670,000	1,611,550
Concho Resources, Inc., 7.000%, 01/15/21	920,000	929,200
Continental Resources, Inc., 5.000%, 09/15/22	1,190,000	1,025,631
Continental Resources, Inc., 7.125%, 04/01/21	70,000	65,450
Diamondback Energy, Inc., 7.625%, 10/01/21(f)	1,440,000	1,483,200
EP Energy LLC/Everest Acquisition Finance, Inc., 9.375%, 05/01/20	915,000	461,503
Hilcorp Energy I LP/Hilcorp Finance Co., 5.000%, 12/01/24(b)	2,810,000	2,367,425
Hilcorp Energy I LP/Hilcorp Finance Co., 7.625%, 04/15/21(b)(f)	3,065,000	2,919,412
Oasis Petroleum, Inc., 7.250%, 02/01/19(f)	1,925,000	1,467,813
Offshore Drilling Holding SA, 8.375%, 09/20/20(b)	2,020,000	964,550
PBF Holding Co. LLC/PBF Finance Corp., 7.000%, 11/15/23(b)	1,745,000	1,655,569
Petrobras Global Finance BV, 5.625%, 05/20/43	2,335,000	1,517,750
Precision Drilling Corp., 5.250%, 11/15/24	2,167,000	1,533,153
Precision Drilling Corp., 6.625%, 11/15/20	1,491,588	1,193,270
Range Resources Corp., 5.750%, 06/01/21	2,860,000	2,523,950
Rice Energy, Inc., 6.250%, 05/01/22	430,000	374,100
Rice Energy, Inc., 7.250%, 05/01/23	2,200,000	1,925,000
Rowan Cos., Inc., 5.000%, 09/01/17	1,640,000	1,578,807
RSP Permian, Inc., 6.625%, 10/01/22	1,865,000	1,837,025

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2016

Seix High Yield Fund — continued

	Shares or Principal Amount($)	Value($)
Oil & Gas—continued
Seven Generations Energy Ltd., 6.750%, 05/01/23(b)(f)	2,858,000	2,693,665
Southwestern Energy Co., 4.050%, 01/23/20	1,720,000	1,247,000
Southwestern Energy Co., 7.500%, 02/01/18(f)	3,215,000	2,692,562
Whiting Petroleum Corp., 5.000%, 03/15/19	780,000	540,150
WPX Energy, Inc., 5.250%, 01/15/17(f)	1,290,000	1,270,650

		48,154,923

Oil & Gas Services 0.8%
FTS International, Inc., 8.134%, 06/15/20(a)(b)(f)	1,755,000	1,183,728
KCA Deutag UK Finance PLC, 7.250%, 05/15/21(e)	2,670,000	1,668,750
Oceaneering International, Inc., 4.650%, 11/15/24	1,440,000	1,240,127

		4,092,605

Pharmaceuticals 2.5%
Endo Finance LLC/Endo Finco, Inc., 7.750%, 01/15/22(b)	1,370,000	1,397,414
Endo Finance LLC/Endo Ltd./Endo Finco, Inc., 6.000%, 07/15/23(b)	4,025,000	3,788,531
Valeant Pharmaceuticals International, 6.750%, 08/15/21(b)	1,680,000	1,369,200
Valeant Pharmaceuticals International, 7.000%, 10/01/20(b)	2,900,000	2,436,000
Valeant Pharmaceuticals International, Inc., 6.750%, 08/15/18(b)(f)	4,605,000	4,179,037

		13,170,182

Pipelines 5.2%
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.125%, 03/01/22	3,725,000	2,793,750
DCP Midstream Operating LP, 2.500%, 12/01/17	2,040,000	1,943,114
Energy Transfer Equity LP, 7.500%, 10/15/20	2,095,000	2,016,437
Kinder Morgan Energy Partners LP, 9.000%, 02/01/19	3,420,000	3,881,392
Rockies Express Pipeline LLC, 6.000%, 01/15/19(b)	2,650,000	2,583,750

	Shares or Principal Amount($)	Value($)
Pipelines—continued
Rockies Express Pipeline LLC, 6.850%, 07/15/18(b)	1,105,000	1,102,238
Sabine Pass Liquefaction LLC, 5.625%, 02/01/21	7,085,000	6,810,456
Sabine Pass Liquefaction LLC, 5.625%, 04/15/23	1,515,000	1,439,250
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.000%, 01/15/18	535,000	533,663
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.250%, 05/01/23	989,000	912,353
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.500%, 10/15/19(b)	2,591,000	2,578,045
Williams Cos., Inc. (The), 5.750%, 06/24/44	1,590,000	1,057,350

		27,651,798

Private Equity 0.7%
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.000%, 08/01/20	4,005,000	3,894,862

Real Estate 1.8%
Greystar Real Estate Partners LLC, 8.250%, 12/01/22(b)	326,000	336,595
Howard Hughes Corp. (The), 6.875%, 10/01/21(b)	7,195,000	7,087,075
Realogy Group LLC/Realogy Co-Issuer Corp., 5.250%, 12/01/21(b)(f)	1,935,000	1,997,887

		9,421,557

Real Estate Investment Trust 2.1%
iStar, Inc., 5.000%, 07/01/19	1,100,000	1,056,000
iStar, Inc., 6.500%, 07/01/21	2,900,000	2,823,875
iStar, Inc., 7.125%, 02/15/18	5,030,000	5,092,875
iStar, Inc., 9.000%, 06/01/17	1,990,000	2,069,600

		11,042,350

Retail 2.0%
Guitar Center, Inc., 6.500%, 04/15/19(b)(f)	2,893,000	2,603,700
Limited Brands, Inc., 6.625%, 04/01/21	1,135,000	1,276,762
Men’s Wearhouse, Inc. (The), 7.000%, 07/01/22	1,785,000	1,512,787
Rite Aid Corp., 6.125%, 04/01/23(b)	3,175,000	3,365,500

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2016

Seix High Yield Fund — continued

	Shares or Principal Amount($)	Value($)
Retail—continued
Toys R Us Property Co. II LLC, 8.500%, 12/01/17	2,120,000	2,067,000

		10,825,749

Semiconductors 0.5%
Micron Technology, Inc., 5.625%, 01/15/26(b)	1,855,000	1,465,450
Micron Technology, Inc., 5.875%, 02/15/22	1,110,000	960,150

		2,425,600

Software 0.4%
First Data Corp., 6.750%, 11/01/20(b)	2,020,000	2,124,030

Telecommunication Services 8.1%
Avaya, Inc., 7.000%, 04/01/19(b)(f)	750,000	506,250
Avaya, Inc., 9.000%, 04/01/19(b)	1,385,000	934,875
CenturyLink, Inc., Series Y, 7.500%, 04/01/24(c)	1,995,000	1,999,987
DigitalGlobe, Inc., 5.250%, 02/01/21(e)	1,450,000	1,319,500
Intelsat Jackson Holdings SA, 8.000%, 02/15/24(b)(f)	2,632,000	2,710,960
Level 3 Financing, Inc., 6.125%, 01/15/21	5,500,000	5,761,250
Sprint Capital Corp., 8.750%, 03/15/32(g)	2,430,000	1,901,475
Sprint Communications, Inc., 7.000%, 03/01/20(b)(f)	2,590,000	2,590,000
Sprint Communications, Inc., 9.000%, 11/15/18(b)	2,430,000	2,545,425
Sprint Communications, Inc., 11.500%, 11/15/21	3,740,000	3,328,600
Sprint Corp., 7.875%, 09/15/23	2,995,000	2,290,546
T-Mobile USA, Inc., 6.500%, 01/15/24	1,930,000	2,007,200
T-Mobile USA, Inc., 6.542%, 04/28/20	1,655,000	1,708,787
T-Mobile USA, Inc., 6.633%, 04/28/21	4,865,000	5,083,925
ViaSat, Inc., 6.875%, 06/15/20	5,285,000	5,489,794
West Corp., 5.375%, 07/15/22(b)	585,000	536,621
Wind Acquisition Finance SA, 7.375%, 04/23/21(b)	2,560,000	2,316,800

		43,031,995

Transportation 1.5%
Eletson Holdings, 9.625%, 01/15/22(e)	2,070,000	1,614,600

	Shares or Principal Amount($)	Value($)
Transportation—continued
Florida East Coast Holdings Corp., 6.750%, 05/01/19(b)	3,035,000	3,035,000
Hornbeck Offshore Services, Inc., 1.500%, 09/01/19	1,775,000	1,052,797
Hornbeck Offshore Services, Inc., 5.000%, 03/01/21(e)	4,045,000	2,427,000

		8,129,397

Total Corporate Bonds (Cost $487,597,191)		466,622,597

Convertible Preferred Stock 0.2%
Telecommunication Services 0.2%
T-Mobile US, Inc., 5.500%, 12/15/17	14,325	948,315

Total Convertible Preferred Stock (Cost $716,250)		948,315

Common Stock 0.2%
Telecommunication Services 0.2%
NII Holding, Inc.*(f)	174,597	965,521

Total Common Stock (Cost $2,946,329)		965,521

Money Market Funds 16.3%
State Street Institutional Treasury Money Market Fund, Institutional Class, 0.19%(i)	39,832,036	39,832,036
State Street Institutional U.S. Government Money Market Fund, Institutional Class, 0.24%(i)(j)	46,697,565	46,697,565

Total Money Market Funds (Cost $86,529,601)		86,529,601

Total Investments (Cost $604,642,924) — 108.3%		575,599,309
Liabilities in Excess of Other Assets — (8.3)%		(44,357,233)

Net Assets — 100.0%		$531,242,076

*	Non-income producing security.

(a)	Variable or floating rate security. Rate disclosed is as of March 31, 2016.

(b)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s investment adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 40.2% of net assets as of March 31, 2016.

(c)	All or a portion of this security has been purchased on a when-issued or delayed-delivery basis.

(d)	Security is in default.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2016

Seix High Yield Fund — concluded

(e)	The Fund’s investment adviser/subadviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. These securities represent 3.9% of net assets as of March 31, 2016.

(f)	The security or a partial position of the security was on loan as of March 31, 2016. The total value of securities on loan as of March 31, 2016 was $46,040,107.

(g)	All or a portion of this security has been segregated, or otherwise earmarked, in connection with obligations for when-issued or delayed-delivery purchase commitments.

(h)	Perpetual maturity.
(i)	Rate disclosed, the 7 day yield, is as of March 31, 2016.

(j)	Purchased with cash collateral held from securities lending. The total value of the collateral held by the Fund was $47,835,215. The total value of the collateral includes non-cash U.S. Government securities collateral having a value of $1,137,650. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2016 (See Note 2(k)).

Investment Abbreviations

MTN	—	Medium Term Note
PIK	—	Payment in-kind

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2016

Seix Investment Grade Tax-Exempt Bond Fund

	Shares or Principal Amount($)	Value($)
Municipal Bonds 88.5%
Alabama 2.5%
Birmingham, Series A, GO, 0.000%, 03/01/27(a)	2,500,000	2,778,775
Birmingham, Series A, GO, 0.000%, 03/01/37(a)	3,000,000	3,202,140
Birmingham Special Care Facilities Financing Authority Health Care Facilities, Children’s Hospital of Alabama, RB, 6.000%, 06/01/39, AGC(b)	9,000,000	10,378,710

		16,359,625

Alaska 7.2%
Matanuska-Susitna Borough Lease, Goose Creek Correctional Center, RB, 5.500%, 09/01/23, AGC(b)	18,000,000	20,602,800
Matanuska-Susitna Borough Lease, Goose Creek Correctional Center, RB, 6.000%, 09/01/28, Pre-refunded 09/01/2019 @ 100, AGC	9,850,000	11,521,840
Matanuska-Susitna Borough Lease, Goose Creek Correctional Center, RB, 6.000%, 09/01/28, AGC	5,650,000	6,578,521
Matanuska-Susitna Borough Lease, Goose Creek Correctional Center, RB, 6.000%, 09/01/32, AGC	7,250,000	8,480,543

		47,183,704

Arizona 1.4%
Salt River Project Agricultural Improvement & Power District, Series A, RB, 5.000%, 12/01/36	7,500,000	8,966,175

California 17.9%
California Health Facilities Financing Authority, Series C, RB, 6.250%, 10/01/24	3,500,000	3,977,750
California Health Facilities Financing Authority, Series C, RB, 6.500%, 10/01/38(b)	5,400,000	6,164,694
California Infrastructure & Economic Development Bank, RB, 5.000%, 11/01/35	2,000,000	2,347,940

	Shares or Principal Amount($)	Value($)
California—continued
California State, GO, 4.000%, 09/01/35	1,800,000	1,976,886
California State, GO, 4.000%, 09/01/36	1,000,000	1,093,560
California State, GO, 5.000%, 08/01/35	1,000,000	1,197,720
California State, GO, 5.000%, 09/01/35	5,000,000	6,088,750
California State, GO, 5.000%, 09/01/36	2,000,000	2,425,340
California State, GO, 5.000%, 09/01/45	6,980,000	8,331,119
California State, GO, 6.500%, 04/01/33(b)	24,500,000	28,567,735
California State, Series C, GO, 5.000%, 09/01/32	9,950,000	12,099,896
Los Angeles California Wastewater System, Series A, RB, 5.750%, 06/01/34	2,225,000	2,544,243
Los Angeles California Wastewater System, Series A, RB, 5.750%, 06/01/34, Pre-refunded 06/01/2019 @ 100	2,775,000	3,201,129
Los Angeles County Regional Financing Authority, Series B-2, RB, 3.000%, 11/15/20, CA MTG INS	1,500,000	1,503,315
San Diego Redevelopment Agency Successor Agency, Series A, 5.000%, 09/01/27	500,000	625,720
San Francisco City & County Airports Commission, AMT, RB, 5.750%, 05/01/24, AGM	5,000,000	5,509,550
Santa Clara Valley Water District, Series A, RB, 5.000%, 06/01/46	4,000,000	4,759,280
University of California, Series A, RB, 5.000%, 11/01/31(c)	3,000,000	3,697,650
University of California, Series O, RB, 5.750%, 05/15/27	3,000,000	3,457,500
University of California, Series O, RB, 5.750%, 05/15/28(b)	10,000,000	11,525,000
University of California, Series O, RB, 5.750%, 05/15/29(b)	5,095,000	5,871,988

		116,966,765

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2016

Seix Investment Grade Tax-Exempt Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Delaware 0.3%
Delaware Transportation Authority, RB, 5.000%, 06/01/45	1,750,000	2,034,708

District of Columbia 1.4%
District of Columbia, Income Tax, Series A, RB, 5.500%, 12/01/30(b)	8,000,000	9,309,520

Florida 5.0%
Florida State, Series D, GO, 5.000%, 06/01/18	5,000,000	5,456,350
Miami Beach Redevelopment Agency, 5.000%, 02/01/34	1,470,000	1,701,598
Miami-Dade County, Building Better Communities Program, Series B, GO, 6.000%, 07/01/23	2,000,000	2,227,640
Miami-Dade County, Building Better Communities Program, Series B, GO, 6.125%, 07/01/25	3,000,000	3,349,800
Orlando FL Contract Tourist DE, Series A, RB, 5.250%, 11/01/34	3,785,000	4,533,257
South Florida Water Management District, COP, 5.000%, 10/01/36	4,000,000	4,766,760
Tampa Bay Water, Series A, RB, 5.000%, 10/01/36	3,760,000	4,538,433
Tampa Bay Water, Series A, RB, 5.000%, 10/01/37	4,000,000	4,807,880
Tampa FL Health System Revenue, Series A, RB, 4.000%, 11/15/46(c)	1,000,000	1,041,450

		32,423,168

Georgia 4.7%
Georgia State, Series A, GO, 5.000%, 01/01/26	5,000,000	6,104,950
Gwinnett County School District, GO, 5.000%, 02/01/35	11,000,000	13,378,420
Sandy Springs Public Facilities Authority, RB, 5.000%, 05/01/41	9,660,000	11,553,070

		31,036,440

Guam 0.2%
Guam Power Authority, Series A, RB, 5.000%, 10/01/28	1,000,000	1,153,940

	Shares or Principal Amount($)	Value($)
Hawaii 2.7%
Hawaii State, Series EE, GO, 5.000%, 11/01/29	6,750,000	8,050,455
University of Hawaii, Series E, RB, 5.000%, 10/01/32(c)	8,000,000	9,915,040

		17,965,495

Illinois 3.2%
Chicago O’Hare International Airport, AMT, RB, 4.000%, 01/01/27	2,730,000	2,885,746
Chicago O’Hare International Airport, RB, 5.000%, 01/01/31	9,080,000	10,744,092
Chicago O’Hare International Airport, Series B, RB, 5.000%, 01/01/33	4,080,000	4,785,962
University of Illinois, Auxiliary Facilities System, Series A, RB, 5.750%, 04/01/38	2,000,000	2,282,000

		20,697,800

Kansas 4.9%
Kansas State Development Finance Authority, Adventist Bolingbrook Hospital, RB, 5.750%, 11/15/38(b)	26,090,000	29,964,626
Kansas State Development Finance Authority, Adventist Bolingbrook Hospital, Series D, RB, 5.000%, 11/15/22	2,000,000	2,129,980

		32,094,606

Maryland 2.7%
Maryland State, Series A, GO, 5.000%, 03/01/24	3,640,000	4,306,156
Maryland State, Series B, GO, 5.000%, 08/01/25	5,920,000	7,216,599
Montgomery County, Series A, GO, 5.000%, 11/01/27	5,000,000	6,262,600

		17,785,355

Massachusetts 4.6%
Commonwealth of Massachusetts, Series A, GO, 5.000%, 04/01/25	5,520,000	6,532,092
Massachusetts School Building Authority, Series C, RB, 5.000%, 08/15/36	5,000,000	5,973,900
Massachusetts State, Series A, GO, 5.000%, 07/01/30	2,525,000	3,165,264
Massachusetts State, Series A, GO, 5.000%, 07/01/31	2,500,000	3,113,150

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2016

Seix Investment Grade Tax-Exempt Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Massachusetts—continued
Massachusetts State, Series A, GO, 5.000%, 07/01/32	2,000,000	2,476,100
Massachusetts State College Building Authority, Series B, RB, 5.000%, 05/01/34, ST INTERCEPT	4,045,000	4,771,158
Massachusetts State College Building Authority, Series B, RB, 5.000%, 05/01/39, ST INTERCEPT	3,250,000	3,771,593

		29,803,257

Michigan 2.9%
Michigan Finance Authority, RB, 5.000%, 07/01/21	14,000,000	15,325,100
University of Michigan, RB, 5.000%, 04/01/36	3,000,000	3,651,090

		18,976,190

Missouri 1.2%
Metropolitan St Louis Sewer District, Series B, RB, 5.000%, 05/01/35	1,500,000	1,811,130
Metropolitan St Louis Sewer District, Series B, RB, 5.000%, 05/01/36	5,000,000	6,010,000

		7,821,130

New York 10.9%
Erie County Industrial Development Agency, City School District Buffalo, Series A, RB, 5.750%, 05/01/29, BHAC-CR-AGM	5,340,000	5,889,700
New York City Municipal Water Finance Authority, Water & Sewer System, Series A, RB, 5.750%, 06/15/40(b)	15,330,000	16,936,584
New York City Transitional Finance Authority, Building Aid, Series S-2, RB, 6.000%, 07/15/38, State Aid Withholding(b)	7,500,000	8,342,325
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, 5.000%, 02/01/28	5,000,000	5,384,200
New York City Transitional Finance Authority Future Tax Secured Revenue, Series E-1, RB, 5.000%, 02/01/35	3,500,000	4,217,850

	Shares or Principal Amount($)	Value($)
New York—continued
New York City Transitional Finance Authority Future Tax Secured Revenue, Series E-1, RB, 5.000%, 02/01/37	8,000,000	9,571,840
New York City Transitional Finance Authority Future Tax Secured Revenue, Series E-1, RB, 5.000%, 02/01/39	7,000,000	8,315,510
New York State Dormitory Authority, Series A, RB, 5.000%, 03/15/28	2,500,000	3,077,550
Utility Debt Securitization Authority, RB, 5.000%, 12/15/37	8,000,000	9,667,840

		71,403,399

North Carolina 0.3%
North Carolina State, Series C, GO, 5.000%, 05/01/18	1,880,000	2,046,361

Ohio 0.8%
Ohio State Water Development Authority Water Pollution Control Revenue, Series B, 5.000%, 12/01/28	4,140,000	5,219,008

Pennsylvania 2.8%
Pennsylvania Economic Development Financing Authority, RB, 5.000%, 07/01/21	7,500,000	8,046,225
University of Pittsburgh, Commonwealth System of Higher Education, Series B, RB, 5.500%, 09/15/23, GO of University	6,750,000	7,654,770
University of Pittsburgh, Commonwealth System of Higher Education, Series B, RB, 5.500%, 09/15/24, GO of University	2,500,000	2,832,750

		18,533,745

Tennessee 0.4%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Series A, RB, 5.000%, 07/01/40(c)	2,000,000	2,304,760

Texas 5.1%
Dallas Community College District, GO, 5.000%, 02/15/24	5,850,000	6,291,967

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2016

Seix Investment Grade Tax-Exempt Bond Fund — concluded

	Shares or Principal Amount($)	Value($)
Texas—continued
Dallas Independent School District, GO, 6.375%, 02/15/34, PSF-GTD(b)	6,000,000	6,624,480
New Hope Cultural Education Facilities Financing Corp., Student Housing Corp., Series A, RB, 5.000%, 07/01/35	7,100,000	7,793,741
San Antonio City Water System Revenue, Series A, RB, 5.000%, 05/15/31	1,750,000	2,149,613
Texas State Public Finance Authority, Unemployment Comp., Series B, RB, 4.000%, 07/01/17	10,000,000	10,268,500

		33,128,301

Washington 5.4%
Energy Northwest, RB, 5.000%, 07/01/24, Pre-refunded 07/01/2018 @ 100	965,000	1,054,504
Energy Northwest, RB, 5.000%, 07/01/24	3,035,000	3,300,138
Energy Northwest, Series A, RB, 5.000%, 07/01/26(c)	3,250,000	4,166,077
Washington State, Series A, GO, 5.000%, 08/01/24	8,880,000	10,560,806
Washington State, Series C, GO, 5.000%, 02/01/35	13,500,000	16,268,850

		35,350,375

Total Municipal Bonds (Cost $544,860,381)		578,563,827

Money Market Fund 12.3%
Federated Tax-Free Obligations Fund, Institutional Shares, 0.14%(d)	80,641,465	80,641,465

Total Money Market Fund (Cost $80,641,465)		80,641,465

	Shares or Principal Amount($)	Value($)
Total Investments (Cost $625,501,846) — 100.8%		659,205,292
Liabilities in Excess of Other Assets — (0.8)%		(4,909,619)

Net Assets — 100.0%		$654,295,673

(a)	Step bond. The rate shown is the rate in effect as of March 31, 2016.

(b)	All or a portion of this security has been segregated, or otherwise earmarked, in connection with obligations for when-issued or delayed-delivery purchase commitments.

(c)	All or a portion of this security has been purchased on a when-issued or delayed-delivery basis.

(d)	Rate disclosed, the 7 day yield, is as of March 31, 2016.

Investment Abbreviations

AGC	—	Security guaranteed by Assured Guaranty Corporation
AGM	—	Security guaranteed by Assured Guaranty Municipal Corporation
AMT	—	Income subject to Alternative Minimum Tax
BHAC	—	Security guaranteed by Berkshire Hathaway Assurance Corporation
CA MTG INS	—	California Mortgage Insurance
COP	—	Certificate of Participation
CR	—	Custodial Receipts
GO	—	General Obligation
PSF-GTD	—	Security guaranteed by Permanent School Fund Guarantee Program
RB	—	Revenue Bond
ST INTERCEPT	—	State Interception

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2016

Seix Limited Duration Fund

	Shares or Principal Amount($)	Value($)

Asset-Backed Securities 24.5%
Automobiles 7.9%
Fifth Third Auto Trust, Series 2015-1, Cl A2B, 0.986%, 05/15/18(a)	270,000	270,137
Harley-Davidson Motorcycle Trust, Series 2014-1, Cl A2B, 0.606%, 04/15/18(a)	85,656	85,644
World Omni Automobile Lease Securitization Trust, Series 2014-A, Cl A2A, 0.710%, 03/15/17	171,295	171,110

		526,891

Credit Card 15.0%
American Express Issuance Trust II, Series 2013-1, Cl B, 0.886%, 02/15/19(a)	400,000	398,102
Barclays Dryrock Issuance Trust, Series 2014-1, Cl A, 0.796%, 12/16/19(a)	300,000	299,910
Cabela’s Credit Card Master Note Trust, Series 2014-2, Cl A, 0.886%, 07/15/22(a)	300,000	295,113

		993,125

Student Loan Asset Backed Security 1.6%
SLM Student Loan Trust, Series 2013-1, Cl A2, 0.683%, 09/25/19(a)	109,837	108,484

Total Asset-Backed Securities (Cost $1,634,078)		1,628,500

Collateralized Mortgage Obligations 55.4%
Agency Collateralized Mortgage Obligations 35.2%
Federal Home Loan Mortgage Corporation
Series 3066, Cl FG, REMIC, 0.636%, 03/15/24(a)	889,726	892,763
Series 4231, Cl FD, REMIC, 0.786%, 10/15/32(a)	719,029	720,278

		1,613,041

Federal National Mortgage Association
Series 2004-79, Cl FM, 0.733%, 11/25/24(a)	668,873	670,873
Series 2005-107, Cl PF, 0.883%, 11/25/32(a)	40,385	40,396
Series 2010-90, Cl MF, 0.833%, 04/25/28(a)	15,176	15,178

		726,447

	Shares or Principal Amount($)	Value($)

Commercial Mortgage Backed Securities 20.2%
Federal Home Loan Mortgage Corporation
Series KF03, Cl A, 0.781%, 01/25/21(a)	522,180	521,096
Series KF05, Cl A, 0.782%, 09/25/21(a)	822,393	819,083

		1,340,179

Total Collateralized Mortgage Obligations (Cost $3,663,667)		3,679,667

U.S. Government Agency Mortgages 15.6%
Federal National Mortgage Association
Pool #AM6261, 0.645%, 07/01/19(a)	620,000	619,973
Pool #AM7028, 0.665%, 10/01/19(a)	420,000	419,825

Total U.S. Government Agency Mortgages (Cost $1,039,219)		1,039,798

Money Market Fund 4.5%
State Street Institutional Treasury Money Market Fund, Institutional Class, 0.19%(b)	299,524	299,524

Total Money Market Fund (Cost $299,524)		299,524

Total Investments (Cost $6,636,488) — 100.0%		6,647,489
Other Assets in Excess of Liabilities — 0.0%(c)		1,077

Net Assets — 100.0%		$6,648,566

(a)	Variable or floating rate security. Rate disclosed is as of March 31, 2016.

(b)	Rate disclosed, the 7 day yield, is as of March 31, 2016.

(c)	Less than 0.05% of Net Assets.

Investment Abbreviation

REMIC — Real Estate Mortgage Investment Conduit

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2016

Seix North Carolina Tax-Exempt Bond Fund

	Shares or Principal Amount($)	Value($)
Municipal Bonds 95.8%
Alabama 0.8%
Birmingham, Series A, GO, 0.000%, 03/01/32(a)	215,000	233,458

Guam 5.4%
Guam Power Authority, Series A, RB, 5.000%, 10/01/44, AGM	1,000,000	1,145,040
Guam Waterworks Authority, RB, 5.000%, 01/01/46	270,000	306,361
Territory of Guam, Series D, RB, 5.000%, 11/15/39	100,000	113,033

		1,564,434

North Carolina 86.5%
Buncombe County Metropolitan Sewerage District, RB, 5.000%, 07/01/39	1,000,000	1,165,020
Charlotte Airport Revenue, Series B, AMT, RB, 5.500%, 07/01/23	700,000	808,605
Charlotte Water & Sewer System, RB, 5.000%, 07/01/21	1,080,000	1,182,719
Charlotte Water & Sewer System, RB, 5.000%, 07/01/40	1,000,000	1,196,160
Charlotte-Mecklenburg Hospital Authority (The), Series A, RB, 5.250%, 01/15/42	1,000,000	1,133,980
Forsyth County, GO, 5.000%, 02/01/22, Pre-refunded 02/01/2019 @ 100	750,000	836,865
New Hanover County Hospital, New Hanover Regional Medical Center, Series B, RB, 5.125%, 10/01/31, AGM(b)	1,000,000	1,106,910
North Carolina Capital Facilities Finance Agency, RB, 5.000%, 04/01/30	1,000,000	1,162,950
North Carolina Capital Facilities Finance Agency, RB, 5.250%, 03/01/33	1,000,000	1,105,010
North Carolina Infrastructure Finance Corp., Series A, COP, 5.000%, 02/01/24, Pre-refunded 02/01/2017 @ 100, AGM	1,000,000	1,036,960
North Carolina Medical Care Commission Health Care Facilities, University Health Systems, Series D, RB, 6.250%, 12/01/33(b)	1,500,000	1,712,955

	Shares or Principal Amount($)	Value($)
North Carolina—continued
North Carolina Municipal Power Agency No. 1, Series A, RB, 5.000%, 01/01/30, Pre-refunded 01/01/2019 @ 100	710,000	789,293
North Carolina Municipal Power Agency No. 1, Series A, RB, 5.000%, 01/01/30	290,000	318,475
North Carolina State, Series A, GO, 5.000%, 06/01/17	1,450,000	1,524,283
North Carolina State Ports Authority Facilities, Series A, RB, 5.250%, 02/01/40(b)	1,000,000	1,119,610
North Carolina State University at Raleigh, Series A, RB, 5.000%, 10/01/37	1,000,000	1,182,760
Pitt County, RB, 5.000%, 04/01/28	1,000,000	1,224,290
Raleigh, RB, 5.000%, 02/01/23	850,000	1,043,180
Raleigh Combined Enterprise System Revenue, Series B, RB, 5.000%, 12/01/24	1,000,000	1,278,740
University of North Carolina at Charlotte, RB, 5.000%, 04/01/45	1,500,000	1,750,545
Wake County, Series A, GO, 4.000%, 02/01/27	1,000,000	1,138,060
Western Carolina University, Student Housing Project, RB, 4.000%, 06/01/39(c)	1,250,000	1,326,775

		25,144,145

South Carolina 3.1%
South Carolina State Public Service Authority, Series A, RB, 5.750%, 12/01/43	750,000	914,977

Total Municipal Bonds (Cost $26,074,868)		27,857,014

Money Market Fund 3.6%
Federated Tax-Free Obligations Fund, Institutional Shares, 0.14%(d)	1,042,292	1,042,292

Total Money Market Fund (Cost $1,042,292)		1,042,292

Total Investments (Cost $27,117,160) — 99.4%		28,899,306
Other Assets in Excess of Liabilities — 0.6%		168,825

Net Assets — 100.0%		$29,068,131

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2016

Seix North Carolina Tax-Exempt Bond Fund — concluded

(a)	Step bond. The rate shown is the rate in effect as of March 31, 2016.

(b)	All or a portion of this security has been segregated, or otherwise earmarked, in connection with obligations for when-issued or delayed-delivery purchase commitments.

(c)	All or a portion of this security has been purchased on a when-issued or delayed-delivery basis.

(d)	Rate disclosed, the 7 day yield, is as of March 31, 2016.

Investment Abbreviations

AGM	—	Security guaranteed by Assured Guaranty Municipal Corporation
AMT	—	Income subject to Alternative Minimum Tax
COP	—	Certificate of Participation
GO	—	General Obligation
RB	—	Revenue Bond

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2016

Seix Short-Term Bond Fund

	Shares or Principal Amount($)	Value($)
Asset-Backed Securities 9.0%
Automobiles 0.7%
AmeriCredit Automobile Receivables Trust 2014-2, Series 2014-2, Cl B, 1.600%, 07/08/19	110,000	109,796
California Republic Auto Receivables Trust, Series 2014-1, Cl A3, 0.850%, 05/15/18	77,822	77,759
Nissan Auto Lease Trust, Series 2015-A, Cl A2A, 0.990%, 11/15/17	200,472	200,446

		388,001

Credit Card 5.2%
BA Credit Card Trust, Series 2015-A2, Cl A, 1.360%, 09/15/20	490,000	491,666
Cabela’s Master Credit Card Trust, Series 2014-1, Cl A, 0.786%, 03/16/20(a)	627,000	626,178
Capital One Multi-Asset Execution Trust, Series 2014-A5, Cl A, 1.480%, 07/15/20	325,000	326,742
Capital One Multi-Asset Execution Trust, Series 2015-A1, Cl A, 1.390%, 01/15/21	312,000	313,006
Chase Issuance Trust, Series 2014-A7, Cl A, 1.380%, 11/15/19	500,000	501,629
Discover Card Execution Note Trust, Series 2013-A1, Cl A1, 0.736%, 08/17/20(a)	272,000	271,932
Discover Card Execution Note Trust, Series 2016-A1, Cl A1, 1.640%, 07/15/21	275,000	277,065

		2,808,218

Other 2.3%
AEP Texas Central Transition Funding III LLC, Series 2012-1, Cl A1, 0.880%, 12/01/18	239,182	238,885
Centerpoint Energy Transition Bond Co. II LLC, Series 2005-A, Cl A4, 5.170%, 08/01/19	60,816	62,508
CenterPoint Energy Transition Bond Co. IV LLC, Series 2012-1, Cl A1, 0.901%, 04/15/18	161,263	161,134
FirstEnergy Ohio PIRB Special Purpose Trust, Series 2013-1, Cl A2, 1.726%, 01/15/22	440,000	442,868

	Shares or Principal Amount($)	Value($)
Other—continued
Ohio Phase-In-Recovery Funding LLC, Series 2013-1, Cl A1, 0.958%, 07/01/18	309,141	308,433
Oncor Electric Delivery Transition Bond Co. LLC, Series 2004-1, Cl A3, 5.290%, 05/15/18	14,479	14,553

		1,228,381

Student Loan Asset Backed Security 0.8%
SLM Student Loan Trust, Series 2013-1, Cl A2, 0.683%, 09/25/19(a)	412,986	407,901

Total Asset-Backed Securities (Cost $4,826,206)		4,832,501

Collateralized Mortgage Obligations 9.3%
Commercial Mortgage Backed Securities 9.3%
Citigroup Commercial Mortgage Trust
Series 2012-GC8, Cl A1, 0.685%, 09/10/45	26,971	26,915

Commercial Mortgage Trust
Series 2012-9W57, Cl A, 2.365%, 02/10/29(b)	500,000	503,120
Series 2013-CR9, Cl A1, 1.344%, 07/10/45	51,619	51,608

		554,728

Credit Suisse Commercial Mortgage Trust
Series 2006-C5, Cl A3, 5.311%, 12/15/39	483,402	486,439

GS Mortgage Securities Trust
Series 2012-GCJ7, Cl A2, 2.318%, 05/10/45	385,000	387,440
Series 2013-GC14, Cl A1, 1.217%, 08/10/46	46,102	45,971

		433,411

JPMorgan Chase Commercial Mortgage Securities Trust
Series 2010-C2, Cl A2, 3.616%, 11/15/43(b)	780,000	798,123
Series 2011-C3, Cl A3, 4.388%, 02/15/46(b)	325,000	339,200
Series 2013-C13, Cl A1, 1.303%, 01/15/46	232,876	232,438

		1,369,761

Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C12, Cl A1, 1.313%, 10/15/46	379,861	377,953

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2016

Seix Short-Term Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Commercial Mortgage Backed Securities—continued
Series 2014-C14, Cl A1, 1.250%, 02/15/47	117,748	117,042

		494,995

Morgan Stanley Capital I Trust
Series 2012-C4, Cl A3, 2.991%, 03/15/45	196,000	202,262

WFRBS Commercial Mortgage Trust
Series 2012-C10, Cl A2, 1.765%, 12/15/45	600,000	601,126
Series 2012-C8, Cl A2, 1.881%, 08/15/45	785,731	788,286

		1,389,412

Total Collateralized Mortgage Obligations (Cost $4,963,744)		4,957,923

Corporate Bonds 34.8%
Aerospace/Defense 2.2%
Boeing Co. (The), 0.743%, 10/30/17(a)	530,000	529,683
L-3 Communications Corp., 1.500%, 05/28/17	379,000	377,701
Lockheed Martin Corp., 1.850%, 11/23/18	265,000	268,026

		1,175,410

Auto Manufacturers 0.8%
PACCAR Financial Corp., 1.236%, 12/06/18, MTN(a)	200,000	200,429
PACCAR Financial Corp., 1.450%, 03/09/18, MTN	239,000	239,551

		439,980

Banks 8.4%
Citigroup, Inc., 1.350%, 03/10/17	541,000	541,222
Credit Suisse New York, 1.375%, 05/26/17, MTN	845,000	842,602
Goldman Sachs Group, Inc. (The), 5.950%, 01/18/18	783,000	839,682
ING Bank NV, 1.800%, 03/16/18(b)	414,000	415,206
JPMorgan Chase & Co., 6.125%, 06/27/17	558,000	587,300
Lloyds Bank PLC, 1.750%, 05/14/18	543,000	541,749
Wells Fargo & Co., 1.250%, 07/20/16, MTN	740,000	741,312

		4,509,073

	Shares or Principal Amount($)	Value($)
Beverages 1.2%
Anheuser-Busch InBev Finance, Inc., 1.900%, 02/01/19	642,000	651,168

Biotechnology 0.6%
Celgene Corp., 2.125%, 08/15/18	309,000	312,499

Chemicals 1.1%
Chevron Phillips Chemical Co. LLC, 1.700%, 05/01/18(b)	602,000	597,710

Commercial Services 1.2%
ERAC USA Finance LLC, 1.400%, 04/15/16(b)	632,000	632,105

Computers 1.0%
Apple, Inc., 1.050%, 05/05/17	266,000	267,009
Hewlett Packard Enterprise Co., 2.850%, 10/05/18(b)	257,000	261,315

		528,324

Diversified Financial Services 2.2%
Air Lease Corp., 2.625%, 09/04/18	266,000	264,321
American Express Credit Corp., 1.300%, 07/29/16	916,000	917,500

		1,181,821

Electric 0.3%
Duke Energy Corp., 1.009%, 04/03/17(a)	141,000	140,055

Healthcare-Products 1.4%
Becton Dickinson and Co., 1.800%, 12/15/17	265,000	266,114
Medtronic, Inc., 1.500%, 03/15/18	498,000	502,287

		768,401

Healthcare-Services 0.6%
UnitedHealth Group, Inc., 1.875%, 11/15/16	349,000	351,438

Housewares 0.8%
Newell Rubbermaid, Inc., 2.600%, 03/29/19	424,000	430,166

Insurance 3.1%
Berkshire Hathaway Finance Corp., 1.700%, 03/15/19	266,000	269,691
Berkshire Hathaway, Inc., 1.900%, 01/31/17	596,000	601,314
MetLife, Inc., 6.750%, 06/01/16	800,000	807,672

		1,678,677

Internet 0.4%
eBay, Inc., 2.500%, 03/09/18	222,000	225,601

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2016

Seix Short-Term Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Machinery-Diversified 1.0%
John Deere Capital Corp., 1.350%, 01/16/18, MTN	528,000	529,206

Oil & Gas 2.1%
Chevron Corp., 1.365%, 03/02/18	552,000	553,966
Exxon Mobil Corp., 1.305%, 03/06/18	553,000	555,483

		1,109,449

Oil & Gas Services 0.9%
Schlumberger Holdings Corp., 1.900%, 12/21/17(b)	461,000	459,905

Pharmaceuticals 0.6%
AbbVie, Inc., 1.800%, 05/14/18	318,000	320,136

Pipelines 0.8%
Kinder Morgan, Inc., 2.000%, 12/01/17	269,000	266,118
Spectra Energy Partners LP, 2.950%, 09/25/18	158,000	158,620

		424,738

Real Estate Investment Trust 0.4%
American Tower Corp., 4.500%, 01/15/18	225,000	234,450

Retail 0.6%
CVS Health Corp., 1.900%, 07/20/18	306,000	310,465

Semiconductors 0.4%
TSMC Global Ltd., 1.625%, 04/03/18(b)	200,000	198,860

Software 0.5%
Fidelity National Information Services, Inc., 2.850%, 10/15/18	276,000	280,499

Telecommunication Services 1.2%
AT&T, Inc., 5.500%, 02/01/18	488,000	522,831
Verizon Communications, Inc., 2.500%, 09/15/16	97,000	97,747

		620,578

Transportation 1.0%
Canadian National Railway Co., 0.787%, 11/14/17(a)	554,000	552,615

Total Corporate Bonds (Cost $18,605,938)		18,663,329

	Shares or Principal Amount($)	Value($)
Municipal Bonds 2.0%
Louisiana 1.0%
Louisiana Local Government Environmental Facilities & Community Development Authority, Series 2010-ELL, CI A3, RB, 3.450%, 02/01/22	515,000	533,319

New Jersey 1.0%
New Jersey Economic Development Authority, Series Q, RB, 1.096%, 06/15/16	530,000	530,037

Total Municipal Bonds (Cost $1,068,313)		1,063,356

U.S. Government Agency Mortgages 12.0%
Federal Home Loan Mortgage Corporation
Pool #J06026, 5.500%, 11/01/20	96,008	98,798
Pool #G14525, 2.500%, 08/01/22	205,201	211,583
Pool #J22421, 2.000%, 02/01/23	141,867	144,690
Pool #J23435, 2.500%, 04/01/23	544,056	560,995
Pool #J24206, 2.000%, 06/01/23	160,274	163,461
Pool #J28472, 3.000%, 06/01/24	1,204,359	1,261,752

		2,441,279

Federal National Mortgage Association
Pool #958815, 4.506%, 06/01/19	361,000	376,117
Pool #AB4704, 2.500%, 03/01/22	282,029	290,269
Pool #AP9597, 2.500%, 10/01/22(c)	622,734	641,006
Pool #AL3486, 2.000%, 05/01/23	130,711	133,292
Pool #AL5640, 2.271%, 08/01/44(a)	276,085	284,890
Pool #AX3644, 2.397%, 10/01/44(a)	331,134	340,981
Pool #AX2167, 2.501%, 11/01/44(a)	1,326,953	1,362,385
Pool #AX5937, 2.581%, 11/01/44(a)	531,239	547,242

		3,976,182

Total U.S. Government Agency Mortgages (Cost $6,334,763)		6,417,461

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2016

Seix Short-Term Bond Fund — concluded

	Shares or Principal Amount($)	Value($)
U.S. Treasury Obligations 32.2%
U.S. Treasury Notes 32.2%
1.250%, 10/31/18(d)	10,062,000	10,171,263
1.500%, 01/31/19	6,957,000	7,082,824

Total U.S. Treasury Obligations (Cost $17,152,803)		17,254,087

Money Market Fund 1.6%
State Street Institutional U.S. Government Money Market Fund, Institutional Class, 0.24%(e)	876,056	876,056

Total Money Market Fund (Cost $876,056)		876,056

Total Investments (Cost $53,827,823) — 100.9%		54,064,713

Liabilities in Excess of Other Assets — (0.9)%		(470,595)

Net Assets — 100.0%		$53,594,118

(a)	Variable or floating rate security. Rate disclosed is as of March 31, 2016.

(b)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s investment adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 7.8% of net assets as of March 31, 2016.

(c)	All or a portion of this security has been purchased on a when-issued or delayed-delivery basis.

(d)	All or a portion of this security has been segregated, or otherwise earmarked, in connection with obligations for when-issued or delayed-delivery purchase commitments.

(e)	Rate disclosed, the 7 day yield, is as of March 31, 2016.

Investment Abbreviations

MTN — Medium Term Note

PIRB — Phase-in-Recovery Bonds

RB — Revenue Bond

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2016

Seix Short-Term Municipal Bond Fund

	Shares or Principal Amount($)	Value($)

Municipal Bonds 93.3%
Alabama 3.6%
Baldwin County Board of Education, RB, 5.000%, 06/01/19	1,250,000	1,406,988

Arizona 5.1%
Arizona Department of Transportation State Highway Fund Revenue, RB, 5.000%, 07/01/25, Pre-refunded 07/01/2016 @ 100	1,000,000	1,011,420
Phoenix Civic Improvement Corp., Series B, RB, 5.000%, 07/01/16	1,000,000	1,011,480

		2,022,900

California 8.2%
California Municipal Finance Authority, Series A, RB, 4.000%, 06/01/21	200,000	220,334
California State, GO, 5.000%, 08/01/17	1,000,000	1,058,220
Los Angeles County Regional Financing Authority, Series B-1, RB, 3.000%, 11/15/21, CA MTG INS	1,500,000	1,503,375
Santa Clara Valley Water District, Series C, RB, 5.000%, 06/01/21	400,000	476,620

		3,258,549

District of Columbia 2.9%
District of Columbia Water & Sewer Authority, Series A, RB, 6.000%, 10/01/35, Pre-refunded 10/01/2018 @ 100	1,000,000	1,128,850

Illinois 4.2%
Chicago O’Hare International Airport, RB, 5.000%, 01/01/19	1,500,000	1,658,445

Indiana 5.5%
Indiana Finance Authority, Series B, RB, 5.000%, 02/01/21(a)	1,000,000	1,179,780
Indiana University, Series R, RB, 5.000%, 08/01/16, AMBAC	1,000,000	1,015,240

		2,195,020

Maryland 9.3%
Maryland State, GO, 5.000%, 08/01/18, Pre-refunded 08/01/2016 @ 100	1,000,000	1,015,000

	Shares or Principal Amount($)	Value($)

Maryland—continued
Maryland State, Series A, GO, 5.000%, 11/01/16	1,000,000	1,026,550
Maryland State Transportation Authority, Transportation Facilities Project, RB, 5.000%, 07/01/23(b)	500,000	544,440
Montgomery County, Series A, GO, 5.000%, 07/01/17	1,040,000	1,096,888

		3,682,878

Massachusetts 2.7%
Commonwealth of Massachusetts, Series C, GO, 5.000%, 08/01/27, Pre-refunded 08/01/2017 @ 100, AGM	1,000,000	1,056,770

Missouri 3.3%
Missouri State Board of Public Buildings, Series B, RB, 4.000%, 04/01/18	1,235,000	1,315,164

Nevada 2.7%
Clark County Department of Aviation, Series B, AMT, RB, 5.000%, 07/01/17	1,000,000	1,050,060

North Carolina 2.8%
Raleigh Combined Enterprise System Revenue, Series B, RB, 5.000%, 12/01/18	1,000,000	1,110,910

Ohio 5.1%
Crawford County, RB, 1.430%, 11/01/17	2,000,000	1,999,560

Rhode Island 8.0%
Rhode Island Health & Educational Building Corp., RB, 4.000%, 05/15/20, AGM, ST APPROP	750,000	823,222
State of Rhode Island, GO, 5.000%, 08/01/18(b)	2,150,000	2,352,874

		3,176,096

South Carolina 1.9%
SCAGO Educational Facilities Corp. for Pickens School District, RB, 5.000%, 12/01/16	750,000	771,825

Texas 17.6%
Metropolitan Transit Authority of Harris County, Series A, RB, 5.000%, 08/15/18	1,255,000	1,377,212

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2016

Seix Short-Term Municipal Bond Fund — concluded

	Shares or Principal Amount($)	Value($)

Texas—continued
New Hope Cultural Education Facilities Financing Corp., Student Housing Corp., Series A, RB, 4.000%, 04/01/17, AGM	200,000	205,824
New Hope Cultural Education Facilities Financing Corp., Student Housing Corp., Series A, RB, 4.000%, 04/01/18, AGM	200,000	210,566
Nueces River Authority, RB, 3.000%, 07/15/17	1,000,000	1,028,220
Plano, GO, 5.000%, 09/01/18	1,000,000	1,099,470
Texas Public Finance Authority, Series B, RB, 4.000%, 01/01/18(b)	3,000,000	3,027,390

		6,948,682

Virginia 4.7%
Chesterfield County, GO, 4.000%, 01/01/17, State Aid Withholding	1,795,000	1,841,688

Washington 5.7%
Port of Seattle, AMT, GO, 5.250%, 12/01/20	1,030,000	1,216,430
Snohomish County Public Utility District No. 1, RB, 5.000%, 12/01/16	1,000,000	1,030,290

		2,246,720

Total Municipal Bonds (Cost $36,692,175)		36,871,105

	Shares or Principal Amount($)	Value($)
Money Market Fund 8.8%
Federated Tax-Free Obligations Fund, Institutional Shares, 0.14%(c)	3,491,966	3,491,966

Total Money Market Fund (Cost $3,491,966)		3,491,966

Total Investments (Cost $40,184,141) — 102.1%		40,363,071
Liabilities in Excess of Other Assets — (2.1)%		(824,338)

Net Assets — 100.0%		$39,538,733

(a)	All or a portion of this security has been purchased on a when-issued or delayed-delivery basis.

(b)	All or a portion of this security has been segregated, or otherwise earmarked, in connection with obligations for when-issued or delayed-delivery purchase commitments.

(c)	Rate disclosed, the 7 day yield, is as of March 31, 2016.

Investment Abbreviations

AGM	—	Security guaranteed by Assured Guaranty Municipal Corporation
AMBAC	—	Security guaranteed by American Municipal Bond Assurance Corporation
AMT	—	Income subject to Alternative Minimum Tax
CA MTG INS	—	California Mortgage Insurance
GO	—	General Obligation
RB	—	Revenue Bond
ST APPROP	—	State Appropriation

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2016

Seix Total Return Bond Fund

	Shares or Principal Amount($)	Value($)
Asset-Backed Securities 2.7%
Automobiles 0.3%
Ford Credit Auto Owner Trust, Series 2016-1, Cl A, 2.310%, 08/15/27(a)	3,525,000	3,526,697

Credit Card 1.2%
Barclays Dryrock Issuance Trust, Series 2014-3, Cl A, 2.410%, 07/15/22	8,995,000	9,211,259
Cabela’s Credit Card Master Note Trust, Series 2014-2, Cl A, 0.886%, 07/15/22(b)	4,063,000	3,996,808

		13,208,067

Other 1.2%
DB Master Finance LLC, Series 2015-1A, Cl A2II, 3.980%, 02/20/45(a)	6,108,300	5,973,917
Domino’s Pizza Master Issuer LLC, Series 2012-1A, Cl A2, 5.216%, 01/25/42(a)	4,828,738	4,941,502
Ohio Phase-In-Recovery Funding LLC, Series 2013-1, Cl A2, 2.049%, 07/01/20	2,895,000	2,936,467

		13,851,886

Total Asset-Backed Securities (Cost $30,491,724)		30,586,650

Collateralized Mortgage Obligations 4.0%
Commercial Mortgage Backed Securities 4.0%
Extended Stay America Trust
Series 2013-ESH5, Cl B5, 2.278%, 12/05/31(a)	254,282	253,779

Federal Home Loan Mortgage Corporation
Series KP02, Cl A2, 2.355%, 04/25/21(b)	6,205,000	6,356,915

FREMF Mortgage Trust
Series 2016-K52, Cl B, 3.921%, 01/25/49(a)(b)	3,170,000	2,778,100

GS Mortgage Securities Corp. II
Series 2012-ALOH, Cl A, 3.551%, 04/10/34(a)	8,728,000	9,290,789
Series 2012-BWTR, Cl A, 2.954%, 11/05/34(a)	3,111,000	3,167,366
Series 2012-BWTR, Cl B, 3.255%, 11/05/34(a)	2,890,000	2,872,668

		15,330,823

	Shares or Principal Amount($)	Value($)
Commercial Mortgage Backed Securities—continued
GS Mortgage Securities Trust
Series 2010-C1, Cl A2, 4.592%, 08/10/43(a)	3,822,000	4,176,490

JPMorgan Chase Commercial Mortgage Securities Trust
Series 2012-HSBC, Cl B, 3.722%, 07/05/32(a)	1,790,000	1,828,100

Morgan Stanley Capital I Trust
Series 2014-CPT, Cl A, 3.350%, 07/13/29(a)	4,815,000	5,057,160

OBP Depositor LLC Trust
Series 2010-OBP, Cl A, 4.646%, 07/15/45(a)	2,126,000	2,352,876

VNDO 2013-PENN Mortgage Trust
Series 2013-PENN, Cl A, 3.808%, 12/13/29(a)	3,315,000	3,497,418

Wells Fargo Commercial Mortgage Trust
Series 2013-BTC, Cl A, 3.544%, 04/16/35(a)	2,900,000	3,067,206

Total Collateralized Mortgage Obligations (Cost $44,017,534)		44,698,867

Bank Loan 0.0%(c)
Information Technology 0.0%(c)
Semiconductor Components Industries LLC, Term Loan A, 2.362%, 01/02/18(b)(d)	240,625	234,610

Total Bank Loan (Cost $237,073)		234,610

Corporate Bonds 26.7%
Aerospace/Defense 0.3%
L-3 Communications Corp., 3.950%, 05/28/24	1,092,000	1,050,969
Lockheed Martin Corp., 4.700%, 05/15/46	1,863,000	2,083,078

		3,134,047

Agriculture 0.2%
Japan Tobacco, Inc., 2.100%, 07/23/18(a)	2,346,000	2,368,172

Airlines 1.2%
American Airlines Pass Through Trust, Series 2013-2, 4.950%, 01/15/23	2,702,785	2,891,764

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2016

Seix Total Return Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Airlines—continued
American Airlines Pass Through Trust, Series 2015-2, 3.600%, 09/22/27	1,887,000	1,943,610
American Airlines Pass Through Trust, Series 2016-1, Cl A, 4.100%, 01/15/28, Series A	2,366,000	2,448,573
Delta Air Lines Pass Through Trust, Series 2015-1, 3.625%, 07/30/27, Series 15-1	867,471	857,712
Southwest Airlines Co., 2.650%, 11/05/20	1,717,000	1,750,676
Spirit Airlines Pass Through Trust, Series 2015-1, 4.100%, 04/01/28, Series A	1,820,000	1,829,100
United Airlines Pass Through Trust, Series 2014-1, Cl A, 4.000%, 04/11/26, Series A	1,362,272	1,406,546

		13,127,981

Auto Manufacturers 1.2%
Daimler Finance North America LLC, 2.250%, 03/02/20(a)	1,622,000	1,632,024
Ford Motor Credit Co. LLC, 3.336%, 03/18/21	4,908,000	5,050,548
General Motors Co., 5.200%, 04/01/45	5,520,000	5,189,197
Volkswagen International Finance, 2.375%, 03/22/17(a)	1,539,000	1,545,587

		13,417,356

Auto Parts & Equipment 0.7%
Delphi Automotive PLC, 4.250%, 01/15/26	2,014,000	2,102,251
Lear Corp., 4.750%, 01/15/23	1,338,000	1,374,795
Magna International, Inc., 4.150%, 10/01/25	4,038,000	4,278,459

		7,755,505

Banks 4.9%
Bank of America Corp., 4.450%, 03/03/26	2,000,000	2,060,378
Bank of America Corp., 6.300%(b)(e)	2,380,000	2,451,400

	Shares or Principal Amount($)	Value($)
Banks—continued
BPCE SA, 2.650%, 02/03/21	3,090,000	3,118,002
Cooperatieve Rabobank UA, 2.500%, 01/19/21, MTN	2,039,000	2,058,073
Credit Suisse Group Funding Guernsey Ltd., 3.800%, 09/15/22	3,366,000	3,350,096
Fifth Third Bank, 3.850%, 03/15/26	4,032,000	4,130,373
Goldman Sachs Group, Inc. (The), 5.150%, 05/22/45	2,940,000	2,986,696
Huntington National Bank (The), 1.300%, 11/20/16	1,869,000	1,869,078
ING Bank NV, 1.800%, 03/16/18(a)	1,452,000	1,456,230
JPMorgan Chase & Co., 2.250%, 01/23/20	3,742,000	3,771,599
KeyCorp, 2.900%, 09/15/20, MTN	2,118,000	2,152,712
Lloyds Bank PLC, 2.050%, 01/22/19	2,240,000	2,240,461
Morgan Stanley, 2.650%, 01/27/20	2,379,000	2,414,174
Morgan Stanley, 3.950%, 04/23/27	1,498,000	1,499,583
Morgan Stanley, 4.300%, 01/27/45	6,246,000	6,284,981
Regions Bank, 2.250%, 09/14/18	1,095,000	1,093,120
US Bancorp, 2.350%, 01/29/21, MTN	1,639,000	1,664,006
US Bancorp, 3.600%, 09/11/24, MTN	3,148,000	3,317,356
US Bank NA, 1.100%, 01/30/17	2,968,000	2,974,595
Wells Fargo & Co., 4.300%, 07/22/27, MTN	3,709,000	3,935,412

		54,828,325

Beverages 0.7%
Anheuser-Busch InBev Finance, Inc., 2.650%, 02/01/21	1,488,000	1,529,049
Anheuser-Busch InBev Finance, Inc., 3.650%, 02/01/26	921,000	968,536
Anheuser-Busch InBev Finance, Inc., 4.900%, 02/01/46	2,747,000	3,069,943
SABMiller Holdings, Inc., 2.450%, 01/15/17(a)	2,020,000	2,038,523

		7,606,051

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2016

Seix Total Return Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Biotechnology 0.4%
Biogen, Inc., 5.200%, 09/15/45	1,850,000	2,052,007
Celgene Corp., 4.625%, 05/15/44	1,038,000	1,057,548
Celgene Corp., 5.000%, 08/15/45	1,217,000	1,315,983

		4,425,538

Commercial Services 0.4%
ERAC USA Finance LLC, 2.750%, 03/15/17(a)	935,000	946,118
ERAC USA Finance LLC, 3.850%, 11/15/24(a)	1,167,000	1,219,989
ERAC USA Finance LLC, 4.500%, 02/15/45(a)	1,078,000	1,061,899
ERAC USA Finance LLC, 5.250%, 10/01/20(a)	1,149,000	1,267,448

		4,495,454

Computers 0.3%
Apple, Inc., 3.200%, 05/13/25	3,568,000	3,738,062

Diversified Financial Services 1.2%
Air Lease Corp., 2.625%, 09/04/18	5,155,000	5,122,456
American Express Credit Corp., 2.375%, 03/24/17, MTN	1,487,000	1,504,443
Lazard Group LLC, 3.750%, 02/13/25	5,127,000	4,732,303
TD Ameritrade Holding Corp., 2.950%, 04/01/22	1,836,000	1,873,952

		13,233,154

Electric 0.7%
Berkshire Hathaway Energy Co., 6.125%, 04/01/36	1,331,000	1,647,814
Dominion Resources, Inc., 1.950%, 08/15/16	468,000	469,479
Exelon Generation Co. LLC, 6.200%, 10/01/17	1,189,000	1,264,255
FirstEnergy Transmission LLC, 5.450%, 07/15/44(a)	4,376,000	4,561,013

		7,942,561

Healthcare-Products 0.4%
Becton Dickinson and Co., 4.685%, 12/15/44	964,000	1,041,275
Medtronic, Inc., 3.500%, 03/15/25	730,000	779,159
Medtronic, Inc., 4.625%, 03/15/45	2,024,000	2,265,297

		4,085,731

	Shares or Principal Amount($)	Value($)
Healthcare-Services 0.2%
Howard Hughes Medical Institute, 3.500%, 09/01/23	1,842,000	1,970,736

Housewares 0.3%
Newell Rubbermaid, Inc., 5.500%, 04/01/46	2,561,000	2,782,260

Insurance 0.5%
Chubb INA Holdings, Inc., 4.350%, 11/03/45	1,114,000	1,214,049
MassMutual Global Funding LLC, 2.000%, 04/05/17(a)	1,291,000	1,303,785
Nationwide Financial Services, Inc., 5.375%, 03/25/21(a)	2,212,000	2,425,153
Reinsurance Group of America, Inc., 4.700%, 09/15/23, MTN	1,080,000	1,126,113

		6,069,100

Media 0.5%
Comcast Corp., 4.650%, 07/15/42	5,267,000	5,858,805

Mining 1.5%
Barrick(PD) Australia Finance Property Ltd., 5.950%, 10/15/39	4,512,000	4,058,539
Barrick International Barbados Corp., 6.350%, 10/15/36(a)	1,083,000	983,334
BHP Billiton Finance USA Ltd., 5.000%, 09/30/43	2,676,000	2,722,311
Newmont Mining Corp., 6.250%, 10/01/39	7,239,000	7,234,280
Rio Tinto Finance USA Ltd., 3.750%, 06/15/25	1,852,000	1,804,913

		16,803,377

Miscellaneous Manufacturer 0.7%
3M Co., 1.375%, 09/29/16	971,000	974,428
General Electric Co., 2.700%, 10/09/22	1,444,000	1,501,806
General Electric Co., 3.450%, 05/15/24, MTN	2,615,000	2,818,301
General Electric Co., 4.125%, 10/09/42	1,142,000	1,204,353
General Electric Co., 5.250%, 12/06/17	1,036,000	1,110,203

		7,609,091

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2016

Seix Total Return Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Oil & Gas 3.7%
Apache Corp., 3.250%, 04/15/22	2,775,000	2,669,952
BP Capital Markets PLC, 2.248%, 11/01/16	2,052,000	2,067,817
ConocoPhillips Co., 5.950%, 03/15/46	2,873,000	3,090,664
Devon Energy Corp., 5.850%, 12/15/25(f)	2,771,000	2,674,675
Ensco PLC, 4.500%, 10/01/24(f)	1,419,000	787,545
Ensco PLC, 5.200%, 03/15/25(f)	5,836,000	3,268,160
Ensco PLC, 5.750%, 10/01/44	2,369,000	1,172,655
EOG Resources, Inc., 4.150%, 01/15/26	3,987,000	4,145,898
Exxon Mobil Corp., 1.912%, 03/06/20	2,976,000	3,009,403
Exxon Mobil Corp., 3.043%, 03/01/26	5,005,000	5,122,422
Marathon Oil Corp., 3.850%, 06/01/25(f)	2,774,000	2,254,158
Marathon Petroleum Corp., 3.625%, 09/15/24	442,000	404,175
Marathon Petroleum Corp., 5.000%, 09/15/54	3,017,000	2,361,400
Shell International Finance BV, 3.250%, 05/11/25	3,302,000	3,333,158
Woodside Finance Ltd., 3.650%, 03/05/25(a)	1,995,000	1,853,263
Woodside Finance Ltd., 4.600%, 05/10/21(a)	2,643,000	2,738,679

		40,954,024

Oil & Gas Services 0.8%
FMC Technologies, Inc., 3.450%, 10/01/22	656,000	582,946
Schlumberger Holdings Corp., 3.000%, 12/21/20(a)	2,187,000	2,217,257
Schlumberger Holdings Corp., 4.000%, 12/21/25(a)	4,297,000	4,436,352
Schlumberger Investment SA, 3.300%, 09/14/21(a)	1,659,000	1,708,755

		8,945,310

Pharmaceuticals 0.5%
AbbVie, Inc., 3.600%, 05/14/25	2,751,000	2,887,771
Express Scripts Holding Co., 2.650%, 02/15/17	1,560,000	1,580,374

	Shares or Principal Amount($)	Value($)
Pharmaceuticals—continued
Novartis Securities Investment Ltd., 5.125%, 02/10/19	969,000	1,072,688

		5,540,833

Pipelines 0.3%
NuStar Logistics LP, 4.800%, 09/01/20	2,870,000	2,525,600
Phillips 66 Partners LP, 3.605%, 02/15/25	468,000	425,274
Phillips 66 Partners LP, 4.680%, 02/15/45	595,000	494,149

		3,445,023

Real Estate Investment Trust 1.3%
American Tower Corp., 3.500%, 01/31/23	1,779,000	1,795,865
American Tower Corp., 5.000%, 02/15/24	3,313,000	3,635,593
Boston Properties LP, 3.650%, 02/01/26	1,857,000	1,926,924
Digital Realty Trust LP, 3.950%, 07/01/22	3,127,000	3,183,974
Digital Realty Trust LP, 4.750%, 10/01/25	1,965,000	2,000,578
Simon Property Group LP, 3.300%, 01/15/26	1,321,000	1,370,923

		13,913,857

Retail 0.9%
CVS Health Corp., 5.125%, 07/20/45	1,738,000	2,012,816
Home Depot, Inc. (The), 2.625%, 06/01/22	2,008,000	2,077,143
Kohl’s Corp., 5.550%, 07/17/45	1,201,000	1,086,946
Wal-Mart Stores, Inc., 1.125%, 04/11/18	5,246,000	5,285,429

		10,462,334

Semiconductors 1.0%
Analog Devices, Inc., 5.300%, 12/15/45	3,949,000	4,431,667
Intel Corp., 1.950%, 10/01/16	1,031,000	1,038,156
Intel Corp., 4.900%, 07/29/45	1,677,000	1,880,871
TSMC Global Ltd., 1.625%, 04/03/18(a)	3,589,000	3,568,543

		10,919,237

Software 0.5%
Fidelity National Information Services, Inc., 4.500%, 10/15/22	2,243,000	2,391,949

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2016

Seix Total Return Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Software—continued
Oracle Corp., 1.200%, 10/15/17	1,341,000	1,348,829
Oracle Corp., 2.375%, 01/15/19	1,638,000	1,698,008

		5,438,786

Telecommunication Services 1.4%
AT&T, Inc., 2.375%, 11/27/18	2,349,000	2,399,586
AT&T, Inc., 3.950%, 01/15/25	750,000	779,499
AT&T, Inc., 4.350%, 06/15/45	886,000	811,661
AT&T, Inc., 4.750%, 05/15/46	2,192,000	2,138,202
CC Holdings GS V LLC/Crown Castle GS III Corp., 3.849%, 04/15/23	3,187,000	3,285,641
Cisco Systems, Inc., 2.125%, 03/01/19	2,111,000	2,171,909
Crown Castle Towers LLC, 3.222%, 05/15/22(a)	1,465,000	1,467,197
Verizon Communications, Inc., 5.012%, 08/21/54	2,406,000	2,413,769

		15,467,464

Total Corporate Bonds (Cost $291,243,519)		296,338,174

U.S. Government Agency Mortgages 26.0%
Federal Home Loan Mortgage Corporation
Pool #G30614, 3.500%, 12/01/32	4,724,107	5,010,902
Pool #C91768, 3.500%, 07/01/34	2,048,856	2,159,052
Pool #G01779, 5.000%, 04/01/35	336,351	373,072
Pool #G01838, 5.000%, 07/01/35	300,229	333,099
Pool #G01837, 5.000%, 07/01/35	2,259,283	2,504,721
Pool #A47828, 3.500%, 08/01/35	1,071,986	1,131,945
Pool #G05326, 5.000%, 02/01/38	1,390,107	1,539,891
Pool #G07135, 6.000%, 10/01/38	1,766,304	2,015,849
Pool #G08347, 4.500%, 06/01/39	2,795,022	3,041,040
Pool #G08353, 4.500%, 07/01/39	3,484,795	3,791,744

	Shares or Principal Amount($)	Value($)
U.S. Government Agency Mortgages—continued
Pool #G06079, 6.000%, 07/01/39	855,322	974,849
Pool #A89384, 4.000%, 10/01/39	198,146	211,870
Pool #A89148, 4.000%, 10/01/39	1,512,753	1,618,926
Pool #G08372, 4.500%, 11/01/39	2,031,798	2,211,714
Pool #A93101, 5.000%, 07/01/40	1,472,759	1,623,653
Pool #G06061, 4.000%, 10/01/40	2,991,193	3,212,126
Pool #A95796, 4.000%, 12/01/40	1,235,542	1,323,143
Pool #A95822, 4.000%, 12/01/40	2,986,249	3,221,467
Pool #Q04085, 3.500%, 10/01/41	158,750	167,098
Pool #G60126, 4.500%, 11/01/41	463,154	503,851
Pool #G07491, 4.500%, 03/01/42	56,924	62,096
Pool #Q18522, 3.500%, 05/01/43(g)	5,045,526	5,305,095
Pool #849167, 2.947%, 10/01/43(b)	4,249,175	4,402,393
Pool #G60019, 4.500%, 03/01/44	8,753,825	9,539,150
Pool #Q29416, 4.000%, 11/01/44	2,136,472	2,285,330
Pool #Q31066, 4.000%, 02/01/45	1,249,480	1,345,455
Pool #Q31645, 4.000%, 02/01/45	6,042,357	6,483,337
Pool #Q35611, 4.000%, 09/01/45	6,198,914	6,651,341

		73,044,209

Federal National Mortgage Association
Pool #AM6855, 3.150%, 11/01/24	2,168,000	2,280,528
Pool #AM6979, 3.310%, 11/01/24	5,084,000	5,410,687
Pool #AM7421, 3.030%, 12/01/24	9,316,000	9,714,917
Pool #AN0818, 3.050%, 01/01/26	923,000	972,877
Pool #AN0632, 3.210%, 01/01/26	6,555,000	6,874,721
Pool #AP9592, 3.500%, 10/01/32	3,311,726	3,511,565
Pool #MA1630, 4.000%, 10/01/33	1,996,203	2,152,954

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2016

Seix Total Return Bond Fund — continued

	Shares or Principal Amount($)	Value($)
U.S. Government Agency Mortgages—continued
Pool #MA1688, 3.500%, 12/01/33	135,431	143,192
Pool #MA1763, 3.500%, 01/01/34	6,187,275	6,541,436
Pool #190370, 6.000%, 06/01/36	1,717,935	1,962,865
Pool #745950, 6.000%, 11/01/36	1,736,669	1,983,050
Pool #888128, 6.000%, 01/01/37	274,378	313,392
Pool #890248, 6.000%, 08/01/37	399,045	462,263
Pool #889529, 6.000%, 03/01/38	142,247	163,776
Pool #889579, 6.000%, 05/01/38	677,669	772,809
Pool #995724, 6.000%, 04/01/39	1,266,868	1,460,788
Pool #AE0814, 6.000%, 09/01/39	271,940	310,487
Pool #AC2817, 4.000%, 10/01/39	495,405	529,278
Pool #AX3605, 3.500%, 01/01/40	2,806,207	2,948,651
Pool #932441, 4.000%, 01/01/40	6,737,387	7,198,050
Pool #AC9564, 4.500%, 02/01/40	805,328	884,032
Pool #AL7497, 3.500%, 09/01/40	23,939,194	25,149,575
Pool #AD9725, 3.500%, 10/01/40	1,260,398	1,324,177
Pool #AE3860, 5.000%, 10/01/40	528,582	586,806
Pool #AE4414, 4.000%, 11/01/40	3,142,569	3,367,660
Pool #AE5143, 4.000%, 11/01/40	414,432	444,116
Pool #AE9284, 4.000%, 11/01/40	696,004	744,563
Pool #AH4161, 3.500%, 01/01/41	1,082,975	1,137,865
Pool #AB2071, 3.500%, 01/01/41	569,769	598,645
Pool #AL0215, 4.500%, 04/01/41	4,525,670	4,940,456
Pool #AB3274, 4.500%, 07/01/41	1,912,873	2,094,529
Pool #AB3865, 3.500%, 11/01/41	1,199,415	1,265,995

	Shares or Principal Amount($)	Value($)
U.S. Government Agency Mortgages—continued
Pool #AW8154, 3.500%, 01/01/42	12,651,697	13,317,150
Pool #AT8263, 3.500%, 01/01/42	1,663,366	1,753,615
Pool #AB5188, 3.500%, 05/01/42	6,686,049	7,026,289
Pool #AP7874, 3.500%, 10/01/42	2,004,676	2,106,701
Pool #AB8726, 3.500%, 03/01/43	7,304,720	7,675,835
Pool #AL3657, 3.500%, 06/01/43	4,098,114	4,331,368
Pool #AU3742, 3.500%, 08/01/43	1,020,760	1,074,795
Pool #AL5939, 3.500%, 09/01/43(g)	5,779,859	6,083,889
Pool #AS2037, 4.500%, 03/01/44	3,169,850	3,452,940
Pool #AL6223, 4.500%, 08/01/44	3,686,115	4,013,488
Pool #AY2685, 4.500%, 01/01/45	757,645	831,889
Pool #AX8835, 2.801%, 02/01/45(b)	3,650,173	3,760,969
Pool #AZ7723, 4.500%, 10/01/45	1,066,418	1,163,460
Pool #BC2470, 3.500%, 02/01/46	2,323,893	2,451,384

		157,290,477

Government National Mortgage Association
Pool #MA0321, 5.000%, 08/20/42	550,028	613,159
Pool #666413, 4.000%, 09/15/43	1,534,805	1,657,542
Pool #MA2681, 5.000%, 03/20/45	2,302,528	2,507,097
Pool #AM0226, 4.000%, 05/15/45	1,252,359	1,341,481
Pool #AM9875, 4.000%, 06/15/45	1,724,665	1,852,428
Pool #AN7421, 4.000%, 06/15/45	1,509,335	1,618,426
Pool #AM7092, 4.500%, 06/15/45	2,427,618	2,645,304
Pool #626960, 3.500%, 07/15/45	4,622,852	4,912,763
Pool #AN8476, 3.500%, 07/15/45	3,212,887	3,397,299
Pool #AM8631, 4.000%, 07/15/45	2,527,614	2,708,125

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2016

Seix Total Return Bond Fund — continued

	Shares or Principal Amount($)	Value($)
U.S. Government Agency Mortgages—continued
Pool #AN5745, 4.000%, 07/15/45	3,506,534	3,766,847
Pool #AN5781, 4.000%, 07/15/45	1,901,712	2,039,796
Pool #AN5764, 4.000%, 07/15/45	1,431,751	1,538,265
Pool #AN5766, 4.000%, 07/15/45	1,577,360	1,692,229
Pool #AN6811, 4.000%, 07/15/45	1,142,478	1,223,910
Pool #AO0509, 3.500%, 08/15/45	3,658,284	3,872,540
Pool #626970, 3.500%, 08/15/45	2,232,292	2,372,356
Pool #AO3608, 4.000%, 08/15/45	7,116,554	7,634,953
Pool #AM9046, 4.500%, 08/15/45	1,536,448	1,675,740
Pool #AP5075, 4.000%, 09/15/45	1,068,467	1,161,818
Pool #AP5076, 4.000%, 09/15/45	1,136,417	1,235,785
Pool #AP5077, 4.000%, 09/15/45	1,010,125	1,098,588
Pool #AB5970, 4.000%, 10/15/45	2,571,070	2,767,738
Pool #AB5975, 4.000%, 11/15/45	2,332,307	2,510,694

		57,844,883

Total U.S. Government Agency Mortgages (Cost $281,941,726)		288,179,569

U.S. Treasury Obligations 35.8%
U.S. Treasury Bond 4.2%
3.000%, 11/15/45	43,578,000	47,045,501

U.S. Treasury Notes 31.6%
0.500%, 06/15/16(h)	102,584,000	102,630,060
0.875%, 07/15/17	40,105,000	40,202,134
0.625%, 09/30/17	32,635,000	32,592,934
1.250%, 10/31/18	44,036,000	44,514,187
1.500%, 10/31/19	21,028,000	21,390,249
1.375%, 02/29/20	10,454,000	10,568,754
1.625%, 02/15/26(f)	99,671,000	98,222,681

		350,120,999

Total U.S. Treasury Obligations (Cost $397,332,762)		397,166,500

Foreign Government Bonds 2.1%
Sovereign 2.1%
Argentina Bonar Bonds, 8.750%, 05/07/24(f)	20,310,000	21,264,570

	Shares or Principal Amount($)	Value($)
Sovereign—continued
Mexico Government International Bond, 4.600%, 01/23/46	1,600,000	1,560,000

Total Foreign Government Bonds (Cost $22,791,872)		22,824,570

Money Market Funds 12.7%
State Street Institutional Treasury Money Market Fund, Institutional Class, 0.19%(i)	37,082,162	37,082,162
State Street Institutional U.S. Government Money Market Fund, Institutional Class, 0.24%(i)(j)	103,422,458	103,422,458

Total Money Market Funds (Cost $140,504,620)		140,504,620

Total Investments (Cost $1,208,560,830) — 110.0%		1,220,533,560
Liabilities in Excess of Other Assets — (10.0)%		(110,473,972)

Net Assets — 100.0%		$1,110,059,588

(a)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s investment adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 8.4% of net assets as of March 31, 2016.

(b)	Variable or floating rate security. Rate disclosed is as of March 31, 2016.

(c)	Less than 0.05% of Net Assets.

(d)	The Fund’s investment adviser/subadviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. These securities represent 0.0% of net assets as of March 31, 2016.

(e)	Perpetual maturity.

(f)	The security or a partial position of the security was on loan as of March 31, 2016. The total value of securities on loan as of March 31, 2016 was $101,018,998.

(g)	All or a portion of this security has been purchased on a when-issued or delayed-delivery basis.

(h)	All or a portion of this security has been segregated, or otherwise earmarked, in connection with obligations for when-issued or delayed-delivery purchase commitments.

(i)	Rate disclosed, the 7 day yield, is as of March 31, 2016.

(j)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2016 (See Note 2(k)).

Investment Abbreviation
MTN	—	Medium Term Note

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2016

Seix Total Return Bond Fund — concluded

Forward Foreign Currency Contracts

At March 31, 2016, the Fund’s open forward foreign currency contracts were as follows:

Currency	Counterparty	Delivery Date	Contract Amount in Local Currency	Contract Value in USD	Market Value	Unrealized Appreciation (Depreciation)
Short:
Australian Dollar	JPMorgan	04/13/16	15,608,887	$11,125,000	$11,960,135	$(835,135)
Australian Dollar	JPMorgan	04/19/16	15,568,118	11,140,000	11,925,564	(785,564)
Chilean Peso	JPMorgan	04/04/16	4,873,519,600	6,861,793	7,274,996	(413,203)
Euro	JPMorgan	04/11/16	19,934,897	22,000,000	22,688,899	(688,899)
Mexican Peso	JPMorgan	04/04/16	377,105,679	22,023,856	21,826,845	197,011
Mexican Peso	JPMorgan	07/05/16	191,801,581	11,080,000	11,011,562	68,438
New Zealand Dollar	JPMorgan	04/08/16	16,888,379	11,125,000	11,670,740	(545,740)
New Zealand Dollar	JPMorgan	04/15/16	16,625,104	11,100,000	11,484,520	(384,520)
New Zealand Dollar	JPMorgan	06/07/16	16,037,796	11,080,000	11,048,600	31,400
Yuan Renminbi Offshore	JPMorgan	08/19/16	148,957,310	22,300,000	22,896,061	(596,061)

Total Short Contracts				$139,835,649	$143,787,922	$(3,952,273)

Long:
Australian Dollar	JPMorgan	04/19/16	15,568,118	$11,053,286	$11,925,564	$872,278
Chilean Peso	JPMorgan	04/04/16	4,873,519,600	6,784,797	7,274,996	490,199
Mexican Peso	JPMorgan	04/04/16	377,105,679	20,294,390	21,826,845	1,532,455
Mexican Peso	JPMorgan	07/05/16	377,105,679	21,846,508	21,650,095	(196,413)
New Zealand Dollar	JPMorgan	04/15/16	16,625,104	11,030,241	11,484,520	454,279

Total Long Contracts				$71,009,222	$74,162,020	$3,152,798

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2016

Seix U.S. Government Securities Ultra-Short Bond Fund

	Shares or Principal Amount($)	Value($)
Asset-Backed Security 0.7%
Agency Collateralized Mortgage Obligation 0.7%
NCUA Guaranteed Notes Trust 2010-A1, Series 2010-A1, Cl A, 0.792%, 12/07/20(a)	11,442,120	11,415,574

Total Asset-Backed Security (Cost $11,445,955)		11,415,574

Collateralized Mortgage Obligations 37.5%
Agency Collateralized Mortgage Obligations 19.5%
Federal Home Loan Mortgage Corporation
Series 3135, Cl FC, 0.736%, 04/15/26(a)	1,910,111	1,914,831
Series 3223, Cl FP, REMIC, 0.836%, 04/15/32(a)	2,866,496	2,870,043
Series 328, Cl F4, STRIPS, 0.776%, 02/15/38(a)	20,362,819	20,331,289
Series 3320, Cl FC, 0.606%, 05/15/37(a)	3,928,468	3,917,666
Series 3418, Cl FB, REMIC, 0.736%, 04/15/20(a)	9,761,610	9,782,731
Series 3511, Cl FA, 1.436%, 02/15/39(a)	3,877,247	3,937,063
Series 3593, Cl F, 0.926%, 03/15/36(a)	3,868,153	3,884,142
Series 4093, Cl FB, REMIC, 0.786%, 07/15/39(a)	6,798,370	6,814,406
Series 4247, Cl EF, REMIC, 0.836%, 03/15/32(a)	2,320,503	2,331,830
Series 4281, Cl BA, REMIC, 1.250%, 11/15/33	390,132	390,009
Series 4413, Cl WF, REMIC, 0.776%, 10/15/41(a)	6,490,947	6,481,570
Series 4416, Cl FB, REMIC, 0.746%, 01/15/40(a)	15,200,923	15,156,980
Series 4448, Cl TF, REMIC, 0.746%, 05/15/40(a)	22,928,903	22,855,735
Series 4474, Cl WF, REMIC, 0.776%, 12/15/36(a)	26,348,311	26,319,644

		126,987,939

Federal National Mortgage Association
Series 2010-110, Cl AP, REMIC, 2.000%, 06/25/35	1,223,759	1,226,605
Series 2012-120, Cl AF, REMIC, 0.683%, 02/25/32(a)	1,976,054	1,975,191
Series 2012-73, Cl LF, REMIC, 0.883%, 06/25/39(a)	4,061,660	4,052,919
Series 2014-75, Cl FK, REMIC, 0.783%, 12/25/41(a)	4,797,897	4,820,306

	Shares or Principal Amount($)	Value($)
Agency Collateralized Mortgage Obligations—continued
Series 2015-42, Cl BF, REMIC, 0.736%, 06/25/45(a)	29,932,169	29,858,344

		41,933,365

Government National Mortgage Association
Series 2012-98, Cl FM, 0.632%, 12/20/38(a)	2,332,594	2,330,299

NCUA Guaranteed Notes
Series 2010-R1, Cl 1A, 0.888%, 10/07/20(a)	28,314,855	28,297,558
Series 2010-R2, Cl 1A, 0.808%, 11/06/17(a)	47,910,320	47,860,958
Series 2010-R2, Cl 2A, 0.908%, 11/05/20(a)	27,297,585	27,271,928
Series 2010-R3, Cl 1A, 0.998%, 12/08/20(a)	2,792,249	2,796,244
Series 2011-R1, Cl 1A, 0.888%, 01/08/20(a)	11,353,518	11,347,453
Series 2011-R2, Cl 1A, 0.838%, 02/06/20(a)	14,904,762	14,867,186

		132,441,327

		303,692,930

Agency Collateralized Planned Amortization Class Mortgage Obligations 3.0%
Federal Home Loan Mortgage Corporation
Series 3071, Cl ZX, REMIC, 0.736%, 04/15/35(a)	2,368,443	2,352,716
Series 3767, Cl JF, REMIC, 0.736%, 02/15/39(a)	1,904,905	1,910,640
Series 3925, Cl FD, REMIC, 0.886%, 07/15/40(a)	2,410,567	2,417,486
Series 4203, Cl PF, REMIC, 0.686%, 09/15/42(a)	24,246,149	24,289,908

		30,970,750

Federal National Mortgage Association
Series 2006-113, Cl NF, REMIC, 0.783%, 09/25/36(a)	11,770,512	11,801,616
Series 2008-24, Cl PF, REMIC, 1.083%, 02/25/38(a)	2,458,024	2,472,640
Series 2012-113, Cl PF, REMIC, 0.783%, 10/25/40(a)	1,326,973	1,326,843

		15,601,099

		46,571,849

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2016

Seix U.S. Government Securities Ultra-Short Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Agency Collateralized Support Mortgage Obligation 0.0%(b)
Federal National Mortgage Association
Series 1994-22, Cl F, REMIC, 1.633%, 01/25/24(a)	331,770	338,247

Commercial Mortgage Backed Securities 15.0%
Federal Home Loan Mortgage Corporation
Series KF03, Cl A, 0.781%, 01/25/21(a)	2,744,345	2,738,649
Series KF04, Cl A, 0.744%, 06/25/21(a)	5,090,923	5,067,163
Series KF05, Cl A, 0.782%, 09/25/21(a)	12,018,157	11,969,786
Series KF09, Cl A, 0.814%, 05/25/22(a)	14,139,004	13,914,162
Series KF10, Cl A, 0.813%, 07/25/22(a)	11,896,621	11,699,012
Series KF11, Cl A, 1.075%, 09/25/25(a)	17,000,000	16,968,797

		62,357,569

Federal National Mortgage Association
Series 2011-M1, Cl FA, 0.883%, 06/25/21(a)	29,179,135	28,970,624
Series 2012-M13, Cl ASQ2, 1.246%, 08/25/17	94,521	94,450
Series 2012-M9, Cl ASQ2, 1.513%, 12/25/17	4,041,455	4,053,581
Series 2013-M14, Cl FA, 0.783%, 08/25/18(a)	24,079,267	24,004,012
Series 2014-M5, Cl ASQ2, 2.034%, 03/25/19	10,000,000	10,143,216
Series 2014-M6, Cl FA, 0.692%, 12/25/17(a)	2,439,937	2,433,203
Series 2014-M8, Cl FA, 0.653%, 05/25/18(a)	6,487,762	6,446,486
Series 2015-M1, Cl ASQ2, 1.626%, 02/25/18	6,557,000	6,599,725
Series 2015-M10, Cl FA, 0.653%, 03/25/19(a)	22,754,537	22,662,616
Series 2015-M12, Cl FA, 0.764%, 04/25/20(a)	37,072,172	36,910,593
Series 2015-M13, Cl ASQ2, 1.646%, 09/25/19	10,615,000	10,686,476
Series 2015-M14, Cl FA, 1.053%, 10/25/25(a)	9,984,985	9,887,035

	Shares or Principal Amount($)	Value($)
Commercial Mortgage Backed Securities—continued
Series 2015-M7, Cl ASQ2, 1.550%, 04/25/18	7,215,000	7,241,740
Series 2015-M8, Cl FA, 0.576%, 11/25/18(a)	1,094,500	1,085,323

		171,219,080

		233,576,649

Total Collateralized Mortgage Obligations (Cost $585,790,262)		584,179,675

U.S. Government Agency Mortgages 56.2%
Federal Home Loan Mortgage Corporation
Pool #G14742, 2.000%, 05/01/23	500,069	510,014
Pool #847615, 2.728%, 07/01/33(a)	4,438,788	4,686,373
Pool #1B8683, 2.577%, 04/01/34(a)	12,120,700	12,755,862
Pool #848744, 2.580%, 05/01/34(a)	17,027,563	17,860,977
Pool #847991, 2.518%, 03/01/35(a)	8,188,851	8,591,398
Pool #848736, 2.536%, 05/01/35(a)	26,987,755	28,252,060
Pool #848797, 2.488%, 07/01/35(a)	4,338,436	4,563,343
Pool #1Q0025, 2.564%, 02/01/36(a)	3,053,242	3,205,592
Pool #1H2602, 2.570%, 03/01/36(a)	3,365,444	3,511,624
Pool #1Q1407, 2.557%, 07/01/36(a)	9,497,948	10,017,180
Pool #848747, 2.590%, 07/01/36(a)	15,311,682	16,155,010
Pool #848569, 2.529%, 11/01/36(a)	13,235,155	13,955,328
Pool #1Q1404, 2.572%, 01/01/37(a)	13,926,513	14,657,655
Pool #1Q1195, 2.320%, 05/01/37(a)	13,856,060	14,508,875
Pool #848796, 2.541%, 05/01/37(a)	28,496,121	29,990,758
Pool #1Q1282, 2.321%, 07/01/37(a)	4,275,401	4,489,757
Pool #848852, 2.532%, 08/01/37(a)	19,335,375	20,370,760
Pool #1Q0652, 2.561%, 02/01/38(a)	2,063,623	2,179,444

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2016

Seix U.S. Government Securities Ultra-Short Bond Fund — continued

	Shares or Principal Amount($)	Value($)
U.S. Government Agency Mortgages—continued
Pool #1Q1405, 2.537%, 04/01/39(a)	4,440,503	4,676,489
Pool #1Q1420, 2.588%, 09/01/39(a)	19,453,406	20,556,393
Pool #849139, 3.128%, 09/01/43(a)	3,259,568	3,394,547
Pool #2B4993, 2.857%, 12/01/45(a)	4,739,208	4,903,358
Pool #2B5072, 2.852%, 01/01/46(a)	5,601,803	5,795,267

		249,588,064

Federal National Mortgage Association
Pool #745530, 5.408%, 04/01/16	1,013	1,010
Pool #995887, 4.723%, 05/01/16	4,665	4,654
Pool #745764, 5.750%, 07/01/16	7,470,382	7,469,430
Pool #888015, 5.867%, 11/01/16	131,473	131,383
Pool #874196, 5.360%, 12/01/16	730,000	737,078
Pool #735745, 5.600%, 01/01/17	2,720	2,719
Pool #889232, 5.475%, 06/01/17	2,023,780	2,077,568
Pool #888969, 5.911%, 11/01/17	2,699,353	2,839,450
Pool #467010, 3.520%, 01/01/18	5,438,443	5,611,599
Pool #385912, 5.350%, 02/01/18	5,508,115	5,737,991
Pool #467288, 2.800%, 03/01/18	1,548,865	1,587,616
Pool #468279, 3.470%, 06/01/18	3,773,849	3,892,161
Pool #AL0561, 3.743%, 06/01/18	19,315,514	20,063,345
Pool #254906, 4.500%, 10/01/18	12,814,557	13,256,224
Pool #AM7163, 0.875%, 05/01/19(a)	10,805,995	10,796,786
Pool #310089, 5.000%, 05/01/19	28,912,991	29,850,935
Pool #958815, 4.506%, 06/01/19	2,455,000	2,557,803
Pool #AM6261, 0.645%, 07/01/19(a)	15,370,000	15,369,335
Pool #AM7028, 0.665%, 10/01/19(a)	18,405,000	18,397,357

	Shares or Principal Amount($)	Value($)
U.S. Government Agency Mortgages—continued
Pool #AB0351, 4.500%, 04/01/20	17,626,115	18,263,204
Pool #AM9893, 0.805%, 10/01/21(a)	27,500,000	27,484,210
Pool #469856, 1.215%, 12/01/21(a)	17,690,000	17,650,564
Pool #AM9040, 0.695%, 06/01/22(a)	17,995,000	17,986,565
Pool #AM9651, 0.725%, 08/01/22(a)	14,330,000	14,322,541
Pool #AM7213, 1.075%, 08/01/22(a)	4,540,000	4,536,172
Pool #MA1415, 2.000%, 04/01/23	508,496	518,519
Pool #793025, 2.141%, 07/01/34(a)	638,581	663,609
Pool #AL0222, 2.498%, 07/01/34(a)	9,356,044	9,835,230
Pool #AD0064, 2.147%, 01/01/35(a)	8,750,017	9,093,001
Pool #805338, 2.407%, 01/01/35(a)	107,293	110,284
Pool #813718, 2.462%, 01/01/35(a)	7,623,224	8,042,480
Pool #809384, 2.590%, 01/01/35(a)	363,010	380,592
Pool #809324, 2.223%, 02/01/35(a)	7,178	7,455
Pool #814686, 2.634%, 03/01/35(a)	183,130	189,813
Pool #AD7165, 2.126%, 04/01/35(a)	1,823,581	1,915,892
Pool #995609, 2.612%, 04/01/35(a)	1,863,919	1,970,575
Pool #822302, 2.726%, 05/01/35(a)	3,258,592	3,434,557
Pool #AD0886, 2.590%, 07/01/35(a)	2,696,739	2,839,663
Pool #AL0505, 2.423%, 11/01/35(a)	8,487,741	8,971,538
Pool #AL0345, 2.542%, 11/01/35(a)	4,100,889	4,324,970
Pool #AD0377, 2.115%, 01/01/36(a)	2,117,185	2,190,507
Pool #888722, 2.294%, 01/01/36(a)	1,841,300	1,937,061
Pool #995540, 2.477%, 01/01/36(a)	6,613,530	6,959,534
Pool #888782, 2.454%, 03/01/36(a)	1,521,046	1,599,073

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2016

Seix U.S. Government Securities Ultra-Short Bond Fund — continued

	Shares or Principal Amount($)	Value($)
U.S. Government Agency Mortgages—continued
Pool #AL1015, 2.467%, 04/01/36(a)	2,160,611	2,277,347
Pool #AL2202, 2.547%, 06/01/36(a)	9,113,290	9,579,087
Pool #AL0854, 2.552%, 06/01/36(a)	5,811,669	6,122,514
Pool #888859, 2.517%, 10/01/36(a)	742,470	782,384
Pool #AA3517, 2.363%, 11/01/36(a)	5,483,916	5,741,511
Pool #903166, 2.628%, 11/01/36(a)	2,534,748	2,681,270
Pool #AL0968, 2.530%, 12/01/36(a)	14,769,443	15,562,791
Pool #906216, 2.552%, 01/01/37(a)	2,109,862	2,213,527
Pool #AL0872, 2.069%, 07/01/37(a)	3,890,382	4,050,746
Pool #AL0960, 2.485%, 07/01/37(a)	15,282,993	16,097,686
Pool #AD0380, 2.468%, 10/01/37(a)	7,690,140	8,083,743
Pool #AL0966, 2.583%, 11/01/37(a)	5,836,673	6,140,368
Pool #AE0332, 2.634%, 11/01/37(a)	6,032,058	6,369,114
Pool #AL0270, 2.384%, 08/01/38(a)	13,449,320	14,141,560
Pool #AE0066, 2.432%, 09/01/39(a)	13,670,322	14,454,045
Pool #725874, 2.550%, 09/01/39(a)	67,384	70,902
Pool #AL2013, 2.467%, 10/01/39	320,658	338,499
Pool #AL6516, 2.601%, 04/01/40(a)	14,780,776	15,509,979
Pool #AE0544, 2.575%, 11/01/40(a)	8,565,507	8,982,315
Pool #AL0323, 3.203%, 06/01/41(a)	10,646,147	11,240,328
Pool #AL1801, 2.935%, 05/01/42(a)	6,487,616	6,730,385
Pool #AT1150, 2.802%, 09/01/43(a)	11,847,680	12,230,439
Pool #AT1155, 2.980%, 09/01/43(a)	3,564,512	3,704,688
Pool #AL7562, 2.692%, 10/01/43	20,431,373	20,998,626
Pool #AY4058, 2.756%, 05/01/44(a)	4,265,081	4,397,873

	Shares or Principal Amount($)	Value($)
U.S. Government Agency Mortgages—continued
Pool #AW2489, 2.407%, 06/01/44	11,411,778	11,709,983
Pool #AL5406, 3.213%, 06/01/44(a)	9,086,295	9,514,583
Pool #AW6998, 3.216%, 06/01/44(a)	2,702,045	2,829,688
Pool #AW9723, 2.299%, 07/01/44(a)	6,528,935	6,727,440
Pool #AL5640, 2.271%, 08/01/44(a)	4,006,245	4,134,014
Pool #AW2253, 3.030%, 08/01/44(a)	3,495,666	3,636,593
Pool #AL5643, 2.978%, 09/01/44(a)	2,293,576	2,379,022
Pool #AL5793, 3.129%, 09/01/44(a)	4,480,288	4,678,691
Pool #AX5937, 2.581%, 11/01/44(a)	1,261,117	1,299,108
Pool #AX9332, 3.040%, 12/01/44(a)	9,456,604	9,827,445
Pool #AY0836, 2.274%, 01/01/45(a)	1,995,858	2,048,967
Pool #AY3142, 2.604%, 01/01/45(a)	1,088,799	1,123,510
Pool #AY2431, 2.249%, 02/01/45(a)	4,931,392	5,069,242
Pool #AY7185, 2.442%, 04/01/45(a)	5,057,956	5,186,516
Pool #AZ7163, 2.610%, 07/01/45	1,768,757	1,818,991
Pool #AZ8772, 2.707%, 09/01/45	5,618,032	5,786,130

		581,883,703

Government National Mortgage Association
Pool #082480, 3.000%, 02/20/40	986,479	1,022,798
Pool #082542, 1.750%, 05/20/40	2,778,577	2,858,358
Pool #082540, 3.000%, 05/20/40(a)	6,222,553	6,409,102
Pool #082580, 2.750%, 07/20/40(a)	2,285,625	2,362,998
Pool #082627, 3.000%, 09/20/40(a)	3,589,949	3,715,519
Pool #082852, 1.750%, 06/20/41(a)	20,075,371	20,652,416
Pool #082904, 1.880%, 08/20/41(a)	1,763,295	1,810,998

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2016

Seix U.S. Government Securities Ultra-Short Bond Fund — concluded

	Shares or Principal Amount($)	Value($)
U.S. Government Agency Mortgages—continued
Pool #MA0414, 1.875%, 09/20/42(a)	5,641,148	5,799,770

		44,631,959

Total U.S. Government Agency Mortgages (Cost $861,816,947)		876,103,726

U.S. Treasury Obligation 0.1%
U.S. Treasury Bill 0.1%
0.000%, 07/21/16(c)	1,000,000	999,175

Total U.S. Treasury Obligation (Cost $998,844)		999,175

Money Market Fund 5.3%
State Street Institutional U.S. Government Money Market Fund, Institutional Class, 0.24%(d)	81,726,491	81,726,491

Total Money Market Fund (Cost $81,726,491)		81,726,491

	Shares or Principal Amount($)	Value($)
Total Investments (Cost $1,541,778,499) — 99.8%		1,554,424,641
Other Assets in Excess of Liabilities — 0.2%		3,474,619

Net Assets — 100.0%		$1,557,899,260

(a)	Variable or floating rate security. Rate disclosed is as of March 31, 2016.

(b)	Less than 0.05% of Net Assets.

(c)	Zero coupon bond.

(d)	Rate disclosed, the 7 day yield, is as of March 31, 2016.

Investment Abbreviations

REMIC	—	Real Estate Mortgage Investment Conduit
STRIPS	—	Separate Trading of Registered Interest and Principal Securities

Open Futures Contracts

At March 31, 2016, the Fund’s open futures contracts were as follows:

Description	Position	Notional Amount	Expiration Month	Contracts	Unrealized Depreciation
U.S. Treasury 2 Year Note	Short	$(102,999,877)	June 2016	471	$(31,373)
U.S. Treasury 5 Year Note	Short	(19,735,056)	June 2016	163	(14,686)

					$(46,059)

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2016

Seix U.S. Mortgage Fund

	Shares or Principal Amount($)	Value($)
Collateralized Mortgage Obligations 4.8%
Commercial Mortgage Backed Securities 4.8%
Federal Home Loan Mortgage Corporation
Series KP02, Cl A2, 2.355%, 04/25/21(a)	140,000	143,428

Federal National Mortgage Association
Series 2006-M2, Cl A2A, 5.271%, 10/25/32	269,363	293,273

GS Mortgage Securities Corp. II
Series 2012-ALOH, Cl A, 3.551%, 04/10/34(b)	365,000	388,535
Series 2012-BWTR, Cl B, 3.255%, 11/05/34(b)	109,000	108,346

		496,881

Morgan Stanley Capital I Trust
Series 2014-CPT, Cl A, 3.350%, 07/13/29(b)	300,000	315,088

OBP Depositor LLC Trust
Series 2010-OBP, Cl A, 4.646%, 07/15/45(b)	500,000	553,358

Total Collateralized Mortgage Obligations (Cost $1,779,451)		1,802,028

U.S. Government Agency Mortgages 92.1%
Federal Home Loan Mortgage Corporation
Pool #J23359, 2.500%, 04/01/23	515,884	530,913
Pool #C01785, 5.000%, 02/01/34	188,687	209,493
Pool #C91768, 3.500%, 07/01/34	950,863	1,002,005
Pool #G01838, 5.000%, 07/01/35	160,979	178,604
Pool #A47828, 3.500%, 08/01/35	812,529	857,976
Pool #Z40004, 6.000%, 08/01/36	56,086	64,122
Pool #A85718, 4.000%, 04/01/39	66,371	72,038
Pool #G08347, 4.500%, 06/01/39	43,513	47,343
Pool #A89148, 4.000%, 10/01/39	133,353	142,712
Pool #G08372, 4.500%, 11/01/39	210,215	228,829
Pool #A93101, 5.000%, 07/01/40	263,538	290,539
Pool #G06061, 4.000%, 10/01/40	148,353	159,310
Pool #A95085, 4.000%, 11/01/40	752,459	805,192
Pool #A95796, 4.000%, 12/01/40	92,011	98,535
Pool #G07068, 5.000%, 07/01/41	593,505	651,930
Pool #G60126, 4.500%, 11/01/41	263,604	286,767
Pool #G07031, 4.000%, 05/01/42	599,868	644,382
Pool #Q10929, 3.500%, 09/01/42	470,212	492,766
Pool #Q18522, 3.500%, 05/01/43(c)	509,301	535,502
Pool #849167, 2.947%, 10/01/43(a)	788,216	816,638

	Shares or Principal Amount($)	Value($)
U.S. Government Agency Mortgages—continued
Pool #G60019, 4.500%, 03/01/44	678,203	739,046
Pool #Q26366, 4.000%, 05/01/44	257,284	277,515
Pool #V81283, 4.000%, 07/01/44	481,859	514,681
Pool #Q31645, 4.000%, 02/01/45	133,385	143,120

		9,789,958

Federal National Mortgage Association
Pool #AM9210, 2.400%, 12/01/20	494,384	510,574
Pool #AN0371, 2.910%, 11/01/22	1,190,911	1,255,913
Pool #AL2855, 2.500%, 01/01/23	417,836	430,073
Pool #MA1688, 3.500%, 12/01/33	70,841	74,900
Pool #MA1763, 3.500%, 01/01/34	126,991	134,260
Pool #AL0049, 6.000%, 12/01/35	44,963	51,650
Pool #AB6401, 3.000%, 10/01/37	366,211	377,620
Pool #889529, 6.000%, 03/01/38	292,729	337,034
Pool #889579, 6.000%, 05/01/38	190,212	216,916
Pool #AE0814, 6.000%, 09/01/39	525,940	600,492
Pool #AC2817, 4.000%, 10/01/39	11,010	11,762
Pool #AX3605, 3.500%, 01/01/40	234,178	246,065
Pool #AL7497, 3.500%, 09/01/40	1,896,325	1,992,205
Pool #AD9725, 3.500%, 10/01/40	85,543	89,872
Pool #AE3860, 5.000%, 10/01/40	730,364	810,815
Pool #AE4414, 4.000%, 11/01/40	41,052	43,993
Pool #AE5143, 4.000%, 11/01/40	37,030	39,682
Pool #AB2071, 3.500%, 01/01/41	92,827	97,532
Pool #AH4161, 3.500%, 01/01/41(d)	1,073,528	1,127,939
Pool #MA0639, 4.000%, 02/01/41	620,041	664,337
Pool #AL0215, 4.500%, 04/01/41	176,494	192,670
Pool #890381, 3.500%, 10/01/41	366,711	385,285
Pool #AB3865, 3.500%, 11/01/41	59,594	62,902
Pool #AW8154, 3.500%, 01/01/42	1,085,112	1,142,186
Pool #AI9101, 3.500%, 04/01/42	445,294	469,466
Pool #AB5188, 3.500%, 05/01/42	78,174	82,152
Pool #AO8632, 3.500%, 07/01/42	296,281	311,827
Pool #AP7874, 3.500%, 10/01/42	140,363	147,507
Pool #AB8726, 3.500%, 03/01/43	100,120	105,207
Pool #AL3657, 3.500%, 06/01/43	202,058	213,558
Pool #AL5939, 3.500%, 09/01/43(c)	844,492	888,913
Pool #AL5528, 4.000%, 05/01/44	330,681	356,146
Pool #AL6223, 4.500%, 08/01/44(d)	763,315	831,107
Pool #AY2685, 4.500%, 01/01/45	90,976	99,891
Pool #AX8835, 2.801%, 02/01/45(a)	170,272	175,441

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2016

Seix U.S. Mortgage Fund — concluded

	Shares or Principal Amount($)	Value($)
U.S. Government Agency Mortgages—continued
Pool #AZ5755, 3.500%, 09/01/45	721,024	759,776
Pool #AZ7723, 4.500%, 10/01/45	1,369,663	1,494,300
Pool #BC2470, 3.500%, 02/01/46	204,638	215,865

		17,047,833

Government National Mortgage Association
Pool #004396, 4.000%, 03/20/39	231,015	247,685
Pool #004637, 5.000%, 02/20/40	216,941	240,039
Pool #AA5471, 4.000%, 12/15/41	926,413	993,950
Pool #MA0321, 5.000%, 08/20/42	25,679	28,626
Pool #666413, 4.000%, 09/15/43	71,915	77,666
Pool #MA2681, 5.000%, 03/20/45	799,943	871,014
Pool #AM0226, 4.000%, 05/15/45	199,327	213,512
Pool #AM9875, 4.000%, 06/15/45	215,124	231,060
Pool #AN7421, 4.000%, 06/15/45	614,481	658,894
Pool #AN8476, 3.500%, 07/15/45	229,448	242,618
Pool #626960, 3.500%, 07/15/45	298,932	317,678
Pool #AN5781, 4.000%, 07/15/45	134,775	144,561
Pool #AN6811, 4.000%, 07/15/45	692,047	741,373
Pool #AO0509, 3.500%, 08/15/45	255,231	270,179
Pool #626970, 3.500%, 08/15/45	316,368	336,218
Pool #AO3608, 4.000%, 08/15/45	1,027,186	1,102,011
Pool #AM9046, 4.500%, 08/15/45	324,408	353,818
Pool #AB5970, 4.000%, 10/15/45	176,721	190,238
Pool #AB5975, 4.000%, 11/15/45	76,561	82,417

		7,343,557

Total U.S. Government Agency Mortgages (Cost $33,714,106)		34,181,348

	Shares or Principal Amount($)	Value($)
U.S. Treasury Obligations 1.8%
U.S. Treasury Notes 1.8%
1.375%, 02/29/20	360,000	363,952
1.625%, 02/15/26	300,000	295,641

Total U.S. Treasury Obligations (Cost $653,163)		659,593

Money Market Fund 6.6%
State Street Institutional Treasury Money Market Fund, Institutional Class, 0.19%(e)	2,438,560	2,438,560

Total Money Market Fund (Cost $2,438,560)		2,438,560

Total Investments (Cost $38,585,280) —105.3%		39,081,529
Liabilities in Excess of Other Assets — (5.3)%		(1,976,006)

Net Assets — 100.0%		$37,105,523

(a)	Variable or floating rate security. Rate disclosed is as of March 31, 2016.

(b)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s investment adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 3.7% of net assets as of March 31, 2016.

(c)	All or a portion of this security has been purchased on a when-issued or delayed-delivery basis.

(d)	All or a portion of this security has been segregated, or otherwise earmarked, in connection with obligations for when-issued or delayed-delivery purchase commitments.

(e)	Rate disclosed, the 7 day yield, is as of March 31, 2016.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2016

Seix Ultra-Short Bond Fund

	Shares or Principal Amount($)	Value($)
Asset-Backed Securities 20.6%
Auto Floor Plan 1.1%
BMW Floorplan Master Owner Trust, Series 2015-1A, Cl A, 0.936%, 07/15/20(a)(b)	1,100,000	1,100,443

Automobiles 7.2%
AmeriCredit Automobile Receivables Trust, Series 2013-5, Cl B, 1.520%, 01/08/19	1,055,000	1,055,002
California Republic Auto Receivables Trust, Series 2014-1, Cl A3, 0.850%, 05/15/18	238,434	238,240
Capital Auto Receivables Asset Trust, Series 2013-3, Cl A4, 1.680%, 04/20/18	880,000	881,423
Chrysler Capital Auto Receivables Trust, Series 2013-BA, Cl B, 1.780%, 06/17/19(b)	500,000	499,536
Fifth Third Auto Trust, Series 2015-1, Cl A2B, 0.986%, 05/15/18(a)	1,000,000	1,000,507
First Investors Auto Owner Trust, Series 2013-1A, Cl B, 1.810%, 10/15/18(b)	500,000	499,854
Harley-Davidson Motorcycle Trust, Series 2014-1, Cl A2B, 0.606%, 04/15/18(a)	115,635	115,619
Honda Auto Receivables Owner Trust, Series 2013-2, Cl A3, 0.530%, 02/16/17	167,575	167,532
Hyundai Auto Receivables Trust, Series 2014-A, Cl B, 1.730%, 08/15/19	585,000	586,544
Mercedes Benz Auto Lease Trust, Series 2015-B, Cl A2B, 0.956%, 01/16/18(a)	935,000	935,579
Toyota Auto Receivables 2015-A Owner Trust, Series 2015-A, Cl A3, 1.120%, 02/15/19	1,600,000	1,600,997

		7,580,833

Credit Card 8.6%
American Express Credit Account Master Trust, Series 2013-1, Cl A, 0.856%, 02/16/21(a)	1,463,000	1,466,033
American Express Credit Account Master Trust, Series 2013-2, Cl A, 0.856%, 05/17/21(a)	125,000	125,200

	Shares or Principal Amount($)	Value($)
Credit Card—continued
American Express Issuance Trust II, Series 2013-1, Cl A, 0.716%, 02/15/19(a)	750,000	750,065
Barclays Dryrock Issuance Trust, Series 2014-1, Cl A, 0.796%, 12/16/19(a)	1,280,000	1,279,616
Cabela’s Credit Card Master Note Trust, Series 2014-2, Cl A, 0.886%, 07/15/22(a)	1,512,000	1,487,367
Capital One Multi-Asset Execution Trust, Series 2015-A1, Cl A, 1.390%, 01/15/21	873,000	875,816
Chase Issuance Trust, Series 2007-A2, Cl A2, 0.486%, 04/15/19(a)	924,000	922,454
Discover Card Execution Note Trust, Series 2014-A1, Cl A1, 0.866%, 07/15/21(a)	1,050,000	1,050,840
Nordstrom Credit Card Master Note Trust II, Series 2011-1A, Cl A, 2.280%, 11/15/19(b)	1,045,000	1,051,396

		9,008,787

Other 2.4%
Centerpoint Energy Transition Bond Co. III LLC, Series 2008-A, Cl A1, 4.192%, 02/01/20	293,421	296,459
Domino’s Pizza Master Issuer LLC, Series 2012-1A, Cl A2, 5.216%, 01/25/42(b)	1,019,023	1,042,820
Ohio Phase-In-Recovery Funding LLC, Series 2013-1, Cl A1, 0.958%, 07/01/18	916,180	914,082
Oncor Electric Delivery Transition Bond Co. LLC, Series 2004-1, Cl A3, 5.290%, 05/15/18	259,483	260,802

		2,514,163

Student Loan Asset Backed Security 1.3%
SLM Student Loan Trust, Series 2013-1, Cl A2, 0.683%, 09/25/19(a)	1,377,901	1,360,934

Total Asset-Backed Securities (Cost $21,570,373)		21,565,160

Collateralized Mortgage Obligations 17.4%
Agency Collateralized Mortgage Obligations 2.0%
Federal Home Loan Mortgage Corporation
Series 2839, Cl TS, REMIC, 5.000%, 08/15/19	1,745,867	1,806,482

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2016

Seix Ultra-Short Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Agency Collateralized Mortgage Obligations—continued
Series 3728, Cl EH, REMIC, 3.000%, 09/15/20	106,022	106,265
Series 4513, Cl MB, REMIC, 4.000%, 03/15/22	34,240	34,202

		1,946,949

NCUA Guaranteed Notes
Series 2011-R5, Cl 1A, 0.818%, 04/06/20(a)	126,450	126,466

		2,073,415

Commercial Mortgage Backed Securities 15.2%
Commercial Mortgage Trust
Series 2012-9W57, Cl A, 2.365%, 02/10/29(b)	1,250,000	1,257,800
Series 2012-CR2, Cl A2, 2.025%, 08/15/45	179,353	180,177
Series 2012-LC4, Cl A2, 2.256%, 12/10/44	548,684	550,802

		1,988,779

Credit Suisse Commercial Mortgage Trust
Series 2006-C5, Cl A3, 5.311%, 12/15/39	1,376,172	1,384,817

Federal National Mortgage Association
Series 2011-M1, Cl FA, 0.883%, 06/25/21(a)	1,361,214	1,351,487
Series 2014-M12, Cl FA, 0.724%, 10/25/21(a)	1,684,305	1,663,932
Series 2014-M6, Cl FA, 0.692%, 12/25/17(a)	798,888	796,683
Series 2014-M8, Cl FA, 0.653%, 05/25/18(a)	380,567	378,146
Series 2015-M12, Cl FA, 0.764%, 04/25/20(a)	1,824,108	1,816,158

		6,006,406

JPMorgan Chase Commercial Mortgage Securities Trust
Series 2013-C13, Cl A1, 1.303%, 01/15/46	776,253	774,795

ML-CFC Commercial Mortgage Trust
Series 2006-3, Cl A1A, 5.409%, 07/12/46(a)	360,921	363,757

Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C12, Cl A1, 1.313%, 10/15/46	762,599	758,769
Series 2014-C14, Cl A1, 1.250%, 02/15/47	299,416	297,621

		1,056,390

	Shares or Principal Amount($)	Value($)
Commercial Mortgage Backed Securities—continued
Morgan Stanley Capital I Trust
Series 2006-IQ12, Cl A1A, 5.319%, 12/15/43	911,957	924,142
Series 2012-C4, Cl A2, 2.111%, 03/15/45	1,830,000	1,835,321

		2,759,463

WF-RBS Commercial Mortgage Trust
Series 2011-C5, Cl A1, 1.456%, 11/15/44	191,326	191,235
Series 2012-C10, Cl A2, 1.765%, 12/15/45	1,500,000	1,502,814

		1,694,049

		16,028,456

Whole Loan Collateral Mortgage Obligation 0.2%
Banc of America Mortgage Securities, Inc.
Series 2003-F, Cl 1A1, 2.623%, 07/25/33(a)	204,177	193,785

Total Collateralized Mortgage Obligations (Cost $18,331,184)		18,295,656

Corporate Bonds 43.8%
Advertising 0.5%
Omnicom Group, Inc., 5.900%, 04/15/16	505,000	505,680

Aerospace/Defense 0.5%
Lockheed Martin Corp., 1.850%, 11/23/18	499,000	504,698

Auto Manufacturers 3.9%
Daimler Finance North America LLC, 1.476%, 08/01/18(a)(b)	1,665,000	1,659,174
Ford Motor Credit Co. LLC, 1.400%, 01/17/17, Series 00, MTN(a)	550,000	550,506
Ford Motor Credit Co. LLC, 2.145%, 01/09/18	206,000	205,756
Ford Motor Credit Co. LLC, 5.000%, 05/15/18	465,000	491,005
PACCAR Financial Corp., 1.236%, 12/06/18, MTN(a)	445,000	445,953
Volkswagen International Finance, 1.058%, 11/18/16(a)(b)	785,000	781,181

		4,133,575

Banks 11.1%
Bank of America Corp., 2.000%, 01/11/18	1,432,000	1,437,897

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2016

Seix Ultra-Short Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Banks—continued
Branch Banking & Trust Co., 1.050%, 12/01/16	1,650,000	1,651,393
Goldman Sachs Group, Inc. (The), 5.950%, 01/18/18	1,750,000	1,876,684
ING Bank NV, 1.800%, 03/16/18(b)	1,537,000	1,541,477
JPMorgan Chase & Co., 6.125%, 06/27/17	1,150,000	1,210,385
KeyBank NA, 1.119%, 11/25/16(a)	1,620,000	1,620,624
Lloyds Bank PLC, 1.750%, 05/14/18	1,401,000	1,397,772
Wells Fargo & Co., 1.250%, 07/20/16, MTN	860,000	861,525

		11,597,757

Beverages 1.2%
Anheuser-Busch InBev Finance, Inc., 1.900%, 02/01/19	1,288,000	1,306,393

Biotechnology 0.7%
Celgene Corp., 2.125%, 08/15/18	685,000	692,758

Chemicals 1.5%
Chevron Phillips Chemical Co. LLC, 1.700%, 05/01/18(b)	1,553,000	1,541,933

Computers 0.4%
Hewlett Packard Enterprise Co., 2.850%, 10/05/18(b)	431,000	438,237

Electric 2.1%
Duke Energy Corp., 1.009%, 04/03/17(a)	1,010,000	1,003,229
MidAmerican Energy Co., 5.300%, 03/15/18	1,100,000	1,179,539

		2,182,768

Healthcare-Products 2.7%
Becton Dickinson and Co., 1.800%, 12/15/17	1,502,000	1,508,315
Medtronic, Inc., 1.500%, 03/15/18	1,342,000	1,353,553

		2,861,868

Healthcare-Services 4.7%
Aetna, Inc., 1.750%, 05/15/17	590,000	592,720
Providence Health & Services Obligated Group, 1.425%, 10/01/16(a)	1,520,000	1,520,763
UnitedHealth Group, Inc., 1.875%, 11/15/16	1,450,000	1,460,130
UnitedHealth Group, Inc., 6.000%, 02/15/18	1,254,000	1,361,529

		4,935,142

	Shares or Principal Amount($)	Value($)
Housewares 0.9%
Newell Rubbermaid, Inc., 2.600%, 03/29/19	882,000	894,826

Insurance 0.5%
Berkshire Hathaway Finance Corp., 1.700%, 03/15/19	550,000	557,632

Internet 0.4%
eBay, Inc., 2.500%, 03/09/18	451,000	458,315

Media 1.7%
Comcast Corp., 5.875%, 02/15/18	1,650,000	1,792,426

Oil & Gas 2.9%
BP Capital Markets PLC, 1.260%, 09/26/18(a)	1,450,000	1,426,185
Shell International Finance BV, 0.900%, 11/15/16	1,650,000	1,652,363

		3,078,548

Oil & Gas Services 0.8%
Schlumberger Holdings Corp., 1.900%, 12/21/17(b)	876,000	873,920

Pharmaceuticals 1.1%
AbbVie, Inc., 1.800%, 05/14/18	821,000	826,514
McKesson Corp., 2.284%, 03/15/19	375,000	379,513

		1,206,027

Pipelines 1.7%
Enbridge, Inc., 1.275%, 10/01/16(a)	636,000	629,790
Kinder Morgan, Inc., 2.000%, 12/01/17	719,000	711,296
Spectra Energy Partners LP, 2.950%, 06/15/16	488,000	488,595

		1,829,681

Real Estate Investment Trust 0.7%
American Tower Corp., 4.500%, 01/15/18	670,000	698,139

Retail 0.7%
CVS Health Corp., 1.900%, 07/20/18	687,000	697,025

Software 0.5%
Fidelity National Information Services, Inc., 2.850%, 10/15/18	488,000	495,954

Telecommunication Services 1.2%
Verizon Communications, Inc., 1.036%, 06/09/17(a)	390,000	389,223

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2016

Seix Ultra-Short Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Telecommunication Services—continued
Verizon Communications, Inc., 2.550%, 06/17/19	815,000	838,386

		1,227,609

Transportation 1.4%
Canadian National Railway Co., 0.787%, 11/14/17(a)	1,454,000	1,450,365

Total Corporate Bonds (Cost $45,877,906)		45,961,276

Municipal Bonds 2.5%
Louisiana 0.8%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, 2.470%, 02/01/19	823,063	826,232

New Jersey 1.7%
New Jersey Economic Development Authority, Series Q, RB, 1.096%, 06/15/16	1,755,000	1,755,123

Total Municipal Bonds (Cost $2,586,372)		2,581,355

U.S. Government Agency Mortgages 12.2%
Federal Home Loan Mortgage Corporation
Pool #1Q1404, 2.576%, 01/01/37(a)	727,674	765,877
Pool #848852, 2.576%, 08/01/37(a)	904,992	953,453

		1,719,330

Federal National Mortgage Association
Pool #467863, 3.860%, 04/01/18	103,677	108,048
Pool #468123, 3.840%, 05/01/18	200,000	208,974
Pool #958815, 4.506%, 06/01/19	1,500,000	1,562,812
Pool #AB0351, 4.500%, 04/01/20	1,363,983	1,413,284
Pool #AL0968, 2.530%, 12/01/36(a)	282,277	297,439
Pool #AD0380, 2.467%, 10/01/37(a)	404,258	424,949
Pool #AL0966, 2.583%, 11/01/37(a)	367,710	386,843
Pool #AT1150, 2.802%, 09/01/43(a)	960,627	991,662

	Shares or Principal Amount($)	Value($)
U.S. Government Agency Mortgages—continued
Pool #AL7562, 2.692%, 10/01/43	2,431,193	2,498,693

		7,892,704

Government National Mortgage Association
Pool #082649, 2.000%, 10/20/40(a)	1,722,941	1,770,585
Pool #082852, 1.750%, 06/20/41(a)	1,380,364	1,420,042

		3,190,627

Total U.S. Government Agency Mortgages (Cost $12,679,093)		12,802,661

U.S. Treasury Obligation 0.1%
U.S. Treasury Bill 0.1%
0.000%, 07/21/16(c)	110,000	109,910

Total U.S. Treasury Obligation (Cost $109,873)		109,910

Money Market Fund 3.1%
State Street Institutional U.S. Government Money Market Fund, Institutional Class, 0.24%(d)	3,270,974	3,270,974

Total Money Market Fund (Cost $3,270,974)		3,270,974

Money Market Fund—continued
Total Investments (Cost $104,425,775) — 99.7%		104,586,992
Other Assets in Excess of Liabilities — 0.3%		363,302

Net Assets — 100.0%		$104,950,294

(a)	Variable or floating rate security. Rate disclosed is as of March 31, 2016.

(b)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s investment adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 11.7% of net assets as of March 31, 2016.

(c)	Zero coupon bond.

(d)	Rate disclosed, the 7 day yield, is as of March 31, 2016.

Investment Abbreviations

MTN	—	Medium Term Note
RB	—	Revenue Bond
REMIC	—	Real Estate Mortgage Investment Conduit

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2016

Seix Ultra-Short Bond Fund — concluded

Open Futures Contracts

At March 31, 2016, the Fund’s open futures contracts were as follows:

Description	Position	Notional Amount	Expiration Month	Contracts	Unrealized Depreciation
U.S. Treasury 2 Year Note	Short	$(17,713,354)	June 2016	81	$(5,396)
U.S. Treasury 5 Year Note	Short	(3,995,441)	June 2016	33	(2,973)

					$(8,369)

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2016

Seix Virginia Intermediate Municipal Bond Fund

	Shares or Principal Amount($)	Value($)

Municipal Bonds 95.4%
Alabama 1.0%
Birmingham, Series A, GO, 0.000%, 03/01/32(a)	645,000	700,373

District of Columbia 5.1%
Metropolitan Washington D.C. Airports Authority, Airport System, Series A, AMT, RB, 5.125%, 10/01/23	1,000,000	1,096,640
Metropolitan Washington D.C. Airports Authority, Airport System, Series B, RB, 5.000%, 10/01/26, BHAC	2,175,000	2,452,661

		3,549,301

Guam 1.6%
Guam Waterworks Authority Water & Watstewater System, RB, 5.000%, 01/01/46	665,000	754,556
Territory of Guam, Series D, RB, 5.000%, 11/15/39	300,000	339,099

		1,093,655

North Carolina 2.8%
North Carolina Capital Facilities Finance Agency, Educational Facilities, RB, 5.000%, 05/01/32	1,740,000	1,911,512

Virginia 84.9%
Fairfax County Economic Development Authority, RB, 5.000%, 08/01/22	1,700,000	1,982,336
Fairfax County Industrial Development Authority, RB, 5.500%, 05/15/35	1,000,000	1,129,070
Fairfax County Industrial Development Authority, Series D, RB, 5.000%, 05/15/27	1,300,000	1,530,555
Fairfax County Water Authority, RB, 5.000%, 04/01/25	3,050,000	3,693,489
Fairfax County Water Authority, RB, 5.000%, 04/01/27	600,000	721,698
Greater Richmond Convention Center Authority, RB, 5.000%, 06/15/28	1,375,000	1,682,422
Greater Richmond Convention Center Authority, RB, 5.000%, 06/15/30	1,000,000	1,207,650
Greater Richmond Convention Center Authority, RB, 5.000%, 06/15/32	1,000,000	1,194,420

	Shares or Principal Amount($)	Value($)

Virginia—continued
Hampton Roads Sanitation District Wastewater, RB, 5.000%, 04/01/23	1,060,000	1,148,489
Hampton Roads Sanitation District Wastewater, RB, 5.000%, 04/01/24	2,425,000	2,627,439
Hampton Roads Sanitation District Wastewater, Series A, RB, 5.000%, 08/01/30	1,860,000	2,338,969
Hanover County Economic Development Authority, Regional Medical Care Project, RB, 6.375%, 08/15/18, NATL-RE	2,645,000	2,776,007
Isle County Wight, Series A, GO, 5.000%, 07/01/35, State Aid Withholding	750,000	885,292
James City County Economic Development Authority, Public Facility Project, RB, 5.000%, 06/15/21, AGM	2,215,000	2,330,490
Loudoun County Industrial Development Authority, Series A, RB, 5.000%, 06/01/31	1,000,000	1,144,170
New Kent County Economic Development Authority, School & Governmental Projects, RB, 5.000%, 02/01/18, AGM	1,225,000	1,269,651
Norfolk Water Revenue, Series A, RB, 5.250%, 11/01/44	1,750,000	2,098,705
Northern Virginia Transportation Authority, RB, 5.000%, 06/01/26	1,250,000	1,543,600
Richmond Industrial Development Authority, Government Facilities, RB, 5.000%, 07/15/18, AMBAC	1,795,000	1,912,465
Roanoke Economic Development Authority, Hospital Revenue, RB, 5.000%, 07/01/27	1,000,000	1,149,730
Virginia College Building Authority, Series A, RB, 5.000%, 02/01/27	1,500,000	1,826,745
Virginia College Building Authority, Educational Facilities Project, Washington & Lee University, RB, 5.375%, 01/01/21	3,390,000	3,785,409

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2016

Seix Virginia Intermediate Municipal Bond Fund — concluded

	Shares or Principal Amount($)	Value($)
Virginia—continued
Virginia College Building Authority, Educational Facilities Project, Washington & Lee University, Series B, RB, 5.000%, 09/01/26, ST INTERCEPT	1,190,000	1,502,780
Virginia Commonwealth Transportation Board, Series A, RB, 5.000%, 05/15/19	1,440,000	1,621,498
Virginia Commonwealth University, Health System Authority, RB, 5.000%, 07/01/30	1,460,000	1,665,101
Virginia Housing Development Authority, Commonwealth Mortgage, Series A-1, RB, 3.650%, 01/01/18, GO of Authority	1,205,000	1,262,394
Virginia Port Authority, Series A, AMT, RB, 5.000%, 07/01/32	4,000,000	4,687,680
Virginia Public Building Authority, Series A, RB, 5.000%, 08/01/31, Pre-refunded 08/01/2021 @ 100	10,000	11,976
Virginia Public School Authority, Series A, RB, 5.000%, 08/01/27, State Aid Withholding	2,060,000	2,494,660
Virginia Public School Authority, School Financing, RB, 5.000%, 07/15/26, State Aid Withholding	2,000,000	2,188,980
Virginia Resources Authority, Series A, RB, 5.000%, 11/01/32	300,000	360,996
Virginia Resources Authority Infrastructure, Pooled Financing Program, Series A, RB, 5.000%, 11/01/28	2,300,000	2,805,218

		58,580,084

Total Municipal Bonds (Cost $62,165,057)		65,834,925

	Shares or Principal Amount($)	Value($)
Money Market Funds 2.0%
Federated Tax-Free Obligations Fund, Institutional Shares, 0.14%(b)	23	23
Federated Virginia Municipal Cash Trust, Institutional Share, 0.01%(b)	1,373,933	1,373,933

Total Money Market Funds (Cost $1,373,956)		1,373,956

Total Investments (Cost $63,539,013) — 97.4%		67,208,881
Other Assets in Excess of Liabilities — 2.6%		1,808,752

Net Assets — 100.0%		$69,017,633

(a)	Step bond. The rate shown is the rate in effect as of March 31, 2016.

(b)	Rate disclosed, the 7 day yield, is as of March 31, 2016.

Investment Abbreviations

AGM	—	Security guaranteed by Assured Guaranty Municipal Corporation
AMBAC	—	Security guaranteed by American Municipal Bond Assurance Corporation
AMT	—	Income subject to Alternative Minimum Tax
BHAC	—	Security guaranteed by Berkshire Hathaway Assurance Corporation
GO	—	General Obligation
NATL-RE	—	Reinsurance provided by National Public Finance Guarantee Corporation
RB	—	Revenue Bond
ST INTERCEPT	—	State Interception

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

RIDGEWORTH FUNDS    March 31, 2016

	Seix Core Bond Fund	Seix Corporate Bond Fund	Seix Floating Rate High Income Fund	Seix Georgia Tax-Exempt Bond Fund	Seix High Grade Municipal Bond Fund
Assets:
Total Investments, at Cost	$281,267,222	$17,903,087	$4,709,385,305	$103,135,940	$111,739,766

Total Investments, at Value*	$284,188,930	$17,999,304	$4,371,040,660	$110,323,036	$116,892,373
Cash	—	—	5,013	—	—
Interest Receivable	1,295,340	164,492	27,332,385	1,402,563	1,091,112
Securities Lending Income Receivable	28,156	771	—	—	—
Receivable for Capital Shares Issued	106,487	3,493	3,557,375	109,109	319,680
Receivable for Investment Securities Sold	493,900	250,352	108,337,812	—	1,210,541
Receivable for Investment Securities Sold on a When-issued Basis	—	—	3,012,300	—	—
Receivable from Investment Adviser	—	3,425	—	4,076	6,065
Prepaid Expenses and Other Assets	32,076	22,047	108,515	8,586	14,818

Total Assets	286,144,889	18,443,884	4,513,394,060	111,847,370	119,534,589

Liabilities:
Payable for Investment Securities Purchased	853,880	—	—	—	—
Payable for Investment Securities Purchased on a When-issued Basis	2,758,364	374,363	116,840,585	—	5,469,415
Payable for Capital Shares Redeemed	359,714	28,554	22,210,914	450,075	137,080
Payable Upon Return of Securities Loaned	12,791,803	471,458	—	—	—
Income Distributions Payable	42,568	1,021	4,285,641	5,293	47,821
Investment Advisory Fees Payable	56,596	5,812	1,532,274	47,229	47,871
Compliance and Fund Services Fees Payable	5,851	377	96,139	2,438	2,481
Distribution and Service Fees Payable	3,590	6,895	83,072	456	1,763
Trustee Fees Payable	11	1	194	5	5
Other Accrued Expenses	109,657	7,093	1,604,356	29,992	29,015

Total Liabilities	16,982,034	895,574	146,653,175	535,488	5,735,451

Total Net Assets	$269,162,855	$17,548,310	$4,366,740,885	$111,311,882	$113,799,138

Net Assets Consist of:
Capital	$265,622,759	$17,812,408	$4,917,797,459	$103,427,653	$107,072,008
Accumulated Net Investment Income (Loss)	(328,472)	(39,531)	4,095,610	190,525	(7,042)
Accumulated Net Realized Gain (Loss) from Investments, Unfunded Commitments, Swaps and Foreign Currency Transactions	946,860	(320,784)	(216,807,539)	506,608	1,581,565
Net Unrealized Appreciation (Depreciation) on Investments and Foreign Currencies	2,921,708	96,217	(338,344,645)	7,187,096	5,152,607

Net Assets	$269,162,855	$17,548,310	$4,366,740,885	$111,311,882	$113,799,138

Net Assets:
I Shares	$255,522,418	$8,943,244	$3,040,875,463	$107,690,606	$99,803,316
A Shares	10,169,782	500,131	143,324,813	3,621,276	13,995,822
C Shares	—	8,104,935	55,203,462	—	—
R Shares	3,448,263	—	—	—	—
IS Shares	22,392	—	1,127,337,147	—	—
Shares Outstanding (unlimited number of shares authorized, no par value)
I Shares	23,522,489	1,056,688	365,069,560	9,826,583	8,075,586
A Shares	936,429	58,847	17,204,927	329,936	1,132,023
C Shares	—	957,920	6,625,165	—	—
R Shares	317,196	—	—	—	—
IS Shares	2,062	—	135,275,384	—	—
Net Asset Value and Redemption Price Per Share:
I Shares	$10.86	$8.46	$8.33	$10.96	$12.36
A Shares	10.86	8.50	8.33	10.98	12.36
C Shares(a)	—	8.46	8.33	—	—
R Shares	10.87	—	—	—	—
IS Shares	10.86	—	8.33	—	—
Offering Price per Share (100%/(100%-maximum sales charge x net asset value) adjusted to the nearest cent):
A Shares	$11.40	$8.92	$8.54	$11.53	$12.98
Maximum Sales Charge — A Shares	4.75%	4.75%	2.50%	4.75%	4.75%

*	Investments include securities on loan of $12,492,396, $452,997, $—, $— and $—, respectively.

(a)	Redemption price per share varies based on length of time shares are held.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

RIDGEWORTH FUNDS    March 31, 2016

	Seix High Income Fund	Seix High Yield Fund	Seix Investment Grade Tax- Exempt Bond Fund	Seix Limited Duration Fund	Seix North Carolina Tax- Exempt Bond Fund
Assets:
Total Investments, at Cost	$709,217,170	$604,642,924	$625,501,846	$6,636,488	$27,117,160

Total Investments, at Value*	$657,923,415	$575,599,309	$659,205,292	$6,647,489	$28,899,306
Cash	35,953	—	—	—	—
Interest Receivable	12,637,495	9,936,956	6,527,913	2,035	387,819
Securities Lending Income Receivable	52,258	35,353	—	—	—
Receivable for Capital Shares Issued	334,425	694,537	419,202	—	789
Receivable for Investment Securities Sold	2,288,951	380,105	17,488,039	—	1,167,216
Receivable for Investment Securities Sold on a When-issued Basis	891,973	780,851	1,546,740	—	—
Receivable from Investment Adviser	—	—	26,834	1,081	2,564
Prepaid Expenses and Other Assets	32,269	38,337	25,278	4,135	7,931

Total Assets	674,196,739	587,465,448	685,239,298	6,654,740	30,465,625

Liabilities:
Payable for Investment Securities Purchased	609,325	2,861,420	8,180,933	—	—
Payable for Investment Securities Purchased on a When-issued Basis	3,153,000	3,339,875	21,301,637	—	1,323,688
Payable for Capital Shares Redeemed	2,022,657	1,155,609	835,096	—	48,186
Payable Upon Return of Securities Loaned	61,871,816	46,697,565	—	—	—
Income Distributions Payable	98,442	774,985	133,517	2,682	1,990
Line of Credit Payable	—	1,044,906	—	—	—
Investment Advisory Fees Payable	278,956	200,280	271,080	563	12,167
Compliance and Fund Services Fees Payable	13,488	11,593	14,149	146	628
Distribution and Service Fees Payable	17,431	1,765	6,316	—	62
Trustee Fees Payable	25	22	28	—	1
Other Accrued Expenses	213,402	135,352	200,869	2,783	10,772

Total Liabilities	68,278,542	56,223,372	30,943,625	6,174	1,397,494

Total Net Assets	$605,918,197	$531,242,076	$654,295,673	$6,648,566	$29,068,131

Net Assets Consist of:
Capital	$738,064,960	$625,665,314	$614,851,410	$7,466,031	$27,179,342
Accumulated Net Investment Income (Loss)	(411,451)	(1,279,544)	(228,333)	(772)	(57,474)
Accumulated Net Realized Gain (Loss) from Investments and Swaps Transactions	(80,441,557)	(64,100,079)	5,969,150	(827,694)	164,117
Net Unrealized Appreciation (Depreciation) on Investments and Swaps	(51,293,755)	(29,043,615)	33,703,446	11,001	1,782,146

Net Assets	$605,918,197	$531,242,076	$654,295,673	$6,648,566	$29,068,131

Net Assets:
I Shares	$546,793,012	$523,206,423	$629,434,612	$6,648,566	$28,576,475
A Shares	43,433,305	7,463,012	24,861,061	—	491,656
R Shares	14,574,391	572,641	—	—	—
IS Shares	1,117,489	—	—	—	—
Shares Outstanding (unlimited number of shares authorized, no par value)
I Shares	92,393,166	67,036,289	51,500,876	676,440	2,714,697
A Shares	7,333,069	980,587	2,031,704	—	46,816
R Shares	2,461,084	73,418	—	—	—
IS Shares	188,769	—	—	—	—
Net Asset Value and Redemption Price Per Share:
I Shares	$5.92	$7.80	$12.22	$9.83	$10.53
A Shares	5.92	7.61	12.24	—	10.50
R Shares	5.92	7.80	—	—	—
IS Shares	5.92	—	—	—	—
Offering Price per Share (100%/(100%-maximum sales charge x net asset value) adjusted to the nearest cent):
A Shares	$6.22	$7.99	$12.85	$—	$11.02
Maximum Sales Charge — A Shares	4.75%	4.75%	4.75%	—	4.75%

*	Investments include securities on loan of $61,452,599, $46,040,107, $-, $- and $-, respectively.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

RIDGEWORTH FUNDS    March 31, 2016

	Seix Short-Term Bond Fund	Seix Short-Term Municipal Bond Fund	Seix Total Return Bond Fund	Seix U.S. Government Securities Ultra- Short Bond Fund	Seix U.S. Mortgage Fund
Assets:
Total Investments, at Cost	$53,827,823	$40,184,141	$1,208,560,830	$1,541,778,499	$38,585,280

Total Investments, at Value*	$54,064,713	$40,363,071	$1,220,533,560	$1,554,424,641	$39,081,529
Cash	—	—	5,113,600	—	—
Interest Receivable	205,460	405,999	5,962,259	2,692,133	108,393
Securities Lending Income Receivable	—	—	106,820	—	—
Receivable for Capital Shares Issued	1,720	45,324	1,310,725	2,029,320	8,919
Receivable for Investment Securities Sold	—	—	2,261,289	4,615,624	177,277
Unrealized Appreciation on Forward Foreign Currency Contracts	—	—	3,646,060	—	—
Receivable from Investment Adviser	4,205	5,772	2,074	—	5,832
Prepaid Expenses and Other Assets	20,396	9,863	41,837	34,872	24,039

Total Assets	54,296,494	40,830,029	1,238,978,224	1,563,796,590	39,405,989

Liabilities:
Payable for Investment Securities Purchased	—	—	7,574,577	3,332,149	644,375
Payable for Investment Securities Purchased on a When-issued Basis	638,551	1,175,250	11,359,674	—	1,420,838
Payable for Capital Shares Redeemed	19,274	77,950	1,418,178	1,544,242	198,110
Payable Upon Return of Securities Loaned	—	—	103,422,458	—	—
Income Distributions Payable	4,496	7,278	27,840	135,797	537
Unrealized Depreciation on Forward Foreign Currency Contracts	—	—	4,445,535	—	—
Investment Advisory Fees Payable	18,274	11,662	225,773	236,871	12,623
Compliance and Fund Services Fees Payable	1,183	865	24,070	32,064	812
Payable for Variation Margin on Futures Contracts	—	—	—	72,453	—
Distribution and Service Fees Payable	1,860	932	27,985	—	5,755
Trustee Fees Payable	2	2	48	65	2
Other Accrued Expenses	18,736	17,357	392,498	543,689	17,414

Total Liabilities	702,376	1,291,296	128,918,636	5,897,330	2,300,466

Total Net Assets	$53,594,118	$39,538,733	$1,110,059,588	$1,557,899,260	$37,105,523

Net Assets Consist of:
Capital	$54,585,488	$39,361,182	$1,098,566,966	$1,566,935,482	$36,650,006
Accumulated Net Investment Loss	(2,124)	(1,437)	(2,006,504)	(2,617)	(15,736)
Accumulated Net Realized Gain (Loss) from Investments, Futures, Swaps and Foreign Currency Transactions	(1,226,136)	58	2,325,869	(21,633,688)	(24,996)
Net Unrealized Appreciation on Investments, Futures, Swaps and Foreign Currencies	236,890	178,930	11,173,257	12,600,083	496,249

Net Assets	$53,594,118	$39,538,733	$1,110,059,588	$1,557,899,260	$37,105,523

Net Assets:
I Shares	$49,748,525	$32,184,245	$971,158,593	$1,557,899,260	$25,067,724
A Shares	2,104,032	7,354,488	32,365,962	—	6,559,921
C Shares	1,741,561	—	—	—	5,477,878
R Shares	—	—	50,402,070	—	—
IS Shares	—	—	56,132,963	—	—
Shares Outstanding (unlimited number of shares authorized, no par value)
I Shares	4,983,092	3,224,097	91,056,152	155,312,919	2,211,936
A Shares	210,240	737,033	2,936,824	—	579,907
C Shares	174,086	—	—	—	483,397
R Shares	—	—	4,724,578	—	—
IS Shares	—	—	5,261,574	—	—
Net Asset Value and Redemption Price Per Share:
I Shares	$9.98	$9.98	$10.67	$10.03	$11.33
A Shares	10.01	9.98	11.02	—	11.31
C Shares(a)	10.00	—	—	—	11.33
R Shares	—	—	10.67	—	—
IS Shares	—	—	10.67	—	—
Offering Price per Share (100%/(100%-maximum sales charge x net asset value) adjusted to the nearest cent):
A Shares	$10.27	$10.24	$11.57	$—	$11.60
Maximum Sales Charge — A Shares	2.50%	2.50%	4.75%	—	2.50%

*	Investments include securities on loan of $-, $-, $101,018,998, $- and $-, respectively.
(a)	Redemption price per share varies based on length of time shares are held.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

RIDGEWORTH FUNDS    March 31, 2016

	Seix Ultra-Short Bond Fund	Seix Virginia Intermediate Municipal Bond Fund
Assets:
Total Investments, at Cost	$104,425,775	$63,539,013

Total Investments, at Value	$104,586,992	$67,208,881
Interest Receivable	336,650	842,104
Receivable for Capital Shares Issued	129,110	293
Receivable for Investment Securities Sold	476,068	1,219,638
Prepaid Expenses and Other Assets	14,175	9,112

Total Assets	105,542,995	69,280,028

Liabilities:
Payable for Investment Securities Purchased	499,692	—
Payable for Capital Shares Redeemed	18,379	104,992
Income Distributions Payable	12,356	103,649
Investment Advisory Fees Payable	20,348	30,121
Compliance and Fund Services Fees Payable	2,444	1,506
Payable for Variation Margin on Futures Contracts	13,547	—
Distribution and Service Fees Payable	—	552
Trustee Fees Payable	5	3
Other Accrued Expenses	25,930	21,572

Total Liabilities	592,701	262,395

Total Net Assets	$104,950,294	$69,017,633

Net Assets Consist of:
Capital	$107,276,833	$63,981,553
Accumulated Net Investment Income (Loss)	(2,389)	19,172
Accumulated Net Realized Gain (Loss) from Investments and Futures Transactions	(2,476,998)	1,347,040
Net Unrealized Appreciation on Investments and Futures	152,848	3,669,868

Net Assets	$104,950,294	$69,017,633

Net Assets:
I Shares	$104,950,294	$64,652,957
A Shares	—	4,364,676
Shares Outstanding (unlimited number of shares authorized, no par value)
I Shares	10,573,414	6,424,488
A Shares	—	433,827
Net Asset Value and Redemption Price Per Share:
I Shares	$9.93	$10.06
A Shares	—	10.06
Offering Price per Share (100%/(100%-maximum sales charge x net asset value) adjusted to the nearest cent):
A Shares	$—	$10.56
Maximum Sales Charge — A Shares	—	4.75%

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

RIDGEWORTH FUNDS    For the Fiscal Year Ended March 31, 2016

	Seix Core Bond Fund	Seix Corporate Bond Fund	Seix Floating Rate High Income Fund	Seix Georgia Tax-Exempt Bond Fund	Seix High Grade Municipal Bond Fund
Investment Income:
Interest Income	$5,728,569	$793,370	$306,075,514	$4,029,526	$3,286,727
Dividend Income	—	—	255,594	—	—
Net Income from Securities Lending	57,730	1,828	—	—	—

Total Investment Income	5,786,299	795,198	306,331,108	4,029,526	3,286,727

Expenses:
Investment Advisory Fees	629,875	88,233	23,465,997	635,725	573,994
Administration Fees	25,326	2,224	580,141	12,800	11,548
Fund Accounting Fees	24,884	2,300	590,267	13,339	12,617
Transfer Agency Fees	36,107	16,225	2,054,161	19,022	33,689
Compliance & Fund Services Fees	18,261	1,702	448,446	10,105	9,155
Distribution and Service Fees — A Shares	23,825	1,806	453,519	5,303	21,761
Distribution and Service Fees — C Shares	—	85,089	604,184	—	—
Distribution and Service Fees — R Shares	17,125	—	—	—	—
Shareholder Servicing Fees — I Shares	307,434	7,246	5,043,808	116,445	73,877
Shareholder Servicing Fees — A Shares	3,122	108	158,251	439	3,372
Shareholder Servicing Fees — R Shares	993	—	—	—	—
Custodian Fees	17,852	9,345	955,423	8,254	8,415
Printing Fees	8,279	1,857	348,395	3,302	6,506
Registration Fees	56,973	40,786	90,120	14,919	34,324
Trustee Fees	9,173	973	248,590	5,591	4,921
Other Fees	47,708	9,287	648,163	19,263	17,731

Total Expenses	1,226,937	267,181	35,689,465	864,507	811,910
Less: Investment Advisory Fees Waived/Expenses Reimbursed	—	(30,054)	—	(32,454)	(43,026)

Net Expenses	1,226,937	237,127	35,689,465	832,053	768,884

Net Investment Income	4,559,362	558,071	270,641,643	3,197,473	2,517,843

Net Realized and Unrealized Gain (Loss) on Investments, Unfunded Commitments, Swaps and Foreign Currencies:
Net Realized Gain (Loss) from:
Investments, Unfunded Commitments and Foreign Currency Transactions	2,205,179	(298,035)	(165,631,300)	1,669,446	1,682,084
Swap Contracts	—	(24,948)	—	—	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments, Unfunded Commitments and Foreign Currencies	(2,686,468)	(721,324)	(230,916,711)	(736,695)	196,585
Swap Contracts	—	1,656	—	—	—

Net Realized and Unrealized Gain (Loss) on Investments, Unfunded Commitments, Swaps and Foreign Currencies	(481,289)	(1,042,651)	(396,548,011)	932,751	1,878,669

Change in Net Assets from Operations	$4,078,073	$(484,580)	$(125,906,368)	$4,130,224	$4,396,512

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

RIDGEWORTH FUNDS    For the Fiscal Year Ended March 31, 2016

	Seix High Income Fund	Seix High Yield Fund	Seix Investment Grade Tax-Exempt Bond Fund	Seix Limited Duration Fund	Seix North Carolina Tax-Exempt Bond Fund
Investment Income:
Interest Income	$51,746,684	$40,233,693	$19,457,318	$42,739	$988,780
Dividend Income	706,588	57,599	—	—	—
Net Income from Securities Lending	635,442	375,768	—	—	—

Total Investment Income	53,088,714	40,667,060	19,457,318	42,739	988,780

Expenses:
Investment Advisory Fees	4,029,645	2,862,692	3,238,901	6,647	167,104
Administration Fees	75,040	64,797	65,959	670	3,365
Fund Accounting Fees	77,454	64,720	69,253	701	3,447
Transfer Agency Fees	149,611	197,169	165,412	1,414	7,119
Compliance & Fund Services Fees	59,077	50,079	52,047	530	2,677
Distribution and Service Fees — A Shares	164,836	19,352	81,639	—	900
Distribution and Service Fees — R Shares	87,348	3,202	—	—	—
Shareholder Servicing Fees — I Shares	1,022,325	493,838	677,451	—	29,309
Shareholder Servicing Fees — A Shares	52,467	3,541	14,035	—	107
Shareholder Servicing Fees — R Shares	16,453	—	—	—	—
Custodian Fees	28,782	19,931	13,853	5,350	6,634
Printing Fees	109,306	38,134	28,224	642	1,095
Registration Fees	66,360	54,762	36,046	7,676	12,885
Trustee Fees	31,816	27,345	27,977	283	1,488
Other Fees	85,768	76,422	73,182	7,203	9,921

Total Expenses	6,056,288	3,975,984	4,543,979	31,116	246,051
Less: Investment Advisory Fees Waived/Expenses Reimbursed	—	—	(230,521)	(7,767)	(27,322)

Net Expenses	6,056,288	3,975,984	4,313,458	23,349	218,729

Net Investment Income	47,032,426	36,691,076	15,143,860	19,390	770,051

Net Realized and Unrealized Gain (Loss) on Investments and Swaps:
Net Realized Gain (Loss) from:
Investment Transactions	(58,364,351)	(43,751,931)	5,969,610	(658)	555,848
Swap Contracts	290,557	421,799	—	—	—
Net Change in Unrealized Depreciation on:
Investments	(37,995,417)	(31,692,945)	(2,477,315)	(2,502)	(368,882)
Swap Contracts	(224,551)	(367,750)	—	—	—

Net Realized and Unrealized Gain (Loss) on Investments and Swaps	(96,293,762)	(75,390,827)	3,492,295	(3,160)	186,966

Change in Net Assets from Operations	$(49,261,336)	$(38,699,751)	$18,636,155	$16,230	$957,017

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

RIDGEWORTH FUNDS    For the Fiscal Year Ended March 31, 2016

	Seix Short-Term Bond Fund	Seix Short-Term Municipal Bond Fund	Seix Total Return Bond Fund	Seix U.S. Government Securities Ultra-Short Bond Fund	Seix U.S. Mortgage Fund
Investment Income:
Interest Income	$637,060	$390,315	$25,572,663	$15,668,573	$467,776
Net Income from Securities Lending	—	—	276,577	—	—

Total Investment Income	637,060	390,315	25,849,240	15,668,573	467,776

Expenses:
Investment Advisory Fees	215,055	149,091	2,747,820	3,029,253	114,410
Administration Fees	5,409	4,286	114,491	160,974	2,757
Fund Accounting Fees	6,411	4,546	121,657	167,669	3,003
Transfer Agency Fees	11,784	14,555	105,417	182,432	15,135
Compliance & Fund Services Fees	4,310	3,339	90,465	126,604	2,129
Distribution and Service Fees — A Shares	4,408	7,944	92,399	—	11,629
Distribution and Service Fees — C Shares	16,208	—	—	—	50,842
Distribution and Service Fees — R Shares	—	—	280,219	—	—
Shareholder Servicing Fees — I Shares	50,067	33,019	1,367,901	2,471,321	21,919
Shareholder Servicing Fees — A Shares	748	1,727	52,955	—	5,991
Shareholder Servicing Fees — R Shares	—	—	137,909	—	—
Custodian Fees	8,186	7,063	36,983	29,607	10,697
Printing Fees	2,718	2,536	103,419	113,036	2,292
Registration Fees	42,198	30,096	63,178	39,854	43,272
Trustee Fees	2,333	1,848	48,916	69,741	1,015
Other Fees	12,297	10,900	130,493	168,027	12,613

Total Expenses	382,132	270,950	5,494,222	6,558,518	297,704
Less: Investment Advisory Fees Waived/Expenses Reimbursed	(43,104)	(46,670)	(2,074)	—	(44,867)

Net Expenses	339,028	224,280	5,492,148	6,558,518	252,837

Net Investment Income	298,032	166,035	20,357,092	9,110,055	214,939

Net Realized and Unrealized Gain (Loss) on Investments, Futures, Swaps and Foreign Currencies:
Net Realized Gain (Loss) from:
Investment and Foreign Currency Transactions	38,645	130	5,811,666	897,215	255,310
Futures Contracts	—	—	—	(1,463,126)	—
Swap Contracts	—	—	(87,731)	—	—
Forward Foreign Currency Contracts	—	—	1,867,571	—	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments and Foreign Currencies	40,850	20,433	(13,041,312)	(10,546,528)	181,370
Futures Contracts	—	—	—	479,018	—
Swap Contracts	—	—	50,260	—	—
Forward Foreign Currency Contracts	—	—	(1,351,317)	—	—

Net Realized and Unrealized Gain (Loss) on Investments, Futures, Swaps and Foreign Currencies	79,495	20,563	(6,750,863)	(10,633,421)	436,680

Change in Net Assets from Operations	$377,527	$186,598	$13,606,229	$(1,523,366)	$651,619

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

RIDGEWORTH FUNDS    For the Fiscal Year Ended March 31, 2016

	Seix Ultra-Short Bond Fund	Seix Virginia Intermediate Municipal Bond Fund
Investment Income:
Interest Income	$1,305,834	$3,075,079

Total Investment Income	1,305,834	3,075,079

Expenses:
Investment Advisory Fees	248,510	507,743
Administration Fees	11,371	10,236
Fund Accounting Fees	11,829	10,641
Transfer Agency Fees	35,778	19,318
Compliance & Fund Services Fees	9,072	7,993
Distribution and Service Fees — A Shares	—	7,101
Shareholder Servicing Fees — I Shares	59,465	82,342
Shareholder Servicing Fees — A Shares	—	521
Custodian Fees	11,284	8,049
Printing Fees	4,309	2,202
Registration Fees	21,017	18,519
Trustee Fees	4,851	4,559
Other Fees	17,284	16,400

Total Expenses	434,770	695,624
Less: Investment Advisory Fees Waived/Expenses Reimbursed	—	(28,628)

Net Expenses	434,770	666,996

Net Investment Income	871,064	2,408,083

Net Realized and Unrealized Gain (Loss) on Investments and Futures:
Net Realized Gain (Loss) from:
Investment Transactions	(19,782)	2,374,971
Futures Contracts	(220,838)	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(262,722)	(1,983,765)
Futures Contracts	37,451	—

Net Realized and Unrealized Gain (Loss) on Investments and Futures	(465,891)	391,206

Change in Net Assets from Operations	$405,173	$2,799,289

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

RIDGEWORTH FUNDS    For the Fiscal Years Indicated

	Seix Core Bond Fund		Seix Corporate Bond Fund		Seix Floating Rate High Income Fund
	04/01/15- 03/31/16	04/01/14- 03/31/15	04/01/15- 03/31/16	04/01/14- 03/31/15	04/01/15- 03/31/16	04/01/14- 03/31/15
Operations:
Net Investment Income	$4,559,362	$3,940,354	$558,071	$963,462	$270,641,643	$328,336,131
Net Realized Gain (Loss)	2,205,179	5,407,610	(322,983)	1,209,494	(165,631,300)	(10,116,412)
Net Change in Unrealized Appreciation (Depreciation)	(2,686,468)	2,544,019	(719,668)	21,209	(230,916,711)	(173,529,364)

Change in Net Assets from Operations	4,078,073	11,891,983	(484,580)	2,194,165	(125,906,368)	144,690,355

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(4,785,178)	(4,024,505)	(354,519)	(745,708)	(206,044,061)	(319,113,755)
A Shares	(165,495)	(153,575)	(15,352)	(22,880)	(6,594,772)	(7,712,075)
C Shares	—	—	(159,856)	(194,180)	(2,272,834)	(2,637,461)
R Shares	(54,464)	(63,070)	—	—	—	—
IS Shares*	(272)	—	—	—	(52,282,087)	(58,635)
Tax Return of Capital:
I Shares	—	—	(15,032)	—	—	—
A Shares	—	—	(698)	—	—	—
C Shares	—	—	(9,948)	—	—	—
Net Realized Gains:
I Shares	(1,672,598)	—	(208,083)	(450,254)	—	—
A Shares	(65,096)	—	(10,866)	(15,424)	—	—
C Shares	—	—	(193,921)	(179,318)	—	—
R Shares	(28,138)	—	—	—	—	—
IS Shares*	(54)	—	—	—	—	—

Total Dividends and Distributions	(6,771,295)	(4,241,150)	(968,275)	(1,607,764)	(267,193,754)	(329,521,926)

Change in Net Assets from Capital Transactions	69,050,058	(19,178,943)	(15,267,803)	(5,503,208)	(1,513,564,786)	(2,802,560,007)

Change in Net Assets	66,356,836	(11,528,110)	(16,720,658)	(4,916,807)	(1,906,664,908)	(2,987,391,578)

Net Assets:
Beginning of Period	202,806,019	214,334,129	34,268,968	39,185,775	6,273,405,793	9,260,797,371

End of Period	$269,162,855	$202,806,019	$17,548,310	$34,268,968	$4,366,740,885	$6,273,405,793

Accumulated Net Investment Income (Loss), End of Period	$(328,472)	$(340,461)	$(39,531)	$(64,835)	$4,095,610	$511,077

*	IS Shares commenced operations on August 3, 2015 for Seix Core Bond Fund and February 2, 2015 for Seix Floating Rate High Income Fund.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS  (continued)

RIDGEWORTH FUNDS    For the Fiscal Years Indicated

	Seix Georgia Tax-Exempt Bond Fund		Seix High Grade Municipal Bond Fund		Seix High Income Fund
	04/01/15- 03/31/16	04/01/14- 03/31/15	04/01/15- 03/31/16	04/01/14- 03/31/15	04/01/15- 03/31/16	04/01/14- 03/31/15
Operations:
Net Investment Income	$3,197,473	$3,369,667	$2,517,843	$2,142,287	$47,032,426	$51,106,250
Net Realized Gain (Loss)	1,669,446	2,134,836	1,682,084	2,385,295	(58,073,794)	(9,175,361)
Net Change in Unrealized Appreciation (Depreciation)	(736,695)	3,204,295	196,585	1,292,519	(38,219,968)	(40,095,151)

Change in Net Assets from Operations	4,130,224	8,708,798	4,396,512	5,820,101	(49,261,336)	1,835,738

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(3,111,493)	(3,271,526)	(2,217,002)	(1,802,016)	(42,544,235)	(44,865,842)
A Shares	(85,979)	(98,214)	(300,812)	(340,203)	(3,358,446)	(5,308,612)
R Shares	—	—	—	—	(1,038,413)	(1,140,516)
IS Shares*	—	—	—	—	(286,022)	(203,040)
Net Realized Gains:
I Shares	—	—	(990,891)	(1,021,985)	—	(22,443,420)
A Shares	—	—	(140,501)	(188,454)	—	(2,009,392)
R Shares	—	—	—	—	—	(657,683)
IS Shares*	—	—	—	—	—	(166,118)

Total Dividends and Distributions	(3,197,472)	(3,369,740)	(3,649,206)	(3,352,658)	(47,227,116)	(76,794,623)

Change in Net Assets from Capital Transactions	(25,139,236)	5,205,351	792,328	53,088,287	(140,908,042)	(44,475,816)

Change in Net Assets	(24,206,484)	10,544,409	1,539,634	55,555,730	(237,396,494)	(119,434,701)

Net Assets:
Beginning of Period	135,518,366	124,973,957	112,259,504	56,703,774	843,314,691	962,749,392

End of Period	$111,311,882	$135,518,366	$113,799,138	$112,259,504	$605,918,197	$843,314,691

Accumulated Net Investment Income (Loss), End of Period	$190,525	$190,524	$(7,042)	$(7,071)	$(411,451)	$(367,341)

*	IS Shares commenced operations on August 1, 2014.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS  (continued)

RIDGEWORTH FUNDS    For the Fiscal Years Indicated

	Seix High Yield Fund		Seix Investment Grade Tax-Exempt Bond Fund		Seix Limited Duration Fund
	04/01/15- 03/31/16	04/01/14- 03/31/15	04/01/15- 03/31/16	04/01/14- 03/31/15	04/01/15- 03/31/16	04/01/14- 03/31/15
Operations:
Net Investment Income	$36,691,076	$50,221,962	$15,143,860	$16,915,643	$19,390	$13,703
Net Realized Gain (Loss)	(43,330,132)	8,735,325	5,969,610	15,090,036	(658)	(350)
Net Change in Unrealized Appreciation (Depreciation)	(32,060,695)	(49,591,809)	(2,477,315)	2,178,271	(2,502)	(1,950)

Change in Net Assets from Operations	(38,699,751)	9,365,478	18,636,155	34,183,950	16,230	11,403

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(36,915,937)	(49,018,736)	(14,552,251)	(16,227,546)	(17,332)	(11,822)
A Shares	(432,905)	(1,686,559)	(591,504)	(688,148)	—	—
R Shares	(34,562)	(55,575)	—	—	—	—
Net Realized Gains:
I Shares	—	(63,887,145)	(7,129,553)	(8,172,201)	—	—
A Shares	—	(626,273)	(294,359)	(354,453)	—	—
R Shares	—	(79,485)	—	—	—	—

Total Dividends and Distributions	(37,383,404)	(115,353,773)	(22,567,667)	(25,442,348)	(17,332)	(11,822)

Change in Net Assets from Capital Transactions	(96,627,566)	(472,362,184)	(29,063,575)	4,621,212	—	—

Change in Net Assets	(172,710,721)	(578,350,479)	(32,995,087)	13,362,814	(1,102)	(419)

Net Assets:
Beginning of Period	703,952,797	1,282,303,276	687,290,760	673,927,946	6,649,668	6,650,087

End of Period	$531,242,076	$703,952,797	$654,295,673	$687,290,760	$6,648,566	$6,649,668

Accumulated Net Investment Income (Loss), End of Period	$(1,279,544)	$(1,258,535)	$(228,333)	$(228,438)	$(772)	$(715)

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS  (continued)

RIDGEWORTH FUNDS    For the Fiscal Years Indicated

	Seix North Carolina Tax-Exempt Bond Fund		Seix Short-Term Bond Fund		Seix Short-Term Municipal Bond Fund
	04/01/15- 03/31/16	04/01/14- 03/31/15	04/01/15- 03/31/16	04/01/14- 03/31/15	04/01/15- 03/31/16	04/01/14- 03/31/15
Operations:
Net Investment Income	$770,051	$881,151	$298,032	$238,274	$166,035	$162,464
Net Realized Gain	555,848	736,445	38,645	240,074	130	210,677
Net Change in Unrealized Appreciation (Depreciation)	(368,882)	831,457	40,850	(101,238)	20,433	93,039

Change in Net Assets from Operations	957,017	2,449,053	377,527	377,110	186,598	466,180

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(757,161)	(863,258)	(339,902)	(259,957)	(153,305)	(149,835)
A Shares	(12,890)	(17,921)	(10,552)	(10,802)	(12,722)	(12,625)
C Shares	—	—	—	(76)	—	—
Net Realized Gains:
I Shares	(159,925)	—	—	—	(72,254)	(260,009)
A Shares	(2,916)	—	—	—	(13,070)	(31,379)

Total Dividends and Distributions	(932,892)	(881,179)	(350,454)	(270,835)	(251,351)	(453,848)

Change in Net Assets from Capital Transactions	(8,940,946)	(1,754,966)	(1,168,383)	11,582,335	(2,929,472)	5,768,419

Change in Net Assets	(8,916,821)	(187,092)	(1,141,310)	11,688,610	(2,994,225)	5,780,751

Net Assets:
Beginning of Period	37,984,952	38,172,044	54,735,428	43,046,818	42,532,958	36,752,207

End of Period	$29,068,131	$37,984,952	$53,594,118	$54,735,428	$39,538,733	$42,532,958

Accumulated Net Investment Loss, End of Period	$(57,474)	$(63,143)	$(2,124)	$(1,569)	$(1,437)	$(1,445)

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS  (continued)

RIDGEWORTH FUNDS    For the Fiscal Years Indicated

	Seix Total Return Bond Fund		Seix U.S. Government Securities Ultra-Short Bond Fund		Seix U.S. Mortgage Fund
	04/01/15- 03/31/16	04/01/14- 03/31/15	04/01/15- 03/31/16	04/01/14- 03/31/15	04/01/15- 03/31/16	04/01/14- 03/31/15
Operations:
Net Investment Income	$20,357,092	$22,666,079	$9,110,055	$9,706,534	$214,939	$140,771
Net Realized Gain (Loss)	7,591,506	21,763,347	(565,911)	7,988,412	255,310	217,709
Net Change in Unrealized Appreciation (Depreciation)	(14,342,369)	12,963,935	(10,067,510)	(3,881,129)	181,370	244,661

Change in Net Assets from Operations	13,606,229	57,393,361	(1,523,366)	13,813,817	651,619	603,141

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(19,336,958)	(21,115,553)	(12,422,092)	(13,488,002)	(291,602)	(77,129)
A Shares	(635,699)	(830,587)	—	—	(89,133)	(59,757)
C Shares	—	—	—	—	(39,997)	(54,737)
R Shares	(769,627)	(1,171,743)	—	—	—	—
IS Shares*	(1,476,134)	(1,094,613)	—	—	—	—
Net Realized Gains:
I Shares	(1,023,082)	—	—	—	—	—
A Shares	(34,543)	—	—	—	—	—
R Shares	(55,720)	—	—	—	—	—
IS Shares*	(72,019)	—	—	—	—	—

Total Dividends and Distributions	(23,403,782)	(24,212,496)	(12,422,092)	(13,488,002)	(420,732)	(191,623)

Change in Net Assets from Capital Transactions	(31,719,301)	(17,395,124)	(94,042,939)	(327,653,113)	24,033,593	2,236,092

Change in Net Assets	(41,516,854)	15,785,741	(107,988,397)	(327,327,298)	24,264,480	2,647,610

Net Assets:
Beginning of Period	1,151,576,442	1,135,790,701	1,665,887,657	1,993,214,955	12,841,043	10,193,433

End of Period	$1,110,059,588	$1,151,576,442	$1,557,899,260	$1,665,887,657	$37,105,523	$12,841,043

Accumulated Net Investment Loss, End of Period	$(2,006,504)	$(3,037,962)	$(2,617)	$(517)	$(15,736)	$(15,691)

*	IS Shares commenced operations on August 1, 2014.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS  (concluded)

RIDGEWORTH FUNDS    For the Fiscal Years Indicated

	Seix Ultra-Short Bond Fund		Seix Virginia Intermediate Municipal Bond Fund
	04/01/15- 03/31/16	04/01/14- 03/31/15	04/01/15- 03/31/16	04/01/14- 03/31/15
Operations:
Net Investment Income	$871,064	$819,017	$2,408,083	$3,007,076
Net Realized Gain (Loss)	(240,620)	(29,150)	2,374,971	2,395,690
Net Change in Unrealized Appreciation (Depreciation)	(225,271)	(2,958)	(1,983,765)	198,008

Change in Net Assets from Operations	405,173	786,909	2,799,289	5,600,774

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(924,985)	(932,817)	(2,299,604)	(2,866,071)
A Shares	—	—	(108,482)	(141,063)
Net Realized Gains:
I Shares	—	—	(1,946,468)	(973,740)
A Shares	—	—	(115,930)	(44,134)

Total Dividends and Distributions	(924,985)	(932,817)	(4,470,484)	(4,025,008)

Change in Net Assets from Capital Transactions	(37,209,500)	20,772,412	(53,566,152)	(5,588,926)

Change in Net Assets	(37,729,312)	20,626,504	(55,237,347)	(4,013,160)

Net Assets:
Beginning of Period	142,679,606	122,053,102	124,254,980	128,268,140

End of Period	$104,950,294	$142,679,606	$69,017,633	$124,254,980

Accumulated Net Investment Income (Loss), End of Period	$(2,389)	$(2,391)	$19,172	$19,175

See Notes to Financial Statements.

Financial Highlights

RIDGEWORTH FUNDS     Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Tax Return of Capital	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Net Assets End of Period (000)	Total Return(b)	Ratio of Net Expenses to Average Net Assets(c)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)(c)	Ratio of Net Investment Income to Average Net Assets(c)	Portfolio Turnover Rate(d)
Seix Core Bond Fund
I Shares
Year Ended March 31, 2016	$11.04	$0.20	$(0.08)	$0.12	$(0.21)	$—	$(0.09)	$(0.30)	$10.86	$255,522	1.18%	0.48%	0.48%	1.82%	232%
Year Ended March 31, 2015	10.65	0.21	0.40	0.61	(0.22)	—	—	(0.22)	11.04	191,905	5.80	0.45	0.45	1.90	168
Year Ended March 31, 2014	11.16	0.18	(0.23)	(0.05)	(0.22)	—	(0.24)	(0.46)	10.65	200,371	(0.38)	0.42	0.42	1.67	208
Year Ended March 31, 2013	11.10	0.15	0.24	0.39	(0.20)	—	(0.13)	(0.33)	11.16	370,455	3.53	0.38	0.38	1.33	151
Year Ended March 31, 2012	11.00	0.24	0.81	1.05	(0.27)	—	(0.68)	(0.95)	11.10	439,017	9.65	0.48	0.48	2.15	211
A Shares
Year Ended March 31, 2016	11.04	0.18	(0.07)	0.11	(0.20)	—	(0.09)	(0.29)	10.86	10,170	1.01	0.65	0.65	1.65	232
Year Ended March 31, 2015	10.65	0.18	0.41	0.59	(0.20)	—	—	(0.20)	11.04	7,411	5.58	0.67	0.67	1.70	168
Year Ended March 31, 2014	11.16	0.15	(0.23)	(0.08)	(0.19)	—	(0.24)	(0.43)	10.65	9,848	(0.66)	0.71	0.71	1.38	208
Year Ended March 31, 2013	11.10	0.11	0.24	0.35	(0.16)	—	(0.13)	(0.29)	11.16	20,687	3.20	0.70	0.69	1.02	151
Year Ended March 31, 2012	11.00	0.21	0.80	1.01	(0.23)	—	(0.68)	(0.91)	11.10	21,644	9.29	0.82	0.82	1.84	211
R Shares
Year Ended March 31, 2016	11.05	0.15	(0.07)	0.08	(0.17)	—	(0.09)	(0.26)	10.87	3,448	0.78	0.88	0.88	1.41	232
Year Ended March 31, 2015	10.66	0.16	0.41	0.57	(0.18)	—	—	(0.18)	11.05	3,490	5.37	0.85	0.85	1.51	168
Year Ended March 31, 2014	11.17	0.14	(0.24)	(0.10)	(0.17)	—	(0.24)	(0.41)	10.66	4,115	(0.80)	0.85	0.85	1.29	208
Year Ended March 31, 2013	11.10	0.10	0.24	0.34	(0.14)	—	(0.13)	(0.27)	11.17	5,135	3.15	0.84	0.84	0.87	151
Year Ended March 31, 2012	11.01	0.18	0.78	0.96	(0.19)	—	(0.68)	(0.87)	11.10	5,952	8.83	1.16	1.16	1.55	211
IS Shares(e)
Year Ended March 31, 2016	10.77	0.14	0.13	0.27	(0.15)	—	(0.03)	(0.18)	10.86	22	2.51	0.34	0.34	2.00	232

Seix Corporate Bond Fund
I Shares
Year Ended March 31, 2016	8.95	0.25	(0.29)	(0.04)	(0.24)	(0.01)	(0.20)	(0.45)	8.46	8,943	(0.29)	0.70	0.83	2.86	84
Year Ended March 31, 2015	8.80	0.26	0.32	0.58	(0.26)	—	(0.17)	(0.43)	8.95	24,172	6.73	0.66	0.69	2.95	90
Year Ended March 31, 2014	9.30	0.28	(0.21)	0.07	(0.28)	—	(0.29)	(0.57)	8.80	28,017	0.91	0.63	0.64	3.18	143
Year Ended March 31, 2013	9.35	0.32	0.30	0.62	(0.32)	—	(0.35)	(0.67)	9.30	51,828	6.71	0.60	0.61	3.36	58
Year Ended March 31, 2012	9.59	0.39	0.46	0.85	(0.39)	—	(0.70)	(1.09)	9.35	57,203	9.10	0.61	0.61	3.98	88
A Shares
Year Ended March 31, 2016	8.99	0.23	(0.29)	(0.06)	(0.22)	(0.01)	(0.20)	(0.43)	8.50	500	(0.52)	0.95	1.11	2.68	84
Year Ended March 31, 2015	8.84	0.24	0.32	0.56	(0.24)	—	(0.17)	(0.41)	8.99	807	6.40	0.95	0.99	2.67	90
Year Ended March 31, 2014	9.35	0.25	(0.21)	0.04	(0.26)	—	(0.29)	(0.55)	8.84	783	0.52	0.92	0.93	2.76	143
Year Ended March 31, 2013	9.40	0.29	0.30	0.59	(0.29)	—	(0.35)	(0.64)	9.35	4,020	6.39	0.88	0.88	3.06	58
Year Ended March 31, 2012	9.64	0.36	0.46	0.82	(0.36)	—	(0.70)	(1.06)	9.40	4,325	8.78	0.88	0.88	3.68	88
C Shares
Year Ended March 31, 2016	8.95	0.17	(0.29)	(0.12)	(0.16)	(0.01)	(0.20)	(0.37)	8.46	8,105	(1.22)	1.65	1.80	2.01	84
Year Ended March 31, 2015	8.80	0.18	0.32	0.50	(0.18)	—	(0.17)	(0.35)	8.95	9,289	5.69	1.64	1.67	1.97	90
Year Ended March 31, 2014	9.30	0.19	(0.21)	(0.02)	(0.19)	—	(0.29)	(0.48)	8.80	10,385	(0.07)	1.62	1.63	2.18	143
Year Ended March 31, 2013	9.35	0.23	0.30	0.53	(0.23)	—	(0.35)	(0.58)	9.30	15,558	5.67	1.57	1.58	2.39	58
Year Ended March 31, 2012	9.59	0.29	0.46	0.75	(0.29)	—	(0.70)	(0.99)	9.35	18,317	8.05	1.58	1.58	3.00	88

Seix Floating Rate High Income Fund
I Shares
Year Ended March 31, 2016	8.86	0.40	(0.53)	(0.13)	(0.40)	—	—	(0.40)	8.33	3,040,875	(1.50)	0.62	0.62	4.69	33
Year Ended March 31, 2015	9.06	0.39	(0.20)	0.19	(0.39)	—	—	(0.39)	8.86	6,048,771	2.17	0.61	0.61	4.34	29
Year Ended March 31, 2014	9.06	0.38	(0.01)	0.37	(0.37)	—	—	(0.37)	9.06	8,965,312	4.16	0.60	0.60	4.13	47
Year Ended March 31, 2013	8.83	0.46	0.20	0.66	(0.43)	—	—	(0.43)	9.06	5,780,847	7.67	0.60	0.60	5.13	70
Year Ended March 31, 2012	9.01	0.50	(0.22)	0.28	(0.46)	—	—	(0.46)	8.83	3,419,351	3.31	0.60	0.60	5.69	72

See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights

RIDGEWORTH FUNDS     Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Tax Return of Capital	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Net Assets End of Period (000)	Total Return(b)	Ratio of Net Expenses to Average Net Assets(c)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)(c)	Ratio of Net Investment Income to Average Net Assets(c)	Portfolio Turnover Rate(d)
A Shares
Year Ended March 31, 2016	$8.86	$0.38	$(0.54)	$(0.16)	$(0.37)	$—	$—	$(0.37)	$8.33	$143,325	(1.79)%	0.92%	0.92%	4.42%	33%
Year Ended March 31, 2015	9.06	0.36	(0.19)	0.17	(0.37)	—	—	(0.37)	8.86	147,560	1.88	0.91	0.91	4.06	29
Year Ended March 31, 2014	9.06	0.35	(0.01)	0.34	(0.34)	—	—	(0.34)	9.06	212,336	3.86	0.89	0.89	3.82	47
Year Ended March 31, 2013	8.83	0.43	0.21	0.64	(0.41)	—	—	(0.41)	9.06	99,040	7.39	0.85	0.85	4.85	70
Year Ended March 31, 2012	9.01	0.48	(0.22)	0.26	(0.44)	—	—	(0.44)	8.83	51,185	3.05	0.85	0.85	5.47	72
C Shares
Year Ended March 31, 2016	8.86	0.33	(0.54)	(0.21)	(0.32)	—	—	(0.32)	8.33	55,203	(2.37)	1.51	1.51	3.82	33
Year Ended March 31, 2015	9.07	0.31	(0.21)	0.10	(0.31)	—	—	(0.31)	8.86	64,445	1.16	1.50	1.50	3.46	29
Year Ended March 31, 2014	9.06	0.29	0.01	0.30	(0.29)	—	—	(0.29)	9.07	83,149	3.33	1.51	1.51	3.21	47
Year Ended March 31, 2013	8.83	0.38	0.20	0.58	(0.35)	—	—	(0.35)	9.06	40,493	6.69	1.51	1.51	4.22	70
Year Ended March 31, 2012	9.02	0.42	(0.23)	0.19	(0.38)	—	—	(0.38)	8.83	30,132	2.26	1.52	1.52	4.77	72
IS Shares
Year Ended March 31, 2016	8.86	0.41	(0.53)	(0.12)	(0.41)	—	—	(0.41)	8.33	1,127,337	(1.39)	0.51	0.51	4.83	33
Period Ended March 31, 2015(f)	8.74	0.07	0.12	0.19	(0.07)	—	—	(0.07)	8.86	12,629	2.15	0.47	0.47	5.08	29

Seix Georgia Tax-Exempt Bond Fund
I Shares
Year Ended March 31, 2016	10.86	0.27	0.10	0.37	(0.27)	—	—	(0.27)	10.96	107,691	3.50	0.65	0.68	2.52	41
Year Ended March 31, 2015	10.42	0.28	0.44	0.72	(0.28)	—	—	(0.28)	10.86	131,881	7.00	0.64	0.64	2.63	55
Year Ended March 31, 2014	10.78	0.31	(0.36)	(0.05)	(0.31)	—	—	(0.31)	10.42	120,835	(0.37)	0.57	0.57	3.01	67
Year Ended March 31, 2013	10.55	0.34	0.23	0.57	(0.34)	—	—	(0.34)	10.78	148,153	5.44	0.59	0.59	3.15	50
Year Ended March 31, 2012	9.73	0.36	0.82	1.18	(0.36)	—	—	(0.36)	10.55	145,803	12.33	0.62	0.62	3.55	57
A Shares
Year Ended March 31, 2016	10.88	0.26	0.10	0.36	(0.26)	—	—	(0.26)	10.98	3,621	3.40	0.75	0.75	2.43	41
Year Ended March 31, 2015	10.44	0.27	0.44	0.71	(0.27)	—	—	(0.27)	10.88	3,637	6.89	0.73	0.73	2.55	55
Year Ended March 31, 2014	10.80	0.30	(0.36)	(0.06)	(0.30)	—	—	(0.30)	10.44	4,139	(0.52)	0.72	0.72	2.87	67
Year Ended March 31, 2013	10.57	0.32	0.23	0.55	(0.32)	—	—	(0.32)	10.80	4,566	5.27	0.74	0.74	2.99	50
Year Ended March 31, 2012	9.75	0.35	0.82	1.17	(0.35)	—	—	(0.35)	10.57	4,280	12.14	0.77	0.77	3.39	57

Seix High Grade Municipal Bond Fund
I Shares
Year Ended March 31, 2016	12.29	0.27	0.19	0.46	(0.27)	—	(0.12)	(0.39)	12.36	99,803	3.85	0.65	0.69	2.21	171
Year Ended March 31, 2015	11.86	0.31	0.59	0.90	(0.31)	—	(0.16)	(0.47)	12.29	95,761	7.64	0.65	0.69	2.53	228
Year Ended March 31, 2014	12.10	0.34	(0.19)	0.15	(0.34)	—	(0.05)	(0.39)	11.86	47,737	1.40	0.65	0.68	2.90	227
Year Ended March 31, 2013	11.96	0.34	0.50	0.84	(0.34)	—	(0.36)	(0.70)	12.10	54,892	7.12	0.65	0.68	2.78	168
Year Ended March 31, 2012	10.92	0.38	1.07	1.45	(0.38)	—	(0.03)	(0.41)	11.96	42,963	13.43	0.64	0.66	3.29	218
A Shares
Year Ended March 31, 2016	12.29	0.25	0.19	0.44	(0.25)	—	(0.12)	(0.37)	12.36	13,996	3.70	0.79	0.79	2.07	171
Year Ended March 31, 2015	11.86	0.29	0.59	0.88	(0.29)	—	(0.16)	(0.45)	12.29	16,499	7.48	0.80	0.80	2.38	228
Year Ended March 31, 2014	12.11	0.32	(0.20)	0.12	(0.32)	—	(0.05)	(0.37)	11.86	8,967	1.16	0.80	0.82	2.75	227
Year Ended March 31, 2013	11.97	0.32	0.50	0.82	(0.32)	—	(0.36)	(0.68)	12.11	11,363	6.97	0.80	0.83	2.63	168
Year Ended March 31, 2012	10.92	0.36	1.08	1.44	(0.36)	—	(0.03)	(0.39)	11.97	8,155	13.36	0.79	0.81	3.15	218

See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights

RIDGEWORTH FUNDS     Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Tax Return of Capital	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Net Assets End of Period (000)	Total Return(b)	Ratio of Net Expenses to Average Net Assets(c)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)(c)	Ratio of Net Investment Income to Average Net Assets(c)	Portfolio Turnover Rate(d)
Seix High Income Fund
I Shares
Year Ended March 31, 2016	$6.67	$0.40	$(0.75)	$(0.35)	$(0.40)	$—	$—	$(0.40)	$5.92	$546,793	(5.31)%	0.79%	0.79%	6.34%	77%
Year Ended March 31, 2015	7.26	0.40	(0.38)	0.02	(0.40)	—	(0.21)	(0.61)	6.67	753,851	0.47	0.77	0.77	5.63	86
Year Ended March 31, 2014	7.32	0.43	0.11	0.54	(0.44)	—	(0.16)	(0.60)	7.26	783,072	7.68	0.77	0.77	6.00	110
Year Ended March 31, 2013	6.89	0.45	0.43	0.88	(0.45)	—	—	(0.45)	7.32	784,870	13.17	0.74	0.75	6.33	118
Year Ended March 31, 2012	7.29	0.51	(0.32)	0.19	(0.52)	—	(0.07)	(0.59)	6.89	576,626	3.04	0.71	0.71	7.37	148
A Shares
Year Ended March 31, 2016	6.68	0.38	(0.75)	(0.37)	(0.39)	—	—	(0.39)	5.92	43,433	(5.68)	1.03	1.03	6.08	77
Year Ended March 31, 2015	7.27	0.38	(0.38)	—	(0.38)	—	(0.21)	(0.59)	6.68	65,121	0.26	0.99	0.99	5.34	86
Year Ended March 31, 2014	7.32	0.42	0.11	0.53	(0.42)	—	(0.16)	(0.58)	7.27	157,360	7.60 (g)	0.97	0.97	5.82	110
Year Ended March 31, 2013	6.90	0.43	0.42	0.85	(0.43)	—	—	(0.43)	7.32	119,006	12.72	0.99	0.99	6.09	118
Year Ended March 31, 2012	7.29	0.49	(0.31)	0.18	(0.50)	—	(0.07)	(0.57)	6.90	99,210	2.74	1.00	1.00	7.09	148
R Shares
Year Ended March 31, 2016	6.68	0.37	(0.76)	(0.39)	(0.37)	—	—	(0.37)	5.92	14,574	(5.87)	1.23	1.23	5.92	77
Year Ended March 31, 2015	7.27	0.37	(0.38)	(0.01)	(0.37)	—	(0.21)	(0.58)	6.68	20,887	0.05	1.21	1.21	5.20	86
Year Ended March 31, 2014	7.32	0.40	0.12	0.52	(0.41)	—	(0.16)	(0.57)	7.27	22,317	7.37	1.20	1.20	5.57	110
Year Ended March 31, 2013	6.89	0.41	0.43	0.84	(0.41)	—	—	(0.41)	7.32	23,956	12.61	1.23	1.23	5.85	118
Year Ended March 31, 2012	7.29	0.47	(0.33)	0.14	(0.47)	—	(0.07)	(0.54)	6.89	20,317	2.25	1.35	1.35	6.76	148
IS Shares
Year Ended March 31, 2016	6.68	0.40	(0.75)	(0.35)	(0.41)	—	—	(0.41)	5.92	1,117	(5.30)	0.63	0.63	6.27	77
Period Ended March 31, 2015(h)	7.22	0.28	(0.33)	(0.05)	(0.28)	—	(0.21)	(0.49)	6.68	3,455	(0.51)	0.63	0.63	5.99	86

Seix High Yield Fund
I Shares
Year Ended March 31, 2016	8.73	0.47	(0.92)	(0.45)	(0.48)	—	—	(0.48)	7.80	523,206	(5.23)	0.61	0.61	5.71	76
Year Ended March 31, 2015	9.95	0.54	(0.43)	0.11	(0.54)	—	(0.79)	(1.33)	8.73	695,060	1.53	0.58	0.58	5.63	72
Year Ended March 31, 2014	10.26	0.58	0.06	0.64	(0.59)	—	(0.36)	(0.95)	9.95	1,211,146	6.65	0.55	0.55	5.79	89
Year Ended March 31, 2013	9.69	0.64	0.56	1.20	(0.63)	—	—	(0.63)	10.26	1,792,768	12.80	0.54	0.54	6.41	79
Year Ended March 31, 2012	10.07	0.70	(0.38)	0.32	(0.70)	—	—	(0.70)	9.69	2,123,625	3.44	0.54	0.54	7.27	83
A Shares
Year Ended March 31, 2016	8.51	0.44	(0.89)	(0.45)	(0.45)	—	—	(0.45)	7.61	7,463	(5.36)	0.84	0.84	5.48	76
Year Ended March 31, 2015	9.72	0.51	(0.43)	0.08	(0.50)	—	(0.79)	(1.29)	8.51	8,110	1.24	0.87	0.87	5.31	72
Year Ended March 31, 2014	10.03	0.55	0.05	0.60	(0.55)	—	(0.36)	(0.91)	9.72	69,921	6.39	0.81	0.81	5.57	89
Year Ended March 31, 2013	9.47	0.59	0.56	1.15	(0.59)	—	—	(0.59)	10.03	72,703	12.56	0.79	0.79	6.09	79
Year Ended March 31, 2012	9.84	0.65	(0.36)	0.29	(0.66)	—	—	(0.66)	9.47	38,016	3.21	0.78	0.78	6.91	83
R Shares
Year Ended March 31, 2016	8.72	0.44	(0.91)	(0.47)	(0.45)	—	—	(0.45)	7.80	573	(5.52)	1.04	1.04	5.29	76
Year Ended March 31, 2015	9.94	0.49	(0.42)	0.07	(0.50)	—	(0.79)	(1.29)	8.72	782	1.05	1.04	1.04	5.18	72
Year Ended March 31, 2014	10.26	0.53	0.05	0.58	(0.54)	—	(0.36)	(0.90)	9.94	1,237	6.04	1.04	1.04	5.31	89
Year Ended March 31, 2013	9.68	0.59	0.57	1.16	(0.58)	—	—	(0.58)	10.26	2,385	12.36	1.03	1.03	5.92	79
Year Ended March 31, 2012	10.07	0.65	(0.40)	0.25	(0.64)	—	—	(0.64)	9.68	2,427	2.69	1.18	1.18	6.68	83

See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights

RIDGEWORTH FUNDS     Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Tax Return of Capital	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Net Assets End of Period (000)	Total Return(b)	Ratio of Net Expenses to Average Net Assets(c)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)(c)	Ratio of Net Investment Income to Average Net Assets(c)	Portfolio Turnover Rate(d)
Seix Investment Grade Tax-Exempt Bond Fund
I Shares
Year Ended March 31, 2016	$12.29	$0.28	$0.07	$0.35	$(0.28)	$—	$(0.14)	$(0.42)	$12.22	$629,435	2.96%	0.65%	0.68%	2.32%	139%
Year Ended March 31, 2015	12.13	0.31	0.32	0.63	(0.31)	—	(0.16)	(0.47)	12.29	657,851	5.25	0.65	0.68	2.53	144
Year Ended March 31, 2014	12.45	0.28	(0.23)	0.05	(0.28)	—	(0.09)	(0.37)	12.13	643,828	0.48	0.64	0.64	2.29	104
Year Ended March 31, 2013	12.49	0.25	0.35	0.60	(0.25)	—	(0.39)	(0.64)	12.45	982,171	4.87	0.62	0.63	1.98	151
Year Ended March 31, 2012	11.65	0.29	0.93	1.22	(0.29)	—	(0.09)	(0.38)	12.49	950,629	10.62	0.61	0.61	2.38	199
A Shares
Year Ended March 31, 2016	12.30	0.26	0.08	0.34	(0.26)	—	(0.14)	(0.40)	12.24	24,861	2.89	0.80	0.93	2.17	139
Year Ended March 31, 2015	12.14	0.29	0.32	0.61	(0.29)	—	(0.16)	(0.45)	12.30	29,439	5.09	0.80	0.91	2.37	144
Year Ended March 31, 2014	12.47	0.26	(0.24)	0.02	(0.26)	—	(0.09)	(0.35)	12.14	30,100	0.23	0.80	0.90	2.13	104
Year Ended March 31, 2013	12.50	0.23	0.36	0.59	(0.23)	—	(0.39)	(0.62)	12.47	36,958	4.75	0.82	0.87	1.78	151
Year Ended March 31, 2012	11.66	0.26	0.93	1.19	(0.26)	—	(0.09)	(0.35)	12.50	37,840	10.33	0.87	0.87	2.12	199

Seix Limited Duration Fund
I Shares
Year Ended March 31, 2016	9.83	0.03	— (i)	0.03	(0.03)	—	—	(0.03)	9.83	6,649	0.26	0.35	0.47	0.29	50
Year Ended March 31, 2015	9.83	0.02	— (i)	0.02	(0.02)	—	—	(0.02)	9.83	6,650	0.18	0.34	0.46	0.21	45
Year Ended March 31, 2014	9.83	0.03	(0.01)	0.02	(0.02)	—	—	(0.02)	9.83	6,650	0.21	0.32	0.43	0.27	104
Year Ended March 31, 2013	9.76	0.05	0.06	0.11	(0.04)	—	—	(0.04)	9.83	9,357	1.08	0.30	0.33	0.50	56
Year Ended March 31, 2012	9.76	0.07	(0.01)	0.06	(0.06)	—	—	(0.06)	9.76	16,002	0.58	0.28	0.28	0.68	58

Seix North Carolina Tax-Exempt Bond Fund
I Shares
Year Ended March 31, 2016	10.49	0.24	0.11	0.35	(0.24)	—	(0.07)	(0.31)	10.53	28,576	3.39	0.65	0.73	2.31	42
Year Ended March 31, 2015	10.06	0.25	0.43	0.68	(0.25)	—	—	(0.25)	10.49	37,190	6.80	0.65	0.69	2.40	51
Year Ended March 31, 2014	10.68	0.26	(0.31)	(0.05)	(0.27)	—	(0.30)	(0.57)	10.06	37,311	(0.38)	0.61	0.61	2.59	77
Year Ended March 31, 2013	10.47	0.30	0.21	0.51	(0.30)	—	—	(0.30)	10.68	50,991	4.88	0.62	0.62	2.79	79
Year Ended March 31, 2012	9.70	0.33	0.77	1.10	(0.33)	—	—	(0.33)	10.47	50,412	11.51	0.67	0.67	3.27	39
A Shares
Year Ended March 31, 2016	10.46	0.22	0.12	0.34	(0.23)	—	(0.07)	(0.30)	10.50	492	3.23	0.80	0.81	2.15	42
Year Ended March 31, 2015	10.04	0.23	0.42	0.65	(0.23)	—	—	(0.23)	10.46	795	6.56	0.79	0.79	2.27	51
Year Ended March 31, 2014	10.65	0.25	(0.31)	(0.06)	(0.25)	—	(0.30)	(0.55)	10.04	861	(0.45)	0.77	0.77	2.44	77
Year Ended March 31, 2013	10.45	0.28	0.20	0.48	(0.28)	—	—	(0.28)	10.65	910	4.63	0.77	0.77	2.60	79
Year Ended March 31, 2012	9.67	0.32	0.78	1.10	(0.32)	—	—	(0.32)	10.45	633	11.47	0.82	0.82	3.11	39

Seix Short-Term Bond Fund
I Shares
Year Ended March 31, 2016	9.98	0.06	0.01	0.07	(0.07)	—	—	(0.07)	9.98	49,749	0.68	0.60	0.68	0.58	87
Year Ended March 31, 2015	9.95	0.05	0.04	0.09	(0.06)	—	—	(0.06)	9.98	50,689	0.93	0.60	0.67	0.52	199
Year Ended March 31, 2014	10.00	0.12	(0.05)	0.07	(0.12)	—	—	(0.12)	9.95	38,400	0.75	0.58	0.58	1.22	79
Year Ended March 31, 2013	9.99	0.15	0.01	0.16	(0.15)	—	—	(0.15)	10.00	78,383	1.65	0.48	0.48	1.51	128
Year Ended March 31, 2012	9.95	0.20	0.06	0.26	(0.22)	—	—	(0.22)	9.99	310,854	2.60	0.48	0.48	2.00	86
A Shares
Year Ended March 31, 2016	10.00	0.04	0.02	0.06	(0.05)	—	—	(0.05)	10.01	2,104	0.58	0.80	0.81	0.38	87
Year Ended March 31, 2015	9.98	0.04	0.02	0.06	(0.04)	—	—	(0.04)	10.00	2,316	0.63	0.80	0.81	0.37	199
Year Ended March 31, 2014	10.03	0.10	(0.05)	0.05	(0.10)	—	—	(0.10)	9.98	2,748	0.54	0.78	0.80	1.00	79
Year Ended March 31, 2013	10.02	0.13	0.01	0.14	(0.13)	—	—	(0.13)	10.03	2,069	1.40	0.73	0.74	1.27	128
Year Ended March 31, 2012	9.98	0.17	0.06	0.23	(0.19)	—	—	(0.19)	10.02	2,478	2.32	0.76	0.76	1.75	86

See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights

RIDGEWORTH FUNDS     Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Tax Return of Capital	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Net Assets End of Period (000)	Total Return(b)	Ratio of Net Expenses to Average Net Assets(c)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)(c)	Ratio of Net Investment Income to Average Net Assets(c)	Portfolio Turnover Rate(d)
C Shares
Year Ended March 31, 2016	$10.00	$(0.01)	$0.01	$—	$— (i)	$—	$—	$— (i)	$10.00	$1,742	—%	1.29%	1.58%	(0.10)%	87%
Year Ended March 31, 2015	9.97	(0.01)	0.04	0.03	— (i)	—	—	— (i)	10.00	1,730	0.31	1.22	1.58	(0.06)	199
Year Ended March 31, 2014	10.02	0.02	(0.04)	(0.02)	(0.03)	—	—	(0.03)	9.97	1,899	(0.24)	1.56	1.56	0.23	79
Year Ended March 31, 2013	10.01	0.05	0.01	0.06	(0.05)	—	—	(0.05)	10.02	2,425	0.65	1.48	1.48	0.52	128
Year Ended March 31, 2012	9.98	0.10	0.05	0.15	(0.12)	—	—	(0.12)	10.01	3,009	1.48	1.48	1.48	1.01	86

Seix Short-Term Municipal Bond Fund
I Shares
Year Ended March 31, 2016	10.00	0.04	— (i)	0.04	(0.04)	—	(0.02)	(0.06)	9.98	32,184	0.41	0.51	0.62	0.41	82
Year Ended March 31, 2015	9.99	0.04	0.08	0.12	(0.04)	—	(0.07)	(0.11)	10.00	38,669	1.21	0.55	0.62	0.42	148
Year Ended March 31, 2014	10.01	0.02	0.01	0.03	(0.02)	—	(0.03)	(0.05)	9.99	30,852	0.37	0.54	0.71	0.21	260
Year Ended March 31, 2013	10.73	0.05	0.27	0.32	(0.06)	—	(0.98)	(1.04)	10.01	11,121	3.01	0.58	0.91	0.52	199
Year Ended March 31, 2012	10.16	0.32	0.70	1.02	(0.31)	—	(0.14)	(0.45)	10.73	5,956	10.16	0.67	0.77	3.00	27
A Shares
Year Ended March 31, 2016	10.00	0.02	— (i)	0.02	(0.02)	—	(0.02)	(0.04)	9.98	7,354	0.23	0.67	0.72	0.24	82
Year Ended March 31, 2015	9.99	0.03	0.08	0.11	(0.03)	—	(0.07)	(0.10)	10.00	3,863	1.06	0.70	0.75	0.26	148
Year Ended March 31, 2014	10.01	0.01	0.01	0.02	(0.01)	—	(0.03)	(0.04)	9.99	5,900	0.25	0.65	0.82	0.10	260
Year Ended March 31, 2013	10.73	0.04	0.26	0.30	(0.04)	—	(0.98)	(1.02)	10.01	3,694	2.86	0.73	1.04	0.39	199
Year Ended March 31, 2012	10.16	0.29	0.71	1.00	(0.29)	—	(0.14)	(0.43)	10.73	3,445	10.00	0.82	0.97	2.77	27

Seix Total Return Bond Fund
I Shares
Year Ended March 31, 2016	10.75	0.19	(0.05)	0.14	(0.21)	—	(0.01)	(0.22)	10.67	971,159	1.35 (g)	0.45	0.45	1.82	181
Year Ended March 31, 2015	10.43	0.23	0.34	0.57	(0.25)	—	—	(0.25)	10.75	972,117	5.47	0.44	0.44	2.17	173
Year Ended March 31, 2014	10.79	0.22	(0.26)	(0.04)	(0.22)	—	(0.10)	(0.32)	10.43	1,022,101	(0.31)	0.41	0.41	2.12	217
Year Ended March 31, 2013	10.77	0.18	0.25	0.43	(0.21)	—	(0.20)	(0.41)	10.79	1,204,228	4.01	0.39	0.40	1.69	139
Year Ended March 31, 2012	10.40	0.25	0.73	0.98	(0.36)	—	(0.25)	(0.61)	10.77	996,213	9.62	0.37	0.37	2.30	170
A Shares
Year Ended March 31, 2016	11.11	0.17	(0.06)	0.11	(0.19)	—	(0.01)	(0.20)	11.02	32,366	1.02	0.71	0.71	1.55	181
Year Ended March 31, 2015	10.77	0.21	0.35	0.56	(0.22)	—	—	(0.22)	11.11	43,401	5.28	0.71	0.71	1.90	173
Year Ended March 31, 2014	11.15	0.20	(0.28)	(0.08)	(0.20)	—	(0.10)	(0.30)	10.77	41,134	(0.70)	0.70	0.70	1.82	217
Year Ended March 31, 2013	11.12	0.16	0.25	0.41	(0.18)	—	(0.20)	(0.38)	11.15	50,279	3.76	0.66	0.68	1.42	139
Year Ended March 31, 2012	10.73	0.22	0.76	0.98	(0.34)	—	(0.25)	(0.59)	11.12	44,359	9.31	0.65	0.65	1.95	170
R Shares
Year Ended March 31, 2016	10.75	0.13	(0.05)	0.08	(0.15)	—	(0.01)	(0.16)	10.67	50,402	0.74	1.06	1.06	1.21	181
Year Ended March 31, 2015	10.43	0.17	0.33	0.50	(0.18)	—	—	(0.18)	10.75	64,539	4.83	1.05	1.06	1.56	173
Year Ended March 31, 2014	10.80	0.16	(0.27)	(0.11)	(0.16)	—	(0.10)	(0.26)	10.43	72,556	(1.02)	1.03	1.07	1.52	217
Year Ended March 31, 2013	10.78	0.12	0.25	0.37	(0.15)	—	(0.20)	(0.35)	10.80	72,697	3.34	0.96	1.05	1.11	139
Year Ended March 31, 2012	10.40	0.18	0.76	0.94	(0.31)	—	(0.25)	(0.56)	10.78	20,315	9.15	0.90	0.90	1.63	170
IS Shares
Year Ended March 31, 2016	10.75	0.21	(0.06)	0.15	(0.22)	—	(0.01)	(0.23)	10.67	56,133	1.49	0.31	0.31	1.95	181
Period Ended March 31, 2015(h)	10.56	0.16	0.20	0.36	(0.17)	—	—	(0.17)	10.75	71,520	3.39	0.31	0.31	2.20	173

See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights

RIDGEWORTH FUNDS     Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Tax Return of Capital	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Net Assets End of Period (000)	Total Return(b)	Ratio of Net Expenses to Average Net Assets(c)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)(c)	Ratio of Net Investment Income to Average Net Assets(c)	Portfolio Turnover Rate(d)
Seix U.S. Government Securities Ultra-Short Bond Fund
I Shares
Year Ended March 31, 2016	$10.12	$0.06		$(0.07)	$(0.01)	$(0.08)	$—	$—	$(0.08)	$10.03	$1,557,899	(0.11)%	0.41%	0.41%	0.57%	52%
Year Ended March 31, 2015	10.12	0.06		0.02	0.08	(0.08)	—	—	(0.08)	10.12	1,665,888	0.77	0.39	0.39	0.55	34
Year Ended March 31, 2014	10.17	0.03		(0.02)	0.01	(0.06)	—	—	(0.06)	10.12	1,993,215	0.13	0.38	0.38	0.31	36
Year Ended March 31, 2013	10.14	0.03		0.08	0.11	(0.08)	—	—	(0.08)	10.17	2,331,913	1.10	0.36	0.36	0.29	137
Year Ended March 31, 2012	10.07	0.06		0.12	0.18	(0.11)	—	—	(0.11)	10.14	2,033,765	1.76	0.36	0.36	0.55	70

Seix U.S. Mortgage Fund
I Shares
Year Ended March 31, 2016	11.32	0.12		0.09	0.21	(0.20)	—	—	(0.20)	11.33	25,068	1.84	0.70	0.86	1.03	223
Year Ended March 31, 2015	10.90	0.19		0.48	0.67	(0.25)	—	—	(0.25)	11.32	3,650	6.16	0.69	1.26	1.75	165
Year Ended March 31, 2014	11.16	0.12		(0.16)	(0.04)	(0.22)	—	—	(0.22)	10.90	3,692	(0.38)	0.66	1.10	1.08	236
Year Ended March 31, 2013	11.09	0.04		0.21	0.25	(0.18)	—	—	(0.18)	11.16	8,851	2.26	0.66	0.85	0.37	163
Year Ended March 31, 2012	10.59	0.12		0.62	0.74	(0.24)	—	—	(0.24)	11.09	24,688	7.01	0.66	0.72	1.06	299
A Shares
Year Ended March 31, 2016	11.29	0.08		0.11	0.19	(0.17)	—	—	(0.17)	11.31	6,560	1.72	0.90	1.10	0.76	223
Year Ended March 31, 2015	10.88	0.16		0.47	0.63	(0.22)	—	—	(0.22)	11.29	5,201	5.86	0.89	1.43	1.45	165
Year Ended March 31, 2014	11.14	0.11		(0.18)	(0.07)	(0.19)	—	—	(0.19)	10.88	1,721	(0.58)	0.86	1.27	1.02	236
Year Ended March 31, 2013	11.07	0.02		0.21	0.23	(0.16)	—	—	(0.16)	11.14	2,271	2.06	0.86	1.05	0.15	163
Year Ended March 31, 2012	10.57	0.09		0.62	0.71	(0.21)	—	—	(0.21)	11.07	6,279	6.81	0.86	0.93	0.78	299
C Shares
Year Ended March 31, 2016	11.32	—	(i)	0.10	0.10	(0.09)	—	—	(0.09)	11.33	5,478	0.88	1.65	1.79	0.01	223
Year Ended March 31, 2015	10.90	0.09		0.47	0.56	(0.14)	—	—	(0.14)	11.32	3,989	5.15	1.65	2.15	0.79	165
Year Ended March 31, 2014	11.16	0.03		(0.18)	(0.15)	(0.11)	—	—	(0.11)	10.90	4,780	(1.36)	1.66	2.04	0.23	236
Year Ended March 31, 2013	11.09	(0.07)		0.21	0.14	(0.07)	—	—	(0.07)	11.16	6,039	1.25	1.66	1.84	(0.65)	163
Year Ended March 31, 2012	10.59	0.01		0.62	0.63	(0.13)	—	—	(0.13)	11.09	7,376	5.94	1.66	1.71	0.06	299

Seix Ultra-Short Bond Fund
I Shares
Year Ended March 31, 2016	9.97	0.08		(0.04)	0.04	(0.08)	—	—	(0.08)	9.93	104,950	0.42	0.38	0.38	0.77	59
Year Ended March 31, 2015	9.98	0.06		— (i)	0.06	(0.07)	—	—	(0.07)	9.97	142,680	0.55	0.37	0.37	0.57	54
Year Ended March 31, 2014	9.98	0.07		0.01	0.08	(0.08)	—	—	(0.08)	9.98	122,053	0.76	0.35	0.35	0.65	134
Year Ended March 31, 2013	9.95	0.10		0.04	0.14	(0.11)	—	—	(0.11)	9.98	109,224	1.39	0.33	0.33	0.98	127
Year Ended March 31, 2012	9.93	0.10		0.03	0.13	(0.11)	—	—	(0.11)	9.95	112,617	1.34	0.34	0.34	0.99	97

Seix Virginia Intermediate Municipal Bond Fund
I Shares
Year Ended March 31, 2016	10.24	0.24		0.08	0.32	(0.24)	—	(0.26)	(0.50)	10.06	64,653	3.30	0.65	0.68	2.38	48
Year Ended March 31, 2015	10.12	0.25		0.21	0.46	(0.25)	—	(0.09)	(0.34)	10.24	119,103	4.54	0.65	0.65	2.42	59
Year Ended March 31, 2014	10.54	0.29		(0.32)	(0.03)	(0.29)	—	(0.10)	(0.39)	10.12	120,600	(0.20)	0.58	0.58	2.83	65
Year Ended March 31, 2013	10.63	0.31		0.08	0.39	(0.31)	—	(0.17)	(0.48)	10.54	144,889	3.70	0.59	0.59	2.93	33
Year Ended March 31, 2012	10.21	0.33		0.53	0.86	(0.33)	—	(0.11)	(0.44)	10.63	147,599	8.55	0.63	0.63	3.12	23
A Shares
Year Ended March 31, 2016	10.23	0.23		0.09	0.32	(0.23)	—	(0.26)	(0.49)	10.06	4,365	3.29	0.76	0.76	2.29	48
Year Ended March 31, 2015	10.11	0.24		0.21	0.45	(0.24)	—	(0.09)	(0.33)	10.23	5,152	4.45	0.74	0.74	2.34	59
Year Ended March 31, 2014	10.53	0.27		(0.32)	(0.05)	(0.27)	—	(0.10)	(0.37)	10.11	7,668	(0.35)	0.73	0.73	2.67	65
Year Ended March 31, 2013	10.63	0.30		0.07	0.37	(0.30)	—	(0.17)	(0.47)	10.53	10,996	3.45	0.74	0.74	2.78	33
Year Ended March 31, 2012	10.21	0.31		0.53	0.84	(0.31)	—	(0.11)	(0.42)	10.63	12,509	8.38	0.78	0.78	2.97	23

See Notes to Financial Highlights and Notes to Financial Statements.

NOTES TO FINANCIAL HIGHLIGHTS

(a)	Per share data calculated using average shares outstanding method.

(b)	Total return excludes sales charge. Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Not annualized for periods less than one year.

(e)	IS Shares commenced operations on August 3, 2015.

(f)	IS Shares commenced operations on February 2, 2015.

(g)	Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the management’s discussion of Fund performance.

(h)	IS Shares commenced operations on August 1, 2014.

(i)	Rounds to less than $0.005 per share

NOTES TO FINANCIAL STATEMENTS

RIDGEWORTH FUNDS    March 31, 2016

1.	Organization

RidgeWorth Funds (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is authorized to issue an unlimited number of shares without par value. The financial statements presented herein are those of the Seix Core Bond Fund (formerly, “Core Bond Fund”), Seix Corporate Bond Fund (formerly, “Corporate Bond Fund”), Seix Floating Rate High Income Fund, Seix Georgia Tax-Exempt Bond Fund (formerly, “Georgia Tax-Exempt Bond Fund”), Seix High Grade Municipal Bond Fund (formerly, “High Grade Municipal Bond Fund”), Seix High Income Fund (formerly, “High Income Fund”), Seix High Yield Fund, Seix Investment Grade Tax-Exempt Bond Fund (formerly, “Investment Grade Tax-Exempt Bond Fund”), Seix Limited Duration Fund (formerly, “Limited Duration Fund”), Seix North Carolina Tax-Exempt Bond Fund (formerly, “North Carolina Tax-Exempt Bond Fund”), Seix Short-Term Bond Fund (formerly, “Short-Term Bond Fund”), Seix Short-Term Municipal Bond Fund (formerly, “Short-Term Municipal Bond Fund”), Seix Total Return Bond Fund (formerly, “Total Return Bond Fund”), Seix U.S. Government Securities Ultra-Short Bond Fund (formerly, “U.S. Government Securities Ultra-Short Bond Fund”), Seix U.S. Mortgage Fund (formerly, “Limited-Term Federal Mortgage Securities Fund”), Seix Ultra-Short Bond Fund (formerly, “Ultra-Short Bond Fund”) and Seix Virginia Intermediate Municipal Bond Fund (formerly, “Virginia Intermediate Municipal Bond Fund”) (each, a “Fund” and collectively, the “Funds” or “Fixed Income Funds”), which are each (except Seix North Carolina Tax-Exempt Bond Fund) a diversified series of the Trust.

The Seix Limited Duration Fund, Seix U.S. Government Securities Ultra-Short Bond Fund and Seix Ultra-Short Bond Fund offer I Shares only. The Seix Georgia Tax-Exempt Bond Fund, Seix High Grade Municipal Bond Fund, Seix Investment Grade Tax-Exempt Bond Fund, Seix North Carolina Tax-Exempt Bond Fund, Seix Short-Term Municipal Bond Fund and Seix Virginia Intermediate Bond Fund offer I Shares and A Shares. The Seix High Yield Fund offers I Shares, A Shares and R Shares. The Seix Core Bond Fund, Seix High Income Fund and Seix Total Return Bond Fund offer I Shares, A Shares, R Shares and IS Shares. The Seix Floating Rate High Income Fund offers I Shares, A Shares, C Shares and IS Shares. The remaining Funds offer I Shares, A Shares and C Shares.

The assets of each Fund are segregated and a shareholder’s interest is limited to the Fund in which shares are held. Each class of shares has identical rights and privileges except with respect to the fees paid under the Distribution and Service Plan and the Shareholder Servicing Plan (“Plan”), voting rights on matters affecting a single class of shares and sales charges. The A Shares of the Funds (except Seix Floating Rate High Income Fund, Seix Short-Term Bond Fund, Seix Short-Term Municipal Bond Fund and Seix U.S. Mortgage Fund) have a maximum sales charge on purchases of 4.75% as a percentage of original purchase price. The A Shares of the Seix Floating Rate High Income Fund, Seix Short-Term Bond Fund, Seix Short-Term Municipal Bond and Seix U.S. Mortgage Fund have a maximum sales charge on purchases of 2.50% as a percentage of original purchase price. Certain purchases of A Shares will not be subject to a front-end sales charge but will be subject to a contingent deferred sales charge (“CDSC”) of 0.50%, if redeemed within two years of purchase. The deferred sale charges may be waived from time to time for certain broker-dealers that waive payment of compensation to them. The C Shares have a maximum CDSC of 1.00% as a percentage of either the original purchase price or the next calculated price after the Funds receive a redemption request, whichever is less, if shares are redeemed within one year of purchase. There is no sales charge on purchases of I, R or IS Shares.

The Trust’s officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

The Funds are each an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Codification (“FASB”) Topic 946 Financial Services — Investment Companies.

2.	Significant Accounting Policies

The following are significant accounting policies consistently followed by the Funds which are in conformity with accounting principles generally accepted in the U.S. (“GAAP”). Estimates and assumptions are required to be made

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2016

regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation — Debt securities are valued at the last quoted bid price provided by independent pricing vendors approved by the Board of Trustees of the Trust (the “Board”) that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities.

The Funds, in accordance with GAAP, have adopted FASB Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Funds’ investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below:

•	Level 1 — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. Investments in underlying funds and money market funds are valued at their Net Asset Value (“NAV”) daily and are classified as Level 1 prices.

•	Level 2 — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain asset and mortgage backed products, less liquid listed equities, and state, municipal and provincial obligations.

•	Level 3 — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the Funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds use valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The independent pricing vendor may value bank loans and debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, and/or other methodologies designed to identify the market value for such securities and such securities are considered Level 2 in the fair value hierarchy. Publicly-traded foreign government debt securities are typically traded internationally in the over-the-counter market and are valued at the bid prices as of the close of business of that market and such securities are considered Level 2 in the fair value hierarchy. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded and such securities may be considered Level 1 in the fair value hierarchy. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade and such securities may be considered Level 1 in the fair value hierarchy. Centrally cleared credit default and interest rate swaps are valued at the price determined by the relevant exchange and such securities may be considered Level 2 in the fair value hierarchy. Forward foreign exchange contracts are valued using daily forward exchange rates and such securities may be considered Level 2 in the fair value hierarchy. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value and such securities are considered Level 2

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2016

in the fair value hierarchy. Under the Pricing and Valuation Procedures, such securities may be considered Level 2 or Level 3 in the fair value hierarchy.

When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before each Fund calculates its NAV, each of the Funds will value the security as determined in accordance with the Pricing and Valuation Procedures approved by the Board. The Pricing and Valuation Procedures are performed and monitored by a Valuation Committee (the “Committee”) designated by the Board. Some of the more common reasons which may necessitate that a security be fair valued in accordance with the Pricing and Valuation Procedures include, but are not limited to: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is fair valued in accordance with the Pricing and Valuation Procedures, the Committee determines the value after taking into consideration relevant information reasonably available to the Committee.

The following is a summary of the inputs used in valuing the Funds’ assets and liabilities carried at fair value as of March 31, 2016:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs		Total
Seix Core Bond Fund
Assets
Asset-Backed Securities[1]	$—	$8,383,283	$—		$8,383,283
Collateralized Mortgage Obligations[1]	—	13,443,765	—		13,443,765
Corporate Bonds[1]	—	74,515,220	—		74,515,220
U.S. Government Agency Mortgages[1]	—	67,135,123	—		67,135,123
U.S. Treasury Obligations[1]	—	98,529,772	—		98,529,772
Foreign Government Bond	—	438,570	—		438,570
Money Market Funds	21,743,197	—	—		21,743,197

Total Investments	21,743,197	262,445,733	—		284,188,930

Seix Corporate Bond Fund
Assets
Corporate Bonds[1]	—	16,713,848	—		16,713,848
Money Market Funds	1,285,456	—	—		1,285,456

Total Investments	1,285,456	16,713,848	—		17,999,304

Seix Floating Rate High Income Fund
Assets
Asset-Backed Security[1]	—	1,058,470	—		1,058,470
Bank Loans[1]	—	4,094,295,501	—		4,094,295,501
Corporate Bonds[1]	—	64,977,560	24,497,837	[4]	89,475,397
Preferred Stock[1]	2,304,553	—	—		2,304,553
Common Stocks[1]	5,537,434	—	—		5,537,434
Money Market Fund	178,369,305	—	—		178,369,305

Total Investments	186,211,292	4,160,331,531	24,497,837	[4]	4,371,040,660

Seix Georgia Tax-Exempt Bond Fund
Assets
Municipal Bonds[2]	—	109,025,763	—		109,025,763
Money Market Fund	1,297,273	—	—		1,297,273

Total Investments	1,297,273	109,025,763	—		110,323,036

Seix High Grade Municipal Bond Fund
Assets
Municipal Bonds[2]	—	99,552,548	—		99,552,548
Money Market Fund	17,339,825	—	—		17,339,825

Total Investments	17,339,825	99,552,548	—		116,892,373

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2016

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs		Total
Seix High Income Fund
Assets
Bank Loans[1]	$—	$21,513,417	$—		$21,513,417
Corporate Bonds[1]	—	543,447,548	0	[4]	543,447,548
Convertible Preferred Stock[1]	1,091,638	—	—		1,091,638
Preferred Stock[1]	2,968,406	—	—		2,968,406
Common Stocks[1]	7,467,786	—	—		7,467,786
Money Market Funds	81,434,620	—	—		81,434,620

Total Investments	92,962,450	564,960,965	0	[4]	657,923,415

Seix High Yield Fund
Assets
Bank Loans[1]	—	20,533,275	—		20,533,275
Corporate Bonds[1]	—	466,622,597	—		466,622,597
Convertible Preferred Stock[1]	948,315	—	—		948,315
Common Stock[1]	965,521	—	—		965,521
Money Market Funds	86,529,601	—	—		86,529,601

Total Investments	88,443,437	487,155,872	—		575,599,309

Seix Investment Grade Tax-Exempt Bond Fund
Assets
Municipal Bonds[2]	—	578,563,827	—		578,563,827
Money Market Fund	80,641,465	—	—		80,641,465

Total Investments	80,641,465	578,563,827	—		659,205,292

Seix Limited Duration Fund
Assets
Asset-Backed Securities[1]	—	1,628,500	—		1,628,500
Collateralized Mortgage Obligations[1]	—	3,679,667	—		3,679,667
U.S. Government Agency Mortgages[1]	—	1,039,798	—		1,039,798
Money Market Fund	299,524	—	—		299,524

Total Investments	299,524	6,347,965	—		6,647,489

Seix North Carolina Tax-Exempt Bond Fund
Assets
Municipal Bonds[2]	—	27,857,014	—		27,857,014
Money Market Fund	1,042,292	—	—		1,042,292

Total Investments	1,042,292	27,857,014	—		28,899,306

Seix Short-Term Bond Fund
Assets
Asset-Backed Securities[1]	—	4,832,501	—		4,832,501
Collateralized Mortgage Obligations[1]	—	4,957,923	—		4,957,923
Corporate Bonds[1]	—	18,663,329	—		18,663,329
Municipal Bonds[2]	—	1,063,356	—		1,063,356
U.S. Government Agency Mortgages[1]	—	6,417,461	—		6,417,461
U.S. Treasury Obligations[1]	—	17,254,087	—		17,254,087
Money Market Fund	876,056	—	—		876,056

Total Investments	876,056	53,188,657	—		54,064,713

Seix Short-Term Municipal Bond Fund
Assets
Municipal Bonds[2]	—	36,871,105	—		36,871,105
Money Market Fund	3,491,966	—	—		3,491,966

Total Investments	3,491,966	36,871,105	—		40,363,071

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2016

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Seix Total Return Bond Fund
Assets
Asset-Backed Securities[1]	$—	$30,586,650	$—	$30,586,650
Collateralized Mortgage Obligations[1]	—	44,698,867	—	44,698,867
Bank Loan[1]	—	234,610	—	234,610
Corporate Bonds[1]	—	296,338,174	—	296,338,174
U.S. Government Agency Mortgages[1]	—	288,179,569	—	288,179,569
U.S. Treasury Obligations[1]	—	397,166,500	—	397,166,500
Foreign Government Bonds	—	22,824,570	—	22,824,570
Money Market Funds	140,504,620	—	—	140,504,620

Total Investments	140,504,620	1,080,028,940	—	1,220,533,560

Other Financial Instruments[3]
Forward Foreign Currency Contracts	—	3,646,060	—	3,646,060

Total Assets	140,504,620	1,083,675,000	—	1,224,179,620

Liabilities
Forward Foreign Currency Contracts	—	(4,445,535)	—	(4,445,535)

Total Liabilities	—	(4,445,535)	—	(4,445,535)

Seix U.S. Government Securities Ultra-Short Bond Fund
Assets
Asset-Backed Security[1]	—	11,415,574	—	11,415,574
Collateralized Mortgage Obligations[1]	—	584,179,675	—	584,179,675
U.S. Government Agency Mortgages[1]	—	876,103,726	—	876,103,726
U.S. Treasury Obligation[1]	—	999,175	—	999,175
Money Market Fund	81,726,491	—	—	81,726,491

Total Investments	81,726,491	1,472,698,150	—	1,554,424,641

Other Financial Instruments[3]
Liabilities
Futures Contracts	(46,059)	—	—	(46,059)

Total Liabilities	(46,059)	—	—	(46,059)

Seix U.S. Mortgage Fund
Assets
Collateralized Mortgage Obligations[1]	—	1,802,028	—	1,802,028
U.S. Government Agency Mortgages[1]	—	34,181,348	—	34,181,348
U.S. Treasury Obligations[1]	—	659,593	—	659,593
Money Market Fund	2,438,560	—	—	2,438,560

Total Investments	2,438,560	36,642,969	—	39,081,529

Seix Ultra-Short Bond Fund
Assets
Asset-Backed Securities[1]	—	21,565,160	—	21,565,160
Collateralized Mortgage Obligations[1]	—	18,295,656	—	18,295,656
Corporate Bonds[1]	—	45,961,276	—	45,961,276
Municipal Bonds[2]	—	2,581,355	—	2,581,355
U.S. Government Agency Mortgages[1]	—	12,802,661	—	12,802,661
U.S. Treasury Obligation[1]	—	109,910	—	109,910
Money Market Fund	3,270,974	—	—	3,270,974

Total Investments	3,270,974	101,316,018	—	104,586,992

Other Financial Instruments[3]
Liabilities
Futures Contracts	(8,369)	—	—	(8,369)

Total Liabilities	(8,369)	—	—	(8,369)

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2016

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Seix Virginia Intermediate Municipal Bond Fund
Assets
Municipal Bonds[2]	$—	$65,834,925	$—	$65,834,925
Money Market Funds	1,373,956	—	—	1,373,956

Total Investments	1,373,956	65,834,925	—	67,208,881

[1]	Please see the Schedules of Portfolio Investments for Sector Classifications.

[2]	Please see the Schedules of Portfolio Investments for State Classifications.

[3]	Other Financial Instruments are derivative instruments and depreciation on unfunded loan commitments not reflected in the value of Total Investments in the Schedules of Portfolio Investments, such as credit default swaps, forward foreign currency contracts, futures and interest rate swaps, which are shown at the unrealized appreciation (depreciation) on the instrument.

[4]	As of March 31, 2016, the securities designated as Level 3 were fair valued using significant unobservable inputs under procedures adopted by the Board. Such valuations were based on a review of inputs such as, but not limited to, similar securities, company specific financial information, and company specific news. Each of these securities are Board fair valued securities for the fiscal year ended March 31, 2016. The Level 3 securities comprised 0.0% of net assets of Seix High Income Fund and 0.6% of net assets of Seix Floating Rate High Income Fund.

The following is a reconciliation of investments as of March 31, 2016 in which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of 3/31/2015	Accrued Discounts	Realized Gain	Change in Unrealized Depreciation	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 3/31/2016	Net Change in Unrealized Depreciation from Investments Still Held as of 3/31/2016
Seix Floating Rate High Income Fund
Corporate Bonds
Oil and Gas	$—	$—	$—	$—	$—	$—	$24,497,837	$—	$24,497,837	$—

	$—	$—	$—	$—	$—	$—	$24,497,837	$—	$24,497,837	$—

The Funds’ policy is to disclose transfers between levels based on valuations at the end of the reporting period. Each portfolio may hold securities which are periodically fair valued in accordance with the Pricing and Valuation Procedures. This may result in movements between Level 1 and Level 2 throughout the period. As of March 31, 2016, there were no transfers from Level 1 to Level 2 pursuant to the Pricing and Valuation Procedures. As of March 31, 2016, a security was transferred from Level 2 to Level 3 pursuant to the Pricing and Valuation Procedures for Seix Floating Rate High Income Fund. The transfer was a result of a review of the use of the Barclays broker quote and other pricing inputs. Based on the fact pattern, it was deemed the security illiquid, and classified it as Level 3.

(b) Security Transactions and Investment Income — Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount over the life of the securities, is recorded on the accrual basis. Domestic and foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Funds may halt any additional interest income accruals and consider the Funds’ ability to realize interest accrued up to the date of default or credit event. Distributions from gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income.

(c) Distributions to Shareholders — Distributions from net investment income of each of the Funds are declared each business day to shareholders of record and are paid monthly. Distributions of net realized capital gains, if any, are declared at least annually. Distributions to shareholders from each of the Funds are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2016

(d) Expenses and Share Class Accounting — Expenses that are directly related to a specific Fund are charged to that Fund. Other operating expenses of the Trust are allocated pro-rata to the Funds on the basis of relative net assets or another appropriate basis. Investment income, common expenses, and realized/unrealized capital gains (losses) on investments are allocated to the various share classes of the Funds on the basis of relative daily net assets of each share class. Fees relating to a specific share class are charged directly to the share class.

(e) Securities Traded on a To-Be-Announced Basis — Certain Funds may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, a Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date a Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(f) Derivative Instruments — Certain Funds may enter into derivative contracts for purposes of pursuing their investment objectives, to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks. Open derivative positions as of March 31, 2016 are included on each Fund’s Schedule of Portfolio Investments.

(g) Forward Foreign Currency Contracts — Certain Funds may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(h) Futures Contracts — Certain Funds may enter into futures contracts to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statements of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the Statements of Assets and Liabilities. In addition, there is the risk that the Funds may not be able to enter into a closing transaction because of an illiquid secondary market.

(i) Foreign Currency Translation — Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates, as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time), on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2016

The Funds do not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments and foreign currencies.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the amount actually received.

(j) Swap Contracts — Certain Funds may invest in swap contracts for the purpose of managing exposure to interest rate, credit or market risk, or for other purposes. The use of swap contracts involves risks that are different from those associated with ordinary portfolio transactions. Swap contracts may be privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”).

OTC swap contracts are marked-to-market daily using an independent pricing vendor and changes in value are recorded as unrealized appreciation or depreciation in the Statements of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable, as applicable, for variation margin on centrally cleared swaps on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap contract. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Funds’ custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedules of Portfolio Investments and restricted cash, if any, is identified on the Statements of Assets and Liabilities. Risks may exceed amounts recorded in the Statements of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap contracts. Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statements of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statements of Operations. Net periodic payments received or paid by the Funds are recognized as a realized gain or loss in the Statements of Operations.

Credit Default Swaps

Certain Funds enter into credit default swap (“CDS”) contracts for investment purposes, to manage credit risk or to add leverage. CDS contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Funds may use a CDS contract to provide protection against defaults of the issuers (i.e., to reduce risk where the Funds have exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

As a seller of protection, a Fund generally receives an upfront payment or a stream of payments throughout the term of the swap contracts provided that there is no credit event. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, a Fund effectively adds leverage to its portfolio because, in addition to its total net assets, a Fund is subject to investment exposure on the notional amount of the swap contract. As a buyer of protection, a Fund generally receives an amount up to the notional value of the swap contract if a defined credit event occurs.

The Funds’ maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the swap contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Funds’ exposure to the counterparty). As the protection seller, the Funds’ maximum risk is the notional amount of the contract. CDS contracts are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the contract. Wider credit spreads and decreasing market values, when compared

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2016

to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. Credit spreads utilized in determining the period end market value of CDS contracts on corporate or sovereign issues are disclosed in the Schedules of Portfolio Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. The quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk for CDS contracts on asset-backed securities and credit indices.

Entering into a CDS contract involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these contracts, and that the counterparty to the contract may default on its obligation to perform or disagree as to the meaning of the contractual terms in the contract, and that there are unfavorable changes in net interest rates. As of March 31, 2016, the Funds had no outstanding CDS contracts.

Interest Rate Swaps

Certain Funds may enter into interest rate swap (“IRS”) contracts to manage exposure to interest rate risk. IRS contracts are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. IRS contracts are marked-to-market daily based upon quotations from market makers. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of IRS contracts include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. As of March 31, 2016, the Funds had no outstanding IRS contracts.

The fair value of derivative instruments not accounted for as hedging instruments on the Statements of Assets and Liabilities and the effect of derivative instruments not accounted for as hedging instruments, on the Statements of Operations as of March 31, 2016, are presented in the table below:

	Credit Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Seix Corporate Bond Fund
Realized Gain (Loss)#
Swaps Contracts	$(24,948)	$—	$—	$(24,948)

Total Realized Gain (Loss)	$(24,948)	$—	$—	$(24,948)

Change in Unrealized Appreciation (Depreciation)##
Swaps Contracts	$1,656	$—	$—	$1,656

Total Change in Appreciation (Depreciation)	$1,656	$—	$—	$1,656

Average Number of Contracts, Notional Amounts or Shares+
Swaps Contracts	783,333	—	—	783,333

Seix High Income Fund
Realized Gain (Loss)#
Swaps Contracts	$290,557	$—	$—	$290,557

Total Realized Gain (Loss)	$290,557	$—	$—	$290,557

Change in Unrealized Appreciation (Depreciation)##
Swaps Contracts	$(224,551)	$—	$—	$(224,551)

Total Change in Appreciation (Depreciation)	$(224,551)	$—	$—	$(224,551)

Average Number of Contracts, Notional Amounts or Shares+
Swaps Contracts	24,500,000	—	—	24,500,000

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2016

	Credit Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Seix High Yield Fund
Realized Gain (Loss)#
Swaps Contracts	$421,799	$—	$—	$421,799

Total Realized Gain (Loss)	$421,799	$—	$—	$421,799

Change in Unrealized Appreciation (Depreciation)##
Swaps Contracts	$(367,750)	$—	$—	$(367,750)

Total Change in Appreciation (Depreciation)	$(367,750)	$—	$—	$(367,750)

Average Number of Contracts, Notional Amounts or Shares+
Swaps Contracts	26,800,000	—	—	26,800,000

Seix Total Return Bond Fund
Asset Derivatives
Forward Contracts*	$—	$3,646,060	$—	$3,646,060

Total Value	$—	$3,646,060	$—	$3,646,060

Liability Derivatives
Forward Contracts^	$—	$(4,445,535)	$—	$(4,445,535)

Total Value	$—	$(4,445,535)	$—	$(4,445,535)

Realized Gain (Loss)#
Forward Contracts	$—	$1,867,571	$—	$1,867,571
Swaps Contracts	(87,731)	—	—	(87,731)

Total Realized Gain (Loss)	$(87,731)	$1,867,571	$—	$1,779,840

Change in Unrealized Appreciation (Depreciation)##
Forward Contracts	$—	$(1,351,317)	$—	$(1,351,317)
Swaps Contracts	50,260	—	—	50,260

Total Change in Appreciation (Depreciation)	$50,260	$(1,351,317)	$—	$(1,301,057)

Average Number of Contracts, Notional Amounts or Shares+
Forward Currency Contracts	—	229,076,896	—	229,076,896

Swaps Contracts	26,598,850	—	—	26,598,850

Seix U.S. Government Securities Ultra-Short Bond Fund
Asset Derivatives
Liability Derivatives
Futures Contracts^	$—	$—	$(46,059)	$(46,059)

Total Value	$—	$—	$(46,059)	$(46,059)

Realized Gain (Loss)#
Futures Contracts	$—	$—	$(1,463,126)	$(1,463,126)

Total Realized Gain (Loss)	$—	$—	$(1,463,126)	$(1,463,126)

Change in Unrealized Appreciation (Depreciation)##
Futures Contracts	$—	$—	$479,018	$479,018

Total Change in Appreciation (Depreciation)	$—	$—	$479,018	$479,018

Average Number of Contracts, Notional Amounts or Shares+
Futures Short Contracts	—	—	(776)	(776)

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2016

	Credit Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Seix Ultra-Short Bond Fund
Liability Derivatives
Futures Contracts^	$—	$—	$(8,369)	$(8,369)

Total Value	$—	$—	$(8,369)	$(8,369)

Realized Gain (Loss)#
Futures Contracts	$—	$—	$(220,838)	$(220,838)

Total Realized Gain (Loss)	$—	$—	$(220,838)	$(220,838)

Change in Unrealized Appreciation (Depreciation)##
Futures Contracts	$—	$—	$37,451	$37,451

Total Change in Appreciation (Depreciation)	$—	$—	$37,451	$37,451

Average Number of Contracts, Notional Amounts or Shares+
Futures Short Contracts	—	—	(125)	(125)

*	Statements of Assets and Liabilities location: Appreciated Swap Contracts, at Value, Unrealized Appreciation on Forward Foreign Currency Contracts, as applicable. Futures Contracts value represents cumulative unrealized appreciation. Only the current day’s variation margin on futures contracts is reported within the Statement of Assets and Liabilities as receivable or payable for variation margin, as applicable.

^	Statements of Assets and Liabilities location: Depreciated Swap Contracts, at Value, Unrealized Depreciation on Forward Foreign Currency Contracts, as applicable. Futures Contracts value represents cumulative unrealized depreciation. Only the current day’s variation margin on futures contracts is reported within the Statement of Assets and Liabilities as receivable or payable for variation margin, as applicable.

#	Statements of Operations location: Net Realized Gain (Loss) from: Futures Contracts, Swap Contracts, or Forward Foreign Currency Contracts, as applicable.

##	Statements of Operations location: Net Change in Unrealized Appreciation (Depreciation) on: Futures Contracts, Swap Contracts, or Forward Foreign Currency Contracts, as applicable.

+	Amount(s) disclosed represent the average number of contracts for futures contracts, notional amounts for forward foreign currency contracts and swap contracts, which are indicative of volume of this derivative type, for the months that the Fund held such derivatives during the fiscal year ended March 31, 2016.

The following table summarizes any OTC derivatives at March 31, 2016 that are subject to an enforceable master netting agreement or similar agreement and net of the related collateral received by the Funds.

	Gross Amounts of Assets/Liabilities Presented in the Statement of Assets and Liabilities(a)	Financial Instruments and Derivatives Available for Offset	Collateral (Received)/Pledged(b)	Net Amount of Derivative Assets/Liabilities
Seix Total Return Bond Fund
Assets Counterparty
JPMorgan	$3,646,060	$—	$—	$3,646,060

	$3,646,060	$—	$—	$3,646,060

Liabilities Counterparty
JPMorgan	$4,445,535	$—	$(542,212)	$3,903,323

	$4,445,535	$—	$(542,212)	$3,903,323

(a)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Asset and Liabilities.

(b)	The amount presented here may be less than the total amount of collateral received/pledged, as the net amount of the derivative assets and liabilities for a counterparty cannot be less than $0.

(k) Securities Lending — Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans may not exceed either (i) 50% of the sum of the market value of all securities of the Fund and the market value of securities purchased with cash collateral or (ii) 33.33% of the total market value of all securities of the Fund. No Fund will lend portfolio securities to its investment adviser, subadviser, or its affiliates unless it has applied for and received specific authority to do so from the Securities and Exchange Commission. Loans of

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2016

portfolio securities are required to be fully collateralized by cash, letters of credit or U.S. government securities. The initial value of the collateral must be at least 102% of the market value of the securities loaned, if the securities loaned are U.S. securities (105% for non-U.S. securities); and maintained in an amount equal to at least 100% (103% for non-U.S. securities) thereafter. However, due to market fluctuations during the day, the value of securities loaned on a particular day may exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain risks; including the risk that a Fund may be delayed or prevented from recovering the collateral if the borrower fails to return the securities. A fee will be obtained from the borrower if letters of credit or U.S. government securities are used as collateral.

The Funds, in accordance with guidance presented, have adopted FASB Accounting Standards Update (‘‘ASU 2014-11”), Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. ASU 2014-11 is intended to provide increased transparency about the types of collateral pledged in repurchase agreements and other similar transactions that are accounted for as secured borrowing.

For Seix Core Bond Fund, Seix Corporate Bond Fund, Seix High Income Fund, Seix High Yield Fund and Seix Total Return Bond Fund the value of the security loan obligation is classified as follows as of March 31, 2016:

Seix Core Bond Fund

	Remaining Contractual Maturity of the Agreements As of March 31, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Corporate Bonds	$1,234,668	$—	$—	$—	$1,234,668
U.S. Treasury Obligations	11,557,135	—	—	—	11,557,135

Total	$12,791,803	$—	$—	$—	$12,791,803

Total Borrowings	$12,791,803	$—	$—	$—	$12,791,803

Gross amount of recognized liabilities for securities lending transactions					$12,791,803

Seix Corporate Bond Fund

	Remaining Contractual Maturity of the Agreements As of March 31, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Corporate Bonds	$471,458	$—	$—	$—	$471,458

Total Borrowings	$471,458	$—	$—	$—	$471,458

Gross amount of recognized liabilities for securities lending transactions					$471,458

Seix High Income Fund

	Remaining Contractual Maturity of the Agreements As of March 31, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$1,643,728	$—	$—	$—	$1,643,728
Corporate Bonds	60,228,088	—	—	—	60,228,088

Total	$61,871,816	$—	$—	$—	$61,871,816

Total Borrowings	$61,871,816	$—	$—	$—	$61,871,816

Gross amount of recognized liabilities for securities lending transactions					$61,871,816

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2016

Seix High Yield Fund

	Remaining Contractual Maturity of the Agreements As of March 31, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$964,231	$—	$—	$—	$964,231
Corporate Bonds	45,733,334	—	—	—	45,733,334

Total	$46,697,565	$—	$—	$—	$46,697,565

Total Borrowings	$46,697,565	$—	$—	$—	$46,697,565

Gross amount of recognized liabilities for securities lending transactions					$46,697,565

Seix Total Return Fund

	Remaining Contractual Maturity of the Agreements As of March 31, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Corporate Bonds	$4,856,675	$—	$—	$—	$4,856,675
Foreign Government Bonds	2,145,247	—	—	—	2,145,247
U.S. Treasury Obligations	96,420,536	—	—	—	96,420,536

Total	$103,422,458	$—	$—	$—	$103,422,458

Total Borrowings	$103,422,458	$—	$—	$—	$103,422,458

Gross amount of recognized liabilities for securities lending transactions					$103,422,458

(l) When-Issued Securities and Forward Commitments — Delivery and payment for securities that have been purchased by a Fund on a forward commitment or when-issued basis can take place up to a month or more after the transaction date at a fixed price. During this period, such securities are subject to market fluctuations. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of a Fund’s NAV if the Fund makes such investments while remaining substantially fully invested. A Fund records when-issued securities on trade date and will segregate or earmark liquid assets in an amount at least equal in value to its commitments to purchase when-issued and forward commitment securities or engage in other appropriate measures to “cover” its obligation. When-issued securities and the segregated liquid assets associated with such investments are presented within the Funds’ Schedules of Portfolio Investments.

(m) Bank Loans — Certain Funds may invest in first and second lien senior floating-rate loans (“bank loans”). These loans are made by banks and other large financial institutions to various companies and are senior in the borrowing companies’ capital structure. Coupon rates are floating, not fixed, and are tied to a benchmark lending rate. A Fund records an investment when the borrower withdraws money and records the interest as earned. Some types of senior loans in which these Funds may invest require that an open loan for a specific amount be continually offered to a borrower. These types of senior loans, commonly referred to as revolvers, contractually obligate the lender (and therefore those with an interest in the loan) to fund the loan at the borrower’s discretion. A Fund will maintain, on a daily basis, high quality, liquid assets in an amount at least equal in value to its contractual obligation to fulfill the revolving senior loan. Therefore, a Fund must have funds sufficient to cover its contractual obligation. In addition, bank loans generally are subject to extended settlement periods, which may impair the Fund’s ability to sell or realize the full value of its loans in the event of a need to liquidate such loans. As of March 31, 2016, the Funds had no unfunded loan commitments.

(n) Restricted Securities — Certain Funds’ investments are restricted as to resale. As of March 31, 2016, all of these restricted securities have been deemed liquid by the Funds’ investment adviser based upon procedures approved by the Board, unless stated otherwise on the Funds’ Schedules of Portfolio Investments.

(o) Credit and Market Risk — Certain Funds’ investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2016

materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(p) Foreign Investment Risks — Certain Funds’ investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

For securities subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

(q) Counterparty Risk and Credit-Risk-Related Contingent Features of Derivative Instruments — Certain Funds may invest in certain securities or engage in other transactions where the Funds are exposed to counterparty credit risk in addition to broader market risks. The Funds may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Funds’ Investment Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Funds to increased risk of loss.

(r) Other Risks — Certain Funds invest in high yield corporate, government, and other debt instruments of U.S. and non-U.S. issuers. High yield securities involve greater risk of default or downgrade and are more volatile than investment grade securities. A Fund’s concentration of investments in securities of issuers located in a specific region or state, subjects that Fund to the economic and government policies of the region or state, and may increase risk versus that of a fund whose investments are more diversified. Please refer to each Fund’s prospectus for additional risks that may be associated with the Funds.

At March 31, 2016, one shareholder owned 100% of Seix Limited Duration Fund. Transaction activities of these shareholders may have a material effect on the respective Fund. Redemptions of these shareholders’ holdings in the Fund may impact the Fund’s liquidity and net asset value. Such redemptions may force the Fund to sell securities.

(s) Federal and Other Taxes — It is the Funds’ policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Funds’ financial statements.

Management has analyzed the Funds’ tax positions taken on income tax returns for all open tax years and has concluded that as of March 31, 2016, no provision for income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. As of March 31, 2016, open tax years include the tax years of March 31, 2013 through 2016.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

(t) Reclassification — GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share.

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2016

(u) Line of Credit —The Funds entered into a committed unsecured revolving line of credit agreement (“LOC”) with a syndicate of banks which includes State Street Bank and Trust (“State Street Bank”) and Royal Bank of Canada (“RBC”), for an aggregate amount of $200,000,000. The proceeds may be used only to (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of the Funds. The Funds will pay a commitment fee on a pro rata basis to State Street Bank and RBC, in the amount of 0.15% per annum on the daily unused portion of the LOC. Borrowings under the LOC will accrue interest at the higher of (a) the Federal Funds Rate, or (b) the One-month LIBOR Rate, plus 1.25% per annum. Generally, repayments must be made within 60 days of the borrowings. Commitment fees and interest expense paid to State Street Bank and RBC pursuant to this agreement are reflected on the Statements of Operations as a component of Other Fees. Prior to the September 23, 2015 syndicated agreement, a credit agreement with State Street Bank permitted an aggregate amount of $250,000,000 under similar terms and interest rates as described above. As of March 31, 2016, the Seix High Yield Fund had outstanding borrowings under the LOC.

The following Funds had an outstanding loan during the year. The borrowings were valued at cost, which approximates fair value.

Fund	Interest Incurred on Borrowing	Average Dollar Amount of Borrowing	Weighted Average Interest Rate on Borrowing	Days Loan was Open
Seix Floating Rate High Income Fund	$6,094	$14,607,655	1.69%	9
Seix High Yield Fund	49	1,044,906	1.72	1
Seix Short-Term Municipal Bond Fund	49	1,047,982	1.70	1
Seix Virginia Intermediate Municipal Bond Fund	32	794,813	1.47	1

3.	Investment Adviser and Other Service Providers

Investment Adviser — RidgeWorth Investments (“Investment Adviser”) serves as the investment adviser to the Funds. The Trust and the Investment Adviser have entered into an investment advisory agreement (“Advisory Agreement”). The Investment Adviser is a money-management holding company with multiple style-focused investment boutiques. The subadviser for the Funds is Seix Investment Advisors LLC (“Subadviser”). Seix is a wholly-owned subsidiary of the Investment Adviser. The Investment Adviser pays the Subadviser out of the investment advisory fees it receives from the Funds.

Under the terms of the Advisory Agreement, the Funds are charged annual advisory fees, which are computed daily and paid monthly based upon average daily net assets. Breakpoints are used in computing the overall annual advisory fee. The maximum annual advisory fee is charged on average daily net assets of each Fund up to $500 million. A discount of 5% applies on the next $500 million, a discount of 10% applies on the next $4 billion and a discount of 15% applies on amounts over $5 billion. Fee rates for the fiscal year ended March 31, 2016 were as follows:

Fund	Maximum Advisory Fee	Discounted Annual Advisory Fee	Advisory Fees Waived	Net Annual fees Paid*
Seix Core Bond Fund	0.25%	0.25%	—%	0.25%
Seix Corporate Bond Fund	0.40	0.40	(0.07)	0.33
Seix Floating Rate High Income Fund	0.45	0.41	—	0.41
Seix Georgia Tax-Exempt Bond Fund	0.50	0.50	—	0.50
Seix High Grade Municipal Bond Fund	0.50	0.50	—	0.50
Seix High Income Fund	0.55	0.54	—	0.54
Seix High Yield Fund	0.45	0.44	—	0.44
Seix Investment Grade Tax-Exempt Bond Fund	0.50	0.49	—	0.49
Seix Limited Duration Fund	0.10	0.10	—	0.10
Seix North Carolina Tax-Exempt Bond Fund	0.50	0.50	—	0.50
Seix Short-Term Bond Fund	0.40	0.40	—	0.40
Seix Short-Term Municipal Bond Fund	0.35	0.35	(0.04)	0.31
Seix Total Return Bond Fund	0.25	0.24	—	0.24
Seix U.S. Government Securities Ultra-Short Bond Fund	0.20	0.19	—	0.19
Seix U.S. Mortgage Fund**	0.40	0.40	(0.03)	0.37

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2016

Fund	Maximum Advisory Fee	Discounted Annual Advisory Fee	Advisory Fees Waived	Net Annual fees Paid*
Seix Ultra-Short Bond Fund	0.22%	0.22%	—%	0.22%
Seix Virginia Intermediate Municipal Bond Fund	0.50	0.50	—	0.50

*	Aggregate annual fees paid to the Investment Adviser, who pays the Subadviser a portion of the fees for its services to the Funds.

**	Effective September 1, 2015, the Seix U.S. Mortgage Fund’s investment advisory fee was reduced from 0.50% to 0.40%. The Maximum and Discounted Annual Advisory Fee reflects the reduced annual advisory fee for the period September 1, 2015 through March 31, 2016. For the period ended August 31, 2015, the Maximum and Discounted Annual Advisory Fee would have been 0.42%, respectively.

Amounts designated as “—” are 0%.

The Investment Adviser and the Subadviser have contractually agreed, until at least August 1, 2016, to waive fees and/or reimburse expenses for each of the following Funds to the extent necessary to maintain each Fund’s total annual fund operating expenses (excluding, as applicable, taxes, brokerage commissions, substitute dividend expenses on securities sold short, interest expense, extraordinary expenses and indirect expenses attributable to the Fund’s investment in other funds), expressed as a percentage of average daily net assets, as noted below:

	Contractual Expense Limitations August 1, 2015 to March 31, 2016*
Fund	I Shares	A Shares	C Shares		R Shares	IS Shares
Seix Core Bond Fund**	0.50%	0.75%	N/A	%	1.05%	0.40%
Seix Corporate Bond Fund	0.70	0.95	1.65		N/A	N/A
Seix Floating Rate High Income Fund	0.70	1.00	1.60		N/A	0.60
Seix Georgia Tax-Exempt Bond Fund	0.65	0.80	N/A		N/A	N/A
Seix High Grade Municipal Bond Fund	0.65	0.80	N/A		N/A	N/A
Seix High Income Fund	0.80	1.05	N/A		1.50	0.70
Seix High Yield Fund	0.65	0.90	N/A		1.30	N/A
Seix Investment Grade Tax-Exempt Bond Fund	0.65	0.80	N/A		N/A	N/A
Seix Limited Duration Fund	0.35	N/A	N/A		N/A	N/A
Seix North Carolina Tax-Exempt Bond Fund	0.65	0.80	N/A		N/A	N/A
Seix Short-Term Bond Fund	0.60	0.80	1.60		N/A	N/A
Seix Short-Term Municipal Bond Fund**	0.48	0.68	N/A		N/A	N/A
Seix Total Return Bond Fund**	0.50	0.75	N/A		1.10	0.40
Seix U.S. Government Securities Ultra-Short Bond Fund	0.46	N/A	N/A		N/A	N/A
Seix U.S. Mortgage Fund	0.70	0.90	1.65		N/A	N/A
Seix Ultra-Short Bond Fund	0.46	N/A	N/A		N/A	N/A
Seix Virginia Intermediate Municipal Bond Fund	0.65	0.80	N/A		N/A	N/A

*	These contractual Expense Limitations were in effect for the entire fiscal year except for the Funds listed below.
**	For the period April 1, 2015 to July 31, 2015, the Contractual Expense Limitations were as follows:

Fund	I Shares	A Shares	C Shares		R Shares	IS Shares
Seix Core Bond Fund	0.50%	0.75%	N/A	%	1.05%	N/A	%
Seix Short-Term Municipal Bond Fund	0.55	0.70	N/A		N/A	N/A
Seix Total Return Bond Fund	0.50	0.75	N/A		1.05	0.40

Under the Expense Limitation Agreement, the Investment Adviser may retain the difference between the Contractual Expense Limitation identified above and the actual total expenses to recapture any of its prior contractual waivers or reimbursements at a date not to exceed three years from the date of such waivers or reimbursements. Such repayments shall be made monthly, but only to the extent that such repayments would not cause the annualized total expense ratio to exceed, if lower, the contractual expense limitation in place at the time of the waiver or reimbursement.

Under certain circumstances, the Investment Advisor may choose to voluntarily waive fees. In the event that the Investment Advisor voluntarily waives any fees, these waived fees are not subject to recoupment by the Investment Advisor. The Investment Adviser has voluntarily undertaken to reduce and/or subsidize certain expenses of the Seix Limited Duration Fund, Seix Short-Term Bond Fund and Seix U.S. Mortgage Fund to the extent necessary to maintain a minimum annualized yield of 0.0% for each of the Fund’s share classes. This voluntary expense reduction and/or expense subsidy may be modified or discontinued at any time without prior notice and is not subject to recoupment. There can be no assurance that this fee reduction will be sufficient to avoid any loss. During the fiscal year ended March 31, 2016, Seix Limited Duration Fund, Seix Short-Term Bond Fund, Seix Short-Term Municipal Bond Fund and Seix U.S. Mortgage Fund had voluntary reimbursements in the amount of $34, $4,722, $24 and $7, respectively.

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2016

During the fiscal year ended March 31, 2016, the Investment Adviser did not recapture any of its prior contractual waivers or reimbursements. As of March 31, 2016, the cumulative potential recoupments recoverable pursuant to this agreement are as follows:

	Expires
	2017	2018	2019
Seix Core Bond Fund	$42	$3,506	$—
Seix Corporate Bond Fund	5,345	11,677	30,054
Seix Floating Rate High Income Fund	122	—	—
Seix Georgia Tax-Exempt Bond Fund	—	—	32,454
Seix High Grade Municipal Bond Fund	18,165	26,689	43,026
Seix High Income Fund	26,432	—	—
Seix Investment Grade Tax-Exempt Bond Fund	32,500	189,341	230,521
Seix Limited Duration Fund	8,029	8,039	7,767
Seix North Carolina Tax-Exempt Bond Fund	—	14,868	27,322
Seix Short-Term Bond Fund	1,467	31,360	43,104
Seix Short-Term Municipal Bond Fund	35,071	28,407	46,670
Seix Total Return Bond Fund	30,144	5,518	2,074
Seix U.S. Mortgage Fund	56,990	58,174	44,867
Seix Virginia Intermediate Municipal Bond Fund	—	—	28,628

Amounts designated as “—” are $0.

Fund Accounting, Custody, Administration, and Transfer Agency — State Street Bank and Trust Company (“State Street Bank”) serves as the fund accounting agent and custodian for the Trust pursuant to a Master Custodian Agreement. The custodian is responsible for the safekeeping of the assets of the Funds and the fund accounting agent is responsible for calculating the Funds’ NAVs. State Street Bank, as the Funds’ custodian and fund accounting agent, is paid on the basis of net assets and transaction costs of the Funds. State Street Bank also serves as the administrator for the Trust pursuant to an administration agreement. State Street Bank, as the Funds’ administrator, is paid on the basis of net assets of the Funds which are allocated among the series of the Trust, on the basis of relative net assets.

Boston Financial Data Services, Inc. (“BFDS”) serves as the transfer agent to the Trust pursuant to a Transfer Agency and Service Agreement. BFDS is paid on the basis of net assets, per account fees and certain transaction costs.

Custodian Credits — The Funds have an agreement with their custodian under which custody fees may be reduced by balance credits. These credits, if any, are shown as a reduction of custody expenses on the Statements of Operations.

Distribution — The Trust and RidgeWorth Distributors LLC (the “Distributor”) are parties to a Distribution Agreement.

In addition, with respect to the A Shares, C Shares and R Shares, the Distributor receives amounts, pursuant to a Distribution and Service Plan, based upon average daily net assets of each respective class, which are computed daily and paid monthly. For the fiscal year ended March 31, 2016, the Distributor did not retain any of the front end sales charges assessed on the sale of Class A shares. For the fiscal year ended March 31, 2016, the Distributor did not retain any commissions from contingent deferred sales charges assessed on redemptions of Class C Shares. These current board approved fees, expressed as a percentage of average daily net assets, for the fiscal year ended March 31, 2016, were as follows:

Fund	A Share Distribution and Service Fee	C Share Distribution and Service Fee		R Share Distribution and Service Fee	IS Share Distribution and Service Fee
Seix Core Bond Fund	0.25%	N/A	%	0.50%	N/A	%
Seix Corporate Bond Fund	0.30	1.00		N/A	N/A
Seix Floating Rate High Income Fund	0.30	1.00		N/A	N/A

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2016

Fund	A Share Distribution and Service Fee	C Share Distribution and Service Fee		R Share Distribution and Service Fee		IS Share Distribution and Service Fee
Seix Georgia Tax-Exempt Bond Fund	0.15%	N/A	%	N/A	%	N/A	%
Seix High Grade Municipal Bond Fund	0.15	N/A		N/A		N/A
Seix High Income Fund	0.30	N/A		0.50		N/A
Seix High Yield Fund	0.25	N/A		0.50		N/A
Seix Investment Grade Tax-Exempt Bond Fund	0.30	N/A		N/A		N/A
Seix North Carolina Tax-Exempt Bond Fund	0.15	N/A		N/A		N/A
Seix Short-Term Bond Fund	0.20	1.00		N/A		N/A
Seix Short-Term Municipal Bond Fund	0.15	N/A		N/A		N/A
Seix Total Return Bond Fund	0.25	N/A		0.50		N/A
Seix U.S. Mortgage Fund	0.20	1.00		N/A		N/A
Seix Virginia Intermediate Municipal Bond Fund	0.15	N/A		N/A		N/A

Shareholder Servicing Fees — The Funds have adopted shareholder services fees for the I Shares and A Shares of such Funds. Each of these Funds (or class thereof, as the case may be) may pay a services fee to financial institutions that provide certain services to the Funds. The services under each of these Plans may include, among others, providing general shareholder liaison services (including responding to shareholder inquiries) providing information on shareholder investments, and establishing and maintaining shareholder accounts and records. The Funds may pay a fee under the Plan up to an annual rate of 0.20% of average daily net assets of a Fund’s I Shares or A Shares. The Seix Core Bond Fund, Seix High Income Fund, Seix High Yield Fund and Seix Total Return Bond Fund have adopted a shareholder services fee for the R Shares. Each Fund pays specified benefit plans or other financial service firms for shareholder support services they provide, at an annual rate of up to 0.25% of the average daily net assets of R Shares.

Compliance & Fund Services Fees — The Investment Adviser provides compliance and certain administrative services to the Trust to ensure compliance with applicable laws and regulations. For the fiscal year ended March 31, 2016, the Investment Adviser was paid $1,483,680 for these services. Foreside Fund Officer Services, LLC (‘‘FFOS’’) (formerly Foreside Compliance Services, LLC), an affiliate of the Distributor, provides an Anti-Money Laundering Officer/Identity Theft Prevention Officer (“AML Officer”) to the Trust. Effective October 2015, Foreside Management Services, LLC (“FMS”), an affiliate of the Distributor, provides Principal Financial Officer (“PFO”) support services to the Trust. Fees paid to FFOS and FMS pursuant to these agreements are reflected on the Statements of Operations as a component of the caption “Other Fees”.

Neither FFOS nor any of their officers or employees who serve as an officer of the Trust, have any role in determining the Funds’ investment policies or which securities are to be purchased or sold by the Trust or its Funds.

Certain officers of the Trust are also officers or employees of the Investment Adviser, FFOS and the administrator. Such officers receive no fees from the Trust for serving as officers of the Trust.

Each of the Trustees receives an annual retainer and an additional fee for each meeting attended, plus reimbursement for certain expenses incurred. Trustees receive an additional fee for committee service, paid on a per committee meeting basis. Information on the aggregate remuneration paid to the Trustees can be found on the Statements of Operations.

4.	Capital Stock Transactions

Transactions in capital shares and dollars for the fiscal years ended March 31 were as follows:

	Shares Issued	Shares Issued- Merger	Shares Reinvested	Shares Redeemed	Shares Converted	Net Increase (Decrease) in Shares Outstanding	Proceeds from Shares Issued	Issued- Merger	Dividends Reinvested	Cost of Shares Redeemed	Shares Converted	Change in Net Assets from Capital Transactions
Seix Core Bond Fund

I Shares
3/31/2016	3,773,694	18,121,184	514,563	(16,264,183)	—	6,145,258	$40,652,397	$195,102,886	$5,532,336	$(175,119,070)	$—	$66,168,549
3/31/2015	4,510,931	—	302,569	(6,253,876)	—	(1,440,376)	49,062,356	—	3,294,024	(68,021,150)	—	(15,664,770)

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2016

	Shares Issued	Shares Issued- Merger	Shares Reinvested	Shares Redeemed	Shares Converted	Net Increase (Decrease) in Shares Outstanding	Proceeds from Shares Issued	Issued- Merger	Dividends Reinvested	Cost of Shares Redeemed	Shares Converted	Change in Net Assets from Capital Transactions

A Shares
3/31/2016	114,909	312,495	19,263	(181,459)	—	265,208	$1,234,908	$3,363,629	$207,022	$(1,960,111)	$—	$2,845,448
3/31/2015	54,092	—	13,538	(321,519)	—	(253,889)	589,429	—	147,238	(3,486,043)	—	(2,749,376)

R Shares
3/31/2016	63,349	1,392	7,188	(70,497)	—	1,432	681,606	14,994	77,357	(760,012)	—	13,945
3/31/2015	17,918	—	5,424	(93,708)	—	(70,366)	194,681	—	59,073	(1,018,551)	—	(764,797)

IS Shares*
3/31/2016	2,309	—	30	(277)	—	2,062	24,783	—	327	(2,994)	—	22,116

Seix Corporate Bond Fund

I Shares
3/31/2016	332,069	—	66,369	(2,042,573)	—	(1,644,135)	2,874,849	—	559,900	(17,746,984)	—	(14,312,235)
3/31/2015	955,616	—	134,258	(1,573,782)	—	(483,908)	8,532,909	—	1,191,441	(13,966,065)	—	(4,241,715)

A Shares
3/31/2016	40,688	—	2,578	(74,224)	—	(30,958)	345,153	—	21,778	(637,354)	—	(270,423)
3/31/2015	90,712	—	3,551	(93,103)	—	1,160	814,568	—	31,615	(834,348)	—	11,835

C Shares
3/31/2016	39,199	—	42,617	(161,946)	—	(80,130)	328,481	—	355,742	(1,369,368)	—	(685,145)
3/31/2015	4,778	—	41,097	(188,550)	—	(142,675)	42,519	—	363,642	(1,679,489)	—	(1,273,328)

Seix Floating Rate High Income Fund

I Shares
3/31/2016	170,340,033	—	20,764,128	(508,778,380)	—	(317,674,219)	1,471,672,628	—	178,035,065	(4,367,322,310)	—	(2,717,614,617)
3/31/2015	250,862,178	—	25,936,211	(583,258,962)	—	(306,460,573)	2,241,961,673	—	231,690,008	(5,212,104,240)	—	(2,738,452,559)

A Shares
3/31/2016	8,169,669	—	715,765	(8,337,227)	—	548,207	70,528,471	—	6,117,753	(71,544,260)	—	5,101,964
3/31/2015	5,311,892	—	789,523	(12,877,326)	—	(6,775,911)	47,521,598	—	7,051,575	(114,351,918)	—	(59,778,745)

C Shares
3/31/2016	1,195,922	—	201,422	(2,044,517)	—	(647,173)	10,336,524	—	1,718,817	(17,473,145)	—	(5,417,804)
3/31/2015	1,255,960	—	186,092	(3,342,098)	—	(1,900,046)	11,262,053	—	1,660,627	(29,808,639)	—	(16,885,959)

IS Shares*
3/31/2016	224,292,881	—	1,963,926	(92,406,634)	—	133,850,173	1,966,663,031	—	16,665,384	(778,962,744)	—	1,204,365,671
3/31/2015	1,578,189	—	4,668	(157,646)	—	1,425,211	13,911,350	—	41,378	(1,395,472)	—	12,557,256

Seix Georgia Tax-Exempt Bond Fund

I Shares
3/31/2016	2,112,609	—	281,773	(4,711,514)	—	(2,317,132)	22,739,783	—	3,045,225	(50,879,549)	—	(25,094,541)
3/31/2015	2,592,909	—	224,078	(2,270,543)	—	546,444	27,818,184	—	2,418,136	(24,363,603)	—	5,872,717

A Shares
3/31/2016	17,533	—	7,749	(29,719)	—	(4,437)	191,368	—	83,945	(320,008)	—	(44,695)
3/31/2015	8,488	—	8,921	(79,653)	—	(62,244)	90,157	—	96,012	(853,535)	—	(667,366)

Seix High Grade Municipal Bond Fund

I Shares
3/31/2016	3,082,083	—	189,300	(2,989,888)	—	281,495	37,610,574	—	2,310,363	(36,571,732)	—	3,349,205
3/31/2015	4,745,372	—	159,946	(1,137,834)	—	3,767,484	57,975,527	—	1,960,186	(13,933,474)	—	46,002,239

A Shares
3/31/2016	191,190	—	30,996	(432,490)	—	(210,304)	2,332,202	—	378,352	(5,267,431)	—	(2,556,877)
3/31/2015	1,054,618	—	37,938	(506,285)	—	586,271	12,792,276	—	464,617	(6,170,845)	—	7,086,048

Seix High Income Fund

I Shares
3/31/2016	53,888,034	—	6,491,068	(80,951,480)	—	(20,572,378)	337,896,385	—	40,140,348	(498,500,450)	—	(120,463,717)
3/31/2015	82,575,974	—	8,843,693	(86,288,928)	—	5,130,739	579,568,804	—	60,279,865	(601,990,156)	—	37,858,513

A Shares
3/31/2016	4,030,897	—	497,172	(6,945,176)	—	(2,417,107)	25,894,346	—	3,085,138	(43,754,670)	—	(14,775,186)
3/31/2015	7,667,812	—	976,856	(20,543,905)	—	(11,899,237)	54,340,109	—	6,753,578	(147,628,392)	—	(86,534,705)

R Shares
3/31/2016	359,333	—	161,075	(1,187,358)	—	(666,950)	2,219,409	—	997,383	(7,386,173)	—	(4,169,381)
3/31/2015	810,510	—	254,230	(1,008,275)	—	56,465	5,667,370	—	1,729,645	(7,052,708)	—	344,307

IS Shares*
3/31/2016	679,195	—	42,294	(1,050,372)	—	(328,883)	4,520,923	—	267,858	(6,288,539)	—	(1,499,758)
3/31/2015	835,524	—	55,114	(372,986)	—	517,652	5,992,270	—	369,144	(2,505,345)	—	3,856,069

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2016

	Shares Issued	Shares Issued- Merger	Shares Reinvested	Shares Redeemed	Shares Converted	Net Increase (Decrease) in Shares Outstanding	Proceeds from Shares Issued	Issued- Merger	Dividends Reinvested	Cost of Shares Redeemed	Shares Converted	Change in Net Assets from Capital Transactions

Seix High Yield Fund

I Shares
3/31/2016	41,765,800	—	2,677,794	(57,054,822)	—	(12,611,228)	$344,971,553	$—	$21,784,528	$(463,492,389)	$—	$(96,736,308)
3/31/2015	59,991,586	—	5,890,762	(107,955,053)	—	(42,072,705)	566,345,748	—	51,929,938	(1,029,523,302)	—	(411,247,616)

A Shares
3/31/2016	1,826,899	—	49,068	(1,848,225)	—	27,742	14,701,000	—	392,138	(14,843,739)	—	249,399
3/31/2015	4,637,962	—	224,812	(11,103,725)	—	(6,240,951)	43,055,711	—	2,074,573	(105,914,466)	—	(60,784,182)

R Shares
3/31/2016	2,247	—	4,222	(22,713)	—	(16,244)	18,090	—	34,524	(193,271)	—	(140,657)
3/31/2015	2,288	—	15,091	(52,067)	—	(34,688)	21,707	—	133,652	(485,745)	—	(330,386)

Seix Investment Grade Tax-Exempt Bond Fund

I Shares
3/31/2016	13,026,768	—	1,590,200	(16,652,152)	—	(2,035,184)	158,312,240	—	19,300,261	(202,281,494)	—	(24,668,993)
3/31/2015	14,602,298	—	1,646,853	(15,797,083)	—	452,068	179,985,612	—	20,298,292	(194,601,088)	—	5,682,816

A Shares
3/31/2016	270,002	—	61,646	(692,731)	—	(361,083)	3,278,639	—	748,831	(8,422,052)	—	(4,394,582)
3/31/2015	602,590	—	67,708	(756,290)	—	(85,992)	7,434,825	—	835,425	(9,331,854)	—	(1,061,604)

Seix Limited Duration Fund

I Shares
3/31/2016	1	—	—	(1)	—	—	10	—	—	(10)	—	—
3/31/2015	—	—	—	—	—	—	—	—	—	—	—	—

Seix North Carolina Tax-Exempt Bond Fund

I Shares
3/31/2016	844,230	—	22,593	(1,697,037)	—	(830,214)	8,794,686	—	235,955	(17,670,389)	—	(8,639,748)
3/31/2015	456,959	—	7,666	(627,800)	—	(163,175)	4,742,649	—	79,506	(6,477,472)	—	(1,655,317)

A Shares
3/31/2016	3,850	—	1,440	(34,435)	—	(29,145)	40,276	—	14,957	(356,431)	—	(301,198)
3/31/2015	970	—	1,647	(12,431)	—	(9,814)	10,050	—	17,015	(126,714)	—	(99,649)

Seix Short-Term Bond Fund

I Shares
3/31/2016	2,020,005	—	28,202	(2,144,798)	—	(96,591)	20,069,817	—	280,754	(21,316,782)	—	(966,211)
3/31/2015	4,689,209	—	15,007	(3,483,051)	—	1,221,165	46,705,550	—	149,489	(34,661,784)	—	12,193,255

A Shares
3/31/2016	39,217	—	1,049	(61,581)	—	(21,315)	390,439	—	10,466	(613,864)	—	(212,959)
3/31/2015	31,643	—	1,080	(76,545)	—	(43,822)	315,855	—	10,786	(764,100)	—	(437,459)

C Shares
3/31/2016	34,023	—	—	(32,941)	—	1,082	339,111	—	—	(328,324)	—	10,787
3/31/2015	30,224	—	7	(47,609)	—	(17,378)	301,471	—	69	(475,001)	—	(173,461)

Seix Short-Term Municipal Bond Fund

I Shares
3/31/2016	953,169	—	7,278	(1,603,161)	—	(642,714)	9,508,130	—	72,544	(16,004,683)	—	(6,424,009)
3/31/2015	2,495,504	—	13,203	(1,730,406)	—	778,301	25,027,144	—	131,989	(17,344,646)	—	7,814,487

A Shares
3/31/2016	451,219	—	1,966	(102,645)	—	350,540	4,498,824	—	19,585	(1,023,872)	—	3,494,537
3/31/2015	112,743	—	4,253	(321,367)	—	(204,371)	1,130,952	—	42,495	(3,219,515)	—	(2,046,068)

Seix Total Return Bond Fund

I Shares
3/31/2016	24,445,338	—	1,895,924	(25,707,163)	—	634,099	258,433,518	—	20,024,042	(271,413,458)	—	7,044,102
3/31/2015	34,898,907	—	1,913,702	(44,413,678)	—	(7,601,069)	370,723,813	—	20,363,610	(469,786,413)	—	(78,698,990)

A Shares
3/31/2016	462,175	—	55,139	(1,487,568)	—	(970,254)	5,047,588	—	601,829	(16,200,651)	—	(10,551,234)
3/31/2015	1,172,422	—	67,076	(1,150,420)	—	89,078	12,923,984	—	737,622	(12,606,489)	—	1,055,117

R Shares
3/31/2016	795,487	—	77,532	(2,150,252)	—	(1,277,233)	8,396,594	—	819,135	(22,713,931)	—	(13,498,202)
3/31/2015	1,423,952	—	108,564	(2,487,736)	—	(955,220)	15,230,786	—	1,154,903	(26,504,553)	—	(10,118,864)

IS Shares*
3/31/2016	2,408,963	—	141,104	(3,939,256)	—	(1,389,189)	25,424,750	—	1,490,984	(41,629,701)	—	(14,713,967)
3/31/2015	7,452,851	—	102,410	(904,498)	—	6,650,763	78,912,819	—	1,094,608	(9,639,814)	—	70,367,613

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2016

	Shares Issued	Shares Issued- Merger	Shares Reinvested	Shares Redeemed	Shares Converted	Net Increase (Decrease) in Shares Outstanding	Proceeds from Shares Issued	Issued- Merger	Dividends Reinvested	Cost of Shares Redeemed	Shares Converted	Change in Net Assets from Capital Transactions

Seix U.S. Government Securities Ultra-Short Bond Fund

I Shares
3/31/2016	69,731,135	—	1,082,880	(80,130,245)	—	(9,316,230)	$702,624,532	$—	$10,908,593	$(807,576,064)	$—	$(94,042,939)
3/31/2015	83,380,029	784,751	1,171,622	(117,688,966)	—	(32,352,564)	844,619,459	7,953,747	11,867,837	(1,192,094,156)	—	(327,653,113)

Seix U.S. Mortgage Fund

I Shares
3/31/2016	911,814	1,506,410	25,558	(554,435)	—	1,889,347	10,270,176	16,905,776	287,767	(6,240,251)	—	21,223,468
3/31/2015	111,347	—	6,642	(134,103)	—	(16,114)	1,244,455	—	74,071	(1,490,918)	—	(172,392)

A Shares
3/31/2016	184,007	49,212	7,846	(121,669)	—	119,396	2,066,876	551,248	88,138	(1,363,719)	—	1,342,543
3/31/2015	435,295	—	5,234	(138,224)	—	302,305	4,856,654	—	58,527	(1,550,996)	—	3,364,185

C Shares
3/31/2016	72,081	104,870	3,533	(49,636)	—	130,848	809,121	1,176,793	39,767	(558,099)	—	1,467,582
3/31/2015	6,873	—	4,872	(97,786)	—	(86,041)	76,671	—	54,280	(1,086,652)	—	(955,701)

Seix Ultra-Short Bond Fund

I Shares
3/31/2016	3,877,331	—	78,994	(7,694,691)	—	(3,738,366)	38,499,137	—	784,778	(76,493,415)	—	(37,209,500)
3/31/2015	8,677,771	—	74,912	(6,674,417)	—	2,078,266	86,577,985	—	747,060	(66,552,633)	—	20,772,412

Seix Virginia Intermediate Municipal Bond Fund

I Shares
3/31/2016	1,119,433	—	116,554	(6,446,425)	—	(5,210,438)	11,308,335	—	1,164,775	(65,333,009)	—	(52,859,899)
3/31/2015	1,641,414	—	61,789	(1,991,032)	—	(287,829)	16,795,290	—	633,563	(20,408,382)	—	(2,979,529)

A Shares
3/31/2016	15,992	—	20,643	(106,197)	—	(69,562)	161,455	—	206,765	(1,074,473)	—	(706,253)
3/31/2015	57,972	—	16,745	(329,656)	—	(254,939)	593,372	—	171,735	(3,374,504)	—	(2,609,397)

*	IS Shares commenced operations on August 1, 2014 (August 3, 2015 for Seix Core Bond Fund and February 2, 2015 for Seix Floating Rate High Income Fund).

5.	Investment Transactions

The cost of security purchases and the proceeds from sales and maturities of securities, excluding securities maturing less than one year from acquisition and U.S. government securities, for the fiscal year ended March 31, 2016, were as follows:

	Purchases	Sales and Maturities
Seix Core Bond Fund	$83,317,978	$143,926,797
Seix Corporate Bond Fund	17,616,024	28,790,961
Seix Floating Rate High Income Fund	1,822,420,772	3,353,171,117
Seix Georgia Tax-Exempt Bond Fund	50,702,173	68,843,102
Seix High Grade Municipal Bond Fund	166,034,983	169,042,340
Seix High Income Fund	520,833,374	611,214,021
Seix High Yield Fund	425,050,821	470,565,502
Seix Investment Grade Tax-Exempt Bond Fund	828,255,095	903,227,128
Seix Limited Duration Fund	3,190,831	3,166,389
Seix North Carolina Tax-Exempt Bond Fund	13,339,565	20,297,570
Seix Short-Term Bond Fund	9,478,202	13,713,426
Seix Short-Term Municipal Bond Fund	35,900,403	28,896,514
Seix Total Return Bond Fund	361,898,708	341,017,144
Seix U.S. Government Securities Ultra-Short Bond Fund	440,887,758	451,142,260
Seix U.S. Mortgage Fund	5,350,888	6,362,303
Seix Ultra-Short Bond Fund	53,546,413	98,606,747
Seix Virginia Intermediate Municipal Bond Fund	46,432,319	102,097,616

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2016

The cost of security purchases and proceeds from sales and maturities of U.S. government securities, excluding short-term investments, for the fiscal year ended March 31, 2016, were as follows:

	Purchases—U.S. Government Securities	Sales—U.S. Government Securities
Seix Core Bond Fund	$456,632,051	$555,422,667
Seix Corporate Bond Fund	149,503	147,330
Seix Limited Duration Fund	—	226,245
Seix Short-Term Bond Fund	36,925,764	32,161,608
Seix Total Return Bond Fund	1,499,755,753	1,594,181,285
Seix U.S. Government Securities Ultra-Short Bond Fund	358,881,431	469,932,719
Seix U.S. Mortgage Fund	62,170,018	54,256,064
Seix Ultra-Short Bond Fund	10,163,307	7,722,183

6.	Federal Income Tax Information

The following information is presented on an income tax basis and takes into consideration differences between amounts for financial statement and income tax purposes. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., foreign currency transactions and return of capital on securities), such amounts are reclassified within the composition of net assets based on their U.S. federal tax-basis treatment; temporary differences do not require reclassification.

The effects of certain differences reclassified as of March 31, 2016 were as follows:

	Paid in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Seix Core Bond Fund	$105,418	$(563,454)	$458,036
Seix Corporate Bond Fund	—	3,040	(3,040)
Seix Floating Rate High Income Fund	—	(136,644)	136,644
Seix High Income Fund	—	(150,580)	150,580
Seix High Yield Fund	—	(671,319)	671,319
Seix Limited Duration Fund	—	2,115	(2,115)
Seix North Carolina Tax-Exempt Bond Fund	—	(5,669)	5,669
Seix Short-Term Bond Fund	—	(51,867)	51,867
Seix Total Return Bond Fund	—	(2,892,784)	2,892,784
Seix U.S. Government Securities Ultra-Short Bond Fund	—	(3,309,937)	3,309,937
Seix U.S. Mortgage Fund	(621,703)	415,955	205,748
Seix Ultra-Short Bond Fund	—	(53,923)	53,923

The cost of investments and aggregate gross unrealized appreciation and depreciation for securities held by the Funds as of March 31, 2016 were as follows:

Fund	Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Seix Core Bond Fund	$281,404,939	$3,992,232	$(1,208,241)	$2,783,991
Seix Corporate Bond Fund	17,903,774	467,430	(371,900)	95,530
Seix Floating Rate High Income Fund	4,714,220,887	10,392,605	(353,572,832)	(343,180,227)
Seix Georgia Tax-Exempt Bond Fund	103,135,940	7,210,428	(23,332)	7,187,096
Seix High Grade Municipal Bond Fund	111,739,766	5,179,237	(26,630)	5,152,607
Seix High Income Fund	710,665,250	10,680,961	(63,422,796)	(52,741,835)
Seix High Yield Fund	605,294,977	9,683,505	(39,379,173)	(29,695,668)
Seix Investment Grade Tax-Exempt Bond Fund	625,501,846	33,825,351	(121,905)	33,703,446
Seix Limited Duration Fund	6,636,488	11,001	—	11,001
Seix North Carolina Tax-Exempt Bond Fund	27,117,160	1,793,611	(11,465)	1,782,146

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2016

Fund	Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Seix Short-Term Bond Fund	$53,835,048	$269,009	$(39,344)	$229,665
Seix Short-Term Municipal Bond Fund	40,184,141	182,949	(4,019)	178,930
Seix Total Return Bond Fund	1,208,924,251	17,631,743	(6,022,434)	11,609,309
Seix U.S. Government Securities Ultra-Short Bond Fund	1,541,778,499	14,946,786	(2,300,644)	12,646,142
Seix U.S. Mortgage Fund	38,585,705	495,824	—	495,824
Seix Ultra-Short Bond Fund	104,425,775	326,591	(165,374)	161,217
Seix Virginia Intermediate Municipal Bond Fund	63,539,013	3,684,570	(14,702)	3,669,868

Amounts designated as “—” are $0.

The tax character of distributions paid to shareholders during the fiscal year ended March 31, 2016 was as follows:

	Distributions paid from
Fund	Net Investment Income*	Net Long Term Capital Gains	Tax-Exempt Distributions**	Return of Capital	Total Distributions Paid
Seix Core Bond Fund	$5,472,740	$1,298,555	$—	$—	$6,771,295
Seix Corporate Bond Fund	670,776	271,821	—	25,678	968,275
Seix Floating Rate High Income Fund	267,193,754	—	—	—	267,193,754
Seix Georgia Tax-Exempt Bond Fund	35	—	3,197,437	—	3,197,472
Seix High Grade Municipal Bond Fund	1,029,211	102,216	2,517,779	—	3,649,206
Seix High Income Fund	47,227,116	—	—	—	47,227,116
Seix High Yield Fund	37,383,404	—	—	—	37,383,404
Seix Investment Grade Tax-Exempt Bond Fund	2,968,203	4,455,803	15,143,661	—	22,567,667
Seix Limited Duration Fund	17,332	—	—	—	17,332
Seix North Carolina Tax-Exempt Bond Fund	—	168,510	764,382	—	932,892
Seix Short-Term Bond Fund	350,454	—	—	—	350,454
Seix Short-Term Municipal Bond Fund	31,579	54,861	164,911	—	251,351
Seix Total Return Bond Fund	22,218,418	1,185,364	—	—	23,403,782
Seix U.S. Government Securities Ultra-Short Bond Fund	12,422,092	—	—	—	12,422,092
Seix U.S. Mortgage Fund	420,732	—	—	—	420,732
Seix Ultra-Short Bond Fund	924,985	—	—	—	924,985
Seix Virginia Intermediate Municipal Bond Fund	118,135	1,944,263	2,408,086	—	4,470,484

*	Net Investment income includes taxable market discount income and short-term capital gains, if any.

**	The Funds hereby designate these amounts as Exempt Interest Dividends.

Amounts designated as “—” are $0.

The tax character of distributions paid to shareholders during the fiscal year ended March 31, 2015 was as follows:

	Distributions paid from
Fund	Net Investment Income*	Net Long Term Capital Gains	Tax-Exempt Distributions**	Return of Capital	Total Distributions Paid
Seix Core Bond Fund	$4,241,150	$—	$—	$—	$4,241,150
Seix Corporate Bond Fund	1,518,635	89,129	—	—	1,607,764
Seix Floating Rate High Income Fund	329,521,926	—	—	—	329,521,926
Seix Georgia Tax-Exempt Bond Fund	42	—	3,369,698	—	3,369,740
Seix High Grade Municipal Bond Fund	1,210,439	—	2,142,219	—	3,352,658
Seix High Income Fund	63,083,214	13,711,409	—	—	76,794,623
Seix High Yield Fund	71,059,727	44,294,046	—	—	115,353,773
Seix Investment Grade Tax-Exempt Bond Fund	6,178,999	2,347,656	16,915,693	—	25,442,348
Seix Limited Duration Fund	11,822	—	—	—	11,822

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2016

	Distributions paid from
Fund	Net Investment Income*	Net Long Term Capital Gains	Tax-Exempt Distributions**	Return of Capital	Total Distributions Paid
Seix North Carolina Tax-Exempt Bond Fund	$—	$—	$881,179	$—	$881,179
Seix Short-Term Bond Fund	270,835	—	—	—	270,835
Seix Short-Term Municipal Bond Fund	274,833	22,750	156,265	—	453,848
Seix Total Return Bond Fund	24,212,496	—	—	—	24,212,496
Seix U.S. Government Securities Ultra-Short Bond Fund	13,488,002	—	—	—	13,488,002
Seix U.S. Mortgage Fund	191,623	—	—	—	191,623
Seix Ultra-Short Bond Fund	932,817	—	—	—	932,817
Seix Virginia Intermediate Municipal Bond Fund	21,988	995,886	3,007,134	—	4,025,008

*	Net Investment income includes taxable market discount income and short-term capital gains, if any.

**	The Funds hereby designate these amounts as Exempt Interest Dividends.

Amounts designated as “—” are $0.

As of March 31, 2016 the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Net Unrealized Appreciation (Depreciation)*	Loss Carryforwards and Deferrals	Total
Seix Core Bond Fund	$—	$793,355	$422,874	$2,783,991	$—	$4,000,220
Seix Corporate Bond Fund	—	—	—	95,529	(320,096)	(224,567)
Seix Floating Rate High Income Fund	—	22,272,734	—	(343,180,227)	(211,971,957)	(532,879,450)
Seix Georgia Tax-Exempt Bond Fund	433,903	—	506,608	7,187,096	—	8,127,607
Seix High Grade Municipal Bond Fund	189,390	1,114,762	466,803	5,152,607	—	6,923,562
Seix High Income Fund	—	3,368,878	—	(52,741,832)	(78,993,481)	(128,366,435)
Seix High Yield Fund	—	1,460,015	—	(29,695,663)	(63,448,031)	(91,683,679)
Seix Investment Grade Tax- Exempt Bond Fund	956,636	4,500,936	1,468,214	33,703,446	—	40,629,232
Seix Limited Duration Fund	—	1,910	—	11,001	(827,694)	(814,783)
Seix North Carolina Tax- Exempt Bond Fund	—	—	164,117	1,782,146	—	1,946,263
Seix Short-Term Bond Fund	—	31,408	—	229,664	(1,218,910)	(957,838)
Seix Short-Term Municipal Bond Fund	11,337	58	—	178,931	—	190,326
Seix Total Return Bond Fund	—	411,613	1,281,193	11,806,320	—	13,499,126
Seix U.S. Government Securities Ultra-Short Bond Fund	—	1,202,089	—	12,646,145	(21,679,750)	(7,831,516)
Seix U.S. Mortgage Fund	—	37,100	—	495,824	(24,571)	508,353
Seix Ultra-Short Bond Fund	—	89,560	—	161,215	(2,485,365)	(2,234,590)
Seix Virginia Intermediate Municipal Bond Fund	161,306	407,871	939,168	3,669,868	—	5,178,213

*	The differences between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales, futures contract mark to market, dividends payable, bank loan adjustments, forward contracts mark to market 988(a)(1)(b), mark to market on credit default swaps, trust adjustments and straddle loss deferrals.

Amounts designated as “—” are $0.

The Funds utilize the provisions of the federal income tax laws that provide for the carryforward of capital losses from prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized in taxable years beginning after December 22, 2010 (“post-enactment”), may be carried forward indefinitely, and their character is retained as

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2016

short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment”). The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of March 31, 2016, the post-enactment accumulated short-term and long-term capital loss carryforwards were as follows:

Fund	Short Term	Long Term	Total
Seix Corporate Bond Fund	$156,102	$—	$156,102
Seix Floating Rate High Income Fund	40,806,533	146,126,939	186,933,472
Seix High Income Fund	29,363,462	49,630,019	78,993,481
Seix High Yield Fund	24,340,402	39,107,629	63,448,031
Seix U.S. Government Securities Ultra-Short Bond Fund	10,992,974	2,278,292	13,271,266
Seix Ultra-Short Bond Fund	237,470	231,205	468,675
As of March 31, 2016, the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Fund	Expiring 2017	Expiring 2018	Expiring 2019	Expiring 2020	Total
Seix Floating Rate High Income Fund	$25,038,485	$—	$—	$—	$25,038,485
Seix Limited Duration Fund*	—	827,086	—	—	827,086
Seix Short-Term Bond Fund	—	1,200,277	—	—	1,200,277
Seix U.S. Government Securities Ultra-Short Bond Fund	—	—	8,408,484	—	8,408,484
Seix U.S. Mortgage Fund**	—	—	—	—	—
Seix Ultra-Short Bond Fund	202,726	1,362,740	451,224	—	2,016,690

*	Of the $829,060 of capital loss carryforwards subject to limitations due to an ownership change on June 30, 2013, $1,974 was utilized, and the remaining $827,086, will expire in 2018.

**	Of the $695,758 of capital loss carryforwards subject to limitations due to an ownership change on January 31, 2014, $74,055 was utilized, and the remaining $621,703 expired unused.

Amounts designated as “—” are $0.

Capital loss carryforwards may be applied to offset future realized capital gains and therefore may reduce future capital gain distributions.

During the fiscal year ended March 31, 2016, the following Funds utilized capital loss carryforwards as follows:

Fund	Amount
Seix Georgia Tax-Exempt Bond Fund	$1,162,838
Seix Limited Duration Fund	1,974
Seix North Carolina Tax-Exempt Bond Fund	223,221
Seix Short-Term Bond Fund	1,472
Seix U.S. Mortgage Fund	74,055

During the fiscal year ended March 31, 2016, the following Fund had capital loss carryforwards that expired in fiscal 2016 as follows:

Fund	Amount
Seix U.S. Mortgage Fund	$621,703

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next fiscal year. During the fiscal year ended March 31, 2016, the following Funds had net capital losses:

Fund	Short Term	Long Term	Total
Seix Corporate Bond Fund	$137,223	$26,771	$163,994
Seix Limited Duration Fund	—	608	608
Seix Short-Term Bond Fund	7,996	10,637	18,633
Seix U.S. Mortgage Fund	49,293	(24,722)	24,571

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2016

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and March 31 and late year ordinary losses (i) ordinary losses between January 1 and March 31, and (ii) specified ordinary and currency losses between November 1 and March 31 as occurring on the first day of the following tax year. For the fiscal year ended March 31, 2016, any amount of losses elected as late year ordinary losses within the tax return will not be recognized for federal income tax purposes until April 1, 2016.

7.	Reorganizations

On May 20, 2014, the Board approved the reorganization of the RidgeWorth Short-Term U.S. Treasury Securities Fund (the “Target Fund”) into the RidgeWorth U.S. Government Securities Ultra-Short Bond Fund (the “Acquiring Fund”), a separate series of the Trust. On August 1, 2014, the Acquiring Fund acquired all of the net assets of the Target Fund in a tax-free exchange of shares. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies.

Target Fund	Shares Prior to Reorganization	Shares Issued by the Acquiring Fund	Net Assets Prior to Reorganization
I Shares	292,773	282,619	$2,864,452
A Shares	106,635	102,792	$1,041,835
C Shares	414,503	399,340	$4,047,460

The appreciation (depreciation) of the acquired fund was $9,669 as of the date of the merger. The combined net assets of the Acquiring Fund immediately after the reorganization were $1,786,800,909.

Assuming the acquisition had been completed on April 1, 2014, the beginning of the reporting period of the Acquiring Fund, the Acquiring Fund’s pro forma results of operations for the fiscal year ended March 31, 2015, were as follows:

Net Investment Income (Loss)	$9,708,863
Net Realized and Unrealized Gains/Losses on Investments	$4,096,899
Net Increase/Decrease in Net Assets resulting from Operations	$13,805,762

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that has been included in the Acquiring Fund’s Statement of Operations as of March 31, 2015.

On May 21, 2015, the Board approved the reorganization of the RidgeWorth Intermediate Bond Fund (the “Target Fund”) into the RidgeWorth Core Bond Fund (the “Acquiring Fund”), a separate series of the Trust. On August 3, 2015, the Acquiring Fund acquired all of the net assets of the Target Fund in a tax-free exchange of shares. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies.

Target Fund	Shares Prior to Reorganization	Shares Issued by the Acquiring Fund	Net Assets Prior to Reorganization
I Shares	20,078,785	18,121,184	$195,102,886
A Shares	345,825	312,495	$3,363,629
R Shares	1,543	1,392	$14,994

The appreciation (depreciation) of the acquired fund was $841,440 as of the date of the merger. The combined net assets of the Acquiring Fund immediately after the reorganization were $387,705,719.

Assuming the acquisition had been completed on April 1, 2015, the beginning of the reporting period of the Acquiring Fund, the Acquiring Fund’s pro forma results of operations for the year ended March 31, 2016, were as follows:

Net Investment Income (Loss)	$5,701,046
Net Realized and Unrealized Gains/Losses on Investments	$(3,299,477)
Net Increase/Decrease in Net Assets resulting from Operations	$(2,401,569)

NOTES TO FINANCIAL STATEMENTS  (concluded)

RIDGEWORTH FUNDS    March 31, 2016

On May 21, 2015, the Board approved the reorganization of the RidgeWorth U.S. Government Securities Fund (the “Target Fund”) into the RidgeWorth Limited-Term Federal Mortgage Securities Fund (the “Acquiring Fund”), a separate series of the Trust. On August 1, 2015, the Acquiring Fund was renamed RidgeWorth Seix U.S. Mortgage Fund and acquired all of the net assets of the Target Fund in a taxable exchange of shares. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies.

Target Fund	Shares Prior to Reorganization	Shares Issued by the Acquiring Fund	Net Assets Prior to Reorganization
I Shares	2,019,210	1,506,410	$16,905,776
A Shares	65,853	49,212	$551,248
C Shares	140,575	104,870	$1,176,793

The appreciation (depreciation) of the acquired fund was $113,976 as of the date of the merger. The combined net assets of the Acquiring Fund immediately after the reorganization were $32,289,899.

Assuming the acquisition had been completed on April 1, 2015, the beginning of the reporting period of the Acquiring Fund, the Acquiring Fund’s pro forma results of operations for the year ended March 31, 2016, were as follows:

Net Investment Income (Loss)	$(159,812)
Net Realized and Unrealized Gains/Losses on Investments	$71,615
Net Increase/Decrease in Net Assets resulting from Operations	$(88,197)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that has been included in the Acquiring Fund’s Statement of Operations as of March 31, 2016.

8.	Recently Issued Accounting Pronouncements

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2015-07 Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent). The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share (“NAV”) practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

9.	Subsequent Events

Management has evaluated subsequent events through the date these financial statements were available to be issued. Management has determined that there are no material events that would require disclosure in the Funds’ financial statements through this date.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

RIDGEWORTH FUNDS    March 31, 2016

To the Board of Trustees and Shareholders of RidgeWorth Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Seix Core Bond Fund (formerly, “Core Bond Fund”), Seix Corporate Bond Fund (formerly, “Corporate Bond Fund”), Seix Floating Rate High Income Fund, Seix Georgia Tax-Exempt Bond Fund (formerly, “Georgia Tax-Exempt Bond Fund”), Seix High Grade Municipal Bond Fund (formerly, “High Grade Municipal Bond Fund”), Seix High Income Fund (formerly, “High Income Fund”), Seix High Yield Fund, Seix Investment Grade Tax-Exempt Bond Fund (formerly, “Investment Grade Tax-Exempt Bond Fund”), Seix Limited Duration Fund (formerly, “Limited Duration Fund”), Seix North Carolina Tax-Exempt Bond Fund (formerly, “North Carolina Tax-Exempt Bond Fund”), Seix Short-Term Bond Fund (formerly, “Short-Term Bond Fund”), Seix Short-Term Municipal Bond Fund (formerly, “Short-Term Municipal Bond Fund”), Seix Total Return Bond Fund (formerly, “Total Return Bond Fund”), Seix U.S. Government Securities Ultra-Short Bond Fund (formerly, “U.S. Government Securities Ultra-Short Bond Fund”), Seix U.S. Mortgage Fund (formerly, “Limited-Term Federal Mortgage Securities Fund”), Seix Ultra-Short Bond Fund (formerly, “Ultra-Short Bond Fund”), and Seix Virginia Intermediate Municipal Bond Fund (formerly, “Virginia Intermediate Municipal Bond Fund”) (seventeen of the funds constituting RidgeWorth Funds, collectively the “Funds”) at March 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2016 by correspondence with the custodian, transfer agent and brokers, and application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 26, 2016

OTHER FEDERAL TAX INFORMATION

RIDGEWORTH FUNDS    March 31, 2016

(Unaudited)

The following Funds hereby designate the following amounts as long term capital gain distributions:

Fund	Long Term Capital Dividend
Seix Core Bond Fund	$1,298,555
Seix Corporate Bond Fund	271,821
Seix High Grade Municipal Bond Fund	102,216
Seix Investment Grade Tax-Exempt Bond Fund	4,455,803
Seix North Carolina Tax-Exempt Bond Fund	168,510
Seix Short-Term Municipal Bond Fund	54,861
Seix Total Return Bond Fund	1,185,364
Seix Virginia Intermediate Municipal Bond Fund	1,944,263

For corporate shareholders, the following percentages of the total ordinary income distributions paid by the following Funds during the fiscal year ended March 31, 2016 qualify for the corporate dividends received deduction:

Fund	Dividends Received Deductions
Seix Floating Rate High Income Fund	0.07%
Siex High Income Fund	1.29
Seix High Yield Fund	0.15

For the fiscal year ended March 31, 2016, the following Funds paid qualified dividend income:

Fund	Qualified Dividend Income
Seix Floating Rate High Income Fund	0.07%
Siex High Income Fund	1.40
Seix High Yield Fund	0.15

TRUSTEES AND OFFICERS OF THE RIDGEWORTH FUNDS

RIDGEWORTH FUNDS    March 31, 2016

(Unaudited)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations and applicable, other directorships held during at least the last five years of each of the persons currently serving as a Trustee or Officer of the Trust. Unless otherwise noted, the address of each Trustee and officer is c/o RidgeWorth Investments®, 3333 Piedmont Road, Suite 1500, Atlanta, Georgia 30305. The Funds’ Statement of Additional Information includes more information about the Trustees and is available without charge, upon request, by calling 1-888-784-3863 and on the Funds’ website at www.ridgeworth.com.

Name and Age	Position Held With the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in the RidgeWorth Complex Overseen by Trustees	Other Directorships Held By Trustee During the Past 5 Years
INDEPENDENT TRUSTEE
Tim E. Bentsen (August 1953)	Trustee	Indefinite; since 2012	Lecturer- J.M. Tull School of Accounting, Terry College of Business at University of Georgia (2013-Present); Retired. Audit Partner and Account Executive (1993-2012); Lead Area Managing Partner (2005-2009); Atlanta Office Managing Partner (2003-2009), KPMG LLP.	29	Synovus Financial Corp.: Krispy Kreme Doughnuts, Inc.
Jeffrey M. Biggar (February 1950)	Trustee	Indefinite; since 2007	Director of Special Gifts for Hawken School (since May 2013); Managing Director, Little Mountain Group, LLC (an independent Registered Investment Advisor consulting firm) (2011-2013); Chief Operating Officer, Cedar Brook Financial Partners LLC (2008-2010); Chief Executive Officer and Senior Managing Director, Sterling (National City Corp.) (2000-2006).	29	Multi-Manager Master Portfolios LLC (3 portfolios; thru 2013)
George C. Guynn (December 1942)	Trustee	Indefinite; since 2008	Retired. President and CEO, Federal Reserve Bank of Atlanta (1996-2006).	29	SUSA Registered Fund, LLC; Oxford Industries; Acuity Brands, Inc. (thru 2014); Multi-Manager Master Portfolios LLC (3 portfolios; thru 2013); Genuine Parts Company (thru 2015)
Sidney E. Harris (July 1949)	Trustee	Indefinite; since 2004	Professor and Dean Emeritus (since April 2015), Professor (1997-2014), Dean (1997-2004), J. Mack Robinson College of Business, Georgia State University.	29	Total System Services, Inc.; Multi-Manager Master Portfolios LLC (3 portfolios; thru 2013).
Connie D. McDaniel (April 1958)	Trustee	Indefinite; since 2005	Retired. Vice President, Chief of Internal Audit, Corporate Audit Department (2009-2013); Vice President Global Finance Transformation (2007-2009); Vice President and Controller (1999-2007), The Coca-Cola Company.	29	Total System Services, Inc.
INTERESTED TRUSTEE
Ashi S. Parikh* (February 1966)	Trustee	Indefinite; since 2013	Chief Executive Officer and Chief Investment Officer, RidgeWorth Investments (2010-present); President and Chief Investment Officer (2008-2010).	29	None

*	Mr. Parikh is an “interested person” of the Trust, as defined in the 1940 Act, because he is an employee of the Investment Adviser.

TRUSTEES AND OFFICERS OF THE RIDGEWORTH FUNDS  (concluded)

RIDGEWORTH FUNDS    March 31, 2016

(Unaudited)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Julia R. Short (November 1972)	President and Chief Executive Officer	One year; since 2007	Managing Director, Product Manager, RidgeWorth Investments (since 2004).
James L. Love (December 1968)	Chief Compliance Officer	One year; since 2016	Managing Director and Chief Compliance Officer, RidgeWorth Investments (since 2016); Chief Compliance Officer and Deputy General Counsel, U.S. Global Investors (2007-2015).
Benjamin H. Lowe (March 1978)	Treasurer and Chief Financial Officer	One year; since 2015	Director of Fund Administration, RidgeWorth Investments (since 2011); Fund Controller, ALPS Fund Services, Inc. (2005–2011).
James Bacik State Street Bank and Trust Co. 1 Iron Street Boston, MA 02210 (May 1975)	Assistant Treasurer	One year; since 2010	Vice President, State Street Bank and Trust Company (since 2001).*
Patrick J. Keniston Foreside Fund Officer Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101 (January 1964)	Anti-Money Laundering Officer and Identity Theft Prevention Officer	One year; since 2013	Managing Director, Foreside Fund Officer Services, LLC (October 2008 – present).
Karen Jacoppo-Wood State Street Bank and Trust Company 100 Huntington Avenue Tower 2, Third Floor, CPH0326 Boston, MA 02116 (December 1966)	Secretary and Chief Legal Officer	One year; since 2014	Vice President and Managing Counsel, State Street Bank and Trust Company (since 2014); Vice President, RMR Advisors, Inc./RMR Funds (2007-2014).*

*	During the period indicated the officer has held various positions at State Street Bank and Trust Company and has provided his or her current title.

INVESTMENT ADVISORY AGREEMENT

RIDGEWORTH FUNDS    March 31, 2016

(Unaudited)

APPROVAL OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

The continuance of the Trust’s investment advisory agreement with RidgeWorth Capital Management LLC (the “Adviser”) and subadvisory agreement between the Adviser and Seix Investment Advisors LLC (the “Subadviser”) must be specifically approved at least annually by (i) the vote of the Trustees or a vote of the shareholders of the Funds and (ii) the vote of a majority of the Trustees who are not parties to the agreements or “interested persons” of any party thereto (the “Independent Trustees”), as defined in the Investment Company Act of 1940 (the “1940 Act”), cast in person at a meeting called for the purpose of voting on such approval. New advisory agreements for the Trust are also subject to such approval initially and annually after their initial term is complete.

Each year, the Board of Trustees calls and holds a meeting to decide whether to approve the continuance of the Trust’s agreements for another year. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser and Subadviser. The Trustees use this information, as well as other information that the Adviser, Subadviser, and other service providers may submit to the Board, to help them decide whether to approve the agreements.

In considering the renewal of the agreements with the Adviser and Subadviser, the Board requested and received material from the Adviser and Subadviser in preparation for a special meeting of the Board held on October 8, 2015, and requested and reviewed additional material from the Adviser and Subadviser in preparation for its quarterly meeting held on November 16-17, 2015, at which it specifically considered the renewal of the agreements. Such material included, among other things, information about: (a) the quality of the Adviser’s and Subadviser’s investment management and other services; (b) the Adviser’s and Subadviser’s investment management personnel; (c) the Adviser’s and Subadviser’s operations and financial condition; (d) the Adviser’s and Subadviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that the Adviser and Subadviser charge the Funds compared with the fees they charge to comparable mutual funds or accounts; (f) the Funds’ overall fees and operating expenses compared with similar mutual funds; (g) the level of the Adviser’s and Subadviser’s profitability from their Fund-related operations; (h) the Adviser’s and Subadviser’s compliance systems; (i) the Adviser’s and Subadviser’s policies and procedures for personal securities transactions; (j) the Adviser’s and Subadviser’s reputation, expertise, and resources in domestic financial markets; and (k) the Funds’ performance compared with similar mutual funds. The Board also received a memorandum from fund counsel regarding the responsibilities of the Trustees in connection with their consideration of the agreements.

At the meetings, representatives from the Adviser and Subadviser presented additional oral and written information to the Board to help the Board evaluate the Adviser’s and Subadviser’s fees and other aspects of the agreements. The Board also considered information presented by the Adviser, Subadviser, and other service providers at meetings held throughout the year. The Trustees discussed the written materials, oral presentations, and any other information that the Board received, and considered the approval of the agreements in light of this information.

Based on the Board’s deliberations and evaluation of the information it received, the Board, all of whose members are Independent Trustees, approved the renewal of the agreements with the Adviser and Subadviser and determined that the compensation under the agreements is fair and reasonable in light of the services to be performed. The Board considered the following specific factors, none of which was controlling, and made the following conclusions:

Nature, Extent, and Quality of Services.    The Board received and considered information regarding the nature, extent, and quality of services provided to the Funds by the Adviser and Subadviser. In this regard, the Trustees evaluated, among other things, the Adviser’s and Subadviser’s personnel, experience, track record, and compliance program. The Board considered the background and experience of the Adviser’s and Subadviser’s senior management and the expertise of, and amount of attention given to the Funds by, their portfolio management teams. The Board reviewed the qualifications and backgrounds of the portfolio managers responsible for the day-to-day management of the Funds. The Board also reviewed information pertaining to the Adviser’s and Subadviser’s organizational structure, senior management, investment operations, and other relevant information. The Board concluded that, within the context of its full deliberations, the nature, extent, and quality of the services provided to the Funds by the Adviser and Subadviser supported the approval of the agreements.

INVESTMENT ADVISORY AGREEMENT  (concluded)

RIDGEWORTH FUNDS    March 31, 2016

(Unaudited)

Performance.    The Board considered the investment performance of each Fund, including any periods of outperformance and underperformance, both on an absolute basis and a comparative basis to indices and other funds within the same investment categories. Specifically, the Board considered Fund performance relative to peer groups and appropriate benchmarks in light of total return, yield, and market trends. As part of this review, the Board considered the composition of the peer group and selection criteria, as well as market risk and shareholder risk expectations. The Board considered the Adviser’s and Subadviser’s explanations regarding specific performance issues. The Board concluded that, within the context of its full deliberations, the performance of the Funds, the Adviser, and the Subadviser supported the approval of the agreements.

Fund Expenses.    With respect to advisory fees, the Board considered the rate of compensation under the agreements and each Fund’s net operating expense ratio in comparison to those of comparable mutual funds. The Trustees also considered information about average expense ratios of comparable mutual funds in each Fund’s peer group. Finally, the Trustees considered the effect of the Adviser’s and Subadviser’s waiver and reimbursement of fees and expenses, where applicable, to prevent total expenses from exceeding a specified amount and that, due to these waivers and reimbursements, net operating expenses have been maintained at competitive levels. The Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported the approval of the agreements.

Profitability.    The Board reviewed information about the profitability of the Funds to the Adviser and Subadviser and considered whether the level of profitability, if any, was reasonable and justified in light of the quality of the services rendered to the Funds. The Board concluded that, within the context of its full deliberations, the profitability of the Adviser and Subadviser is within the range the Board considered reasonable.

Economies of Scale.    The Board considered the existence of economies of scale and whether they were passed along to Fund shareholders through a graduated advisory fee schedule or other means, including any fee waivers and expense reimbursements by the Adviser and Subadviser. The Board concluded that, within the context of its full deliberations, the Funds obtain reasonable benefit from economies of scale.

ADDITIONAL INFORMATION

RIDGEWORTH FUNDS    March 31, 2016

(Unaudited)

Expense Examples

As a shareholder of the RidgeWorth Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees, 12b-1 distribution and/or service fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the RidgeWorth Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2015 through March 31, 2016.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Fund	Class	Beginning Account Value 10/01/15	Ending Account Value 03/31/16	Expenses Paid During Period* 10/01/15-03/31/16	Expense Ratio During Period** 10/01/15-03/31/16
Seix Core Bond Fund	I Shares	$1,000.00	$1,020.90	$2.48	0.49%
	A Shares	1,000.00	1,020.20	3.23	0.64
	R Shares	1,000.00	1,018.90	4.49	0.89
	IS Shares	1,000.00	1,021.60	1.97	0.39
Seix Corporate Bond Fund	I Shares	1,000.00	1,026.90	3.55	0.70
	A Shares	1,000.00	1,025.60	4.81	0.95
	C Shares	1,000.00	1,022.10	8.34	1.65
Seix Floating Rate High Income Fund	I Shares	1,000.00	994.80	3.09	0.62
	A Shares	1,000.00	993.40	4.58	0.92
	C Shares	1,000.00	990.50	7.51	1.51
	IS Shares	1,000.00	995.40	2.54	0.51
Seix Georgia Tax-Exempt Bond Fund	I Shares	1,000.00	1,030.00	3.30	0.65
	A Shares	1,000.00	1,029.50	3.86	0.76
Seix High Grade Municipal Bond Fund	I Shares	1,000.00	1,034.30	3.31	0.65
	A Shares	1,000.00	1,032.70	4.07	0.80
Seix High Income Fund	I Shares	1,000.00	1,004.60	4.01	0.80
	A Shares	1,000.00	1,001.70	5.20	1.04
	R Shares	1,000.00	1,000.80	6.15	1.23
	IS Shares	1,000.00	1,005.40	12.63	2.52
Seix High Yield Fund	I Shares	1,000.00	992.60	3.09	0.62
	A Shares	1,000.00	991.80	4.13	0.83
	R Shares	1,000.00	990.60	5.08	1.02
Seix Investment Grade Tax-Exempt Bond Fund	I Shares	1,000.00	1,027.40	3.29	0.65
	A Shares	1,000.00	1,027.50	4.06	0.80
Seix Limited Duration Fund	I Shares	1,000.00	1,001.70	1.75	0.35
Seix North Carolina Tax-Exempt Bond Fund	I Shares	1,000.00	1,029.20	3.30	0.65
	A Shares	1,000.00	1,027.40	4.21	0.83
Seix Short-Term Bond Fund	I Shares	1,000.00	1,004.60	3.01	0.60
	A Shares	1,000.00	1,004.60	4.01	0.80
	C Shares	1,000.00	1,001.00	6.65	1.33
Seix Short-Term Municipal Bond Fund	I Shares	1,000.00	1,003.00	2.40	0.48
	A Shares	1,000.00	1,002.10	3.30	0.66
Seix Total Return Bond Fund	I Shares	1,000.00	1,019.90	2.32	0.46
	A Shares	1,000.00	1,019.20	3.58	0.71
	R Shares	1,000.00	1,017.80	5.30	1.05
	IS Shares	1,000.00	1,020.60	1.57	0.31
Seix U.S. Government Securities Ultra-Short Bond Fund	I Shares	1,000.00	998.20	2.10	0.42
Seix U.S. Mortgage Fund	I Shares	1,000.00	1,015.20	3.53	0.70
	A Shares	1,000.00	1,014.10	4.53	0.90
	C Shares	1,000.00	1,010.30	8.29	1.65

ADDITIONAL INFORMATION  (continued)

RIDGEWORTH FUNDS    March 31, 2016

(Unaudited)

Fund	Class	Beginning Account Value 10/01/15	Ending Account Value 03/31/16	Expenses Paid During Period* 10/01/15-03/31/16	Expense Ratio During Period** 10/01/15-03/31/16
Seix Ultra-Short Bond Fund	I Shares	$1,000.00	$1,004.40	$1.60	0.32%
Seix Virginia Intermediate Municipal Bond Fund	I Shares	1,000.00	1,028.10	3.30	0.65
	A Shares	1,000.00	1,027.50	3.90	0.77

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized.

Hypothetical Example

The table below provides information about hypothetical account values and hypothetical expenses based on each RidgeWorth Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund	Class		Beginning Account Value 10/01/15	Ending Account Value 03/31/16	Expenses Paid During Period* 010/01/15-03/31/16	Expense Ratio During Period** 010/01/15-03/31/16
Seix Core Bond Fund	I Shares		$1,000.00	$1,022.60	$2.48	0.49%
	A Shares		1,000.00	1,021.80	3.23	0.64
	R Shares		1,000.00	1,020.60	4.50	0.89
	IS Shares	***	1,000.00	1,023.05	1.97	0.39
Seix Corporate Bond Fund	I Shares		1,000.00	1,021.50	3.54	0.70
	A Shares		1,000.00	1,020.30	4.80	0.95
	C Shares		1,000.00	1,016.80	8.32	1.65
Seix Floating Rate High Income Fund	I Shares		1,000.00	1,021.90	3.13	0.62
	A Shares		1,000.00	1,020.40	4.65	0.92
	C Shares		1,000.00	1,017.50	7.62	1.51
	IS Shares		1,000.00	1,022.45	2.58	0.51
Seix Georgia Tax-Exempt Bond Fund	I Shares		1,000.00	1,021.80	3.29	0.65
	A Shares		1,000.00	1,021.20	3.84	0.76
Seix High Grade Municipal Bond Fund	I Shares		1,000.00	1,021.80	3.29	0.65
	A Shares		1,000.00	1,021.00	4.04	0.80
Seix High Income Fund	I Shares		1,000.00	1,021.00	4.04	0.80
	A Shares		1,000.00	1,019.80	5.25	1.04
	R Shares		1,000.00	1,018.90	6.21	1.23
	IS Shares		1,000.00	1,012.40	12.68	2.52
Seix High Yield Fund	I Shares		1,000.00	1,021.90	3.13	0.62
	A Shares		1,000.00	1,020.90	4.19	0.83
	R Shares		1,000.00	1,019.90	5.15	1.02
Seix Investment Grade Tax-Exempt Bond Fund	I Shares		1,000.00	1,021.80	3.29	0.65
	A Shares		1,000.00	1,021.00	4.04	0.80
Seix Limited Duration Fund	I Shares		1,000.00	1,023.30	1.77	0.35
Seix North Carolina Tax-Exempt Bond Fund	I Shares		1,000.00	1,021.80	3.29	0.65
	A Shares		1,000.00	1,020.90	4.19	0.83
Seix Short-Term Bond Fund	I Shares		1,000.00	1,022.00	3.03	0.60
	A Shares		1,000.00	1,021.00	4.04	0.80
	C Shares		1,000.00	1,018.40	6.71	1.33
Seix Short-Term Municipal Bond Fund	I Shares		1,000.00	1,022.60	2.43	0.48
	A Shares		1,000.00	1,021.70	3.34	0.66
Seix Total Return Bond Fund	I Shares		1,000.00	1,022.70	2.33	0.46
	A Shares		1,000.00	1,021.50	3.59	0.71
	R Shares		1,000.00	1,019.80	5.30	1.05
	IS Shares		1,000.00	1,023.45	1.57	0.31

ADDITIONAL INFORMATION  (concluded)

RIDGEWORTH FUNDS    March 31, 2016

(Unaudited)

Fund	Class	Beginning Account Value 10/01/15	Ending Account Value 03/31/16	Expenses Paid During Period* 010/01/15-03/31/16	Expense Ratio During Period** 010/01/15-03/31/16
Seix U.S. Government Securities Ultra-Short Bond Fund	I Shares	$1,000.00	$1,022.90	$2.12	0.42%
Seix U.S. Mortgage Fund	I Shares	1,000.00	1,021.50	3.54	0.70
	A Shares	1,000.00	1,020.50	4.55	0.90
	C Shares	1,000.00	1,016.80	8.32	1.65
Seix Ultra-Short Bond Fund	I Shares	1,000.00	1,023.40	1.62	0.32
Seix Virginia Intermediate Municipal Bond Fund	I Shares	1,000.00	1,021.80	3.29	0.65
	A Shares	1,000.00	1,021.20	3.89	0.77

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized.

***	IS Shares for Seix Core Bond Fund commenced operations on August 3, 2015. Expenses (hypothetical expenses if IS Shares had been in existence from April 1, 2015) are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 366.

Proxy Voting Information

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-784-3863. The information also is included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.ridgeworth.com and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Funds’ website at www.ridgeworth.com and on the SEC’s website at www.sec.gov.

Quarterly Portfolio Holdings Information

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available free of charge on the SEC’s website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330.

INVESTMENT ADVISER:

RidgeWorth Investments

3333 Piedmont Road, NE, Suite 1500

Atlanta, Georgia 30305

www.ridgeworth.com

INVESTMENT SUBADVISER:

Seix Investment Advisors LLC

One Maynard Drive

Suite 3200

Park Ridge, NJ USA 07656

www.seixadvisors.com

This information must be preceded or accompanied by a current prospectus for each Fund described. Before investing, investors should carefully read the prospectus or summary prospectus and consider the fund’s investment objectives, risks, charges and expenses. Please call 888.784.3863 or visit ridgeworth.com to obtain a prospectus or summary prospectus, which contains this and other information about the funds.

DISTRIBUTOR:

RIDGEWORTH DISTRIBUTORS LLC

RFAR-FI-0316

Item 2. Code of Ethics.

(a)	RidgeWorth Funds (the “Registrant”) has adopted a Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer.

(b)	No disclosures are required by this Item 2(b).

(c)	The Registrant has not made any amendments to its Code of Ethics during the reporting period for this Form N-CSR.

(d)	There have been no waivers granted by the Registrant to individuals covered by the Registrant’s Code of Ethics during the reporting period for this Form N-CSR.

(e)	Not applicable.

(f)	A copy of the Registrant’s Code of Ethics is attached as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

(a) (1)	The Board of Trustees of the Registrant has determined that the Registrant has at least one member serving on the Registrant’s Audit Committee that possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert.”

(2)	The names of the audit committee financial expert are Connie D. McDaniel and Tim E. Bentsen. Each audit committee financial expert has been deemed to be “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)    Audit Fees – The aggregate fees billed for the last two fiscal years ended March 31 for professional services rendered by the principal accountant to the Registrant for the annual audit of the Registrant’s financial statements or services normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are set forth below.

	March 31, 2016	March 31, 2015
Audit Fees	$474,230	$483,490

(b)    Audit-Related Fees – The aggregate fees billed for the last two fiscal years ended March 31 for professional services rendered by the principal accountant to the Registrant for assurance and related services rendered by the principal accountant to the Registrant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 are set forth below.

	March 31, 2016	March 31, 2015
Audit-Related Fees	$0	$0

There were no fees billed for the last two fiscal years ended March 31 for assurance and related services rendered by the principal accountant to the investment adviser that are reasonably related to the performance of the audit of the Registrant’s financial statements that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of this Item 4.

(c)    Tax Fees – The aggregate fees billed for the last two fiscal years ended March 31 for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning are set forth below. The principal accountant is engaged to review and sign the Federal Income and Excise returns, along with reviewing excise distributions.

	March 31, 2016	March 31, 2015
Tax Fees	$177,364	$186,500

There were no fees billed for the last two fiscal years ended March 31 for professional services rendered by the principal accountant to the investment adviser for tax compliance, tax advice and tax planning that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of this Item 4.

(d)    All Other Fees – The aggregate fees billed for the last two fiscal years ended March 31 for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) – (c) of this Item 4 are set forth below.

	March 31, 2016	March 31, 2015
All Other Fees	$0	$0

There were no fees billed for the last two fiscal years ended March 31 for products and services provided by the principal accountant to the investment adviser that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of this Item 4.

(e)(1) Audit Committee’s Pre-Approval Policies and Procedures

RIDGEWORTH FUNDS

Audit and Non-Audit Services Pre-Approval Policy

I.	Statement of Principles

As set forth in the chart below, the Sarbanes-Oxley Act of 2002 (the “Act”), and rules adopted by the Securities and Exchange Commission (“SEC”) require that the Audit Committee of the Board of Trustees pre-approve all audit services and non-audit services provided to RidgeWorth Funds (the “Trust”) and its portfolios (the “Funds”) by its independent accountant (“Auditor”), as well as non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”), listed on Appendix A, if the services directly impact the Funds’ operations and financial reporting.1

Where Pre-Approval is Required

	Audit Service	Non-Audit Service
Fund	Yes	Yes
Adviser	No	Yes, if directly related to Fund operation and financial reporting
Service Affiliate	No	Yes, if directly related to Fund operation and financial reporting

[1]	The Audit Committee also is permitted to ratify the provision of inadvertent non-audit services, but only if:
¡	the value of all such services do not exceed 5% of total revenues paid by the Trust and Service Affiliates to the Auditor in the fiscal year when services are provided;
¡	the services were not recognized as non-audit services at the time they were provided; and
¡	the services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit.

The following policies and procedures (except Section IX) govern the ways in which the Audit Committee will pre-approve audit and various types of non-audit services that the Auditor provides to the Trust and to Service Affiliates. These policies and procedures do not apply in the case of audit services that the Auditor provides to Service Affiliates, nor do they apply to services that an audit firm other than the Auditor provides to such entities.

These policies and procedures comply with the requirements for pre-approval, but also provide a mechanism by which management of the Trust may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations. Pre-approval of non-audit services by the Auditor may be achieved through a combination of the procedures described in Section VI below.

With respect to non-audit services that may be provided to the Trust by an accounting firm other than the Auditor, the Chairperson of the Audit Committee is authorized to pre-approve such services in accordance with the procedures described in Section IX below.

II.	Audit Services

The annual audit services engagement scope and terms will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit (including required rating agency reviews) and other procedures required to be performed by the independent auditor to be able to form an opinion on the Trust’s financial statements. The Audit Committee will monitor the audit services engagement throughout the year and will also approve, if necessary, any changes in terms and conditions resulting from changes in audit scope, Fund structure or other items. The Audit Committee will pre-approve all audit services for the Trust.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Trust’s financial statements or that are traditionally performed by the Auditor. The Audit Committee will pre-approve all audit-related services for the Trust.

IV.	Tax Services

Tax services to the Trust include tax compliance, tax planning and tax advice. The Audit Committee will review all proposed tax related services to assure that their provision would not impair the independence of the Auditor. The Audit Committee will pre-approve all tax services for the Trust.

V.	All Other Services

While the SEC’s rules prohibit the Auditor from providing specific non-audit services, as listed on Appendix A, certain other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may pre-approve those permissible non-audit services classified as All Other Services that it believes would not impair the independence of the Auditor, and are consistent with the SEC’s rules on auditor independence. The Audit Committee will pre-approve all other services for the Trust.

VI.	Procedures

A.	Regular Pre-Approval Procedures

The Audit Committee shall pre-approve at its regularly scheduled meetings the audit, audit-related, tax and other non-audit services to be rendered by the Auditor to the Trust and those non-audit services to be rendered by the Auditor to the Service Affiliates that require pre-approval by the Audit Committee. In connection with such pre-approvals, the Auditor, or the President and/or Treasurer with the assistance of the Auditor, shall provide the Audit Committee with a report containing information about each type of service to be pre-approved at the meeting, an explanation of why the service is being performed, and projected fees.

The Auditor shall notify the President, Treasurer, and Chairperson of the Audit Committee as soon as practicable regarding its engagement to provide Fund-related non-audit services to Service Affiliates.

B.	Interim Pre-Approval Procedures

If, in the opinion of the President and/or Treasurer, a proposed engagement needs to commence before the next regularly scheduled Audit Committee meeting, the Chairperson of the Audit Committee (the “Chairperson”) is authorized to pre-approve the engagement so long as the amount to be paid to the Auditor would not exceed $50,000. The President and/or Treasurer will coordinate with the Chairperson and provide to the Chairperson, with the assistance of the Auditor, information about the service to be considered for pre-approval. The Auditor may not commence the engagement under consideration until the President and/or Treasurer has indicated that pre-approval has been obtained from the Chairperson. The Chairperson will report any interim pre-approval decisions to the Audit Committee at its next regularly scheduled meeting.

VII.	Recordkeeping

The Trust shall maintain a written record of all decisions made by the Audit Committee or by the Chairperson of the Audit Committee pursuant to these procedures, together with appropriate supporting material. In connection with the ratification of any inadvertent non-audit services, a record shall be made indicating that each of the conditions for this exception to the pre-approval requirement has been satisfied.

VIII.	Amendment

The Audit Committee may review and amend these policies and procedures from time to time as it deems appropriate.

IX.	Interim Pre-Approval of Non-Audit Services By Other Accounting Firms

If, in the opinion of the President and/or Treasurer, a proposed engagement for non-audit services to the Trust by an accounting firm other than the Auditor needs to commence before the next regularly scheduled Audit Committee meeting, the Chairperson is authorized to pre-approve the engagement so long as the amount to be paid to the accounting firm would not exceed $50,000. The Chairperson will report any interim pre-approval decisions to the Audit Committee at its next regularly scheduled meeting.

Adopted: March 1, 2012

Appendix A

Service Affiliates Subject to Pre-Approval of Non-Audit Services

Including, but not limited to:

RidgeWorth Capital Management LLC and its subsidiaries.

Zevenbergen Capital Investments LLC

Prohibited Non-Audit Services

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client;

•	Financial information systems design and implementation;

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

•	Actuarial services;

•	Internal audit outsourcing services;

•	Management functions or human resources;

•	Broker or dealer, investment adviser, or investment banking services;

•	Legal services and expert services unrelated to the audit.

(e)(2) Percentage of Services – None of the services summarized in paragraphs (b)-(d), above, were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f)     No disclosures are required by this Item 4(f).

(g)    The aggregate non-audit fees billed for the last two fiscal years ended March 31 for services rendered by the principal accountant to the Registrant are set forth below.

March 31, 2016	March 31, 2015
$161,264	$179,000

The approximate aggregate non-audit fees billed for the last two fiscal years ended March 31 for services rendered by the Registrant’s principal accountant to the Registrant’s investment adviser, and any other entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant are set forth below.

March 31, 2016	March 31, 2015
$0	$0

Services for which the non-audit fees were billed relate principally to mortgage compliance reviews, general corporate and state and local tax assistance and accounting matters, and various strategic reporting consulting projects.

(h)     In regards to Item 4(g), the Audit Committee has considered that the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as a part of the reports to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Board of Trustees has not adopted formal procedures by which shareholders may recommend nominees to the Board of Trustees.

Item 11. Controls and Procedures.

(a)    The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)    There were no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1)	Code of Ethics described in Item 2 is attached hereto.

(2)	The certifications required by Rule 30a-2(a) of the 1940 Act are attached hereto.

(3)	Not applicable.

(b)    The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RIDGEWORTH FUNDS

By:	/s/ Julia R. Short
Julia R. Short
President

Date:	June 3, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Julia R. Short
Julia R. Short
President

Date:	June 3, 2016

By:	/s/ Benjamin H. Lowe
Benjamin H. Lowe
Treasurer

Date:	June 3, 2016